Exhibit 10.12

Execution Version

CREDIT AGREEMENT

Dated as of May 27, 2014

among

SUNEDISON SEMICONDUCTOR B.V.,

as Borrower,

SUNEDISON SEMICONDUCTOR LIMITED,

GOLDMAN SACHS BANK USA,

as Administrative Agent

GOLDMAN SACHS BANK USA,

as Sole Lead Arranger and Sole Syndication Agent

GOLDMAN SACHS BANK USA, and

MACQUARIE CAPITAL (USA) INC.,

as Joint Bookrunners

and

The Lenders Party Hereto

i

TABLE OF CONTENTS (Continued)

TABLE OF CONTENTS (Continued)

TABLE OF CONTENTS (Continued)

SCHEDULES

1.01(a)	Mortgaged Real Property
1.01(b)	Closing Date Immaterial Subsidiaries
1.10	Dutch Terms
1.11	Italian Terms
2.01(a)	Revolving Commitments and Applicable Percentages
2.01(b)	Term Loan Commitments and Applicable Percentages
4.01	Closing Checklist
5.13	Subsidiaries; Material Equity Investments;
6.17	Post-Closing Obligations
7.01	Existing Liens
7.02	Existing Investments
7.03	Existing Indebtedness
7.03(i)	Letters of Credit Facilities and Local Lines of Credit
7.08	Existing Affiliate Agreements
7.09	Existing Burdensome Agreements
10.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of

A	Loan Notice
B	Swing Line Loan Notice
C-1	Revolving Note
C-2	Term Note
D	Compliance Certificate
E-1	Assignment and Assumption
E-2	Administrative Questionnaire
F	Pledge and Security Agreement (US)
G	Guaranty Agreement (US)
H.	Intercompany Note
I	Perfection Certificate
J	Notice of Specified Related Credit Arrangement

v

CREDIT AGREEMENT

This CREDIT AGREEMENT is entered into as of May 27, 2014, among SUNEDISON SEMICONDUCTOR B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands, having its registered office address at Naritaweg 165, Telestone 8, (1043 BW), Amsterdam, the Netherlands, and registered with the Dutch trade register under number 59315695 (the “Borrower”), SUNEDISON SEMICONDUCTOR LIMITED, a limited company organized under the law of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore) (“Holdings”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), GOLDMAN SACHS BANK USA, as Administrative Agent, GOLDMAN SACHS BANK USA, as Sole Lead Arranger (in such capacity, “Arranger”), and as Sole Syndication Agent (in such capacity, “Syndication Agent”). and GOLDMAN SACHS BANK USA and MACQUARIE CAPITAL (USA) INC., as Joint Bookrunners (in such capacities, “Bookrunners”).

RECITALS:

WHEREAS, capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1.01 hereof;

WHEREAS, Lenders have agreed to extend secured credit facilities to the Borrower in an aggregate principal amount not to exceed $260,000,000, consisting of $210,000,000 aggregate principal amount of Term Loans and up to $50,000,000 aggregate principal amount of Revolving Commitments, the proceeds of which will be used (i) together with the proceeds received by Holdings from the issuance of Equity Interests therein to the Samsung Purchasers and in an initial public offering thereof, to repay in its entirety amounts outstanding under loans owed by Holdings to SunEdison and SunEdison International, (ii) to refinance all of the outstanding loans (the “Existing MEMC Japan Loans”) issued under that certain ¥5,000,000,000 revolving facility agreement, dated December 15, 1997, by and between the Development Bank of Japan Inc. and MEMC Japan Ltd., an entity organized under the laws of Japan (“MEMC Japan”), (iii) for issuance of letters of credit and permitted acquisitions, (iv) to fund loans to MEMC Italy pursuant to the Borrower / MEMC Italy Term Loan Agreement, and (v) for general corporate purposes of the Borrower and the Subsidiaries, including payment of fees and expenses in connection with the closing of the transactions contemplated hereunder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acceptance Credit” means a commercial Letter of Credit in which the applicable L/C Issuer engages with the beneficiary of such Letter of Credit to accept a time draft.

“Acceptance Documents” means such general acceptance agreements, applications, certificates and other documents as the applicable L/C Issuer may require in connection with the creation of Bankers’ Acceptances.

“Acquisition Consideration” means, with respect to any purchase or acquisition described in Section 7.02(g), the aggregate amount of all cash and noncash consideration (including the fair market value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith).

“Additional L/C Issuer” means any financial institution that is a Lender and is selected by the Borrower to issue one or more Letters of Credit hereunder, provided that such financial institution consents to becoming an Additional L/C Issuer and provided further that such financial institution shall become a party to this Agreement in the capacity as an L/C Issuer by executing a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and signed by the Borrower, the Additional L/C Issuer and the Administrative Agent.

“Administrative Agent” means Goldman Sachs in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Questionnaire” means an administrative questionnaire in substantially the form of Exhibit E-2 or any other form approved by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent” means each of (i) the Administrative Agent, (ii) the Security Agent, (iii) the Syndication Agent, (iv) each Bookrunner, (v) the Arranger and (vi) any other Person appointed under the Loan Documents to serve in an agent or similar capacity.

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The Aggregate Revolving Commitments in effect on the Closing Date is $50,000,000.

“Aggregate Term Loan Commitments” means the Term Loan Commitments of all the Lenders. The Aggregate Term Commitments in effect on the Closing Date is $210,000,000.

“Agreement” means this Credit Agreement.

“Alternative Currency” means each of Euro and each other currency (other than Dollars) that is approved in accordance with Section 1.06.

“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

“Alternative Currency Sublimit” means an amount equal to the lesser of the Aggregate Revolving Commitments and $25,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Applicable Percentage” means (i) with respect to all payments, computations and other matters relating to the Term Loan of any Lender, the percentage obtained by dividing (a) the Term Loan Exposure of that Lender by (b) the aggregate Term Loan Exposure of all Lenders; (ii) with respect to all payments, computations and other matters relating to the Revolving Commitment or Revolving Loans of any Lender or any Letters of Credit issued or participations purchased therein by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (a) the Revolving Exposure of that Lender by (b) the aggregate Revolving Exposure of all Lenders. For all other purposes with respect to each Lender, “Applicable Percentage” means the percentage obtained by dividing (A) an amount equal to the sum of the Term Loan Exposure and the Revolving Exposure, by (B) an amount equal to the sum of the aggregate Term Loan Exposure and the aggregate Revolving Exposure of all Lenders. The initial Applicable Percentage of each Lender with respect to the Revolving Commitments or Revolving Loans is set forth opposite the name of such Lender on Schedule 2.01(a) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, and the initial Applicable Percentage of each Lender with respect to the Term Loan Commitments or Term Loans is set forth opposite the name of such Lender on Schedule 2.01(b) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means the following percentages per annum:

For any Eurocurrency Rate Loans and Letters of Credit-BA Fees:	For any Base Rate Loans:
5.50%	4.50%

; provided however, that the above referenced percentages shall be increased by 0.25% on the 45th day following the Closing Date unless a security agent has become a Taiwan Security Agent and the Taiwan Security Documents have been executed (and such 0.25% increase shall continue to be in effect until such time as a security agent has become a Taiwan Security Agent and the Taiwan Security Documents have been executed).

“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Approved Bank” has the meaning specified in the definition of Cash Equivalents.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means Goldman Sachs Bank USA in its capacity as sole lead arranger.

“Asset Sale” means a sale, lease or sub-lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, exclusive license (as licensor or sublicensor), transfer or other Disposition to, or any exchange of property with, any Person (other than the Borrower or any Guarantor), in one transaction or a series of transactions, of all or any part of the Borrower’s or any of the Subsidiaries’ businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, leased or licensed, including the Equity Interests of any of the Subsidiaries, other than (a) Dispositions in the form of Restricted Payments permitted under Section 7.06 and (b) Dispositions permitted under Section 7.05 (other than Section 7.05(h)).

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E-1 or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Audited Financial Statements” means the audited combined balance sheet of Holdings, the Borrower and Subsidiaries for the fiscal year ended December 31, 2013, and the related combined statements of operations, comprehensive income (loss), equity and cash flows for such fiscal year of Holdings, the Borrower and Subsidiaries, including the notes thereto, in each case as set forth in the S-1 Amendment.

“Bankers’ Acceptance” or “BA” means a time draft, drawn by the Borrower or the beneficiary under an Acceptance Credit and accepted by the applicable L/C Issuer upon presentation of documents by the beneficiary of an Acceptance Credit pursuant to Section 2.03 hereof, in the standard form for bankers’ acceptances of such L/C Issuer.

“Base Rate” means, for any day, a rate per annum equal to the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Rate in effect on such day plus  1⁄2 of 1% and (iii) the sum of (a) the Eurocurrency Base Rate then in effect that would be payable on such day for a Eurocurrency Rate Loan (after giving effect to any Eurocurrency Rate Loan “floor”) with a one-month interest period plus (b) the difference between the Applicable Rate for Eurodollar Rate Loans and the Applicable Rate for Base Rate Loans. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Borrower / MEMC Italy Term Loan Agreement” means that certain Term Loan Agreement, dated as of the Closing Date, between the Borrower, as lender, and MEMC Italy, as borrower, providing for loans to MEMC Italy in an aggregate principal amount equal to $10,000,000 (or the equivalent amount, as of the Closing Date, in Euro).

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowing” means a Term Borrowing, a Revolving Borrowing or a Swing Line Borrowing, as the context may require.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and:

(a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

(b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;

(c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

(d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Canadian Dollar” and “CDN$” mean the lawful currency of Canada.

“Capital Expenditures” means expenditures made in respect of the purchase or other acquisition of any fixed or capital asset, but shall expressly exclude normal replacements and maintenance which are properly charged to current operations.

“Cash” means money, currency or a credit balance in any demand account or Deposit Account.

“Cash Collateral” means any cash or deposit account balances provided as cash collateral as, and for the purposes, set forth in the definition of “Cash Collateralize”.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as applicable, as collateral for the L/C-BA Obligations or Swing Line Loans, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer or the Swing Line Lender, as applicable (which documents are hereby consented to by the Lenders).

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) Dollar-denominated certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition and issued either (i) by a Lender or (ii) by a commercial bank both (A) having combined capital and surplus of not less than $500,000,000 and (B) that has a short-term credit rating of at least A-1 by S&P or P-1 by Moody’s (any Person meeting the criteria of this clause (ii) an “Approved Bank”); (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or any Affiliate thereof or of any Approved Bank, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition and issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition and backed by standby letters of credit issued by any Lender or any Approved Bank; (g) shares of money market mutual or similar funds which invest substantially all of their assets in assets satisfying the requirements of clauses (a) through (f) of this definition or money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $3,000,000,000; (h) investments in money market funds access to which is provided as part of “sweep” accounts maintained with a Lender or an Approved Bank; or (i) investments in industrial development revenue bonds which (i) “re-set” interest rates not less frequently than quarterly, (ii) are entitled to the benefit of a remarketing arrangement with an established broker dealer, and (iii) are supported by a direct pay letter of credit covering principal and accrued interest which is issued by a Lender or an Approved Bank.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than SunEdison International, any Samsung Purchaser or any of their respective Affiliates (either individually or in any combination), becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of Holdings entitled to vote for members of the board of directors or equivalent governing body of Holdings on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

(b) during any period of 24 consecutive months, commencing from and after the Closing Date, a majority of the members of the board of directors or other equivalent governing body of Holdings cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

(c) any Person or two or more Persons acting in concert, other than SunEdison International, any Samsung Purchaser or any of their respective Affiliates (either individually or in any combination), shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a Controlling influence over the management or policies of the Borrower, or control over the equity securities of Holdings entitled to vote for members of the board of directors or equivalent governing body of Holdings on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 35% or more of the combined voting power of such securities; or

(d) Holdings shall cease to beneficially own and control 100% on a fully diluted basis of the economic and voting interest in the Equity Interests of the Borrower

Notwithstanding any of the foregoing to the contrary, none of (I) the initial public offering of the Equity Interests in Holdings, (II) any subsequent Disposition of the Equity Interests in Holdings owned by SunEdison International, any Samsung Purchaser or any of their respective Affiliates or (III) any purchase of Equity Interests in Holdings by SunEdison International, any Samsung Purchaser or any of their respective Affiliates, in each case, shall constitute a Change of Control.

“Class” means (i) with respect to Lenders, each of the following classes of Lenders: (a) Lenders having Term Loan Exposure, and (b) Lenders having Revolving Exposure (including any Swing Line Lender), and (ii) with respect to Loans, each of the following classes of Loans: (a) Term Loans and (b) Revolving Loans (including Swing Line Loans).

“Closing Date” means May 27, 2014.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Collateral” means, collectively, all property of Holdings, the Borrower, any Subsidiary or any other Person in which the Administrative Agent, any Security Agent or any Lender is granted a Lien under any Security Document as security for all or any portion of the Obligations or any other obligation arising under any Loan Document.

“Commitment” means any Revolving Commitment or Term Loan Commitment and “Commitments” means all Revolving Commitments and Term Loan Commitments.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Consolidated Current Assets” means, as at any date of determination, the total assets of a Person and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.

“Consolidated Current Liabilities” means, as at any date of determination, the total liabilities of a Person and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt.

“Consolidated Excess Cash Flow” means, for any period, an amount (if positive) equal to:

(i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income of Holdings, the Borrower and their Subsidiaries, plus, (b) to the extent reducing such Consolidated Net Income, the sum, without duplication, of amounts for non-Cash charges reducing Consolidated Net Income, including for depreciation and amortization (excluding any such non-Cash charge to the extent that it represents an accrual or reserve for potential Cash charge in any future period or amortization of a prepaid Cash gain that was paid in a prior period), plus (c) the Consolidated Working Capital Adjustment, minus

(ii) the sum, without duplication, of (a) the amounts for such period paid from Internally Generated Cash of (1) scheduled repayments of Indebtedness for borrowed money of Holdings, the Borrower and their Subsidiaries (excluding repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments) and scheduled repayments of capital lease obligations (excluding any interest expense portion thereof), and (2) Capital Expenditures of Holdings, the Borrower and their Subsidiaries, plus (b) other non-Cash gains increasing Consolidated Net Income for such period (excluding any such non-Cash gain to the extent it represents the reversal of an accrual or reserve for potential Cash gain in any prior period). As used in this clause (ii), “scheduled repayments of Indebtedness” does not include mandatory prepayments or voluntary prepayments.

“Consolidated EBITDA” means, for any period of measurement thereof, for Holdings, the Borrower and their Subsidiaries on a consolidated basis, an amount equal to the Consolidated Net Income of Holdings, the Borrower and their Subsidiaries for such period plus, without duplication:

(1) provision for taxes based on income or profits of Holdings, the Borrower and their Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

(2) the following, for such period, to the extent deducted in computing such Consolidated Net Income:

(a) the consolidated interest expense of Holdings, the Borrower and their Subsidiaries for such period, whether paid or accrued, including amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with capital lease obligations, imputed interest with respect to Attributable

Indebtedness, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net of the effect of all payments made or received pursuant to Related Swap Contracts in respect of interest rates; plus

(b) the consolidated interest expense of Holdings, the Borrower and their Subsidiaries that was capitalized during such period; plus

(c) any interest on Indebtedness of another Person that is guaranteed by Holdings, the Borrower or their Subsidiaries or secured by a Lien on assets of Holdings, the Borrower or their Subsidiaries, whether or not such Guarantee or Lien is called upon; plus

(d) the product of (i) all dividends, whether paid or accrued and whether or not in Cash, on any series of preferred stock of such Person or any of their Subsidiaries, other than dividends on Equity Interests payable solely in Equity Interests of Holdings (other than Disqualified Equity Interests) or to Holdings, the Borrower or a Subsidiary, times (ii) a fraction, the numerator of which is one and the denominator of which is one minus the then-current combined national, United States federal, state, provincial and local statutory tax rate of such Person, expressed as a decimal, in each case, determined on a consolidated basis in accordance with GAAP; plus

(3) any foreign currency translation losses (including losses related to currency remeasurements of Indebtedness) of Holdings, the Borrower and their Subsidiaries for such period, to the extent that such losses were taken into account in computing such Consolidated Net Income; plus

(4) the amount of any restructuring charge or expense and unusual or non-recurring charges or expenses, to the extent that such charges or expenses were deducted in computing such Consolidated Net Income; plus

(5) depreciation, amortization (including amortization of intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash charges and expenses (excluding any such non-cash charge or expense to the extent that it represents an accrual of or reserve for cash charges or expenses in any future period or amortization of a prepaid cash charge or expense that was paid in a prior period) of Holdings, the Borrower and their Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash charges or expenses were deducted in computing such Consolidated Net Income; plus

(6) any expenses or charges related to any equity offering, Permitted Acquisition or other Investment, permitted Disposition or the incurrence of Indebtedness permitted to be incurred hereunder including a refinancing thereof to the extent permitted hereunder (in each case, whether or not successful) and any amendment or modification of the terms of any such transactions; minus

(7) any foreign currency translation gains (including gains related to currency remeasurements of Indebtedness) of Holdings, the Borrower and their Subsidiaries for such period, to the extent that such gains were taken into account in computing such Consolidated Net Income; minus

(8) non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business, in each case, all as determined for Holdings, the Borrower and their Subsidiaries on a consolidated basis in accordance with GAAP; and provided that, notwithstanding anything to the contrary contained herein, the Consolidated EBITDA for any period of measurement thereof shall (x) include the appropriate financial items for any Person or business unit that has been acquired by Holdings, the Borrower or any of their Subsidiaries for any portion of such period prior to the date of such acquisition, and (y) exclude the appropriate financial items for any Person or business unit that has been Disposed of by Holdings, the Borrower or any of their Subsidiaries, for the portion of such period prior to the date of Disposition.

Notwithstanding any of the foregoing to the contrary, for purposes of calculating the Consolidated Leverage Ratio for any four-fiscal quarter period that includes the fiscal quarter ending on June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, Consolidated EBITDA shall be based on the sum of (a) the applicable amounts specified below for such fiscal quarter, and (b) Consolidated EBITDA for the portion of such four fiscal quarter period not including such fiscal quarter:

Fiscal quarter ending	Consolidated EBITDA
June 30, 2013	$37,600,000
September 30, 2013	$30,300,000
December 31, 2013	$10,600,000
March 31, 2014	$24,500,000

“Consolidated Funded Indebtedness” means, as of any date of determination, for Holdings, the Borrower and their Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all issued and undrawn letters of credit (including standby and commercial), bankers’ acceptances (including all BAs hereunder), bank guaranties, surety bonds and similar instruments, (d) Attributable Indebtedness in respect of capital leases, (e) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons other than Holdings, the Borrower or any Subsidiary, and (f) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or other comparable limited liability entity) in which Holdings, the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made or as a matter of law is non-recourse to Holdings, the Borrower or such Subsidiary. Notwithstanding any other provision of this Agreement to the contrary, the amount of Consolidated Funded Indebtedness for which recourse is limited either to a specified amount or to an identified asset of such Person shall be deemed to be equal to such specified amount or the fair market value of such identified asset as determined by such Person in good faith, as the case may be.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended on or prior to such date.

“Consolidated Net Income” means, for any period, for Holdings, the Borrower and their Subsidiaries, the aggregate of the net income (loss) of Holdings, the Borrower and their Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP and without any reduction in respect of preferred stock dividends; provided that:

(1) all extraordinary gains and losses and all gains and losses realized in connection with any Disposition made pursuant to Section 7.04 or Section 7.05(h) or the Disposition of securities or the early extinguishment of Indebtedness, together with any related provision for taxes on any such gain, will be excluded;

(2) the net income (or loss) of any Person (other than the Borrower or any Subsidiary) in which Holdings, the Borrower or any of their Subsidiaries has a joint or minority interest will be excluded, except to the extent of the amount of dividends or other distributions actually paid in cash to Holdings, the Borrower or any of their Subsidiaries during such period;

(3) the net income (or loss) of any Subsidiary will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that net income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of such Subsidiary’s charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its equity holders;

(4) the cumulative effect of a change in accounting principles will be excluded;

(5) non-cash charges and expenses associated with equity-based compensation plans will be excluded; and

(6) non-cash gains and losses attributable to movement in the mark-to-market valuation of Related Swap Contracts pursuant to Financial Accounting Standards Board Statement No. 133 will be excluded.

“Consolidated Working Capital” means, as at any date of determination, the excess of Consolidated Current Assets of Holdings, the Borrower and their Subsidiaries over Consolidated Current Liabilities of Holdings, the Borrower and their Subsidiaries.

“Consolidated Working Capital Adjustment” means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period. In calculating the Consolidated Working Capital Adjustment there shall be excluded the effect of reclassification during such period of current assets to long term assets and current liabilities to long term liabilities and the effect of any Permitted Acquisition during such period; provided that there shall be included with respect to any Permitted Acquisition during such period an amount (which may be a negative number) by which the Consolidated Working Capital acquired in such Permitted Acquisition as at the time of such acquisition exceeds (or is less than) Consolidated Working Capital at the end of such period.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Corresponding Debt” has the meaning specified in Section 9.12.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C-BA Credit Extension.

“Cumulative Amount” means at any time (the “Cumulative Amount Reference Time”), an amount (which shall not be less than zero) equal to:

(i) the amount of any cash capital contributions or Net Equity Proceeds from the sale or issuance of any common Equity Interests received or made by Holdings and contributed to the Borrower during the period from and including the Business Day immediately following the Closing Date through and including the Cumulative Amount Reference Time; minus

(ii) the aggregate amount of any Investments made pursuant to Section 7.02(n) during the period commencing on the Closing Date and ending on or prior to the Cumulative Amount Reference Time (and, for purposes of this clause (ii), without taking account of the intended usage of the Cumulative Amount at such Cumulative Amount Reference Time).

“Debtor Relief Laws” means the Bankruptcy Code of the United States, the Dutch Bankruptcy Act (Faillissementswet), the Civil Rehabilitation Act of Japan (Act No. 225 of 1999, as amended), the Corporate Reorganisation Act of Japan (Act No. 154 of 2002, as amended) and the Bankruptcy Act of Japan (Act No. 75 of 2004, as amended), the applicable provisions of the Companies Act, Chapter 50 of Singapore and/or the Bankruptcy Act, Chapter 20 of Singapore, the Bankruptcy Act and the Company Act of the Republic of China, the Italian Bankruptcy Act (the Royal Decree 16 March 1942, No. 267), the Bankruptcy Act 1967 and the Companies Act 1965 of Malaysia, the Debtor Rehabilitation and Bankruptcy Law of Korea, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit–BA Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, (b) with respect to a Canadian Base Rate, the Default Rate shall be an interest rate equal to (i) the Canadian Base Rate plus (ii) the Applicable Rate applicable to Canadian Base Rate Loans plus (iii) 2% per annum; and (c) when used with respect to Letter of Credit–BA Fees, a rate equal to the Applicable Rate plus 2% per annum.

“Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent, any L/C Issuer, Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in L/C-BA Obligations or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, Administrative Agent, any L/C Issuer or Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with the applicable default, if any, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) the Administrative Agent has received notification that such Lender is, or has a direct or indirect parent company that is (i) insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors or (ii) the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its direct or indirect parent company, or such Lender or its direct or indirect parent company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. For the avoidance of doubt, the issuance of Indebtedness or Equity Interests in Holdings by Holdings shall not constitute a Disposition.

“Disqualified Equity Interest” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Equity Interest), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Equity Interest, in whole or in part, on or prior to the date that is 91 days after the Latest Maturity Date. Notwithstanding the preceding sentence, any Equity Interest that would constitute a Disqualified Equity Interest solely because the holders of the Equity Interest have the right to require Holdings to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale will not constitute a Disqualified Equity Interest if the terms of such Equity Interest provide that Holdings may not repurchase or redeem any such Equity Interest pursuant to such provisions unless such repurchase or redemption complies with Section 7.06 hereof. The amount of Disqualified Equity Interests deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that Holdings, the Borrower and their Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Equity Interests, exclusive of accrued dividends.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

“Dutch Entities” means, collectively, MEMC Netherlands, the Borrower and Dutch Holdco.

“Dutch Holdco” means SunEdison Semiconductor Holdings B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands.

“Dutch Security Documents” means any and all instruments, documents and agreements, including deeds of pledge, governed by the Laws of The Netherlands pursuant to which any Dutch Entity, Holdings, any other Subsidiary or any other Person shall grant or convey to the

Administrative Agent a Lien in (or perfect such Lien), or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).

“EMU” means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Laws” means any and all national, federal, state, provincial or local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to or imposing liability or standards of conduct with respect to pollution, the protection of human health or the environment, or the release, emission, discharge, generation, use, storage, transportation or disposal of, or exposure to, pollutants, contaminants or hazardous or toxic materials, substances or wastes.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto, in each case together with the regulations thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under “common control” with the Borrower within the meaning of Section 414(b) or (c) of the Code (or Section 414(m) or (o) of the Code for purposes of provisions relating to Section 412 or 430 of the Code or Section 302 or 303 of ERISA).

“ERISA Event” means (a) a Reportable Event with respect to a Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a “complete withdrawal” or “partial withdrawal” (as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA) by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in “reorganization” (as defined in Section 4241 of ERISA); (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“Escrow / Assignment Agreements” means those certain letter agreements re: “Proposed Escrow Arrangements”, each dated as of May 1, 2014, among Holdings, MEMC Italy and SPS.

“Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Eurocurrency Base Rate” means, for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to (i) the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate) (“LIBOR”), as published by Reuters (or any other commercially available source providing quotations of LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Citibank, N.A. and with a term equivalent to such Interest Period would be offered by Citibank, N.A. (or other Citibank, N.A. branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; provided, however, that notwithstanding the foregoing, the Eurocurrency Base Rate in respect of the Term Loans shall at no time be less than 1.00% per annum.

“Eurocurrency Rate” means for any Interest Period with respect to a Eurocurrency Rate Loan, a rate per annum determined by the Administrative Agent pursuant to the following formula:

Eurocurrency Rate =	Eurocurrency Base Rate
1.00 - Eurocurrency Reserve Percentage

“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the Eurocurrency Rate. Eurocurrency Rate Loans may be denominated in Dollars or in an Alternative Currency. All Revolving Loans denominated in an Alternative Currency must be Eurocurrency Rate Loans.

“Eurocurrency Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”). The Eurocurrency Rate for each outstanding Eurocurrency Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage.

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Hedge Obligation” means, with respect to any Guarantor, any guarantee of any Swap Obligations under a Related Swap Contract if, and only to the extent that and for so long as, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation under a Related Swap Contract (or any guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guarantee of such Guarantor or the grant of such security interest would otherwise have become effective with respect to such Swap Obligation under a Related Swap Contract but for such Guarantor’s failure to constitute an “eligible contract participant”. If a Swap Obligation under a Related Swap Contract arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation under a Related Swap Contract that is attributable to swaps for which such Guarantee or security interest is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Taxes imposed on or measured by its overall net income (however denominated), and franchise Taxes imposed on it (in lieu of net income Taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits Taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located, and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under

Section 10.13), any withholding Tax that (i) is imposed on amounts payable to such Foreign Lender pursuant to the Laws (including FATCA) in force at the time such Foreign Lender becomes a party hereto or designates a new Lending Office or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with clause (B) of Section 3.01(e)(ii), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 3.01(a)(ii).

“Exclusive License Agreement” means that certain Intellectual Property License Agreement, dated as of the Closing Date, between Holdings, as licensor, and IP SPV, as licensee.

“Exempt Entity” means (a) any Immaterial Subsidiary, (b) any Subsidiary whose Guarantee of Obligations or grant of Liens to secure Obligations would result in a violation of applicable law (including with respect to maintenance of share capital, corporate benefit, financial assistance and other such similar legal restrictions) or liability for individuals that are officers or directors of such Subsidiary which, in any case, cannot be prevented or otherwise avoided through the reasonable efforts of Holdings, the Borrower or such Subsidiary, solely during such time as the circumstances preventing a Subsidiary from becoming a Guarantor or grantor of Liens are in existence and (c) any Person with respect to which, in the determination of the Administrative Agent, security interests in its assets or properties or Equity Interests would result in costs (including in the nature of stamp duties, notarization, registration or other costs) that are disproportionate to the benefit afforded thereby, or that cause such benefit to be otherwise unavailable in a practicable manner.

“Existing MEMC Japan Loans” has the meaning specified in the Recitals hereto.

“Existing Revolving Commitments” has the meaning specified in Section 2.14(c).

“Existing Term Loan” has the meaning specified in Section 2.14(c).

“Extended Revolving Commitments” has the meaning specified in Section 2.14(c).

“Extended Maturity Date” has the meaning specified in Section 2.14(a).

“Extended Term Loan” has the meaning specified in Section 2.14(c).

“Extension” has the meaning specified in Section 2.14(a).

“Extension Amendment” has the meaning specified in Section 2.14(f).

“Extension Offer” has the meaning specified in Section 2.14(a).

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with) and any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

“Foreign Benefit Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure of Holdings, the Borrower or any of their Subsidiaries to make the required contributions or payments, under any applicable Law or any other legal instrument, on or before the due date for such contributions or payments, (c) the provision of a notice by Holdings, the Borrower or any of their Subsidiaries to terminate contributions to the Foreign Pension Plan, (d) the receipt by the Foreign Pension Plan (or Holdings, the Borrower or any of their Subsidiaries) of a notice by a Governmental Authority or any other entity relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (e) the incurrence of any liability, whether absolute or contingent, by Holdings, the Borrower or any of their Subsidiaries under applicable Law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (f) the occurrence of any transaction that is prohibited under any applicable Law and that could reasonably be expected to result in the incurrence of any material liability by Holdings, the Borrower or any of their Subsidiaries, or the imposition on Holdings, the Borrower or any of their Subsidiaries of any material fine, excise tax, Lien or penalty resulting from any noncompliance with any applicable Law.

“Foreign Pension Plan” means all of part of any defined benefit or defined contribution pension plan or fund maintained outside of the United States (a) to which Holdings, the Borrower or any of their Subsidiaries contributes or has any liability thereunder, whether absolute or contingent, and (b) that under applicable Law is required to be placed with a pension provider or to be funded through a trust or other funding vehicle (other than a trust or funding vehicle maintained exclusively by a Governmental Authority).

“Foreign Lender” means any Lender that is organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes (including such a Lender when acting in the capacity of the L/C Issuer). For purposes of this definition, (a) the United States and each political subdivision thereof and (b) the Netherlands and each political subdivision thereof, in each case, shall be deemed to constitute a single jurisdiction.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are in effect on the date of this Agreement, consistently applied.

“Goldman Sachs” means Goldman Sachs Bank USA, and its successors.

“Governmental Authority” means the government of the United States, the Netherlands or any other nation, or of any political subdivision thereof, whether provincial, state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Amount Limit” has the meaning specified in the definition of the term “Specified Loan Party”.

“Guarantors” means, collectively, each Person who is or becomes a party to a Guaranty (including by execution of a Guaranty Joinder Agreement pursuant to Section 6.13 or otherwise) as a guarantor.

“Guaranty” means the Guaranty (US), the Guaranty (Italy), the Guaranty (Japan), the Guaranty (Korea), the Guaranties (Malaysia), the Guaranty (Netherlands), the Guaranty (Singapore), the Guaranty (Taiwan), each other guaranty executed and delivered after the Closing Date pursuant to which a Person guarantees the Obligations and including each Guaranty Joinder Agreement entered into in connection with any of the foregoing, whether pursuant to Section 6.13 or otherwise.

“Guaranty (Italy)” means the Guaranty Agreement by MEMC Italy in favor of the Administrative Agent, dated as of the Closing Date (and subsequently in favor of the Italian Security Agent, if designated).

“Guaranty (Japan)” means the Guaranty Agreement by MEMC Japan in favor of the Administrative Agent, dated as of the Closing Date.

“Guaranty (Korea)” means the Guaranty Agreement by MKC in favor of the Administrative Agent, dated as of the Closing Date,

“Guaranty (Malaysia)” means each of (i) the Corporate Guarantee by MEMC Ipoh Sdn. Bhd. and (ii) the Corporate Guarantee by MEMC Electronic Materials Sendirian Berhad, , each in favor of the Administrative Agent and dated as of the Closing Date.

“Guaranty (Netherlands)” means the Guaranty Agreement by Dutch Holdco and MEMC Netherlands in favor of the Administrative Agent and dated as of the Closing Date.

“Guaranty (Singapore)” means the Deed of Guarantee by Holdings in favor of the Administrative Agent, dated as of the Closing Date.

“Guaranty (Taiwan)” means the Guaranty by Taisil in favor of the Administrative Agent, dated as of the Closing Date (and subsequently in favor of the Taiwan Security Agent, if designated).

“Guaranty (US)” means the Guaranty Agreement, substantially in the form of Exhibit G,

“Guaranty Joinder Agreement” means a joinder to a Guaranty, in form and substance satisfactory to the Administrative Agent.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic materials, substances, wastes or other pollutants or contaminants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Holdings” has the meaning specified in the Preamble hereto.

“Holdings Agreements” means, collectively, each of the following agreements, dated as of the Closing Date, by and between Holdings and SunEdison and each in form and substances reasonably satisfactory to the Arranger: (i) the Separation Agreement, (ii) the Patent and Technology License Agreement (CCZ and DCW Technology, (iii) the Patent and Technology Cross-License Agreement, (iv) the Technology Joint Development and Rights Agreement, (v) the Transition Services Agreement, and (vi) the Tax Matters Agreement.

“Holdings / MJL Term Loan Agreement” means that certain Term Loan Agreement, dated as of December 31, 2013, between MEMC Japan, as lender, and Holdings, as borrower (following assumption thereof by Holdings from SunEdison pursuant to the Master Sale and Contribution Agreement), providing for loans to Holdings in an aggregate principal amount not to exceed $100,000,000.

“Holdings / Taisil December 2013 Term Loan Agreement” means that certain Term Loan Agreement, dated as of December 30, 2013, between Taisil, as lender, and Holdings, as borrower (following assumption thereof by Holdings from SunEdison pursuant to the Master Sale and Contribution Agreement), providing for loans to Holdings in an aggregate principal amount of $150,000,000.

“Holdings / Taisil July 2013 Term Loan Agreement” means that certain Term Loan Agreement, dated as of July 1, 2013, between Taisil, as lender, and Holdings, as borrower (following assumption thereof by Holdings from SunEdison International pursuant to the Master Sale and Contribution Agreement), providing for loans to Holdings in an aggregate principal amount of $95,000,000.

“Honor Date” has the meaning specified in Section 2.03(c)(i).

“Immaterial Subsidiary” means, as of any date, any Subsidiary (i) whose total assets, together with the assets of all other Subsidiaries that are Immaterial Subsidiaries, as of that date, are less than $5,000,000, and (ii) whose total revenues, together with the revenues of all other Subsidiaries that are Immaterial Subsidiaries, for the most recently ended 12-month period, are less than $5,000,000. Each Subsidiary that is an Immaterial Subsidiary on the Closing Date is listed on Schedule 1.01(b). Notwithstanding the foregoing, neither the Dutch Holdco nor MEMC Netherlands shall be deemed to be an Immaterial Subsidiary.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable and other similar accrued expenses in the ordinary course of business);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) capital leases of such Person;

(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or other similar entity in which the liability of owners of Equity Interests is limited to their Equity Interest in such entity) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made or as a matter of law is non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. The amount of any Indebtedness for which recourse is limited either to a specified amount or to an identified asset of such Person shall be deemed to be equal to such specified amount or the fair market value of such identified asset as determined by such Person in good faith, as the case may be.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.07.

“Intercompany Document” means (a) the Intercompany Note, (b) the MJL Note, (c) the Holdings / MJL Term Loan Agreement, (d) the Holdings / Taisil July 2013 Term Loan Agreement, (e) the Holdings / Taisil December 2013 Term Loan Agreement, (f) the Borrower / MEMC Italy Term Loan Agreement and (g) any other promissory note or loan agreement in form and substance satisfactory to the Administrative Agent.

“Intercompany Note” means a promissory note substantially in the form of Exhibit H evidencing Indebtedness owed among Loan Parties and their Subsidiaries.

“Intercompany Indebtedness” has the meaning specified in Section 9.13(a).

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date.

“Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, three or six months thereafter (or, in the case of all or a portion of the Term Loans made as a Eurocurrency Rate Loan on the Closing Date, the initial period commencing on the Closing Date and ending on June 30, 2014), as selected by the Borrower in its Loan Notice; provided that:

(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

(iii) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Commitment Termination Date; and

(iii) no Interest Period with respect to any portion of any Term Loans shall extend beyond the Maturity Date.

“Internally Generated Cash” means, with respect to any period, any cash of Holdings, the Borrower or any Subsidiary generated during such period, excluding Net Asset Sale Proceeds, Net Insurance/Condemnation Proceeds and any cash that is generated from an incurrence of Indebtedness, an issuance of Equity Interests or a capital contribution.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of related transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, but deducting therefrom the amount of any repayments or distributions received on account of such Investment by, or the return on or of capital with respect to, such Investment to, the Person making such Investment.

“IP Rights” has the meaning specified in Section 5.17.

“IP SPV” means SunEdison Semiconductor Technology Pte. Ltd., a private limited company organized under the law of the Republic of Singapore, a wholly-owned Subsidiary of Holdings.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.

“Italian Banking Law” means the Italian Legislative Decree No. 385 of 1 September 1993, as subsequently amended and supplemented.

“Italian Civil Code” means the Italian civil code, enacted by Royal Decree No. 262 of 16 March 1942, as subsequently amended and supplemented.

“Italian Loan Party” means MEMC Italy and any other Person that becomes a Loan Party and is organized under the Laws of Italy.

“Italian Security Agent” means a security agent identified by the Administrative Agent to act as a security agent under any of the Italian Security Documents and who joins this Agreement pursuant to a joinder agreement reasonably acceptable to the Administrative Agent, or any successor security agent.

“Italian Security Documents” means any and all instruments, documents and agreements, including share charges and debentures, governed by the Laws of Italy pursuant to which MEMC Italy, Holdings, the Borrower, any other Subsidiary or any other Person shall grant or convey to the Italian Security Agent or the Administrative Agent, as the case may be, a Lien in (or perfect such Lien), or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document, with the threshold of $12,000,000.

“Italian Usury Law” means the Italian Law No. 108 of 7 March 1996, as subsequently amended and supplemented.

“Japan Security Documents” means any and all instruments, documents and agreements, including share charges and debentures, governed by the Laws of Japan pursuant to which MEMC Japan, Holdings, the Borrower, any other Subsidiary or any other Person shall grant or convey to the Administrative Agent a Lien in (or perfect such Lien), or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document.

“Joint Venture Documents” has the meaning specified in Section 7.01(q).

“Korea” means the Republic of Korea.

“Korean Security Documents” means any and all instruments, documents and agreements, including share charges and debentures, governed by the Laws of Korea pursuant to which MKC, Holdings, the Borrower, any other Subsidiary or any other Person shall grant or convey to the Administrative Agent a Lien in (or perfect such Lien), or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document.

“Laws” means, collectively, all applicable national, United States federal, state, provincial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C-BA Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C-BA Borrowing in accordance with its Applicable Percentage. All L/C-BA Advances shall be denominated in Dollars.

“L/C-BA Borrowing” means an extension of credit resulting from (i) a drawing under any Letter of Credit (other than an Acceptance Credit) or (ii) a payment of a Bankers’ Acceptance upon presentation, in each case which has not been reimbursed on the date when made or refinanced as a Revolving Borrowing. All L/C-BA Borrowings shall be denominated in Dollars.

“L/C-BA Credit Extension” means, with respect to any Letter of Credit or Bankers’ Acceptance, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C-BA Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the sum of the maximum aggregate amount which is, or at any time thereafter may become, payable by the L/C Issuers under all then outstanding Bankers’ Acceptances, plus the aggregate of all Unreimbursed Amounts, including all L/C-BA Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“L/C Issuer” means, as the context may require, (a) Citibank, N.A., in its capacity as issuer of Letters of Credit and Bankers’ Acceptances issued by it hereunder after the Closing Date (“Primary L/C Issuer”), (b) any Additional L/C Issuer, or (c) collectively, all of the foregoing. For the avoidance of doubt, references to “L/C Issuer” in Section 10.01 and Section 10.06 shall have the meaning specified in clause (c) of the foregoing sentence. Except as provided in the immediately preceding sentence, any reference to “L/C Issuer” herein shall be to the applicable L/C Issuer, as appropriate.

“Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, in each case as extended in accordance with this Agreement from time to time.

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lender.

“Lender Counterparty” means a Lender, an Arranger or the Administrative Agent or an Affiliate of a Lender, an Arranger or the Administrative Agent counterparty to a Swap Contract with a Loan Party or a party to an arrangement for the delivery of treasury management services to a Loan Party, as applicable (including a Person that was a Lender, an Arranger or the Administrative Agent or an Affiliate of any of the foregoing on the Closing Date or on the date such Person entered into such Swap Contract or an arrangement for the delivery of treasury management services but subsequently ceased to be a Lender, an Arranger or the Administrative Agent or an Affiliate of any of the foregoing, as the case may be); provided that at the time of entering into such Swap Contract or arrangement, such Lender, Arranger or Administrative Agent or Affiliate of such Lender, Arranger or Administrative Agent was not a Defaulting Lender. Other than the Administrative Agent and any of its Affiliates, none of the foregoing Persons shall be deemed a Lender Counterparty with respect to a Swap Contract or an arrangement for the delivery of treasury management services unless and until such Person delivers a notice to the Administrative Agent in the form of Exhibit J.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit. Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer and, in the case of any Acceptance Credit, shall include the related Acceptance Documents.

“Letter of Credit-BA Deadline” means the day that is seven days prior to the Revolving Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit-BA Expiration Date” means the day that is 180 days after the Revolving Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day); provided that if any Letter of Credit remains outstanding on the Letter of Credit-BA Deadline, the Borrower shall either (i) Cash Collateralize 102.5% of the maximum face amount of all such Letters of Credit or (ii) deliver to the L/C Issuer a “back-to-back” letter of credit relative to such Letter of Credit, in an amount equal to 102.5 % of the amount available to be drawn thereunder, from an issuer and in form and substance reasonably satisfactory to the L/C Issuer in its sole discretion.

“Letter of Credit-BA Fee” has the meaning specified in Section 2.03(h).

“Letter of Credit-BA Sublimit” means an amount equal to $15,000,000. The Letter of Credit-BA Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Revolving Loan, Term Loan or a Swing Line Loan.

“Loan Documents” means this Agreement, each Note, the Guaranty (including each Guaranty Joinder Agreement), the Security Documents, each Loan Notice, each Issuer Document, the Perfection Certificate, and all other instruments and documents and any written statement or certificate heretofore or hereafter executed or delivered to or in favor of any Agent or any Lender in connection with the Loans made and transactions contemplated by this Agreement or pursuant hereto or in connection herewith or pursuant to any of the other foregoing documents or in connection therewith.

“Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Loan Parties” means, collectively, the Borrower, each Guarantor and each Person that grants a Lien on Collateral pursuant to any Security Document.

“Margin Stock” has the meaning given to such term in Regulation U issued by the FRB.

“Malaysian Security Documents” means any and all instruments, documents and agreements, including share charges and debentures, governed by the Laws of Malaysia pursuant to which any Malaysian MEMC Entity, Holdings, the Borrower, any other Subsidiary or any other Person shall grant or convey to the Administrative Agent a Lien in (or perfect such Lien), or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document.

“Malaysian MEMC Entities” means, collectively, MEMC Ipoh Sdn. Bhd. and MEMC Electronic Materials Sendirian Berhad, each an entity organized under the law of Malaysia.

“Master Sale and Contribution Agreement” means that certain Master Sale and Contribution Agreement, dated as of December 31, 2013, by and among SunEdison, SunEdison International and Holdings.

“Material Adverse Effect” means any or all of the following: (i) a material adverse change in, or a material adverse effect upon, the business, operations, properties, assets, liabilities or financial condition of, when used with reference to Holdings, the Borrower and/or any of their Subsidiaries, Holdings, the Borrower and their Subsidiaries, taken as a whole, or when used with reference to any other Person, such Person and its Subsidiaries, taken as a whole, as the case may be; (ii) any material adverse effect on the ability of Holdings, the Borrower or any other Loan Party to perform its obligations under the Loan Documents to which it is a party; (iii) any material adverse effect on the ability of Holdings, the Borrower and their Subsidiaries, taken as a whole, to pay their liabilities and obligations as they mature or become due; (iv) any material adverse effect on the legality, validity, effectiveness or enforceability, as against any Loan Party, of any of the Loan Documents to which it is a party or (v) any material adverse effect on the rights, remedies and benefits available to, or conferred upon, the Administrative Agent, any Security Agent and any Lender or any Secured Party under any Loan Document.

“Material Contract” has the meaning specified in Section 6.15.

“Maturity Date” means, except to the extent extended pursuant to Section 2.14, with respect to the Term Loans, the earlier of (a) the fifth anniversary of the Closing Date (provided that if such date is not a Business Day, such anniversary date shall be the immediately preceding Business Day), and (b) the date on which all Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

“MEMC Italy” means MEMC Electronic Materials S.p.A., an Italian joint stock company with registered seat in viale Gherzi 31, 28100 Novara, Italy, tax code and registration number at the Companies’ Register of Novara 01256330158.

“MEMC Japan” has the meaning specified in the Recitals hereto.

“MEMC Netherlands” means MEMC Holding B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands, having its registered office address at Naritaweg 165, (1043 BW) Amsterdam, the Netherlands, and registered with the Dutch trade register under number 34133308.

“Merano Facilities” means the the real property located at Via Nazionale, 59, 39012 Merano (Bolzano) Italy, the polysilicon and chlorosilanes facilities located thereon owned as of the Closing Date by MEMC Italy and all buildings, improvements, fixtures, equipment, property and facilities located thereon owned as of the Closing Date by MEMC Italy.

“MJL Note” means that certain Replacement Promissory Note, dated as of the Closing Date (replacing that certain Promissory Note dated June 30, 2004, for the lesser of Twenty

Billion Japanese Yen and the aggregate principal amount of all “Loans” (under and as defined therein), made by MEMC Japan to Holdings (as the assignee of such Promissory Note from SPS pursuant to an Assignment, dated as of May 1, 2014, between SPS, as assignor, and Holdings, as assignee).

“MKC” means MEMC Korea Company, an entity organized under the law of Korea.

“Mortgage” means any mortgage, charge, hypothec, deed of trust, deed to secure debt or other agreement which conveys or evidences a Lien in favor of the Administrative Agent or any Security Agent, for the benefit of the Secured Parties, on real property (or any interest in real property) of a Loan Party, including any amendment, modification, restatement, replacement and/or supplement thereto or thereof.

“Mortgaged Properties” means those real properties listed on Schedule 1.01(a) which are designated as Mortgaged Properties and any real property in which a Mortgage is granted pursuant to any Security Document.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Holdings or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding six plan years, has made or been obligated to make contributions.

“Net Equity Proceeds” means an amount equal to any Cash proceeds from a capital contribution to, or the issuance of any Equity Interests of, Holdings, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

“Net Asset Sale Proceeds” means, with respect to any Asset Sale, an amount equal to: (i) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Holdings, the Borrower or any of their Subsidiaries from such Asset Sale, minus (ii) any bona fide direct costs incurred in connection with such Asset Sale, including (a) income or gains taxes paid or payable by the seller as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, (c) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of such Asset Sale undertaken by Holdings, the Borrower or any of their Subsidiaries in connection with such Asset Sale; provided that upon release of any such reserve, the amount released shall be considered Net Asset Sale Proceeds, and (d) reasonable legal, reasonable accounting and investment banking fees, and reasonable sales commissions, and any reasonable relocation expenses incurred as a result of the Asset Sale.

“Net Insurance/Condemnation Proceeds” means an amount equal to: (i) any Cash payments or proceeds received by Holdings, the Borrower or any of their Subsidiaries (a) under any casualty insurance policy in respect of a covered loss thereunder or (b) as a result of the taking of any assets of Holdings, the Borrower or any of their Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable costs incurred by Holdings, the Borrower or any of their Subsidiaries in connection with the adjustment or settlement of any claims of Holdings, the Borrower or such Subsidiary in respect thereof, (b) any bona fide direct costs incurred in connection with such covered loss or taking, including income taxes payable as a result of any gain recognized in connection therewith., and (c) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such covered loss or taking.

“New Subsidiary” has the meaning specified in Section 6.13.

“Non-Consenting Lender” has the meaning specified in Section 10.13.

“Non-Defaulting Lender” means, at any time, each Lender that is not at such time a Defaulting Lender.

“Non-Exclusive License Agreement” means that certain Non-Exclusive Intellectual Property License Agreement, dated as of the Closing Date, between IP SPV, as licensor, and Holdings, as licensee.

“Note” means a Term Loan Note or a Revolving Note.

“Notice of Default” means any written notice delivered by the Administrative Agent or the Required Lenders (or by any of the Security Agents at the direction of the Administrative Agent or the Required Lenders) of a failure by the Borrower or any other Loan Party to perform or observe any applicable term, covenant or agreement under this Agreement or any other Loan Document, which such notice shall be identified as a “notice of default” and shall reference the clause of Section 8.01 to which it relates.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document (or other relevant document in the case of Related Credit Arrangements) or otherwise with respect to any Loan, Letter of Credit, Bankers’ Acceptance or Related Credit Arrangement, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that Obligations of any Guarantor shall not include any Excluded Hedge Obligations of such Guarantor.

“Organization Documents” means:

(a) with respect to any Person incorporated under Dutch law, (i) the deed of incorporation (oprichtingsakte) of that Person, (ii) the articles of association (statuten) of that Person, (iii) any applicable board bylaws (directiereglementen) of that Person, and (iv) an up-to-date extract from the Dutch Trade Register (Handelsregister) of that Person;

(b) with respect to any Person incorporated under Japanese law, (i) the articles of association (teikan), (ii) the certificate of all presently recorded matters (rireki jiko zenbu shomeisho) and (iii) regulation of board of directors (torishimariyakukai kisoku) (or any equivalent thereof);

(c) with respect to any Person incorporated under the Companies Act 1965 of Malaysia, the memorandum and articles of association, the certificate of incorporation (Form 8 or Form 9), the return of allotment of shares (Form 24), the notice of situation of registered office and of office hours and particulars of changes (Form 44) and the return giving particulars in register of directors, managers and secretaries and changes of particulars (Form 49), of that Person; and

(d) with respect to any other Person (i) that is a corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction, such as a deed of incorporation and the articles of association); (ii) that is a limited liability company, the certificate or articles of formation or organization and operating agreement; and (iii) that is a partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” means (i) with respect to Revolving Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Revolving Loans occurring on such date; (ii) with respect to Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Swing Line Loans occurring on such date; (iii) with respect to any L/C-BA Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C-BA Obligations on such date after giving effect to any L/C-BA Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C-BA Obligations as of such date, including as a result of any reimbursements by the Borrower of amounts paid under Bankers’ Acceptances or Unreimbursed Amounts; and (iv) with respect to Term Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any prepayments or repayments of such Term Loans occurring on such date.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate reasonably determined by the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Citibank, N.A. in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Parallel Debt” has the meaning specified in Section 9.12.

“Participant” has the meaning specified in Section 10.06(d).

“Participating Member State” means each state so described in any EMU Legislation.

“PATRIOT Act” has the meaning specified in Section 4.01(f).

“Payor” has the meaning specified in Section 9.13(a).

“Payor Indebtedness” has the meaning specified in Section 9.13(c).

“Payee” has the meaning specified in Section 9.13(a).

“PBGC” means the Pension Benefit Guaranty Corporation as defined in Subtitle A of Title IV of ERISA.

“Perfection Certificate” means a certificate in the form of Exhibit I or any other form reasonably approved by the Administrative Agent and the Borrower.

“Permitted Acquisition” means an acquisition that is permitted by Section 7.02(g).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Multiemployer Plan, whether subject to the Laws of the United States or any other country that (a) Holdings, the Borrower, any of the Subsidiaries or any ERISA Affiliate maintains, sponsors, contributes to, has an obligation to contribute to or has made contributions to at any time during the immediately preceding six years and (b) is subject to Section 412 or 430 of the Code or Section 302 or 303 of ERISA or Title IV of ERISA.

“Platform” has the meaning specified in Section 6.02.

“Pledge and Security Agreement (US)” means the Pledge and Security Agreement, substantially in the form of Exhibit F.

“Post-Reallocation Applicable Revolving Credit Percentage” has the meaning specified in Section 2.16(b).

“Prepayment Notice” has the meaning specified in Section 2.05(i).

“Primary L/C Issuer” has the meaning specified in the definition of the term “L/C Issuer”.

“Prime Rate” means the rate which the Administrative Agent announces from time to time as its prime lending rate, the Prime Rate to change when and as such prime lending rate changes.

“Public Lender” has the meaning specified in Section 6.02.

“Register” has the meaning specified in Section 10.06(c).

“Related Credit Arrangements” means, collectively, Related Swap Contracts and Related Treasury Management Arrangements.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, shareholders, members, employees, agents, sub-agents, trustees, controlling persons and advisors of such Person and of such Person’s Affiliates.

“Related Swap Contract” means all Swap Contracts to or for the benefit of any Loan Party that are entered into or maintained with a Lender Counterparty.

“Related Treasury Management Arrangements” means all arrangements for the delivery of treasury management services to or for the benefit of any Loan Party which are entered into or maintained with a Lender Counterparty.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans, a Loan Notice, (b) with respect to an L/C-BA Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means one or more Lenders having or holding Term Loan Exposure, and/or Revolving Exposure and representing more than 50% of the aggregate Voting Power Determinants of all Lenders; provided that the amount of Voting Power Determinants shall be determined with respect to any Defaulting Lender, by disregarding the Voting Power Determinants of such Defaulting Lender.

“Required Prepayment Date” has the meaning specified in Section 2.05(k).

“Required Revolving Lenders” means the Revolving Lenders holding more than 50% of the aggregate Revolving Exposure of all Revolving Lenders; provided that the amount of Revolving Exposure shall be determined with respect to any Defaulting Lender, by disregarding the Revolving Exposure of such Defaulting Lender.

“Required Term Lenders” means the Lenders holding more than 50% of the aggregate Term Loan Exposure of all Lenders having Term Loan Exposure; provided that the amount of Term Loan Exposure shall be determined with respect to any Defaulting Lender, by disregarding the Term Loan Exposure of such Defaulting Lender.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of Holdings, the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to Holdings or the Borrower’s stockholders, partners or members (or the equivalent Person thereof) or any loan or advance by Holdings to any of its equity holders (or any direct or indirect parent thereof) or any other payment by Holdings to its equity holders (or any direct or indirect parent thereof) consisting of management or similar fees or on account of any loan or advance made to Holdings by any of its equity holders (or any direct or indirect parent thereof).

“Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall determine or the Required Revolving Lenders shall require; and (b) with respect to any Letter of Credit or Bankers’ Acceptance, each of the following: (i) each date of issuance of a Letter of Credit or a Bankers’ Acceptance denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, and (iv) such additional dates as the Administrative Agent or the L/C Issuer shall determine.

“Revolving Availability Period” means the period from the Closing Date to but excluding the Revolving Commitment Termination Date.

“Revolving Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Type, in the same currency and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01(a).

“Revolving Commitment” means, as to each Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.01(a), (b) purchase participations in L/C-BA Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01(a) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Revolving Commitment Fee” has the meaning specified in Section 2.09(a).

“Revolving Commitment Termination Date” means the earliest to occur of (i) except to the extent extended pursuant to Section 2.14, the third anniversary of the Closing Date (or if such date is not a Business Day, the immediately preceding Business Day (the “Revolving Maturity Date”), (ii) the date the Revolving Commitments are permanently reduced to zero pursuant to Section 2.06(b), and (iii) the date of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuer to make L/C-BA Credit Extensions pursuant to Section 8.02.

“Revolving Exposure” means, with respect to any Lender as of any date of determination, (i) prior to the termination of the Revolving Commitments, that Lender’s Revolving Commitment; and (ii) after the termination of the Revolving Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender, (b) in the case of the L/C Issuer, the aggregate L/C-BA Obligations in respect of all Letters of Credit and Bankers’ Acceptances issued by that Lender (net of any participations by Lenders in such Letters of Credit), (c) the aggregate amount of all participations by that Lender in any outstanding Letters of Credit and Bankers’ Acceptances or any unreimbursed drawing under any Letter of Credit and unreimbursed payment of any Bankers’ Acceptance, (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein by other Lenders), and (e) the aggregate amount of all participations therein by that Lender in any outstanding Swing Line Loans.

“Revolving Lender” means a Lender having a Revolving Exposure.

“Revolving Loan” has the meaning specified in Section 2.01(a).

“Revolving Maturity Date” has the meaning specified in the definition of the term “Revolving Commitment Termination Date”.

“Revolving Note” means a promissory note made by the Borrower in favor of a Lender evidencing Revolving Loans made by such Lender to the Borrower, substantially in the form of Exhibit C-1.

“ROC” means the Republic of China.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“Samsung Fine Chemicals” means Samsung Fine Chemicals Co., Ltd., a company organized and existing under the Laws of Korea.

“Samsung Electronics” means Samsung Electronics Co., Ltd., a company organized and existing under the Laws of Korea.

“Samsung Purchaser” means each of Samsung Fine Chemicals and Samsung Electronics.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Parties” means the Agents, Lenders, L/C Issuers and the Lender Counterparties and shall include all former Agents, Lenders, L/C Issuers and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders, L/C Issuers or Lender Counterparties and such Obligations have not been paid or satisfied in full.

“Security Agents” means the Taiwan Security Agent and the Italian Security Agent and “Security Agent” means the Taiwan Security Agent or the Italian Security Agent.

“Security Documents” means, collectively, the Pledge and Security Agreement (US), the Mortgages, the Taiwan Security Documents, the Dutch Security Documents, the Japan Security Documents, the Italian Security Documents, the Malaysian Security Documents, the Singapore Security Documents, the Korean Security Documents, any intercreditor agreement entered into by the Administrative Agent or any of the Security Agents in accordance with this Agreement, and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which Holdings, the Borrower, any Subsidiary or other Person shall grant or convey to the Administrative Agent or any of the Security Agents a Lien in (or perfect such Lien in), or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document, and including each Security Documents Joinder entered into in connection with any of the foregoing, whether pursuant to Section 6.13 or otherwise.

“Security Documents Joinder” means a joinder to one or more Security Documents, in form and substance reasonably satisfactory to the Administrative Agent or a Security Agent, as applicable.

“Singapore Security Documents” means any and all instruments, documents and agreements, including share charges and debentures, governed by the Laws of the Republic of Singapore pursuant to which Holdings, the Borrower, any Subsidiary or any other Person shall grant or convey to the Administrative Agent a Lien in (or perfect such Lien), or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document.

“SMP Joint Venture Agreement” means that certain Joint Venture Agreement, dated as of February 10, 2011 (as amended by that certain Joinder and Amendment Agreement, dated as of the Closing Date), by and among SunEdison Products Singapore Pte. Ltd. (formerly known as MEMC Singapore Pte. Ltd.), a company organized and existing under the laws of Singapore, Samsung Fine Chemicals and the Borrower.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (X) (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business or (Y) such Person is “solvent” within the meaning give that term and similar terms under applicable Debtor Relief Laws. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

“Specified Indebtedness” means any unsecured Indebtedness that is expressly subordinated to the prior payment in full in cash of the Obligations on customary subordination terms (including any such Indebtedness that is convertible into or exchangeable for Equity Interests (other than any Disqualified Equity Interest)) of the Borrower, so long as, (i) no such Indebtedness shall be guaranteed by any Subsidiary of a Loan Party other than such Subsidiaries that are Guarantors of the Obligations, (ii) such Indebtedness shall have a maturity date not earlier than a date that is 180 days after the Latest Maturity Date, (iii) such Indebtedness shall be subject to financial and other covenants, if any, that are no more restrictive than the covenants contained in this Agreement and (iv) the terms and conditions of such Indebtedness are otherwise reasonably satisfactory to the Administrative Agent.

“Specified Loan Party” means MEMC Italy and any other Guarantor whose Guarantee of Obligations is limited to a specified amount (such amount is referred to herein as such Guarantor’s “Guaranteed Amount Limit”): it being understood that the obligations and liabilities of MEMC Italy in its capacity as Guarantor under the Guaranty (Italy), pursuant to article 1938 of the Italian Civil Code and notwithstanding anything set out in this Agreement or any other Loan Document to the contrary, is limited such that the maximum aggregate amount that MEMC Italy may be required to pay under the Guarantee shall not exceed $12,000,000. Notwithstanding any of the foregoing to the contrary, unless and until a security agent has become a Taiwan Security Agent and the Taiwan Security Documents have been executed, Taisil shall be deemed a Specified Loan Party.

“Spot Rate” for a currency means the rate determined by the Administrative Agent or the L/C Issuer, as applicable, as the spot rate for the purchase of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer, as applicable, may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer, as applicable, if it does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit or Bankers’ Acceptance denominated in an Alternative Currency.

“SPS” means SunEdison Products Singapore Pte. Ltd. (f/k/a MEMC Singapore Pte. Ltd.), a private limited company organized under the law of the Republic of Singapore.

“Subsidiary” of a Person means:

(a) with respect to a Person incorporated (or established) under Dutch law, a “dochtermaatschappij” within the meaning of Section 2:24a of the Dutch Civil Code (regardless whether the shares or voting rights on the shares in such company are held directly or indirectly through another “dochtermaatschappij”);

(b) with respect to a Person incorporated (or established) under Italian law, in relation to any company, another company which is controlled by it within the meaning of article 2359, paragraph 1, number 1) and 2) of the Italian Civil Code;

(c) with respect to a Person incorporated under Malaysian law, “Subsidiary” shall have the meaning as prescribed under Section 5 of the Companies Act 1965 of Malaysia;

(d) with respect to a Person incorporated or established under Singapore law, “Subsidiary” shall have the meaning as prescribed under Section 5 of the Companies Act, Cap. 50 of Singapore; and

(e) with respect to any other Person, a corporation, partnership, joint venture, limited liability company or other business entity of which more than 50% of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body or other Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned or otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings other than the Borrower.

“SunEdison” means SunEdison, Inc., a Delaware corporation.

“SunEdison International” means SunEdison International, Inc., a Delaware corporation.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options,

forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Lender” means Goldman Sachs in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $15,000,000 and (b) the Aggregate Revolving Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“S-1 Amendment” means Holdings’ Amendment No. 7 to Form S-1 Registration Statement under the Securities Act of 1933, as filed with the SEC on May 12, 2014.

“Taisil” means Taisil Electronic Materials Corporation, an entity organized under the law of the Republic of China.

“Taiwan Security Agent” means a security agent identified by the Administrative Agent to act as a security agent under any of the Taiwan Security Documents and who joins this Agreement pursuant to a joinder agreement reasonably acceptable to the Administrative Agent, or any successor security agent.

“Taiwan Security Documents” means any and all instruments, documents and agreements, including share charges and debentures, governed by the Laws of the Republic of China pursuant to which Taisil, Holdings, the Borrower, any other Subsidiary or any other Person shall grant or convey to the Taiwan Security Agent or the Administrative Agent, as the case may be, a Lien in (or perfect such Lien), or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document.

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to taxes or penalties applicable thereto.

“Term Loan” means a Term Loan made by a Lender to Borrower pursuant to Section 2.1(b).

“Term Loan Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01(b).

“Term Loan Commitment” means, as to each Lender, its obligation to make or otherwise fund a Term Loan to the Borrower pursuant to Section 2.01(b), in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01(b) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Term Loans of such Lender; provided, at any time prior to the making of the Term Loans, the Loan Exposure of any Lender shall be equal to such Lender’s Loan Commitment.

“Term Note” means a promissory note made by the Borrower in favor of a Lender evidencing Term Loans made by such Lender to the Borrower, substantially in the form of Exhibit C-2.

“Termination Date” has the meaning specified in Section 9.10(a)(i).

“Threshold Amount” means $15,000,000.

“Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C-BA Obligations.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C-BA Obligations.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

“Unfunded Pension Liability” means the excess of the current value of a Plan’s “benefit liabilities” under Section 4001(a)(16) of ERISA (based on the assumptions used for purposes of Statement No. 87 (as amended by Statement No. 158) of the Financial Accounting Standards Board) for the applicable plan year, over the current value of that Plan’s assets, determined in accordance with the assumptions used for funding such Plan pursuant to Section 412 or 430 of the Code or Section 302 or 303 of ERISA for such plan year.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“Voting Power Determinants” means, collectively, Term Loan Exposure and/or Revolving Exposure.

“Waivable Mandatory Prepayment” has the meaning specified in Section 2.05(k).

1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections,

Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(d) For the purposes of calculating the amount of any Investment permitted hereunder among the Borrower and Subsidiaries resulting from a series of related transactions occurring on a substantially concurrent basis, such amount shall be deemed to be the aggregate amount of such Investments outstanding (but without duplication) after giving effect to all such substantially concurrent related transactions and such related transactions shall not be prohibited notwithstanding anything herein to the contrary so long as the Investment in the ultimate recipient is permitted hereunder.

1.03 Accounting Terms; Changes in GAAP. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

(b) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of Holdings the Borrower and their Subsidiaries or to the determination of any amount for Holdings, the Borrower and their Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that Holdings is required to consolidate pursuant to FASB Interpretation No. 46 – Consolidation of Variable Interest Entities: an interpretation of ARB No. 51 (January 2003) as if such variable interest entity were a Subsidiary as defined herein.

(c) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and the Borrower shall so request, the Administrative Agent and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, such ratio or requirement shall continue to be computed in conformity with those accounting principles and policies used to prepare the Audited Financial Statements.

1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable.

(b) Wherever in this Agreement in connection with a Revolving Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit or Bankers’ Acceptance, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Eurocurrency Rate Loan or Letter of Credit or Bankers’ Acceptance is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be.

1.06 Additional Alternative Currencies. (a) The Borrower may from time to time request that Revolving Loans that are Eurocurrency Rate Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Revolving Loans that are Eurocurrency Rate Loans, such request shall be subject to the approval of the Administrative Agent and each Revolving Lender; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer.

(b) Any such request shall be made to the Administrative Agent not later than 1:00 p.m., ten (10) Business Days prior to the date of the desired Credit Extension (or such later time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the applicable L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans, the Administrative Agent shall promptly notify each Revolving Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the L/C Issuer thereof. Each such Lender (in the case of any such request pertaining to Eurocurrency Rate Loans) or the applicable L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 1:00 p.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

(c) Any failure by a Revolving Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the L/C Issuer, as the case may be, to permit Eurocurrency Rate Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Revolving Lenders consent to making Eurocurrency Rate Loans in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Borrowings of Eurocurrency Rate Loans. If the Administrative Agent and any L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit or Bankers’ Acceptance issuances issued by such L/C Issuer. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Borrower therefor.

1.07 Change of Currency. (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Revolving Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Revolving Borrowing, at the end of the then current Interest Period.

(b) Each provision of this Agreement shall be subject to such reasonable changes in construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c) Each provision of this Agreement also shall be subject to such reasonable changes in construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

1.08 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

1.09 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of

Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

1.10 Dutch Terms. In this Agreement, where it relates to a Dutch entity, or Dutch security, a reference to terms set forth in Schedule 1.10 have the meaning ascribed to such terms therein.

1.11 Italian Terms. In this Agreement, where it relates to an Italian entity or Italian security, a reference to terms set forth in Schedule 1.11 have the meaning ascribed to such terms therein.

ARTICLE II

THE LOANS AND CREDIT EXTENSIONS

2.01 Loans.

(a) Revolving Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrower in Dollars or in one or more Alternative Currencies from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided, however, that after giving effect to any Revolving Borrowing, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C-BA Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Commitment, and (iii) the aggregate Outstanding Amount of all Revolving Loans and L/C-BA Obligations denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit; provided, further however, that no Revolving Loans shall be made on the Closing Date. Within the limits of each Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(a), prepay under Section 2.05, and reborrow under this Section 2.01(a). Revolving Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. Each Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Commitments shall be paid in full no later than such date. Notwithstanding any of the foregoing or otherwise in this Agreement to the contrary, at such time as a security agent joins this Agreement as the Taiwan Security Agent or the Italian Security Agent, as the case may be, the Borrower shall be deemed to have requested that such Security Agent fund (and such Security Agent shall fund) such amount of its Revolving Commitment that after giving effect thereto such Security Agent has funded at least $1,000 of the Revolving Loans (such $1,000 portion of the Revolving Loan funded by such Security Agent, the “Specified Revolving Loan”). The Specified Revolving Loan (i) shall be disregarded in determining the Applicable Percentage of any Lender in any requested Borrowing and (ii) shall remain outstanding and shall not be repaid until the Revolving Commitment Termination Date, at which time it is due and payable in full.

(b) Term Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make, on the Closing Date, a loan (each such loan, a “Term Loan”) to the Borrower in Dollars in an aggregate amount equal to such Lender’s Term Loan Commitment. Borrower may make only one borrowing under each of the Term Loan Commitments which shall be on the Closing Date. Any amount borrowed under this Section 2.1(b) and subsequently repaid or prepaid may not be reborrowed. Subject to Sections 2.05, all amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the Maturity Date applicable to the Term Loans. Each Lender’s Term Loan Commitment shall terminate immediately and without further action on the Closing Date after giving effect to the funding of such Lender’s Term Loan Commitment on such date.

2.02 Borrowings, Conversions and Continuations of Committed Loans.

(a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than (i) 1:00 p.m. three Business Days prior to the requested date of any Borrowing (or 5:00 p.m. one Business Day prior to the Closing Date, in the case of the Term Loan Borrowing) of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans, (ii) 1:00 p.m. four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, and (iii) 11:00 a.m. on the requested date of any Borrowing (or the Closing Date, in the case of the Term Loan Borrowing) of Loans that are Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Loans that are Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Loans that is a Eurocurrency Rate Loan, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type and Class of Loans to be borrowed or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, and (vi) the currency of the Revolving Loans to be borrowed. If the Borrower fails to specify a currency in a Loan Notice requesting a Borrowing, then the Revolving Loans so requested shall be made in Dollars. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, applicable Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Revolving Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Revolving Loan may be converted into or continued as a Revolving Loan denominated in a different currency, but instead must be prepaid in the original currency of such Revolving Loan and reborrowed in the other currency.

(b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each applicable Lender of the amount (and currency) of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each such Lender of the details of any automatic conversion to Base Rate Loans or continuation of Revolving Loans denominated in a currency other than Dollars, in each case as described in the preceding subsection. In the case of a Revolving Borrowing, each Revolving Lender shall make the amount of its Revolving Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Revolving Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Revolving Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Loan Notice. In the case of a Term Loan Borrowing, each Lender having Term Loan Exposure shall make the amount of its Term Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for Loans denominated in Dollars not later than 12:00 p.m. (noon) on the Closing Date. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date the Loan Notice with respect to such Borrowing denominated in Dollars is given by the Borrower, there are L/C-BA Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C-BA Borrowings, and, second, shall be made available to the Borrower as provided above.

(c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Eurocurrency Rate Loans (whether in Dollars or any Alternative Currency) without the consent of the Required Lenders, and, during the occurrence and continuance of an Event of Default, the Required Revolving Lenders may demand that any or all of the then outstanding Eurocurrency Rate Loans denominated in an Alternative Currency be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof on the last day of the then current Interest Period with respect thereto.

(d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Prime Rate used in determining the Base Rate or the “prime rate” referenced in the definition of “Canadian Base Rate” used in determining the Canadian Base Rate, as applicable, promptly following the public announcement of such change.

(e) After giving effect to all Borrowings, all conversions of Revolving Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect with respect to Loans.

2.03 Letters of Credit and Bankers’ Acceptances.

(a) The Letter of Credit-BA Commitment.

(i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit-BA Deadline, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower or Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below; (2) to honor drawings under the Letters of Credit; and (3) with respect to Acceptance Credits, to create Bankers’ Acceptances in accordance with the terms thereof and hereof, and (B) the Revolving Lenders severally agree to participate in Letters of Credit and Bankers’ Acceptances issued for the account of the Borrower or Subsidiaries and any drawings thereunder; provided that (A) after giving effect to any L/C-BA Credit Extension with respect to any Letter of Credit or Bankers’ Acceptance, (w) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (x) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C-BA Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Commitment, (y) the aggregate Outstanding Amount of all Revolving Loans and L/C-BA Obligations denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit and (z) the Outstanding Amount of the L/C-BA Obligations shall not exceed the Letter of Credit-BA Sublimit, and (B) as to Acceptance Credits, the Bankers’ Acceptance created or to be created thereunder shall not be an eligible bankers’ acceptance under Section 13 of the Federal Reserve Act (12 U.S.C. § 372). Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C-BA Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii) The L/C Issuer shall not issue any Letter of Credit or Bankers’ Acceptance, if:

(A) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders have approved such expiry date;

(B) the maturity date of any Bankers’ Acceptance issued under any such requested Acceptance Credit would occur earlier than 30 or later than 120 days from the date of issuance or later than 60 days before the Letter of Credit-BA Expiration Date, unless the Required Revolving Lenders and the Administrative Agent have approved such expiry date; or

(C) the expiry date of such requested Letter of Credit, or the maturity date of any Bankers’ Acceptance issued under such requested Acceptance Credit, would occur after the Letter of Credit-BA Expiration Date, unless all the Revolving Lenders have approved such expiry date.

(iii) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit or any related Bankers’ Acceptance, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit or related bankers’ acceptances generally or such Letter of Credit or any related Bankers’ Acceptance in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit or related Bankers’ Acceptance any restriction, reserve, liquidity or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

(B) the issuance of such Letter of Credit or any related Bankers’ Acceptance would violate one or more policies of the L/C Issuer applicable to letters of credit generally, or the creation of any related Bankers’ Acceptance would cause the L/C Issuer to exceed the maximum amount of outstanding bankers’ acceptances permitted by applicable law;

(C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit or related Bankers’ Acceptance is in an initial stated amount less than $100,000;

(D) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit or related Bankers’ Acceptance is to be denominated in a currency other than Dollars or an Alternative Currency;

(E) the L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency; or

(F) a default of any Revolving Lender’s obligations to fund under Section 2.03(c) exists or any Revolving Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral in accordance with Section 2.15, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Revolving Lender to eliminate the L/C Issuer’s risk with respect to such Revolving Lender as to either the Letter of Credit then proposed to be issued or such Letter of Credit and all other L/C-BA Obligations as to which the L/C Issuer has such actual or potential risk, as it may elect in its sole discretion.

(iv) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi) The L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit and Bankers’ Acceptances issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit and Bankers’ Acceptances issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit and Bankers’ Acceptances as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 1:00 p.m. at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may

be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing or presentation thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing or presentation thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

(ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone (if promptly confirmed in writing) or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Letter of Credit. Immediately upon the creation of each Bankers’ Acceptance, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Bankers’ Acceptance in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Bankers’ Acceptance.

(iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-

month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit-BA Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) (other than Section 2.03(a)(ii)(A)) or otherwise), or (B) it has received notice (which may be by telephone (if promptly confirmed in writing) or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 (other than Section 4.02(c)) is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing or, with respect to any Acceptance Credit, presentation of documents, under such Letter of Credit, or any presentation for payment of a Bankers’ Acceptance, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. In the case of a Letter of Credit or Bankers’ Acceptance denominated in an Alternative Currency, the Borrower shall reimburse the L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Borrower shall have notified the L/C Issuer promptly following receipt of the notice of drawing that the Borrower will reimburse the L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit or Bankers’ Acceptance denominated in an Alternative Currency, the L/C Issuer shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 1:00 p.m. on the date of any payment by the L/C Issuer under a Letter of Credit or Bankers’ Acceptance to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the L/C Issuer under a Letter of Credit or Bankers’ Acceptance to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the Borrower shall reimburse the L/C Issuer in an amount equal to the amount of such drawing or Bankers’ Acceptance, as applicable, and in the applicable currency. If the Borrower fails to so reimburse the L/C Issuer by such time, the applicable L/C Issuer shall promptly notify the Administrative Agent thereof and upon receiving such notice, the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing or payment (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit or Bankers’ Acceptance denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Revolving Lender’s Applicable Percentage thereof. In such event, the Borrower shall be deemed to have requested a Revolving Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if promptly confirmed in writing; provided that the lack of such prompt confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar-denominated payments in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer in Dollars.

(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C-BA Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C-BA Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C-BA Borrowing and shall constitute an L/C-BA Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv) Until each Revolving Lender funds its Revolving Loan or L/C-BA Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit or payments made on any Bankers’ Acceptance, interest in respect of such Revolving Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

(v) Each Revolving Lender’s obligation to make Revolving Loans or L/C-BA Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit and payments made on Bankers’ Acceptances, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including

(A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower, any Subsidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Loan Notice). No such making of an L/C-BA Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit or Bankers’ Acceptance, together with interest as provided herein.

(vi) If any Revolving Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Lender’s Revolving Loan included in the relevant Borrowing or L/C-BA Advance in respect of the relevant L/C-BA Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d) Repayment of Participations.

(i) At any time after the L/C Issuer has made a payment under any Letter of Credit or Bankers’ Acceptance and has received from any Revolving Lender such Lender’s L/C-BA Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Lender its Applicable Percentage thereof in Dollars and in the same funds as those received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and each payment under any Bankers’ Acceptance, and to repay each L/C-BA Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit or Bankers’ Acceptance, this Agreement, or any other Loan Document;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit or Bankers’ Acceptance (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or Bankers’ Acceptance or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document or endorsement presented under or in connection with such Letter of Credit or Bankers’ Acceptance proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit or obtain payment under any Bankers’ Acceptance;

(iv) any payment by the L/C Issuer under such Letter of Credit or Bankers’ Acceptance against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit or Bankers’ Acceptance to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit or Bankers’ Acceptance, including any arising in connection with any proceeding under any Debtor Relief Law;

(v) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower or any Subsidiary or in the relevant currency markets generally; or

(vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subsidiary.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto, and each Bankers’ Acceptance, that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f) Role of L/C Issuer. Each Revolving Lender and the Borrower agree that, in paying any drawing under a Letter of Credit or making any payment under a Bankers’ Acceptance, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit, Bankers’ Acceptance, Issuer Document or Acceptance Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit or Bankers’ Acceptance; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence as determined by a court of competent jurisdiction by a final and nonappealable judgment or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit or to honor any Bankers’ Acceptance presented for payment in strict compliance with its terms and conditions. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument endorsing, transferring or assigning or purporting to endorse, transfer or assign a Letter of Credit or Bankers’ Acceptance or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g) Applicability of ISP and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.

(h) Letter of Credit-BA Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Percentage, in Dollars, a Letter of Credit-BA Fee (the “Letter of Credit-BA Fee”) for each Letter of Credit and each Bankers’ Acceptance equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit or the maximum stated amount of such Bankers’ Acceptance, as the case may be; provided that, during such time that any Revolving Lender is a Defaulting Lender, then such Defaulting Lender shall not receive (and the Borrower shall not be obligated to pay to such Defaulting Lender) a Letter of Credit-BA Fee. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Letter of Credit-BA Fees shall be (i) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit or Bankers’ Acceptance (as the case may be), on the Letter of Credit-BA Deadline and thereafter on demand and (ii) computed on a quarterly basis in arrears. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit-BA Fees shall accrue at the Default Rate.

(i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee (i) with respect to each commercial Letter of Credit and each Bankers’ Acceptance, at the rate separately agreed between the Borrower and the L/C Issuer, computed on the Dollar Equivalent of the amount of such Letter of Credit or Bankers’ Acceptance, and payable upon the issuance thereof, (ii) with respect to any amendment of a commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between the Borrower and the L/C Issuer, computed on the Dollar Equivalent of the amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each standby Letter of Credit, at the rate per annum separately agreed between the Borrower and the L/C Issuer, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee with respect to standby Letters of Credit shall be (x) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit or Bankers’ Acceptance, as applicable, on the Letter of Credit-BA Deadline and thereafter on demand and (y) computed on a quarterly basis in arrears. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. In addition, the Borrower shall pay directly to the L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit and bankers’ acceptances as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(k) Letters of Credit Issued for Holdings and Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, Holdings or a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Holdings or Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of Holdings and such Subsidiaries. Each L/C Issuer may, at its option, issue any Letters of Credit and/or Bankers’ Acceptances for the account of the Borrower, Holdings or any Subsidiary by causing any domestic or non-US branch, subsidiary or Affiliate of such L/C Issuer to issue such Letter of Credit or Banker’s Acceptance; provided that any exercise of such option shall not affect the obligation of the Borrower, Holdings or such Subsidiary to repay any drawings thereunder in accordance with the terms of this Agreement.

2.04 Swing Line Loans.

(a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in its sole discretion and in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make loans in Dollars (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Revolving Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Loans and L/C-BA Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all L/C-BA Obligations, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Swing Line Loan. The Swing Line Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans and the Revolving Commitments shall be paid in full no later than such date.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line

Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

(c) Refinancing of Swing Line Loans.

(i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Lender make a Revolving Loan that is a Base Rate Loan in an amount equal to such Revolving Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office for Dollar-denominated payments not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Revolving Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Borrowing in accordance with Section 2.04(c)(i), the request for Revolving Loan that is a Base Rate Loan submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such

Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Lender’s Revolving Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Revolving Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Applicable Percentage thereof in the same funds as those received by the Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Lender funds its Revolving Loan that is a Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

(g) Defaulting Lenders. Swing Line Lender shall not be obligated to make any Swing Line Loans at a time when any Revolving Lender is a Defaulting Lender unless Swing Line Lender has entered into arrangements satisfactory to it and Borrower to eliminate Swing Line Lender’s risk with respect to the Defaulting Lender’s participation in such Swing Line Loan, including by Cash Collateralizing such Defaulting Lender’s Applicable Percentage of the outstanding Swing Line Loans.

2.05 Prepayments.

(a) The Borrower may, upon notice from the Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than (A) 1:00 p.m. three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) 1:00 p.m. four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies, and (C) 11:00 a.m. on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurocurrency Rate Loans denominated in Dollars shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; (iii) any prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies shall be in a minimum principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; and (iv) any prepayment of Loans that are Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) and Class(es) of Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied as specified in Section 2.05(i) to the applicable Loans of the applicable Lenders in accordance with their respective Applicable Percentages.

(b) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000 or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(c) If the Administrative Agent notifies the Borrower at any time that the Total Revolving Outstandings at such time exceed an amount equal to 105% of the Aggregate Revolving Commitments then in effect, then, within two Business Days after receipt of such notice, the Borrower shall prepay Revolving Loans and/or the Borrower shall Cash Collateralize the L/C-BA Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Aggregate Revolving Commitments then in effect; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C-BA Obligations pursuant to this Section 2.05(c) unless after the prepayment in full of the Revolving Loans the Total Outstandings exceed the Aggregate Revolving Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of further exchange rate fluctuations.

(d) (A) If the Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all Revolving Loans and L/C-BA Obligations denominated in Alternative Currencies at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit then in effect, then, within two Business Days after receipt of such notice, the Borrower shall prepay Loans and/or Cash Collateralize L/C-BA Obligations in an aggregate amount sufficient to reduce such Outstanding Amount of Revolving Loans and L/C-BA Obligations denominated in Alternative Currencies as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C-BA Obligations pursuant to this Section 2.05(d) unless, after the prepayment in full of the Revolving Loans, the Outstanding Amount of the L/C-BA Obligations denominated in Alternative Currencies exceeds the Alternative Currency Sublimit then in effect.

(B) If the Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all L/C-BA Obligations at such time exceeds an amount equal to 105% of the Letter of Credit-BA Sublimit then in effect, then, within two Business Days after receipt of such notice, the Borrower shall either (i) cancel and return Letters of Credit or (ii) Cash Collateralize the L/C-BA Obligations, together in an aggregate amount sufficient to reduce such Outstanding Amount of all L/C-BA Obligations as of such date to an amount not to exceed 100% of the Letter of Credit-BA Sublimit then in effect.

(e) No later than the first Business Day following the date of receipt by Holdings, the Borrower or any of their Subsidiaries of any Net Asset Sale Proceeds, the Borrower shall apply 100% of the Net Asset Sale Proceeds received to make prepayments in accordance with Section 2.05(i); provided, that (i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Asset Sale Proceeds from the Closing Date through the applicable date of determination do not exceed $50,000,000, the Borrower shall have the option, directly or through one or more of the Subsidiaries, to use such Net Asset Sale Proceeds for Permitted Acquisitions, Capital Expenditures or otherwise reinvest such Net Asset Sale Proceeds in other assets that are not classified as current assets, in each case, (x) that are used or useful in the business of the Borrower and the Subsidiaries and (y) that comprise

Collateral to the extent such property or asset sold or otherwise Disposed of was Collateral, within one year of receipt of such Net Asset Sale Proceeds (subject to, if the Borrower or the applicable Subsidiary enters into a binding commitment to reinvest such proceeds not later than the end of such one-year period with the good faith expectation that such proceeds will be applied to satisfy such reinvestment commitment within 180 days, an extension for a period of up to an additional 180 days from the end of such one-year period).

(f) No later than the first Business Day following the date of receipt by Holdings, the Borrower or any of their Subsidiaries, or Administrative Agent as loss payee, of any Net Insurance/Condemnation Proceeds, the Borrower shall apply 100% of the Net Insurance/Condemnation Proceeds received to make prepayments in accordance with Section 2.05(i); provided, that (i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Insurance/Condemnation Proceeds from the Closing Date through the applicable date of determination which are not used or committed to repair, restore or replace the affected assets (including replacing an affected asset by constructing a substantially similar asset at a location different from the location of the affected asset) do not exceed $30,000,000, the Borrower shall have the option, directly or through one or more of the Subsidiaries to invest such Net Insurance/Condemnation Proceeds in other long term assets, in each case, (x) that are useful in the business of the Borrower and the Subsidiaries and (y) that comprise Collateral to the extent such property or asset lost, taken or sold or otherwise Disposed of was Collateral, within one year of receipt thereof (subject to, if the Borrower or the applicable Subsidiary enters into a binding commitment to reinvest such proceeds not later than the end of such one-year period with the good faith expectation that such proceeds will be applied to satisfy such reinvestment commitment within 180 days, an extension for a period of up to an additional 180 days from the end of such one-year period).

(g) On the date of receipt by Holdings, the Borrower or any of their Subsidiaries of any Cash proceeds from the incurrence of any Indebtedness of Holdings, the Borrower or any of their Subsidiaries (other than with respect to any Indebtedness permitted to be incurred pursuant to Section 7.03), the Borrower shall apply an amount equal to 100% of such proceeds, net of underwriting discounts and commissions and other reasonable costs, fees, commissions, premiums and expenses associated therewith, including reasonable legal fees and expenses, to make prepayments in accordance with Section 2.05(i).

(h) In the event that there shall be Consolidated Excess Cash Flow for any fiscal year (commencing with the fiscal year ending December 31, 2014), Borrower shall, no later than five Business Days after the Compliance Certificate for the financial statements for such fiscal year is due pursuant to Sections 6.02(b), prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.06(b) in an aggregate amount equal to (i) 50% of such Consolidated Excess Cash Flow minus (ii) voluntary repayments of the Loans made with Internally Generated Cash (excluding, for the avoidance of doubt, repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments) during such fiscal year; provided, that if, as of the last day of the most recently ended fiscal year, the Consolidated Leverage Ratio (determined for any such period by reference to the Compliance Certificate delivered pursuant to Section 6.02(b) calculating the Consolidated Leverage Ratio as of the last day of such fiscal year) shall be (A) 2.00:1.00 or less but greater than or equal to 1.50 to 1.00, Borrower shall only be required to make the prepayments and/or reductions otherwise required by this Section 2.05(h) in an amount equal to (i) 25% of such Consolidated Excess Cash Flow minus (ii) voluntary repayments of the Loans made with Internally Generated Cash (excluding, for the avoidance of doubt, repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments) or (B) less than 1.50:1.00, Borrower shall not be required to make the prepayments otherwise required by this Section 2.05(h) in respect of such fiscal year.

(i)    (A) Any prepayment of any Revolving Loan pursuant to Section 2.05(a) shall be applied as specified by Borrower in the applicable notice of prepayment and

(B) any prepayment of any Term Loan pursuant to Section 2.05(a) shall be applied on a pro rata basis to reduce the scheduled remaining Installments.

(C) Mandatory prepayments pursuant to clause (e), (f), (g) or (h) of this Section 2.05 shall be applied in the following order of priority:

(1) first, to prepay Term Loans applied on a pro rata basis to the remaining scheduled Installments of principal of the Term Loans;

(2) second, to prepay the Swing Line Loans to the full extent thereof;

(3) third, pro rata to prepay that portion of the Obligations constituting unpaid principal of the Revolving Loans and L/C-BA Borrowings, provided, however, that any balance of the mandatory prepayments pursuant to clause (g) of this Section 2.05 that are to be applied under this clause (C), shall be applied under this clause (C) in the following order of priority:

(x) first, pro rata to prepay that portion of the Obligations constituting unpaid principal of the Loans and L/C-BA Borrowings; and

(y) pro rata to Cash Collateralize that portion of L/C-BA Obligations composed of the aggregate undrawn amount of Letters of Credit and the maximum amount of all Bankers’ Acceptances then outstanding (with no corresponding permanent reduction in any Lender’s Revolving Commitment);

(4) fourth, the balance, if any, following the payment in full of such Obligations to be retained by the Borrower.

(j) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment required to be made pursuant to clause (e), (f), (g) or (h) of this Section 2.05 at least five (5) Business Days (or such shorter time agreed to by the Administrative Agent in its discretion) prior to the date of such prepayment (a “Prepayment Notice”). Each such Prepayment Notice shall contain a certificate of a Responsible Officer (A) demonstrating the calculation of the amount of the applicable net proceeds (or reasonable good faith estimate thereof), (B) either specifying the projected date of such prepayment (which in no event shall be after the date of prepayment required pursuant to Section 2.05(e), (f), (g) or (h), as applicable) or notice of the

Borrower’s intent to exercise its option to reinvest such amounts as provided under Sections 2.05(e) and (f), as applicable and (C) provide a reasonably detailed calculation of the amount of such prepayment (or reasonable good faith estimate thereof). The Administrative Agent will promptly notify each Lender of the contents of such Prepayment Notice and of such Lender’s pro rata share of the applicable prepayment. In the event that the Borrower shall subsequently determine that the actual amount received exceeded or was less than the amount set forth in such certificate, the Borrower shall promptly deliver a supplemental Prepayment Notice to the Administrative Agent, which, in addition to the requirements of the initial Prepayment Notice with respect to such mandatory prepayment, shall contain a certificate of a Responsible Officer demonstrating the derivation of such excess or shortfall. The procedures described in this Section 2.05(j) with respect to the making of such prepayment shall be followed with respect to such excess.

(k) Waivable Mandatory Prepayment. Anything contained herein to the contrary notwithstanding, so long as any Term Loan is outstanding, in the event Borrower is required to make any mandatory prepayment (a “Waivable Mandatory Prepayment”) of the Term Loan pursuant to clause (e) of this Section 2.05, not less than five Business Days prior to the date (the “Required Prepayment Date”) on which Borrower is required to make such Waivable Mandatory Prepayment, Borrower shall notify Administrative Agent of the amount of such prepayment, and Administrative Agent will promptly thereafter notify each Lender holding an outstanding Term Loan of the amount of such Lender’s pro rata share of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option by giving written notice to Borrower and Administrative Agent of its election to do so on or before the third Business Day prior to the Required Prepayment Date (it being understood that any Lender which does not notify Borrower and Administrative Agent of its election to exercise such option on or before the third Business Day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date, Borrower shall pay to Administrative Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied (i) in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have elected not to exercise such option, to prepay the Term Loans of such Lenders (which prepayment shall be applied to the scheduled Installments of principal of the Term Loans in accordance with clause (i)(C) of this Section 2.05), and (ii) in an amount equal to that portion of the Waivable Mandatory Prepayment otherwise payable to those Lenders that have elected to exercise such option, to prepay the Term Loans of those Lenders that have elected not to exercise such option (which prepayment shall be further applied to the scheduled Installments of principal of the Term Loan in accordance with clause (i)(C) of this Section 2.05).

2.06 Scheduled Term Loan Payments; Termination or Reduction of Revolving Commitments.

(a) The principal amounts of the Term Loans shall be repaid in consecutive quarterly installments and at final maturity (each such payment, an “Installment”) in the aggregate amounts set forth below on the four quarterly scheduled Interest Payment Dates applicable to Term Loans, commencing September 30, 2014:

Amortization Date	Installments
September 30, 2014	$525,000.00
December 31, 2014	$525,000.00
March 31, 2015	$525,000.00
June 30, 2015	$525,000.00
September 30, 2015	$525,000.00
December 31, 2015	$525,000.00
March 31, 2016	$525,000.00
June 30, 2016	$525,000.00
September 30, 2016	$525,000.00
December 31, 2016	$525,000.00
March 31, 2017	$525,000.00
June 30, 2017	$525,000.00
September 30, 2017	$525,000.00
December 31, 2017	$525,000.00
March 31, 2018	$525,000.00
June 30, 2018	$525,000.00
September 30, 2018	$525,000.00
December 31, 2018	$525,000.00
March 31, 2019	$525,000.00
Maturity Date	Remainder

Notwithstanding the foregoing, (x) such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with Section 2.05; and (y) the Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Maturity Date.

(b) The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Revolving Commitments, or from time to time permanently reduce the Aggregate Revolving Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 1:00 p.m. three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000 or any whole multiple of $500,000 in excess thereof (or such smaller or different amount if such reduction is being made as a corresponding permanent reduction of the Aggregate Revolving Commitments in connection with a mandatory prepayment made pursuant to Section 2.05), (iii) the Borrower shall not terminate or reduce the Aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Aggregate Revolving Commitments, and (iv) if, after giving effect to any reduction of the Aggregate Revolving Commitments, the Alternative Currency Sublimit, the Letter of Credit-BA Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Revolving Commitments, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Revolving Lenders of any such notice of termination or reduction of the Aggregate Revolving Commitments. Subject to subpart (iv) of the first sentence of this Section, the amount of any such Aggregate Revolving Commitment reduction shall not be applied to the Alternative Currency Sublimit, the Letter of Credit-BA Sublimit or the Swing Line Sublimit unless otherwise specified by the Borrower. Any reduction of the Aggregate Revolving Commitments shall be applied to the Revolving Commitment of each Revolving Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination.

2.07 Repayment of Revolving Loans and Swing Line Loans. (a) The Borrower shall repay to the Revolving Lenders on the Revolving Commitment Termination Date the aggregate principal amount of Revolving Loans made to the Borrower outstanding on such date.

(b) The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Revolving Commitment Termination Date.

2.08 Interest. (a) Subject to the provisions of subsection (b) below, (i) each Loan that is a Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate; (ii) each Loan that is a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

(b)    (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at the Default Rate to the fullest extent permitted by applicable Laws.

(ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at the Default Rate to the fullest extent permitted by applicable Laws.

(iii) Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at the Default Rate to the fullest extent permitted by applicable Laws.

(iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09 Fees.

(a) Revolving Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Percentage, a commitment fee (a “Revolving Commitment Fee”) in Dollars equal to 0.50% per annum times the actual daily amount by which the Aggregate Revolving Commitments exceed the sum of (i) the Outstanding Amount of Revolving Loans and (ii) the Outstanding Amount of L/C-BA Obligations; provided that, during such time that any Revolving Lender is a Defaulting Lender, such Defaulting Lender shall not be entitled to receive (and the Borrower shall not be obligated to pay to such Defaulting Lender) any Revolving Commitment Fee. The Revolving Commitment Fee shall accrue at all times during the Revolving Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Revolving Commitment Termination Date. The Revolving Commitment Fee shall be calculated quarterly in arrears.

(b) Call Protection. In the event all or any portion of the Term Loans is repaid (or repriced or effectively refinanced through any amendment of the Term Loans) for any reason (other than repayments pursuant to Sections 2.06(a), 2.05(e), 2.05(f) and 2.05(h)) prior to the second anniversary of the Closing Date, such repayments or repricings will be made at (i) 102.0% of the amount repaid or repriced if such repayment or repricing occurs on or prior to the first anniversary of the Closing Date, and (ii) 101.0% of the amount repaid or repriced if such repayment or repricing occurs after the first anniversary of the Closing Date, but on or prior to the second anniversary of the Closing Date.

(c) Closing Fee. Borrower agrees to pay on the Closing Date to each Lender party to this Agreement as a Lender on the Closing Date, as fee compensation for the funding of such Lender’s Term Loan, a closing fee in an amount equal to 1.00% of the stated principal amount of such Lender’s Term Loan, payable to such Lender from the proceeds of its Term Loan as and when funded on the Closing Date. Such closing fee will be in all respects fully earned, due and payable on the Closing Date and non-refundable and non-creditable thereafter.

(d) Other Fees. In addition to certain fees described in subsections (h) and (i) of Section 2.03 and any of the foregoing fees, Borrower shall pay to Agents such other fees in the amounts and at the times separately agreed upon. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Revolving Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided, that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.11 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) an applicable Note, which shall evidence such Lender’s applicable Loans to the Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in subsection (a), each Revolving Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Revolving Loans denominated in an Alternative Currency, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to principal and interest on Revolving Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Revolving Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b)    (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurocurrency Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Revolving Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.

A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to the Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Revolving Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Revolving Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Revolving Loan, to purchase its participation or to make its payment under Section 10.04(c).

(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C-BA Obligations or in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C-BA Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the applicable Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement, (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C-BA Obligations or Swing Line Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply), or (z) any collateral obtained by the L/C Issuer in connection with arrangements made to address the risk with respect to a Defaulting Lender.

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

2.14 Extensions of Loans.

(a) The Borrower may from time to time, pursuant to the provisions of this Section 2.14, agree with one or more Lenders holding Loans and Commitments of any Class to extend the maturity date and to provide for other terms consistent with this Section 2.14 (each such modification, an “Extension”) pursuant to one or more written offers (each an “Extension Offer”) made from time to time by Borrower to all Lenders that is proposed to be extended under this Section 2.14, in each case on a pro rata basis (based on the relative principal amounts of the outstanding Loans of each Lender in such Class) and on the same terms to each such Lender. In connection with each Extension, Borrower will provide notification to the Administrative Agent (for distribution to the Lenders), no later than 30 days prior to the maturity of the applicable Class or Classes to be extended, of the requested new maturity date for the extended Loans of each such Class (each an “Extended Maturity Date”) and the due date for Lender responses. In connection with any Extension, each Lender of the applicable Class wishing to participate in such Extension shall, prior to such due date, provide Administrative Agent with a written notice thereof in a form reasonably satisfactory to Administrative Agent. Any Lender that does not respond to an Extension Offer by the applicable due date shall be deemed to have rejected such Extension. In connection with any Extension, the Borrower shall agree to such procedures, if any, as may be reasonably established by, or acceptable to, Administrative Agent to accomplish the purposes of this Section 2.14.

(b) After giving effect to any Extension, the Term Loans or Revolving Commitments so extended shall cease to be a part of the Class that they were a part of immediately prior to the Extension and shall be a new Class hereunder; provided that at no time shall there be more than two different Classes of Revolving Commitments and two different Classes of Term Loans; provided further, that, in the case of any Extension Amendment relating to Revolving Commitments or Revolving Loans, (i) all borrowings and all prepayments of Revolving Loans shall continue to be made on a ratable basis among all Revolving Lenders, based on the relative amounts of their Revolving Commitments, until the repayment of the Revolving Loans attributable to the non-extended Revolving Commitments on the relevant Revolving Maturity Date, (ii) the allocation of the participation exposure with respect to any then-existing or subsequently issued or made Letter of Credit, Bankers’ Acceptance or Swing Line Loan as between the Revolving Commitments of such new “Class” and the remaining Revolving Commitments shall be made on a ratable basis in accordance with the relative amounts thereof until the Revolving Maturity Date relating to such non-extended Revolving Commitments has occurred, (iii) no termination of Extended Revolving Commitments and no repayment of extended Revolving Loans accompanied by a corresponding permanent reduction in Extended Revolving Commitments shall be permitted unless such termination or repayment (and corresponding reduction) is accompanied by at least a pro rata termination or permanent repayment (and corresponding pro rata permanent reduction), as applicable, of the existing Revolving Loans and Existing Revolving Commitments (or all Existing Revolving Commitments of such Class and related existing Revolving Loans shall have otherwise been terminated and repaid in full) and (iv) with respect to Letters of Credit, Bankers’ Acceptances and Swing Line Loans, the Revolving Maturity Date with respect to the Revolving Commitments may not be extended without the prior written consent of the Primary L/C Issuer and the Swing Line Lender. If the Total Revolving Outstandings exceeds the Aggregate Revolving Commitments then in effect as a result of the occurrence of the Revolving Maturity Date with respect to any Class of Revolving Commitments while an extended Class of Revolving Commitments remains outstanding, the Borrower shall make such payments as are necessary in order to eliminate such excess on such Revolving Maturity Date.

(c) The consummation and effectiveness of each Extension shall be subject to the following:

(i) no Default or Event of Default shall have occurred and be continuing at the time any Extension Offer is delivered to the Lenders or at the time of such Extension;

(ii) the Term Loans or the Revolving Commitments of any Lender extended pursuant to any Extension (as applicable, “Extended Term Loans” or “Extended Revolving Commitments”) shall have the same terms as the Class of Term Loans or the Revolving Commitments subject to the related Extension Amendment ((as applicable, “Existing Term Loans” or “Existing Revolving Commitments”); except (A) the final maturity date of any Extended Term Loans or Extended Revolving Commitments of a Class to be extended pursuant to an Extension shall be later than the Latest Maturity Date at the time of such Extension, and the weighted average life to maturity of any Extended Term Loans or Extended Revolving Commitments of a Class to be extended pursuant to an Extension shall be no shorter than the weighted average life to maturity of the Class of Existing Term Loans or Existing Revolving Commitments, as applicable, subject to the Latest Maturity Date at the time of such Extension; (B) the all-in pricing (including margins, fees and premiums) with respect to the Extended Term Loans or Extended

Revolving Commitments, as applicable, may be higher or lower than the all-in pricing (including margins, fees and premiums) for the Existing Term Loans or Existing Revolving Commitments, as applicable; (C) the revolving credit commitment fee rate with respect to the Extended Revolving Commitments may be higher or lower than the revolving credit commitment fee rate for Existing Revolving Commitments, in each case, to the extent provided in the applicable Extension Amendment; (D) no reduction of any Extended Term Loans or Extended Revolving Commitments, as applicable, or repayment of related Loans shall be permitted unless such reduction or repayment is accompanied by an at least pro rata reduction or repayment of all earlier maturing Loans (including previously extended Loans) (or all earlier maturing Loans (including previously extended Loans) shall otherwise be or have been terminated and repaid in full); (E) the Extended Term Loans and/or Extended Revolving Commitments may contain a “most favored nation” provision for the benefit of Lenders holding Extended Term Loans or Extended Revolving Commitments; and (F) the other terms and conditions applicable to Extended Term Loans and/or Extended Revolving Commitments may be terms different than those with respect to the Existing Term Loans or Existing Revolving Commitments, as applicable, so long as such terms and conditions only apply after the Latest Maturity Date; provided further, each Extension Amendment may, without the consent of any Lender other than the applicable extending Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, the Primary L/C Issuer and the Swing Line Lender and the Borrower, to give effect to the provisions of this Section 2.14, including any amendments necessary to treat the applicable Revolving Commitments of the extending Lenders as a new “Class” of commitments hereunder; provided however, no Extension Amendment may provide for any Class of Extended Term Loans or Extended Revolving Commitments to be secured by any Collateral or other assets of any Loan Party that does not also secure the Existing Term Loans or Existing Revolving Commitments;

(iii) all documentation in respect of such Extension shall be consistent with the foregoing, and all written communications by the Borrower generally directed to the applicable Lenders under the applicable Class in connection therewith shall be in form and substance consistent with the foregoing and otherwise reasonably satisfactory to Administrative Agent;

(iv) a minimum amount in respect of such Extension (to be determined in the Borrower’s discretion and specified in the relevant Extension Offer, but in no event less than $25,000,000, unless another amount is agreed to by Administrative Agent) shall be satisfied; and

(v) no Extension shall become effective unless, on the proposed effective date of such Extension, the conditions set forth in Section 4.02 shall be satisfied (with all references in such Section to a date of the applicable Credit Extension being deemed to be references to the Extension on the applicable date of such Extension), and Administrative Agent shall have received a certificate to that effect dated the applicable date of such Extension and executed by a Responsible Officer of the Borrower.

(d) For the avoidance of doubt, it is understood and agreed that the provisions of Section 2.13 and Section 10.01 will not apply to Extensions of Term Loans or Revolving Commitments pursuant to Extension Offers made pursuant to and in accordance with the provisions of this Section 2.14, including to any payment of interest or fees in respect of any Extended Term Loans or Extended Revolving Commitments that have been extended pursuant to an Extension at a rate or rates different from those paid or payable in respect of Loans of any other Class, in each case as is set forth in the relevant Extension Offer.

(e) No Lender who rejects any request for an Extension shall be deemed a Non-Consenting Lender for purposes of Section 10.13; provided, however, that if so requested by the Borrower in an Extension Offer, Required Lenders may approve an amendment to have such Lenders be deemed Non-Consenting Lenders and subject to the terms and conditions of Section 10.13.

(f) The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments (collectively, “Extension Amendments”) to this Agreement and the other Loan Documents as may be necessary in order to establish new Classes of Term Loans or Revolving Commitments created pursuant to an Extension, in each case on terms consistent with this Section 2.14. Notwithstanding the foregoing, the Administrative Agent shall have the right (but not the obligation) to seek the advice or concurrence of the Required Lenders with respect to any matter contemplated by this Section 2.14 and, if the Administrative Agent seeks such advice or concurrence, the Administrative Agent shall be permitted to enter into such amendments with the Borrower in accordance with any instructions received from such Required Lenders and shall also be entitled to refrain from entering into such amendments with the Borrower unless and until it shall have received such advice or concurrence; provided, however, that whether or not there has been a request by the Administrative Agent for any such advice or concurrence, all such Extension Amendments entered into with the Borrower by the Administrative Agent hereunder shall be binding on the Lenders. Without limiting the foregoing, in connection with any Extension, (i) the appropriate Loan Parties shall (at their expense) amend (and the Administrative Agent is hereby directed to amend) any Mortgage (or any other Loan Document that the Administrative Agent reasonably requests to be amended to reflect an Extension) that has a maturity date prior to the latest Extended Maturity Date so that such maturity date is extended to the then latest Extended Maturity Date (or such later date as may be advised by local counsel to the Administrative Agent) and (ii) the Borrower shall deliver board resolutions, secretary’s certificates, officer’s certificates and other documents as shall reasonably be requested by the Administrative Agent in connection therewith and a legal opinion of counsel reasonably acceptable to the Administrative Agent (i) as to the enforceability of such Extension Amendment, this Agreement as amended thereby, and such of the other Loan Documents (if any) as may be amended thereby and (ii) to the effect that such Extension Amendment, the Extended Term Loans or Extended Revolving Commitments provided for therein, does not conflict with or violate the terms and provisions of Section 10.01.

(g) Promptly following the consummation and effectiveness of any Extension, the Borrower will furnish to the Administrative Agent (who shall promptly furnish to each Lender) written notice setting forth the Extended Maturity Date and material economic terms of the Extension and the aggregate principal amount of each class of Loans and Commitments after giving effect to the Extension and attaching a copy of the fully executed Extension Amendment.

2.15 Cash Collateral.

(a) (A) Upon the request of the Administrative Agent, if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit or made any payment under any Bankers’ Acceptance and such drawing has resulted in an L/C-BA Borrowing, or (B) if, as of the Letter of Credit-BA Deadline, any L/C-BA Obligation for any reason remains outstanding and the L/C Issuer is not at such time satisfied that a “back-to-back” letter of credit as described in part (ii) of the proviso to the definition of Letter of Credit-BA Expiration Date has been or is being delivered, the Borrower shall, in each case, immediately Cash Collateralize 102.5% of the then Outstanding Amount of all L/C-BA Obligations. In addition, if at any time there is a Revolving Lender that is a Defaulting Lender and the L/C Issuer or the Swing Line Lender has any amount of fronting risk with respect to any outstanding Letter of Credit or Swing Line Loan, the Borrower shall, promptly upon demand by the Administrative Agent, deliver to the Administrative Agent additional Cash Collateral in an amount sufficient to reduce the risk to the L/C Issuer or Swing Line Lender from such Defaulting Lender to zero; provided that Cash Collateral shall not be required to be deposited in such situation if the Borrower and the L/C Issuer or the Swing Line Lender, as applicable, mutually agree to the application of Section 2.16(a) in lieu thereof so long as such Section is at such time capable of application pursuant to its terms. If the Administrative Agent determines that Cash Collateral is subject to any prior right or claim of any Person other than the Administrative Agent as herein provided, such Cash Collateral shall be deemed not to have been delivered as required hereby, and the Borrower shall deliver additional Cash Collateral to meet the requirements hereof.

(b) The Administrative Agent may, at any time and from time to time after the initial deposit of Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations.

(c) Sections 2.03, 2.04, 2.05, 2.16 and 8.02 set forth certain additional requirements or options to deliver Cash Collateral hereunder.

(d) All Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at the L/C Issuer of the Letters of Credit being Cash Collateralized. The Borrower hereby grants to, and subjects to the control of, the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders (including the Swing Line Lender), a security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing. At the request of the L/C Issuer, if any Letter of Credit or Bankers’ Acceptance to be Cash Collateralized hereunder is denominated in an Alternative Currency, Borrower shall post such Cash Collateral in the same Alternative Currency as the Letter of Credit or Bankers’ Acceptance to be Cash Collateralized.

(e) Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Sections 2.03, 2.04, 2.05, or 8.02 in respect of Letters of Credit, Bankers’ Acceptances or Swing Line Loans shall secure and be held and applied to the satisfaction of the specific L/C-BA Obligations, Swing Line Loans or obligations to fund participations therein (including any interest accrued on such obligation) for which the Cash Collateral or other credit support was so provided, prior to any other application of such property as may be provided for herein.

2.16 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) During any period in which there is any Revolving Lender that is a Defaulting Lender as to which the L/C Issuer or Swing Line Lender (as applicable) has not received Cash Collateral pursuant to Section 2.03 or 2.04, then for purposes of computing the amount of the obligation of each Revolving Lender that is a Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the “Applicable Percentage” of each such Non-Defaulting Lender shall be computed without giving effect to the Revolving Commitment of any Revolving Lender that is a Defaulting Lender; provided, that, (i) each reallocation shall be given effect only if, at the initial date thereof, no Default or Event of Default shall have occurred and be continuing and the conditions set forth in Section 4.02 are satisfied at such time; and (ii) in all cases, the obligation of each such Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans shall not exceed the positive difference, if any, of (1) the Revolving Commitment of such Revolving Lender minus (2) the sum of (x) the aggregate Outstanding Amount of the Revolving Loans of such Revolving Lender, plus (y) such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all other L/C-BA Obligations (prior to giving effect to such reallocation), plus (z) such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all other Swing Line Loans (prior to giving effect to such reallocation). At all times that a reallocation exists under this clause (a), any measurement of any Revolving Lender’s “Applicable Percentage” of the Outstanding Amount of L/C-BA Obligations or Swing Line Loans shall be computed by giving effect hereto, including in connection with computing the limitations on making Revolving Loans and Swing Line Loans and issuing Letters of Credit contained in Sections 2.01, 2.03(a)(i) and 2.04(a).

(b) Without limiting the requirement in Section 2.15(a) that the L/C Issuer or Swing Line Lender, as applicable, must consent to the acceptance of a reallocation in accordance with clause (a) above in lieu of Cash Collateral, if any reallocation provided in clause (a) above cannot, or can only partially, be effected, the Borrower shall within five Business Days following notice by the Administrative Agent (x) prepay such Defaulting Lender’s Applicable Percentage (computed after application of the reallocation set forth in clause (a) above, if any, the “Post-Reallocation Applicable Percentage”) of such Swing Line Loans or, if agreed by the Swing Line Lender, Cash Collateralize the Defaulting Lender’s Post-Reallocation Applicable Percentage of such Swing Line Loans on terms satisfactory to the Swing Line Lender and (y) Cash Collateralize such Defaulting Lender’s Post-Reallocation Applicable Percentage of such L/C-BA Obligations (after giving effect to any partial reallocation pursuant to clause (a) above) for so long as such L/C-BA Obligations are outstanding.

(c) If the Borrower Cash Collateralizes any portion of such Defaulting Lender’s Post-Reallocation Applicable Percentage of the L/C-BA Obligations pursuant to clause (b) above, the Borrower shall not be required to pay any fees to such Revolving Lender that is a Defaulting Lender pursuant to Section 2.03(h) with respect to such Defaulting Lender’s Post-Reallocation Applicable Percentage of such L/C-BA Obligations during the period such Defaulting Lender’s Post-Reallocation Applicable Percentage of such L/C-BA Obligations is Cash Collateralized.

(d) If the Applicable Percentage of the L/C-BA Obligations of the Revolving Lenders that are Non-Defaulting Lenders is reallocated pursuant to clause (a) above, then the fees payable to the Lenders pursuant to Section 2.03(h) shall be adjusted in accordance with such reallocation.

(e) If any portion of any Defaulting Lender’s Applicable Percentage of the L/C-BA Obligations is neither Cash Collateralized pursuant to Section 2.03 or Section 2.15 nor reallocated pursuant to clause (a) above, then, without prejudice to any rights or remedies of the L/C Issuer or any Lender hereunder, all Letter of Credit-BA Fees payable under Section 2.03(h) with respect to that portion of such Defaulting Lender’s Applicable Percentage of the L/C-BA Obligations not reallocated or Cash Collateralized shall be payable to the L/C Issuer until such portion of such Applicable Percentage of the L/C-BA Obligations is Cash Collateralized and/or reallocated.

(f) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of any Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 2.13 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, to Cash Collateralize the L/C Issuer or Swing Line Lender (as applicable) pursuant to Section 2.03 or 2.04; fourth, as Borrower may request (so long as no Default or Event of Default shall have occurred and be continuing), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and Borrower, to be held in a Deposit Account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuer’s risk with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.03(a)(iii)(F); sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default shall have occurred and be continuing, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or reimbursement obligations with respect to Letters of Credit in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and reimbursement obligations with respect to Letters of Credit owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or reimbursement obligations with respect to Letters of Credit owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans are held by the Lenders pro rata in accordance with the applicable Commitments without giving effect to Section 2.16(a). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to Section 2.03 or 2.04 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(g) In the event and on the date that each of the Administrative Agent and the Borrower and, solely in the case of any Defaulting Lender that is a Revolving Lender, the L/C Issuer and the Swing Line Lender agrees in writing that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held pro rata by the Lenders in accordance with the Revolving Commitments (without giving effect to Section 2.16(a)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(h) No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of any Lender that is not a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(i) So long as any Revolving Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Line Loans unless it is satisfied that it will have no fronting risk after giving effect to such Swing Line Loan and (ii) the L/C Issuer shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no fronting risk after giving effect thereto.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

3.01 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require any Loan Party, the Administrative Agent or any Security Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by the Loan Party, the Administrative Agent or such Security Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii) If a Loan Party, the Administrative Agent or any Security Agent shall be required by any applicable Laws to withhold or deduct any Taxes from any payment, then (A) such Loan Party, the Administrative Agent or such Security Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party, the Administrative Agent or such Security Agent, to the extent required by such Laws, shall timely pay the full amount so withheld or deducted by it to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01), the Administrative Agent, each Security Agent, each Lender (including the Swing Lender) or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Laws.

(c) Tax Indemnifications. (i) Without limiting the provisions of subsection (a) or (b) above, the Borrower shall, and does hereby, indemnify the Administrative Agent, each Security Agent, each Lender (including the Swing Line Lender) and the L/C Issuer, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) withheld or deducted by the Borrower, the Administrative Agent or any Security Agent or paid by the Administrative Agent, such Security Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The Borrower shall also, and does hereby, indemnify the Administrative Agent and each Security Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent or any Security Agent as required by clause (ii) of this subsection. A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer or a Security Agent, shall be conclusive absent manifest error.

(ii) Without limiting the provisions of subsection (a) or (b) above, each Lender and the L/C Issuer shall, and does hereby, indemnify the Borrower, the Administrative Agent and each Security Agent, and shall make payment in respect thereof within 10 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Borrower or the Administrative Agent) incurred by or asserted against the Borrower, the Administrative Agent or any Security Agent by any Governmental Authority as a result of the failure by such Lender or the L/C Issuer, as the case may be, to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender or the L/C Issuer, as the case may be, to the Borrower, the Administrative Agent or any Security Agent pursuant to subsection (e). Each Lender and the L/C Issuer hereby authorizes the Administrative Agent and each Security Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent or such Security Agent under this clause (ii). The agreements in this clause (ii) and Section 3.01(e) below shall survive the resignation and/or replacement of the Administrative Agent and any Security Agent, as the case may be, any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

(d) Evidence of Payments. Upon request by the Borrower, the Administrative Agent or any Security Agent, as the case may be, after any payment of Taxes by the Borrower, by the Administrative Agent or by such Security Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent and/or any Security Agent, or, as applicable, the Administrative Agent and/or such Security Agent shall deliver to the Borrower, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower,the Administrative Agent or such Security Agent, as the case may be.

(e) Status of Lenders; Tax Documentation. (i) Each Lender and the L/C Issuer shall deliver to the Borrower, the Administrative Agent and each Security Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Borrower, the Administrative Agent or any Security Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower, the Administrative Agent or such Security Agent, as the case may be, to determine (A) whether or not payments made by the Borrower hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrower pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdictions. In addition, any Lender and the L/C Issuer, if requested by the Borrower, the Administrative Agent or by any Security Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Borrower, the Administrative Agent or by any Security Agent as will enable the

Borrower or the Administrative Agent or such Security Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in this Section 3.01(e), the completion, execution and submission of such documentation shall not be required if in the Lender’s or L/C Issuer’s judgment such completion, execution or submission would subject such Lender or L/C Issuer to any material unreimbursed cost or expense (or, in the case of a Change in Law, any incremental material unreimbursed cost or expense) or would materially prejudice the legal or commercial position of such Lender or L/C Issuer.

(ii) Without limiting the generality of the foregoing, if the Borrower is resident for tax purposes in the United States,

(A) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by the Borrower on behalf of the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(B) each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower, the Administrative Agent and each Security Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the expiration of previously delivered forms or the request of the Borrower on behalf of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(I) executed originals of IRS Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(II) executed originals of IRS Form W-8ECI,

(III) executed originals of IRS Form W-8IMY and all required supporting documentation,

(IV) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) executed originals of IRS Form W-8BEN, or

(V) executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(iii) If a payment made to a Lender or L/C Issuer under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or L/C Issuer shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with its obligations under FATCA, to determine that such Lender or L/C Issuer has or has not complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.01(e)(iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iv) Each Lender shall promptly (A) notify the Borrower, the Administrative Agent and each Security Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Borrower, the Administrative Agent or any Security Agent make any withholding or deduction for taxes from amounts payable to such Lender.

(v) The Borrower shall promptly deliver to the Administrative Agent or any Lender, as the Administrative Agent or such Lender shall reasonably request, on or prior to the Closing Date, and in a timely fashion thereafter, such documents and forms required by any relevant taxing authorities under the Laws of any jurisdiction, duly executed and completed by the Borrower, as are required to be furnished by such Lender or the Administrative Agent under such Laws in connection with any payment by the Administrative Agent or any Lender of Taxes or Other Taxes, or otherwise in connection with the Loan Documents, with respect to such jurisdiction.

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent or any Security Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such

Lender or the L/C Issuer, as the case may be. If the Administrative Agent, any Security Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 3.01, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 3.01 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses and net of any loss or gain realized in the conversion of such funds from or to another currency incurred by the Administrative Agent, such Security Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Security Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Security Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Security Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Security Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

(g) Residency of Borrower. Borrower is not, nor will at any time during the term of the Agreement be, considered to be a resident of any jurisdiction other than The Netherlands for the purposes of any double taxation convention concluded by The Netherlands, for the purposes of the Tax Arrangement for the Kingdom (Belastingregeling voor het Koninkrijk) or for the purposes of the Tax Arrangement for the country of The Netherlands (Belastingregeling voor het land Nederland), or otherwise. The Loans, Letters of Credits, Bankers’ Acceptances or any other elements in relation to the Agreement, cannot, nor will at any time during the term of the Agreement, be attributable to a permanent establishment or permanent representative of Borrower outside the Netherlands.

(h) Dutch Income Tax Act 2001. Notwithstanding any other provision of this Agreement, the Borrower agrees to pay (within three Business Days of demand by Administrative Agent) to a Lender an amount equal to the loss, liability or costs which that Lender determines will be or has been (directly or indirectly) suffered for on account of Dutch corporate income tax by that Lender in respect of this Agreement or another Loan Document if and to the extent such Dutch corporate income tax becomes due as a result of that Lender having a substantial interest (aanmerkelijk belang) in Borrower as described in the Dutch Income Tax Act 2001 (Wet inkomstenbelasting 2001).

3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans (whether denominated in Dollars or an Alternative Currency), or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue

Eurocurrency Rate Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Loans in Dollars, to convert Loans that are Base Rate Revolving Loans to Eurocurrency Rate Loans, shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all such Eurocurrency Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof that (a) deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurocurrency Rate Loan for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars or an Alternative Currency), or (c) the Eurocurrency Rate Loan for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in Dollars in the amount specified therein.

3.04 Increased Costs.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (including the Swing Line Lender) (except any reserve requirement reflected in the Eurocurrency Rate) or the L/C Issuer;

(ii) subject the Administrative Agent, any Lender (including the Swing Line Lender) or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurocurrency Rate Loan made by it, or change the basis of taxation of payments to the Administrative Agent, such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

(iii) impose on any Lender (including the Swing Line Lender) or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to the Administrative Agent, such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit or Bankers’ Acceptance (or of maintaining its obligation to participate in or to issue any Letter of Credit or Bankers’ Acceptance), or to reduce the amount of any sum received or receivable by the Administrative Agent, such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of the Administrative Agent, such Lender or the L/C Issuer, the Borrower will pay to the Administrative Agent, such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate the Administrative Agent, such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b) Liquidity and Capital Requirements. If any Lender (including the Swing Line Lender) or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding liquidity or capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender (including the Swing Line Lender) or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender (including the Swing Line Lender) or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e) Additional Reserve Requirements. The Borrower shall pay to each Lender, as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan; provided that the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional costs from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional costs shall be due and payable 10 days from receipt of such notice.

3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

(c) any failure by the Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or

(d) any assignment of a Eurocurrency Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;

including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Fixed Base Rate used in determining the Eurocurrency Rate or CDOR Rate, as applicable, for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.

3.06 Mitigation Obligations; Replacement of Lenders..

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the sole judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower may replace such Lender in accordance with Section 10.13.

3.07 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.

ARTICLE IV

CONDITIONS PRECEDENT TO CLOSING AND CREDIT EXTENSIONS

4.01 Conditions Precedent to the Closing Date. The effectiveness of this Agreement and the agreement of each Lender and L/C Issuer to make the Credit Extensions requested to be made on the Closing Date is subject to the satisfaction of, or waiver in accordance with Section 10.01, prior to or concurrently with the making of such Credit Extensions on the Closing Date of the following conditions precedent (unless characterized as post-closing obligations pursuant to Section 6.17 and set forth on Schedule 6.17):

(a) The Administrative Agent’s receipt of executed counterparts of this Agreement and each Guaranty, each of which shall be originals or telecopies or .pdf format files (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party and each dated the Closing Date and each in form and substance satisfactory to the Administrative Agent and each of the Lenders;

(b) The Administrative Agent’s receipt of each of the agreements, documents, instruments and other items set forth on the closing checklist attached hereto as Schedule 4.01

(the “Closing Checklist”), each of which shall be originals or telecopies or .pdf format files (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party as applicable, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and the Arranger.

(c) Any fees required to be paid on or before the Closing Date shall have been paid, including fees payable pursuant to Section 2.09.

(d) The Borrower shall have paid all fees, charges and disbursements of counsel to the Agents (directly to such counsel if requested by the Agents) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Agents), including title premiums, survey charges and recording taxes or fees.

(e) Each Loan Party shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by the Loan Documents and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to the Administrative Agent and Arranger. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Loan Documents or the financing thereof and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

(f) At least 10 days prior to the Closing Date (or such shorter period agreed to by the Lenders), the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”).

(g) Borrower shall have been assigned a corporate family rating from Moody’s, a corporate credit rating from S&P and the Loans shall have been assigned a credit rating from each of Moody’s and S&P.

(h) The Arranger shall have received evidence satisfactory to the Arranger that the pricing for the initial public offering of the Equity Interest in Holdings has occurred.

(i) The Arranger shall have received a certificate of a Responsible Officer of Borrower, attaching and certifying that (A) attached thereto are true and correct copies of (i) the Share Purchase Agreement, dated March 20, 2014, by and between Holdings and Samsung Electronics and (ii) the Share Purchase Agreement, dated March 20, 2014, by and between Holdings and Samsung Fine Chemicals, and (B) no breach or default has occurred under any of such agreements and that each such agreement is in full force and effect and has not been terminated.

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02 Conditions to all Credit Extensions. The obligation of L/C Issuer and of each Lender to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent:

(a) The representations and warranties of (i) the Borrower contained in Article V and (ii) each Loan Party contained in each other Loan Document, shall be true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

(b) No Default shall exist, or would result from such proposed Credit Extension or the application of the proceeds thereof.

(c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d) In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency.

Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied (or waived in accordance with Section 10.01) on and as of the date of the applicable Credit Extension.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Holdings and the Borrower each represents and warrants to the Administrative Agent and the Lenders that:

5.01 Existence, Qualification and Power. Each Loan Party and each Subsidiary thereof (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), and in respect of Subsidiaries that are not Loan Parties, to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the enforcement against any Loan Party of this Agreement or any other Loan Document, except (i) the filings referred to in Section 5.20 or otherwise required in order to perfect, record or maintain the security interests granted under the Security Documents and (ii) those that, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect.

5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

5.05 Financial Statements; No Material Adverse Effect

.

(a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of Holdings, the Borrower and their Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of Holdings, the Borrower and their Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

(b) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

5.06 Litigation. There are no actions, suits, investigations, proceedings, claims or disputes pending or, to the knowledge of Holdings and the Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings, the Borrower or any of their Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) either individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

5.07 No Default. Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08 Ownership of Property; Liens.

(a) Each of Holdings, the Borrower and each Subsidiary has good record and indefeasible title in fee simple to, or valid leasehold interests in, all material real property necessary or used in the ordinary conduct of its business, except for such defects in title as would not, individually or in the aggregate, (i) interfere with the ability of Holdings, the Borrower or any Subsidiary, as applicable, to conduct its business as currently conducted or to utilize such real property and assets for their intended purposes or (ii) materially detract from the value of the real property. The property of Holdings, the Borrower and their Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01. The real property of Holdings, the Borrower and their Subsidiaries, taken as a whole, is in good operating order, condition and repair (ordinary wear and tear excepted).

(b) Each of Holdings, the Borrower and each Subsidiary has complied with all material obligations under all material leases of real property to which it is a party, and all such material leases are in full force and effect. Each of Holdings, the Borrower and each Subsidiary enjoys peaceful and undisturbed possession under all such material leases to which it is a party.

(c) As of the Closing Date, neither Holdings nor the Borrower has received any written notice of any pending, nor does either Holdings or the Borrower have actual knowledge of any contemplated, condemnation proceeding affecting the Mortgaged Properties or any sale or Disposition thereof in lieu of condemnation.

(d) The Mortgaged Property of Holdings, the Borrower and the Subsidiaries is zoned in all material respects to permit the uses for which such property is currently being used. The present uses of such Mortgaged Property and the current operations of Holdings’, the Borrower’s and each Subsidiaries’ business are not in material violation in any material respect of any provision of any applicable building codes, subdivision regulations, fire regulations, health regulations or building and zoning by-laws, the violation of which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(e) As of the Closing Date, none of Holdings, the Borrower or any of their Subsidiaries is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise Dispose of any Mortgaged Property or any interest therein. No claim has been made and remains outstanding that any of Holdings’ or the Borrower’s or any Subsidiary’s use of any of its property does or may violate the rights of any third party that, individually or in the aggregate, has had, or would reasonably be expected to result in, a Material Adverse Effect.

5.09 Environmental Compliance.

(a) Holdings, the Borrower and their Subsidiaries conduct in the ordinary course of business a review of the effect of any Environmental Laws, Environmental Liabilities and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower and its Subsidiaries have reasonably concluded that such Environmental Laws, Environmental Liabilities and claims would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each of Holdings, the Borrower and their Subsidiaries are in compliance with all Environmental Laws and possess all permits required for its operations pursuant to any Environmental Law, and (ii) none of Holdings, the Borrower or Subsidiaries are (A) conducting or funding any investigation, remediation, remedial action or cleanup of any Hazardous Materials or (B) subject to any pending, or to the knowledge of Holdings and the Borrower, threatened actions, suits, investigations, proceedings, claims or disputes alleging that the Borrower or any of the Subsidiaries is in violation of any Environmental Law or has any Environmental Liability.

5.10 Insurance. The properties of Holdings, the Borrower and the Subsidiaries are insured (i) with financially sound and reputable insurance companies that are not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Holdings, the Borrower or the applicable Subsidiary operates or (ii) through a captive insurance company permitted by Section 6.07.

5.11 Taxes. Holdings, the Borrower and Subsidiaries have filed all national, United States federal, provincial, state and other material tax returns and reports required to be filed, and have paid all national, United States federal, provincial, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. To the knowledge of Holdings and the Borrower, there is no proposed tax assessment against Holdings, the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement other than the Tax Matters Agreement referenced in clause (vii) of the definition of Holdings Agreements.

5.12 ERISA Compliance; Foreign Benefit Plans.

(a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of Holdings and the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Holdings and the Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 or 430 of the Code or Section 302 or 303 of ERISA, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code or Section 302 of ERISA has been made with respect to any Plan.

(b) There are no pending or, to the best knowledge of Holdings and the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c) Except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect: (i) no ERISA Event has occurred or is reasonably expected to occur; (ii) no Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

(d) With respect to each Foreign Pension Plan and except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect, (i) no Foreign Benefit Event has occurred or is reasonably expected to occur; (ii) none of Holdings, the Borrower, Subsidiaries or any of their respective directors, officers, employees or agents has engaged in a transaction which would subject Holdings, the Borrower or any of the Subsidiaries, directly or indirectly, to any tax or civil liability, Lien or penalty, (iii) all pension contributions (including employer and employee contributions) required by applicable Law, by the terms of such Foreign Pension Plan or by any other instrument to have been made by Holdings, the Borrower or Subsidiaries have been timely made by Holdings, the Borrower or Subsidiaries on or before the due date thereof, and (iv) (A) reserves have been established in the financial statements of Holdings, the Borrower and Subsidiaries furnished to the Administrative Agent and Lenders in respect of any and all unfunded liabilities (and other financial obligations which have not yet been fulfilled) of Holdings, the Borrower and Subsidiaries in accordance with applicable Law or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained and (B) Holdings, the Borrower and Subsidiaries have no liabilities or financial obligations other than those for which such reserves have been established. The present value of the aggregate accumulated benefit liabilities of each Foreign Pension Plans (based on those assumptions used to fund such Foreign Pension Plan) did not, as of the last valuation date applicable thereto, exceed the fair market value of the assets of such Foreign Pension Plan in an amount that could reasonably be expected to result in a Material Adverse Effect.

5.13 Subsidiaries; Equity Interests.

(a) As of the Closing Date, Holdings and the Borrower have no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by a Loan Party (or by such other Subsidiary as indicated on such schedule) in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens other than Liens permitted by Section 7.01(c), 7.01(h), 7.01(q), or 7.01(r). As of the Closing Date, neither Holdings nor the Borrower has any material equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13. All of the outstanding Equity Interests in Holdings and the Borrower have been validly issued and are fully paid and nonassessable.

(b) As of the Closing Date, (i) no Subsidiary is an Immaterial Subsidiary other than MEMC Electronic Materials GmbH, an entity organized under the Laws of Germany, MEMC Electronic Materials France SarL, an entity organized under the Laws of France, and MEMC Electronic Materials Sales Sdn. Bhd., an entity organized under the Laws of Malaysia and (ii) no Subsidiary is an Exempt Entity by reason of clause (b) of the definition of “Exempt Entity”.

5.14 Margin Regulations; Investment Company Act.

(a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of any Borrowing or any drawing under any Letter of Credit will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, in violation of any of the provisions of Regulation T, U or X of the FRB or any other regulation thereof or to violate the Securities Exchange Act of 1934.

(b) None of Holdings or the Borrower, any Person Controlling Holdings, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940 or a “principal underwriter” of a “registered investment company” (as such terms are defined in the Investment Company Act of 1940).

5.15 Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other written information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Holdings and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time, it being recognized by the Administrative Agent and the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

5.16 Compliance with Laws. Each Loan Party and each Subsidiary thereof is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.17 Intellectual Property; Licenses, Etc. Holdings and the Borrower and their Subsidiaries own and have retained all rights to, or otherwise possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, Internet domain names and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses as currently conducted, without conflict with the rights of any other Person, except for conflicts that would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, by the Borrower or any Subsidiary infringes upon any rights held by any other Person, except as would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of Holdings and the Borrower, threatened, which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.18 Intellectual Property of MEMC Italy The IP Rights owned or possessed by MEMC Italy as of the Closing Date are not material to the business of Holdings, the Borrower and their Subsidiaries.

5.19 Solvency. Each Loan Party is, individually and together with its Subsidiaries on a consolidated basis, Solvent.

5.20 Security Documents. Upon the execution and delivery thereof by each Loan Party that is party thereto and until terminated in accordance with the terms thereof, each of the Security Documents creates, as security for the Obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto from time to time (except to the extent any actions required to perfect such Lien are not required pursuant to the terms of the Security Documents) in favor of the Administrative Agent and the Security Agents, as the case may be, for the benefit of the Secured Parties referred to in the Security Documents (or, with respect to the Security Documents governed by Dutch law, by the laws of Japan and by the laws of Korea, for the benefit of the Administrative Agent in its own capacity), superior to and prior to the rights of all third Persons and subject to no other Liens (other than Liens permitted by Section 7.01 which would not have priority over the Liens securing the Obligations other than by operation of Law and except for Liens to the extent permitted by Section 7.01(b)); provided that all filings and recordations required hereby (including by Section 4.01 and Section 6.17) and by the Security Documents are properly filed and recorded. Other than filings or recordings not required to be made pursuant to the terms of any Security Document, no filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made, or for which satisfactory arrangements have been made, upon or prior to the execution and delivery thereof (as reasonably determined by the Administrative Agent and the Security Agents, as the case may be) or pursuant to Section 6.17 and Schedule 6.17 after the execution and delivery thereof. All recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable legal requirements or other laws applicable to the property encumbered by the Security Documents in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement thereof have been paid.

5.21 PATRIOT Act, etc. To the extent applicable, each Loan Party and its Subsidiaries are in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended), including the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) and any other enabling legislation or executive order relating thereto, and (ii) the PATRIOT Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. In addition, Holdings, the Borrower and each of the Subsidiaries is and will remain in compliance in all material respects with all (i) Dutch economic sanction laws and regulations and all applicable Dutch anti-money laundering and Dutch counter-terrorism laws, including the law for the prevention of money laundering and terrorist financing (Wet ter voorkoming van witwassen en financieren van terrorisme) and (ii) all Singapore economic sanction laws, regulations and guidelines and all applicable Singapore anti-money laundering and Singapore counter-terrorism laws, regulations and guidelines, including the Corruption, Drug Trafficking and Other Serious Crimes (Confiscation of Benefits) Act, Chapter 65A of Singapore, the Moneylenders Act, Chapter 188 of Singapore, the Terrorism (Suppression of Financing Act), Chapter 325 of Singapore, and any applicable regulations or guidelines promulgated by the Monetary Authority of Singapore, in each case to the extent applicable to it.

5.22 Centre of Main Interest and Establishments. For the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the “COMI Regulation”), (a) each Loan Party incorporated under Dutch law has its “centre of main interest” (as that term is used in Article 3(1) of the COMI Regulation) situated in The Netherlands and it has no “establishment” (as that term is used in Article 2(h) of the COMI Regulation) in any other jurisdiction and (b) each Loan Party incorporated under Italian law has its “centre of main interest” (as that term is used in Article 3(1) of the COMI Regulation) situated in Italy and it has no “establishment” (as that term is used in Article 2(h) of the COMI Regulation) in any other jurisdiction.

ARTICLE VI

AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit or Bankers’ Acceptance shall remain outstanding (other than Letters of Credit and Bankers’ Acceptances as to which other arrangements satisfactory to the L/C Issuer shall have been made (which arrangements may include, in the L/C Issuer’s discretion, Cash Collateral or backstop letters of credit satisfactory to the L/C Issuer in an amount equal to 102.5% of the then Outstanding Amount of all L/C-BA Obligations)), Holdings and the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each Subsidiary to:

6.01 Financial Statements. Deliver to the Administrative Agent:

(a) as soon as available, but in any event within 90 days after the end of each fiscal year of Holdings (commencing with the fiscal year ending December 31, 2014), a consolidated balance sheet of Holdings, the Borrower and their Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings (commencing with the fiscal quarter ending March 31, 2014), a consolidated balance sheet of Holdings, the Borrower and their Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of Holdings’ fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of the Holdings’ fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of Holdings as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of Holdings, the Borrower and their Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

(c) as soon as available, but in any event not later than 60 days following the commencement of each fiscal year of Holdings, a consolidated budget as customarily prepared by management for its internal use, setting forth the forecasted balance sheet, income statement, operating cash flows and Capital Expenditures of Holdings, the Borrower and their Subsidiaries for the period covered thereby.

6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

(a) [reserved];

(b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ending March 31, 2014), a duly completed Compliance Certificate signed by the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of the Borrower;

(c) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Holdings’ or the Borrower by independent accountants in connection with the accounts or books of Holdings, the Borrower or any Subsidiary, or any audit of any of them;

(d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(e) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

(f) promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or other material inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;

(g) concurrently with the delivery of the financial statements referred to in Section 6.01(a) and (b), a list of all Subsidiaries of Holdings and the Borrower;

(h) promptly, and in any event within five Business Days after receipt thereof, at least once each fiscal quarter (or more frequently as the Administrative Agent or any Security Agent may request), acknowledge and consent in writing to the list of Lenders furnished by the Administrative Agent or such Security Agent to the Borrower, which list may be incorporated in the Security Documents (including the Italian Security Documents) requiring a periodic update of a list of Lenders;

(i) promptly upon the furnishing thereof to IP SPV, a copy of each Periodic IP Report (as defined in the Exclusive License Agreement) delivered pursuant to the Exclusive License Agreement; and

(j) promptly, such additional information regarding the business, financial or corporate affairs of Holdings, the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which Holdings posts such documents, or provides a link thereto on Holdings’ website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on Holdings’ behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (A Holdings shall deliver paper copies of such documents to the Administrative Agent on behalf of any Lender that requests delivery of such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) Holdings shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Each of Holdings and the Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of Holdings or the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to Holdings or the Borrower or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each of Holdings and the Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly identified or designated as such, which may include adding the word “PUBLIC” prominently on the first page thereof; (x) by marking or otherwise identifying Borrower Materials “PUBLIC,” Holdings and the Borrower shall be deemed to have authorized the Administrative Agent, the Arranger, the L/C Issuer and the Lenders to treat the Borrower Materials as not containing any material non-public information with respect to Holdings or the Borrower or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” or otherwise identified or designated as suitable for distribution to Public Lenders as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

6.03 Notices. Promptly, and in any event within five (5) Business Days thereof, notify the Administrative Agent:

(a) when Holdings, the Borrower or any Subsidiary has any knowledge of the occurrence of any Default;

(b) when a Responsible Officer of Holdings or the Borrower has knowledge of any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect, including (to the extent such matter has resulted or would reasonably be expected to result in a Material Adverse Effect) (i) breach or non-performance of, or any default under, a material Contractual Obligation of Holdings, the Borrower or any Subsidiary; (ii) any material dispute, litigation, investigation or proceeding between Holdings, the Borrower or any Subsidiary and any Governmental Authority; (iii) the commencement of, or any material development in, any material litigation or proceeding affecting Holdings, the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws or related to any Environmental Liabilities; or (iv) any significant adverse change in Holdings, the Borrower’s or any Subsidiary’s relationship with, or any significant event or circumstance which is in the Borrower’s reasonable judgment likely to adversely affect Holdings, the Borrower’s or any Subsidiary’s relationship with, (A) any customer (or related group of customers) representing more than 10% of Holdings’ consolidated revenues during its most recent fiscal year, or (B) any supplier which is material to the operations of Holdings, the Borrower and their Subsidiaries considered as an entirety;

(c) when a Responsible Officer of Holdings or the Borrower has knowledge of the occurrence of any ERISA Event or Foreign Benefit Event;

(d) of material Dispositions of property or incurrence of material Indebtedness, in each case other than in the ordinary course of business; and

(e) of any material change in accounting policies or financial reporting practices by Holdings, the Borrower or any Subsidiary.

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of Holdings and the Borrower setting forth details of the occurrence referred to therein and stating what action Holdings and the Borrower have taken and propose to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Holdings, the Borrower or such Subsidiary; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and , as applicable, good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05, except, in the case of Subsidiaries, to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks and service marks to the extent legally able to be preserved, the non-preservation of which would reasonably be expected to have a Material Adverse Effect.

6.06 Maintenance of Properties. (a) (i) Maintain, preserve and protect all of its material properties (other than IP Rights) and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; (ii) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; and (iii) use a standard of care no lower than that typical in the industry in the operation and maintenance of its facilities, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect and (b) maintain, preserve and protect all of its IP Rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, except for conflicts that would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.07 Maintenance of Insurance. Maintain with (a) financially sound and reputable insurance companies that are not Affiliates of Holdings or the Borrower or (b) any captive insurance company reasonably satisfactory to the Administrative Agent, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, and Holdings and the Borrower will use commercially reasonable efforts to cause the applicable insurance policies of each Loan Party to provide for not less than 10 days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance.

6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (ii) the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

6.09 Compliance with Environmental Laws. Without limiting Section 6.08:

(a) comply with all Environmental Laws applicable to the ownership, lease or use of all real property now or hereafter owned, leased or operated by Holdings, the Borrower or any of their Subsidiaries, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect, and promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance or related to any Environmental Liabilities, except to the extent that such compliance with Environmental Laws or Environmental Liabilities are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP;

(b) keep or cause to be kept all such real property free and clear of any Liens imposed pursuant to such Environmental Laws which are not permitted under Section 7.01;

(c) neither generate, use, treat, store, release nor dispose of, nor permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any real property now or hereafter owned, leased or operated by Holdings, the Borrower or any of their Subsidiaries, nor transport or permit the transportation of Hazardous Materials to or from any such real property other than in compliance with applicable Environmental Laws and in the ordinary course of business in a manner not reasonably expected to result in any Environmental Liabilities, except for such noncompliance as would not have, and which would not be reasonably expected to have, a Material Adverse Effect; and

(d) if required to do so under any applicable order of any Governmental Authority or pursuant to any Environmental Law, undertake any clean up, removal, remedial or other action necessary to remove and clean up any Hazardous Materials from any real property owned, leased or operated by Holdings, the Borrower or any of their Subsidiaries in accordance with, in all material respects, the requirements of all applicable Environmental Laws and in accordance with, in all material respects, such orders of all Governmental Authorities, except to the extent that Holdings, the Borrower or such Subsidiary is contesting such order in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP.

6.10 Books and Records. Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP (or an accounting system that can be readily converted to GAAP) consistently applied shall be made of all financial transactions and matters involving the assets and business of Holdings, the Borrower or such Subsidiary, as the case may be.

6.11 Inspection Rights. As to Loan Parties only, permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, that, so long as no Event of Default exists, the Borrower shall not be required to reimburse the Administrative Agent or any Lender for more than one such visit per fiscal year of Holdings; and provided, further that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. Without limiting the generality of this Section 6.11, it is understood and agreed that a financial advisor to the Administrative Agent is a representative or an independent contractor of the Administrative Agent for all purposes of this Section 6.11. Notwithstanding anything to the contrary in this Section 6.11, neither Holdings, the Borrower nor any of their Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or nonfinancial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their representatives or independent contractors) is prohibited by any Law or any binding Contractual Obligation (not entered into in contemplation of this provision) or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product, provided that in the event that Holdings, the Borrower or any of their Subsidiaries do not provide information in reliance on the exclusions in this sentence, Holdings, the Borrower or any of such Subsidiaries shall provide notice to the Administrative Agent promptly upon obtaining knowledge that such information or other matter is being withheld and Holdings, the Borrower or any of such Subsidiaries shall use their commercially reasonable efforts to communicate the applicable information or other matter in a way that would not violate such restrictions or prohibitions and to eliminate such restrictions or prohibitions).

6.12 Use of Proceeds. Use the proceeds of (i) the Term Loans (A) to refinance all of the indebtedness outstanding under the Existing MEMC Japan Loans, (B) to pay the fees and expenses incurred in connection with this Agreement and fees and expenses in connection with the closing of the transactions contemplated hereunder, (C) together with the proceeds received by Holdings from the issuance of Equity Interests therein to the Samsung Purchasers and in an initial public offering thereof, to repay in its entirety amounts outstanding under loans owed by Holdings to SunEdison and SunEdison International, (D) to fund loans to MEMC Italy on the Closing Date pursuant to the Borrower / MEMC Italy Term Loan Agreement and (E) for other general corporate purposes not in contravention of any Law or of any Loan Document, and (ii) the Revolving Loans (and Swing Line Loans) (A) for issuance of letters of credit and (B) for other general corporate purposes not in contravention of any Law or of any Loan Document, including working capital, Capital Expenditures and Permitted Acquisitions, and other lawful corporate purposes.

6.13 Additional Subsidiary Guarantors and Grantors. Except in the event such Person is an Exempt Entity, notify the Administrative Agent at the time that any Person becomes a Subsidiary (the “New Subsidiary”), and within 45 days thereafter (unless such time is extended by up to 90 additional days by the Administrative Agent in its sole discretion):

(a) if the New Subsidiary is not an Exempt Entity, cause such New Subsidiary to (i) become a Guarantor by executing and delivering to the Administrative Agent and the Security

Agents, as the case may be, as requested by the Administrative Agent or such Security Agent, either a Guaranty or a Guaranty Joinder Agreement (or such other document as the Administrative Agent or such Security Agent, as applicable, shall reasonably deem appropriate for the purpose of joining such New Subsidiary to the Guaranty); (ii) become a party to the Security Documents by executing and delivering to the Administrative Agent and the Security Agent, as the case may be, Security Documents requested by the Administrative Agent and/or such Security Agent or a Security Documents Joinder (or such other document as the Administrative Agent and/or such Security Agent shall reasonably deem appropriate for the purpose of joining such New Subsidiary to the Security Documents), (iii) execute and deliver Mortgages with respect to real property owned by such New Subsidiary (as and to the extent required pursuant to Section 6.14(b)), and such other Security Documents as the Administrative Agent or such Security Agent, as applicable, may request; and (iv) take such actions necessary or advisable to grant to the Administrative Agent and the Security Agents, as the case may be, for the benefit of the Secured Parties a perfected first priority security interest in such real property (as and to the extent required pursuant to Section 6.14(b)) and the Collateral described in the Pledge and Security Agreement (US) and any other Security Document with respect to such New Subsidiary, including the filing of Mortgages, UCC financing statements, filings related to IP Rights, and such other filings in such jurisdictions as may be required by such Mortgage, the Pledge and Security Agreement (US) or other Security Document, by Law or as may be requested by the Administrative Agent and/or such Security Agent;

(b) if any one or more Subsidiaries that own any Equity Interest in such New Subsidiary shall at such time not constitute an Exempt Entity under clause (b) or clause (c) of the definition of the definition of the term “Exempt Entity” and is not at such time a Guarantor, cause each such Subsidiary to (i) become a Guarantor by executing and delivering to the Administrative Agent and the Security Agents, as the case may be, as requested by the Administrative Agent and/or such Security Agent, either a Guaranty Joinder Agreement (or such other document as the Administrative Agent and/or such Security Agent shall reasonably deem appropriate for the purpose of joining such Subsidiary to the Guaranty); (ii) become a party to the Security Documents by executing and delivering to the Administrative Agent and the Security Agents, as the case may be, Security Documents requested by the Administrative Agent and/or such Security Agent or a Security Documents Joinder (or such other document as the Administrative Agent and/or such Security Agent shall reasonably deem appropriate for the purpose of joining such Subsidiary to the Security Documents); (iii) execute and deliver Mortgages with respect to real property owned by such Subsidiary (as and to the extent required pursuant to Section 6.14(b)), and such other Security Documents as the Administrative Agent and/or such Security Agent may request, and (iv) take such actions necessary or advisable to grant to the Administrative Agent and the Security Agents, as the case may be, for the benefit of the Secured Parties a perfected first priority security interest in such real property (as and to the extent required pursuant to Section 6.14(b)), and the Collateral described in the Pledge and Security Agreement (US) and any other Security Document with respect to such Subsidiary, including the filing of Mortgages, UCC financing statements, filings related to IP Rights, and such other filings in such jurisdictions as may be required by such Mortgage, the Pledge and Security Agreement (US) or other Security Document, by Law or as may be requested by the Administrative Agent and/or such Security Agent;

(c) if any Equity Interests of the New Subsidiary are owned by the Borrower or any Guarantor that is at such time a party to the Security Documents, cause the Borrower or such Guarantor to provide supplements, schedules and updates to the Security Documents to cause such Equity Interests to be pledged, or confirm the pledge thereof, in accordance with the terms of the Security Documents, and to deliver such filings, certificates, stock powers and other documents, all as are reasonably necessary or desirable to perfect the Lien of the Administrative Agent and the Security Agents, as the case may be, for the benefit of the Secured Parties in such Equity Interests; and

(d) in connection with the execution and delivery of any documents required by clauses (a) through (c) above, unless specifically covered by a prior delivery or waived by the Administrative Agent in its reasonable discretion, the New Subsidiary and each other applicable Person shall deliver to the Administrative Agent documents of the types referred to in the Closing Checklist (other than items I(B) and X(G) of the Closing Checklist) including, if requested by the Administrative Agent and/or any Security Agent, as applicable, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (a) through (c) above), all in form, content and scope reasonably satisfactory to the Administrative Agent and such Security Agent.

Notwithstanding anything in this Section 6.13 to the contrary, any Subsidiary that Guarantees any Indebtedness permitted pursuant to Section 7.03(h) shall also Guarantee the Obligations pursuant to the terms of this Agreement and the other Loan Documents.

6.14 Additional Collateral. (a) With respect to any property acquired after the Closing Date by any Loan Party (other than (1) any property described in paragraph (b) of this Section 6.14 and (2) any property excluded from the obligation to be made subject to a Lien pursuant to the Security Documents) as to which the Administrative Agent and the Security Agents, as the case may be, for the benefit of the Secured Parties, does not have a perfected first priority Lien, promptly (i) execute and deliver to the Administrative Agent and the Security Agents, as the case may be, such amendments to the Security Documents or such other documents as the Administrative Agent and/or such Security Agent reasonably deems necessary or advisable to grant to the Administrative Agent and the Security Agents, as the case may be, for the benefit of the Secured Parties, a security interest in such property and (ii) take all actions reasonably necessary or advisable to grant to the Administrative Agent and the Security Agents, as the case may be, for the benefit of the Secured Parties, a perfected first priority security interest in such property (subject to Liens permitted under Section 7.01), including the filing of filings with respect to IP Rights, UCC financing statements, and other filings and in such jurisdictions as may be required by the Pledge and Security Agreement (US), other Security Documents or by law or as may be requested by the Administrative Agent and/or a Security Agent.

(b) With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $5,000,000 acquired after the Closing Date by any Loan Party (or owned by any Person at the time it becomes a Loan Party), within 60 days after the date of acquisition of such real property or the date such Person becomes a Loan Party, unless a longer period is granted by Administrative Agent in its sole discretion, (i) execute and deliver a

Mortgage, in favor of the Administrative Agent for the benefit of the Secured Parties, covering such real property, (ii) deliver to the Administrative Agent all applicable information, documentation and certifications described in Annex B of the Closing Checklist with respect to such real property, and (iii) deliver to the Administrative Agent a certificate of a Responsible Officer of Borrower, affirming the representations contained in Section 5.08 with respect to such real property, except that all references to the “Closing Date” contained in Section 5.08 shall instead be construed to refer to the date of delivery of such certificate.

6.15 Material Contracts. Perform and observe all the terms and provisions of each contract containing material Contractual Obligations, the Exclusive License Agreement, the Non-Exclusive License Agreement, the Escrow / Assignment Agreements and each Holdings Agreement (each a “Material Contract”) to be performed or observed by it, maintain each such Material Contract in full force and effect, and enforce each such Material Contract in accordance with its terms, and cause each of the Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

6.16 Further Assurances. Promptly upon request by the Administrative Agent or any Security Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, any Security Agent or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable Law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Security Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Security Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

6.17 Post-Closing Matters. The Borrower shall, and shall cause each other Loan Party to, comply with the requirements set forth on Schedule 6.17 within the time periods set forth therein (as any such period may be extended by the Administrative Agent in its sole discretion).

6.18 Lenders Meetings. The Borrower will, upon the request of Administrative Agent or Required Lenders, participate in a meeting of the Administrative Agent and Lenders once during each fiscal year to be held at the Borrower’s corporate offices (or at such other location as may be agreed to by the Borrower and Administrative Agent) at such time as may be agreed to by Borrower and Administrative Agent.

6.19 Maintenance of Ratings. At all times, Borrower shall use commercially reasonable efforts to maintain (i) a public corporate family rating issued by Moody’s and a public corporate credit rating issued by S&P and (ii) a public credit rating from each of Moody’s and S&P with respect to the Loans.

6.20 Identification of Security Agents. Borrower shall use commercially reasonable efforts to cause a financial institution (or financial institutions) to become the Taiwan Security Agent and the Italian Security Agent.

6.21 Manager’s Certificate. Borrower shall deliver a manager’s certificate on May 29, 2014, in form and substance reasonably acceptable to the Administrative Agent and certifying that all transactions set forth on a schedule thereto relating to certain transactions contemplated to occur on or about the Closing Date have occurred.

ARTICLE VII

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit or Bankers’ Acceptance shall remain outstanding (other than Letters of Credit and Bankers’ Acceptances as to which other arrangements satisfactory to the L/C Issuer shall have been made (which arrangements may include, in the L/C Issuer’s discretion, Cash Collateral or backstop letters of credit satisfactory to the L/C Issuer in an amount equal to 102.5% of the then Outstanding Amount of all L/C-BA Obligations)), Holdings and the Borrower shall not, nor shall they permit any Subsidiary to, directly or indirectly:

7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) Liens pursuant to any Loan Document;

(b) Liens existing on the Closing Date (x) listed on Schedule 7.01 or (y) that do not secure or benefit obligations in excess of $250,000 individually or $5,000,000 in the aggregate, and any renewals or extensions of any of the foregoing, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except, in the case of Liens listed on Schedule 7.01, as contemplated by Section 7.03(b), (iii) the direct or any contingent obligor with respect thereto is not changed other than in connection with a transaction permitted by Section 7.04, and (iv) in the case of Liens listed on Schedule 7.01, any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b);

(c) Liens for taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business, which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of Holdings, the Borrower or any Subsidiary, and which are (i) not overdue for a period of more than 30 days after Holdings, the Borrower or any Subsidiary obtained actual knowledge of such Lien or (ii) being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(e) Liens (including pledges or deposits) to secure the performance of statutory obligations, insurance (including unemployment insurance), surety or appeal bonds, workers compensation obligations, performance bonds or other obligations of a like nature incurred in the ordinary course of business, (including Liens to secure letters of credit issued to assure payment of such obligations);

(f) deposits to secure the performance of bids, trade contracts and leases (in each case not constituting Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, either individually or in the aggregate, would not reasonably be expected to (i) have a Material Adverse Effect, (ii) cause a substantial and prolonged interruption or disruption of the business activities of Holdings, the Borrower and their Subsidiaries, considered as an entirety, as currently conducted or (iii) materially detract from the value of any material real property;

(h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

(i) leases or subleases granted to others not interfering in any material respect with the business of Holdings, the Borrower and their Subsidiaries, taken as a whole, and any interest or title of a lessor under any lease not in violation of this Agreement;

(j) Liens arising from the rights of lessors under leases (including sale and leaseback transactions and financing statements regarding property subject to lease) not in violation of the requirements of this Agreement, provided that such Liens are only in respect of the property subject to, and secure only, the respective lease (and any other lease with the same or an affiliated lessor);

(k) rights of setoff imposed by Law upon deposit of cash or securities in favor of banks, securities intermediaries, commodities intermediaries, brokers or dealers incurred in the ordinary course of business and accounts maintained with such banks, securities intermediaries, commodities intermediaries, brokers or dealers and the cash or securities in such accounts (and in the case of deposits of cash or securities maintained at accounts held with banks in the Netherlands, security interests or set-off arrangements in respect of fees and costs directly related to administering the accounts which arise from the general banking conditions (algemene bankvoorwaarden));

(l) Liens securing Indebtedness permitted under Section 7.03(f); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

(m) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a Subsidiary of the Borrower in a transaction permitted hereby; provided that (i) such Liens were not created in contemplation of such merger, consolidation or Investment and (ii) no such Liens extend to any assets other than those of the Person merged into or consolidated with the Borrower or such Subsidiary or acquired by the Borrower or such Subsidiary;

(n) any Lien securing Indebtedness of Subsidiaries that are not Loan Parties permitted by Section 7.03(g)(ii) so long as the aggregate outstanding principal amount of such Indebtedness secured by such Liens for all such Subsidiaries does not at any time exceed $15,000,000 less the amount of Indebtedness of Subsidiaries that are not Loan Parties secured by Liens permitted by clause (m) above;

(o) licenses of intellectual property, including patents, copyrights and trademarks held by Holdings, the Borrower or any of their Subsidiaries, not securing Indebtedness and not interfering in any material respect with the business of Holdings, the Borrower and their Subsidiaries, taken as a whole;

(p) Liens on insurance policies and proceeds thereof, or other deposits, to secure insurance premium financings;

(q) with respect to Equity Interests in any Person that is not a Subsidiary, any restrictions on creating a security interest or Lien on such Equity Interests of such Person pursuant to the terms of the applicable joint venture, stockholder, membership, limited liability company, partnership, owners’, participation or other similar agreement between such Person and one or more other holders of Equity Interests of such Person (the “Joint Venture Documents”) which provide for a breach, termination or default of such Joint Venture Documents if a security interest or Lien is created on such Equity Interest so long as such restriction is not put in place in contemplation of this provision;

(r) with respect to Equity Interests in any Person that is not a Subsidiary, any customary provisions in the applicable Joint Venture Documents limiting the disposition or distribution of such Equity Interests; provided, however, that any such limitation is applicable only to such Equity Interest and so long as such restriction is not put in place in contemplation of this provision;

(s) Liens arising pursuant to the Holdings Agreements; and

(t) additional Liens so long as the aggregate amount secured by such Liens is not in excess of $15,000,000.

Notwithstanding anything to the contrary, neither Holdings nor the Borrower shall, nor shall they permit any Subsidiary to, directly or indirectly create, incur, assume or suffer to exist any Lien upon any IP Rights owned or possessed by MEMC Italy other than non-exclusive licenses and sublicenses permitted by Section 7.05(l).

7.02 Investments. Make any Investments, except:

(a) Investments held by Holdings, the Borrower or such Subsidiary in the form of cash or Cash Equivalents;

(b) advances to officers, directors and employees of Holdings, the Borrower and Subsidiaries in an aggregate amount not to exceed $5,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(c) any endorsement of a check or other medium of payment for deposit or collection, or any similar transaction in the normal course of business;

(d) (i) Investments by Holdings, the Borrower and their Subsidiaries outstanding on or about the Closing Date and set forth on Schedule 7.02, (ii) additional Investments by the Borrower and Subsidiaries in Loan Parties, (iii) additional Investments by Subsidiaries that are not Loan Parties in other Subsidiaries that are not Loan Parties and (iv) additional Investments by Holdings in the Borrower and additional Investments by Holdings in any Loan Party consisting of loans (it being understood and agreed that, notwithstanding anything to the contrary herein or otherwise, Holdings may not make or permit to exist any Investment in any Person except as permitted by Section 7.02(d)(i), this Section 7.02(d)(iv) or Section 7.02(f)); provided, further, however, that (A) the aggregate amount of additional Investments in any Specified Loan Party (other than MEMC Italy) in reliance on the above clause (ii) and/or clause (iv) may not exceed the Guaranteed Amount Limit of such Specified Loan Party and (B) the aggregate amount of additional Investments in MEMC Italy in reliance on the above clause (ii) and/or clause (iv) may not exceed (x) the loans made to MEMC Italy pursuant to the Borrower / MEMC Italy Term Loan Agreement on the Closing Date plus (y) additional loans to MEMC Italy after the Closing Date to pay restructuring costs not to exceed $30,000,000 in the aggregate under this clause (y);

(e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(f) Guarantees permitted by Section 7.03;

(g) the purchase or other acquisition of all of the Equity Interests in, or all or substantially all of the property of, any Person that, if such purchase or other acquisition is of Equity Interests, upon the consummation thereof, will be wholly-owned directly by the Borrower or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.02(g):

(i) any such newly-created or acquired Subsidiary shall comply with the requirements of Section 6.13, if applicable;

(ii) the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same lines of business as one or more of the principal businesses of the Borrower and Subsidiaries in the ordinary course;

(iii) such purchase or other acquisition shall not include or result in any contingent liabilities that could reasonably be expected to be material to the business, financial condition, operations or prospects of Holdings, the Borrower and their Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or the persons performing similar functions) of Holdings, the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer);

(iv) such purchase or other acquisition is not actively opposed by the board of directors (or similar governing body) of the selling Person or the Person whose Equity Interests are to be acquired, unless all of the Lenders specifically approve or consent to such purchase or other acquisition in writing;

(v) with respect to each such purchase or other acquisition for which (x) the Acquisition Consideration equals or exceeds $30,000,000 or (y) the Acquisition Consideration, together with the Acquisition Consideration of all such purchases or other consummated prior thereto, equals or exceeds $50,000,000, immediately after giving effect to such purchase or other acquisition, the pro forma Consolidated Leverage Ratio, determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby, shall not be greater than a ratio 0.50 lower than the Consolidated Leverage Ratio required at such time by Section 7.11;

(vi) immediately before and immediately after giving pro forma effect to any such purchase or other acquisition, no Default shall have occurred and be continuing; and

(vii) at least ten Business Days (or such shorter period as the Administrative Agent may agree) prior to the date on which any such purchase or other acquisition to which clause (v) applied is to be consummated, the Borrower shall have delivered to the Administrative Agent and each Lender (x) a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, certifying that all of the requirements set forth in clauses (v) and (vi) above have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition and setting forth in reasonable detail the calculations of the Consolidated Leverage Ratio required by clause (v) above, and (y) audited (or, if the same are unavailable, unaudited) financial statements for the acquired businesses for the most recent fiscal year;

provided, however, that no purchase or other acquisition may be made in reliance on this Section 7.02(g) until September 30, 2014.

(h) Investments acquired by the Borrower or any of the Subsidiaries (i) in exchange for any other Investment held by the Borrower or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment, or (ii) as a result of a foreclosure by the Borrower or any of the Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(i) Investments in Swap Contracts permitted under Section 7.03;

(j) any Indebtedness permitted pursuant to Section 7.03(d);

(k) any Investment contemplated by the Holdings Agreements;

(l) cash Investments after the Closing Date in SMP Ltd., a company organized under the laws of Korea, required to be made by the Borrower pursuant to the SMP Joint Venture Agreement, in an aggregate amount not to exceed $10,000,000;

(m) other Investments not exceeding $50,000,000 in the aggregate outstanding at any time; and

(n) other Investments in an aggregate amount not to exceed the Cumulative Amount as in effect immediately prior to the making of such Investment.

7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness under the Loan Documents;

(b) Indebtedness outstanding on the Closing Date and listed on Part A of Schedule 7.03 and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (ii) the direct or any contingent obligor (including any Guarantees by Holdings or any Subsidiaries) with respect thereto is not changed other than in connection with a transaction permitted by Section 7.04 between and among Subsidiaries none of which are Guarantors, or all of which are Guarantors, prior to such transaction, and (iii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

(c) Guarantees of Holdings, the Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of Holdings, the Borrower or any Subsidiary: provided that (i) the aggregate outstanding amount of Indebtedness of a Subsidiary that is not a Loan Party that is Guaranteed by Holdings, the Borrower or any other Loan Party shall not exceed $30,000,000 at any time and (ii) this subpart (c) shall not permit any Guarantee by the Holdings, Borrower or any Subsidiary of any Indebtedness permitted by Section 7.03(b) or 7.03(h), which such Indebtedness (and the Guarantees thereof) shall be governed solely by Section 7.03(b) or 7.03(h), as applicable;

(d) Indebtedness (A) of Holdings owed to the Borrower or any Subsidiary, (B) of the Borrower owed to Holdings or any Subsidiary, or (C) of a Subsidiary owed to Holdings, the Borrower or another Subsidiary; provided (i) all such Indebtedness (other than Indebtedness of a Subsidiary that is not a Loan Party owing to another Subsidiary that is not a Loan Party) shall be evidenced by an Intercompany Document, and, if owed to a Loan Party, shall be subject to a first priority Lien pursuant to the Security Documents, (ii) all such Indebtedness (other than Indebtedness of a Subsidiary that is not a Loan Party owing to another Subsidiary that is not a Loan Party) shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of Section 9.13, (iii) any payment by Holdings or any such Subsidiary that is a Guarantor under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by Holdings or such Subsidiary to the Borrower or to any of the other Subsidiaries for whose benefit such payment is made and (iv) all such Indebtedness is permitted as an Investment under Section 7.02(d);

(e) obligations (contingent or otherwise) of Holdings, the Borrower or any Subsidiary existing or arising under any Swap Contract; provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly managing or mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”; and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(f) so long as no Default or Event of Default exists or would result from the incurrence, creation or existence thereof, Indebtedness in respect of capital leases and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(l) (A) outstanding on the Closing Date and listed on Part B of Schedule 7.03 or (B) incurred after the Closing Date in an aggregate amount (for all Indebtedness described in this subpart (B)) at any one time outstanding not to exceed $50,000,000; and

(g) Indebtedness not otherwise permitted by the foregoing clauses or clause (h) below incurred by any Subsidiary, including Indebtedness of any Person that becomes a Subsidiary after the Closing Date in accordance with the terms of Section 7.02(g) (so long as such Indebtedness is existing at the time such Person becomes a Subsidiary and was not incurred solely in contemplation of such Person’s becoming a Subsidiary), in an aggregate principal amount at any time outstanding not to exceed:

(i) with respect to all Subsidiaries that are Loan Parties, $15,000,000;

(ii) with respect to all Subsidiaries that are not Loan Parties, the sum of (x) $15,000,000 plus (y) an additional $15,000,000 incurred or outstanding solely with respect to trade letters of credit, bankers’ acceptances, bank guaranties and similar instruments in the ordinary course of business; and

(iii) with respect to all Subsidiaries, an additional $15,000,000 of unsecured Indebtedness (in addition to the limits set forth in subclauses (g)(i) and (g)(ii) above) of any Person that becomes a Subsidiary after the Closing Date in accordance with the terms of Section 7.02(g) (so long as such Indebtedness is existing at the time such Person becomes a Subsidiary and was not incurred solely in contemplation of such Person’s becoming a Subsidiary);

(h) unsecured Indebtedness, so long as (A) immediately before and immediately after giving pro forma effect to any such Indebtedness, no Default shall have occurred and be continuing, (B) immediately after giving pro forma effect to any such Indebtedness, the pro forma Consolidated Leverage Ratio, determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Indebtedness had been incurred as of the first day of the fiscal period covered thereby and remained outstanding, shall be less than or equal to 2.50 to 1.00, (C) no such Indebtedness shall be guaranteed by any Subsidiary of a Loan Party other than such Subsidiaries that are Guarantors of the Obligations, (D) such Indebtedness shall have a maturity date not earlier than a date that is 180 days after the Latest Maturity Date, (E) such Indebtedness shall be subject to financial and other covenants, if any, that are no more restrictive than the covenants contained in this Agreement, and (F) the terms and conditions of such Indebtedness are otherwise reasonably satisfactory to the Administrative Agent; provided that the pro forma Consolidated Leverage Ratio test specified in clause (B) above shall not apply to Specified Indebtedness in an aggregate principal amount of up to $50,000,000 and in lieu thereof, the Borrower shall be required to be in pro forma compliance with the Consolidated Leverage Ratio test specified in Section 7.11 (determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b)), provided, further, however, that until September 30, 2014, no Indebtedness may be incurred in reliance on this Section 7.03(h);

(i) except as set forth on Schedule 7.03(i), unsecured Indebtedness of any Subsidiary in respect of letters of credit facilities and local lines of credit as long as (i) the aggregate principal amount of all such Indebtedness (including Indebtedness set forth on Schedule 7.03(i)) and the face amount of all letters of credit issued pursuant thereto does not exceed $30,000,000 for all Subsidiaries at any one time outstanding and (ii) no other Subsidiary, Holdings or the Borrower shall Guarantee any or all of such Indebtedness of such Subsidiary or have any other obligation with respect thereto or grant any Lien to secure any or all of such Indebtedness of such Subsidiary; and

(j) other Indebtedness in an amount not to exceed $30,000,000 at any one time outstanding.

7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

(a) any Subsidiary may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Subsidiary that is a Guarantor is merging with a Subsidiary that is not a Guarantor, the continuing or surviving Person shall either be the Guarantor (other than a Specified Loan Party) or such Person shall be a Subsidiary that is not an Exempt Entity and such Person (and, if applicable, its Subsidiaries) shall have complied with the provisions of Section 6.13 (without regard to the time limits otherwise set forth therein) prior to or at the time of consummation of such transaction;

(b) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided that if the transferor in such a transaction is a Subsidiary that is a Guarantor, then the transferee must be the Borrower, another Subsidiary that is a Guarantor (other than a Specified Loan Party), or a Subsidiary that is not an Exempt Entity and such Person (and, if applicable, its Subsidiaries) shall have immediately complied with the provisions of Section 6.13 (without regard to the time limits otherwise set forth therein) prior to or at the time of consummation of such Disposition;

(c) the Borrower and Subsidiaries may enter into such mergers, consolidations, amalgamations and similar transactions as are reasonably necessary to consummate a purchase or other acquisition permitted by, and made in accordance with the terms of, Section 7.02(g); provided that if in any such transaction a Guarantor will be merged with or into any other Person, such Person shall be a Subsidiary that is not an Exempt Entity and such Person (and, if applicable, its Subsidiaries) shall have immediately complied with the provisions of Section 6.13 (without regard to the time limits otherwise set forth therein) prior to or at the time of consummation of such transaction; and

(d) the Borrower and Subsidiaries may make Dispositions permitted by Section 7.05 (other than Section 7.05(e)).

7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

(a) Dispositions of (i) surplus, damaged, obsolete or worn out property, whether now owned or hereafter acquired (including the abandonment or other Disposition of intellectual property that is, in the reasonable judgment of the Borrower, no longer economically practicable to maintain or useful in the conduct of the business of the Borrower and the Subsidiaries taken as a whole), in each case in the ordinary course of business, (ii) machinery and equipment from the Borrower or a Subsidiary to the Borrower or a Subsidiary in the ordinary course of business in connection with the management of the manufacturing facilities and operations of the Borrower and Subsidiaries and (iii) contract rights or settlement, release, recovery on or surrender of contract, tort or other claims, in the ordinary course of business, including any surrender or waiver thereof;

(b) Dispositions of inventory (including semiconductor wafers and other products that the Borrower and their Subsidiaries manufacture and/or sell) in the ordinary course of business);

(c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(d) Dispositions of property (i) by any Subsidiary to the Borrower, (ii) by Holdings (other than Dispositions of Equity Interests in the Borrower) to the Borrower or any wholly-owned Subsidiary, or (iii) by the Borrower or any Subsidiary to a wholly-owned Subsidiary; provided that, in each case, if the transferor of such property is a Guarantor or the Borrower, the transferee must be the Borrower, another Subsidiary that is a Guarantor (other than a Specified Loan Party), or a Person that is not an Exempt Entity and such Person (and, if applicable, their Subsidiaries) shall have immediately complied with the provisions of Section 6.13 (without regard to the time limits otherwise set forth therein) prior to or at the time of consummation of such Disposition;

(e) Dispositions permitted by Section 7.04 (other than Section 7.04(d));

(f) Dispositions that constitute the granting of Liens not prohibited by Section 7.01:

(g) Dispositions that constitute Investments permitted by Section 7.02;

(h) Dispositions of (i) any property, land or building (including any related receivables or other intangible assets) of the Borrower or any Subsidiary to any Person which is not a Subsidiary, or (ii) the entire capital stock (or other Equity Interests) and Indebtedness of any Subsidiary owned by the Borrower or any other Subsidiary to any Person which is not a Subsidiary (including by merger or consolidation with a Person which is not a Subsidiary); provided that: (A) the consideration for such Disposition represents fair market value for such Disposition; (B) in the case of any such Disposition involving consideration in excess of $30,000,000, at least five Business Days prior to the date of completion of such Disposition the Borrower shall have delivered to the Administrative Agent an officer’s certificate executed on behalf of the Borrower by a Responsible Officer, which certificate shall contain (1) a description of the proposed Disposition, the date such Disposition is scheduled to be consummated, the estimated purchase price or other consideration for such Disposition, (2) a certification that no Default or Event of Default has occurred and is continuing, or would result from consummation of such Disposition, (3) (if requested by the Administrative Agent) a certified copy of the draft or definitive documentation pertaining thereto and (4) a reasonably detailed calculation demonstrating compliance with subpart (C) below and that immediately after giving effect to such Disposition, Holdings, the Borrower and their Subsidiaries shall be in pro forma compliance with the covenant set forth in Section 7.11 (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Disposition had been consummated as of the first day of the fiscal period covered thereby); and (C) the aggregate amount of all assets Disposed of pursuant to this Section 7.05(h) during any fiscal year of Holdings shall not have contributed more than 5% of Consolidated EBITDA of Holdings, the Borrower and their Subsidiaries for the most recently ended fiscal year;

(i) Dispositions pursuant to the Holdings Agreements;

(j) Dispositions of Cash or Cash Equivalents;

(k) Disposition of the Merano Facilities;

(l) Dispositions by IP SPV, Holdings and MEMC Italy consisting of (i) non-exclusive licenses and sublicenses to the Borrower or any Guarantor (other than a Specified Loan Party) or (i) non-exclusive licenses and sublicenses and licenses and sublicenses with regional exclusivity to a Specified Loan Party or third parties, in each case of software or intellectual property or other IP Rights; and

(m) Dispositions of Equity Interests by a Subsidiary of the Borrower to the Borrower or to a Subsidiary of the Borrower; provided that if the transferor disposing such Equity Interests is a Guarantor, the transferee must be the Borrower, another Subsidiary that is a Guarantor (other than a Specified Loan Party), or a Person that is not an Exempt Entity and such Person (and, if applicable, their Subsidiaries) shall have immediately complied with the provisions of Section 6.13 (without regard to the time limits otherwise set forth therein) prior to or at the time of consummation of such Disposition);

provided that any Disposition pursuant to this Section 7.05 shall be for fair market value (as determined by the Borrower in its reasonable judgment).

Notwithstanding anything to the contrary, neither Holdings nor the Borrower shall, nor shall they permit any Subsidiary to, make any Disposition or enter into any agreement to make any Disposition, of IP Rights owned or possessed by such Person to MEMC Italy other than non-exclusive licenses and sublicenses permitted by Section 7.05(l).

7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as (other than in the case of subsection (a) below) no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a) Any Subsidiary may declare and pay dividends or make other distributions ratably to its equity holders;

(b) The Borrower and IP SPV may declare and pay dividends or make other distributions to Holdings;

(c) Holdings, the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(d) Holdings, the Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests;

(e) Holdings, the Borrower and each Subsidiary may make Restricted Payments pursuant to and in accordance with their stock option, stock purchase and other benefit plans of general application to management, directors or other employees of Holdings, the Borrower and their Subsidiaries, as adopted or implemented in the ordinary course of the Holdings, the Borrower’s and their Subsidiaries’ business;

(f) Holdings may make Restricted Payments on or about the Closing Date in an aggregate amount not to exceed $175,000,000 to repay in its entirety amounts outstanding under loans owed by Holdings to SunEdison and SunEdison International;

(g) Holdings may make Restricted Payments pursuant to and in accordance with the Holdings Agreements; and

(h) Holdings may make Restricted Payments in an aggregate amount not to exceed $5,000,000 since the Closing Date.

7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by Holdings, the Borrower and their Subsidiaries on the date hereof or any business substantially related or incidental thereto.

7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Holdings, whether or not in the ordinary course of business, other than on terms at least as favorable to Holdings, the Borrower or any Subsidiary as would be obtainable by Holdings, the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate of Holdings; provided that the foregoing restriction shall not apply to:

(a) transactions between or among the Borrower and any Guarantor or between and among any Guarantors;

(b) any Holdings Agreement;

(c) cash payments, issuances of promissory notes or loan instruments, and/or assignments of receivables under the MJL Note by Holdings to MEMC Italy pursuant to the Escrow / Assignment Agreements in an aggregate amount not to exceed the amount specified in Section 1.3(a) of the Escrow / Assignment Agreements or until such time as the MJL Note is fully assigned to MEMC Italy; or

(d) other agreement in effect as of the Closing Date and set forth on Schedule 7.08.

7.09 Burdensome Agreements. Enter into, incur or permit to exist or become effective any Contractual Obligation that:

(a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any Subsidiary that is a Guarantor, to make or repay intercompany loans or advances, or to otherwise transfer property to the Borrower or any Subsidiary that is a Guarantor, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person (other than a negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.03(f) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness); provided that the foregoing shall not prohibit any such limitation or restriction contained in (A) customary provisions restricting subletting or assignment of any lease governing a leasehold interest, (B) customary provisions restricting assignment of, or sublicensing under, any licensing or supply or sales agreement in each case entered into in the ordinary course of business, (C) Joint Venture Documents referenced in Section 7.01(q) or 7.01(r), (D) the agreements or provisions of agreements specified on Schedule 7.09 in existence on the Closing Date, or (E) any agreement or instrument governing any Indebtedness of any Subsidiary of the Borrower that is not a Guarantor permitted pursuant to Section 7.03, and customary restrictions contained in “comfort” letters and guarantees of any such Indebtedness, so long as any such restriction affects only such Subsidiary and does not in any manner affect Holdings, the Borrower or any Subsidiary that is a Guarantor; or

(b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person, except to the extent of obligations that, individually or in the aggregate, are not material to Holdings, the Borrower or any Subsidiary.

7.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose.

7.11 Financial Covenant. Permit the Consolidated Leverage Ratio as of the last day of each fiscal quarter of Holdings, commencing with the last day of the fiscal quarter ending September 30, 2014, to be greater than the correlative ratio indicated below:

Fiscal Quarter Ending	Consolidated Leverage Ratio
September 30, 2014	3.50:1.00
December 31, 2014	3.50:1.00
March 31, 2015	3.00:1.00
June 30, 2015	3.00:1.00
September 30, 2015 and each fiscal quarter end thereafter	2.50:1.00

7.12 Amendments to Organization Documents and other Agreements. Amend, modify or waive any of its rights under any of its Organization Documents, the Escrow / Assignment Agreements or Holdings Agreements to the extent that such amendment, modification or waiver would be materially adverse to the interests of the Lenders or amend, modify or waive any of its rights under the Exclusive License Agreement or the Non-Exclusive License Agreement unless consented to in writing by the Administrative Agent in its sole discretion.

7.13 Accounting Changes. Make any change in (a) accounting policies or reporting practices, except as required by GAAP, or (b) fiscal year.

7.14 Prepayments of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any unsecured Indebtedness incurred pursuant to Section 7.03(h).

7.15 Amendment of Indebtedness. Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Indebtedness set forth in Schedule 7.03, except for any refinancing, refunding, renewal or extension thereof permitted by Section 7.03(b).

7.16 Permitted Activities of Holdings, Dutch Holdco, MEMC Netherlands and IP SPV.

(a) Holdings shall not incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than (i) the Indebtedness and obligations under this Agreement and the other Loan Documents, (ii) Indebtedness owing by Holdings to the Borrower or any Subsidiary to the extent permitted by Section 7.03(d); and (iii) Indebtedness otherwise permitted by Section 7.03 in an aggregate principal amount not to exceed $20,000,000.

(b) Dutch Holdco shall not (i) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than (A) the Indebtedness and obligations under this Agreement and the other Loan Documents and (B) Indebtedness owing by Dutch Holdco to Holdings, the Borrower or any Subsidiary to the extent permitted by Section 7.03(d); (ii) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired, leased or licensed by it other than the Liens created under the Security Documents to which it is a party or permitted pursuant to Section 7.01(b) or Section 7.01(c); (iii) engage in any business or activity or own any assets other than (A) holding the Equity Interests in its Subsidiaries, (B) performing its obligations and activities incidental thereto under the Loan Documents; and (C) making Restricted Payments and Investments to the extent permitted by this Agreement; (iv) consolidate with or merge with or into, or convey, transfer, lease or license all or substantially all its assets to, any Person (other than as permitted by Section 7.04(a) or Section 7.04(b)); (v) sell or otherwise dispose of any Equity Interests of any of its Subsidiaries (other than as permitted by Section 7.05(m)); (vi) create or acquire any Subsidiary or make or own any Investment in any Person other than its Subsidiaries (other than pursuant to a transaction permitted by Section 7.05(m)); or (vii) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.

(c) MEMC Netherlands shall not (i) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than (A) the Indebtedness and obligations under this Agreement and the other Loan Documents and (B) Indebtedness owing by MEMC Netherlands to Holdings, the Borrower or any Subsidiary to the extent permitted by Section 7.03(d); (ii) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired, leased or licensed by it other than the Liens created under the Security Documents to which it is a party or permitted pursuant to Section 7.01(b) or Section 7.01(c); (iii) engage in any business or activity or own any assets other than (A) holding the Equity Interests in its Subsidiaries, (B) performing its obligations and activities incidental thereto under the Loan Documents; and (C) making Restricted Payments and Investments to the extent permitted by this Agreement; (iv) consolidate with or merge with or into, or convey, transfer, lease or license all or substantially all its assets to, any Person (other than as permitted by Section 7.04(a) or Section 7.04(b)); (v) sell or otherwise dispose of any Equity Interests of any of its Subsidiaries (other than as permitted by Section 7.05(m)); (vi) create or acquire any Subsidiary or make or own any Investment in any Person other than its Subsidiaries (other than pursuant to a transaction permitted by Section 7.05(m)); or (vii) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.

(d) IP SPV shall not (i) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under this Agreement and the other Loan Documents, the Exclusive License Agreement, the Non-Exclusive License Agreement, and non-exclusive licenses and sublicenses permitted by Section 7.05(l) and the agreements described in clauses (ii), (iii) and (iv) of the definition of the term “Holdings Agreements”; (ii) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired, leased or licensed by it other than the Liens created under the Security Documents to which it is a party and non-exclusive licenses and sublicenses permitted by Section 7.05(l) and licenses and sublicenses contained in the agreements described in clauses (ii), (iii) and (iv) of the definition of the term “Holdings Agreements”; (iii) engage in any business or activity or own any assets other than (A) pursuant to the Exclusive License Agreement, the Non-Exclusive License Agreement, non-exclusive licenses and sublicenses permitted by Section 7.05(l) and the agreements described in clauses (ii), (iii) and (iv) of the definition of the term “Holdings Agreements”; (B) performing its obligations and activities incidental thereto under the Loan Documents; and (C) making Restricted Payments and Investments to the extent permitted by this Agreement; (iv) consolidate with or merge with or into, or convey, transfer, lease or license all or substantially all its assets to, any Person (other than non-exclusive licenses and sublicenses permitted by Section 7.05(l) and licenses and sublicenses contained in the agreements described in clauses (ii), (iii) and (iv) of the definition of the term “Holdings Agreements”); (v) create or acquire any Subsidiary or make or own any Investment in any Person; or (vi) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

8.01 Events of Default. Any of the following shall constitute an Event of Default:

(a) Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C-BA Obligation, or (ii) within three Business Days after the same becomes due, any interest on any Loan or on any L/C-BA Obligation, any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or

(b) Specific Covenants. Any event constituting an “Event of Default” under any other Loan Document occurs or the Borrower fails to perform or observe any term, covenant or agreement either (i) contained in any of Section 6.05, 6.11, 6.12, 6.13, 6.17 or 6.21 or Article VII, or (ii) contained in any of Section 6.01, 6.02, 6.03 or 6.09(d) and such failure continues for 15 days after the earlier of (x) knowledge thereof by any Responsible Officer or (y) receipt by the Borrower of a Notice of Default with respect thereto; or

(c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the earlier of (x) knowledge thereof by any Responsible Officer or (y) receipt by the Borrower of a Notice of Default with respect thereto; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document shall be incorrect or misleading in any material respect (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, in any respect) when made or deemed made; or

(e) Cross-Default. (i) Holdings, the Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) to a Person other than Holdings, the Borrower and its wholly-owned Subsidiaries having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $30,000,000, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee described in clause (A) above or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be accelerated or to otherwise become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be provided; or (ii) there occurs under any Swap Contract so long as no claim with respect thereto is made against the Borrower or any Subsidiary) an early termination date (or such other similar term) under such Swap Contract resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than the $30,000,000; or

(f) Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries other than (Immaterial Subsidiaries) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and, in the case of a proceeding under any Debtor Relief Law other than the Dutch Debt Relief Law, the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for (i) 60 calendar days, in the case of a proceeding under any Debtor Relief Law other than the Dutch Debtor Relief Law, or (ii) 28 calendar days, in the case of a proceeding under the Dutch Debtor Relief Law, or an order for relief is entered in any such proceeding; or

(g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h) Judgments. There is entered against any Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i) ERISA; Foreign Pension Plan. (i) An ERISA Event occurs with respect to a Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Holdings or the Borrower or any Subsidiary under Title IV of ERISA to such Plan, such Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, (ii) Holdings or the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount, or (iii) a Foreign Benefit Event occurs with respect to a Foreign Pension Plan which has resulted or could reasonably be expected to result in liability of Holdings or the Borrower or any Subsidiary in an aggregate amount in excess of the Threshold Amount; or

(j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect in any material respect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

(k) Liens. Any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any material portion of the Collateral with the priority required by the applicable Security Document, except as a result of the sale or other Disposition of the applicable Collateral in a transaction permitted under the Loan Documents; or

(l) Change of Control. There occurs any Change of Control; or

(m) Consummation of IPO and Samsung Transactions. Any of the following transactions shall not have been consummated on or prior to (a) May 28, 2014, the initial public offering of the Equity Interests in Holdings or (b) May 29, 2014, (i) an aggregate cash Investment of at least $93.0 million (subject to increase based on greenshoe) in Holdings by Samsung Fine Chemicals, or (ii) the transfer to the Borrower of all of the Equity Interest in MKC owned by Samsung Electronics so that MKC becomes a wholly-owned Subsidiary of the Borrower and MEMC Netherlands.

8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent (and with respect to clause (d), the Administrative Agent and each Security Agent, as applicable) shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C-BA Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c) require that the Borrower Cash Collateralize the L/C-BA Obligations (in an amount equal 102.5% of the then Outstanding Amount thereof); and

(d) exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents;

provided, however, that upon the occurrence of (i) an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States or any other Debtor Relief Laws or (ii) an Event of Default under Section 8.01(f) or 8.01(g), the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C-BA Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C-BA Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C-BA Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent and each Security Agent, as the case may be, in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent or such Security Agent, as the case may be, and amounts payable under Article III) payable to the Administrative Agent or such Security Agent, as the case may be, in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit-BA Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit-BA Fees and interest on the Loans and L/C-BA Borrowings, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to (a) payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C-BA Borrowings, (b) Cash Collateralize that portion of L/C-BA Obligations composed of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in clauses (a) and (b) of this clause Fourth held by them, (c) payment of the maximum amount of all Bankers’ Acceptances then outstanding, such payment to be for the account of the L/C Issuer (or to the extent the Lenders have theretofore funded their participations in any such Bankers’ Acceptance, ratably among such Lenders in accordance with their Applicable Percentage) and (d) payment of Obligations in respect of any amounts due under Related Credit Arrangements payable to the Lender Counterparties, ratably among clauses (a) through (d) of this clause Fourth in proportion to the respective amounts described in clauses (a) through (d) of this clause Fourth; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. In addition, in carrying out the foregoing, no payments by a Guarantor and no proceeds of Collateral of a Guarantor shall be applied to Excluded Hedge Obligations of such Guarantor.

ARTICLE IX

ADMINISTRATIVE AGENT AND SECURITY AGENTS

9.01 Appointment and Authority.

(a) Each of the Lenders, the L/C Issuer and the Secured Parties hereby irrevocably appoints:

(i) Goldman Sachs to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto (including to enter any intercreditor agreement entered into by the Administrative Agent in accordance with this Agreement on behalf of the Secured Parties);

(ii) A security agent to be identified by the Administrative Agent to act on its behalf as the Italian Security Agent hereunder and under the Italian Security Documents and authorizes the Italian Security Agent to take such actions on its behalf and to exercise such powers as are delegated to the Italian Security Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto; and

(iii) A security agent to be identified by the Administrative Agent to act on its behalf as the Taiwan Security Agent hereunder and under the Taiwan Security Documents and authorizes the Taiwan Security Agent to take such actions on its behalf and to exercise such powers as are delegated to the Taiwan Security Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

Each Security Agent hereby authorizes the Administrative Agent to hold on its behalf each item of possessory collateral delivered by such Security Agent to the Administrative Agent.

The provisions of this Article are solely for the benefit of the Administrative Agent, the Security Agents, the Lenders, the L/C Issuer and the Secured Parties, and neither the Borrower nor any other Loan Party shall have any rights as a third party beneficiary of any of such provisions. In performing its functions and duties hereunder, the Administrative Agent and each Security Agent shall act solely as an agent of the Lenders and other Secured Parties and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holdings, the Borrower or any of their Subsidiaries.

9.02 Rights as a Lender. The Person serving as the Administrative Agent and as a Security Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or a Security Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent or a Security Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Holdings, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent or a Security Agent hereunder and without any duty to account therefor to the Lenders.

9.03 Exculpatory Provisions. Neither the Administrative Agent nor any Security Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents to which such Person is a party and its duties herewith shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent and each Security Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until the Administrative Agent or a Security Agent, as the case may be, shall have received instructions in writing in respect thereof from the Required Lenders (or such other Lenders as may be required to give such instructions under Section 10.01) and, upon receipt of such instructions from the Required Lenders (or such other Lenders, as the case may be), the Administrative Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions, including for the avoidance of doubt refraining from any action that, in its opinion or the opinion of its counsel, may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or a Security Agent or any of their respective Affiliates in any capacity.

Neither the Administrative Agent nor any Security Agent nor any of their respective officers, partners, directors, employees or agents shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent or such Security Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction. Neither the Administrative Agent nor any Security Agent shall be deemed to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent and the Security Agents by the Borrower, a Lender or the L/C Issuer.

Neither the Administrative Agent nor any Security Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or any of the Security Agents, as the case may be.

Anything contained herein to the contrary notwithstanding, neither the Administrative Agent nor any Security Agent shall have any liability arising from confirmation of the Outstanding Amount of the Loans or L/C-BA Obligations or the component amounts thereof.

9.04 Reliance by Administrative Agent and the Security Agents.

The Administrative Agent and each Security Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent and each Security Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent and each Security Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent and the Security Agents shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. Each of the Administrative Agent and each Security Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05 Delegation of Duties. The Administrative Agent and each Security Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent or such Security Agent, as the case may be. The Administrative Agent and each Security Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and each Security Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent or as such Security Agent, as the case may be. Neither the Administrative Agent nor any Security Agent shall be responsible for the negligence or misconduct of any sub-agents, except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent or such Security Agent, as applicable, acted with gross negligence or willful misconduct in the selection of such sub-agent. The exculpatory, indemnification and other provisions of Section 9.03 and of Section 10.04 shall apply to any Affiliates of Administrative Agent and any of the Security Agents and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent or as such Security Agent, as the case may be. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by Administrative Agent or any of the Security Agents, as the case may be, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of Loan Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to Administrative Agent or such Security Agent, as applicable, and not to any Loan Party, Lender or any other Person and no Loan Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent.

9.06 Resignation of Administrative Agent and a Security Agent. The Administrative Agent and any of the Security Agents may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be (i) in the case of the resignation of the Administrative Agent, a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, (ii) in the case of resignation of the Italian Security Agent, a bank with an office in Italy, or an Affiliate of any such bank with an office in Italy and (iii) in the case of resignation of the Taiwan Security Agent, a Secured Party which is incorporated under the Law of the Republic of China or has obtained recognition of a foreign company pursuant to the Company Act of ROC. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent or the retiring Security Agent, as the case may be, gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent or such retiring Security Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent or applicable Security Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date; provided that if the Administrative Agent or any Security Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent and the retiring Security Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent or such Security Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent and the retiring Security Agent shall continue to hold such collateral security as such collateral agent or Security Agent, as the case may be, until such time as a successor Administrative Agent and a successor Security Agent, as applicable, is appointed) and (2) except for any indemnity payments owed to the retiring Administrative Agent and the retiring Security Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent or a Security Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent or a successor Security Agent, as applicable, as provided for above in this Section. No appointment hereunder shall be effective unless the Person so appointed has accepted such appointment in writing, and upon the acceptance of a successor’s appointment as Administrative Agent or as Security Agent, as the case may be, hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent or Security Agent, as applicable (including, for the avoidance of doubt, rights under each Parallel Debt provision and any other rights it may have under the Loan Documents), and the retiring Administrative Agent and the retiring Security Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent and a successor Security Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s and the retiring Security Agent’s, as the case may be, resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent and retiring Security Agent, as the case may be, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent or while the retiring Security Agent as acting as a Security Agent, as applicable.

Any resignation by Goldman Sachs as Administrative Agent pursuant to this Section shall also constitute its resignation as Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swing Line Lender, (b) the retiring Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

No Security Agent may resign unless and until on the effective date of such resignation all of the retiring Security Agent’s Revolving Commitments and Term Loans are assigned to the successor Security Agent.

9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except as otherwise explicitly set forth in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any investigation or any appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, no bookrunner, arranger, syndication agent or documentation agent (including the Syndication

Agent, each Bookrunner and each Arranger) shall have any duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Security Agent, a Lender or the L/C Issuer hereunder.

9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C-BA Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C-BA Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding.

Anything contained in any of the Loan Documents to the contrary notwithstanding but subject in all respects to the terms and conditions of any intercreditor agreement entered into by the Administrative Agent in accordance with this Agreement, the Borrower, Administrative Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder and under any of the Loan Documents may be exercised solely by Administrative Agent, as applicable, for the benefit of the Secured Parties in accordance with the terms hereof and thereof and all powers, rights and remedies under the Security Documents may be exercised solely by Administrative Agent for the benefit of the Secured Parties in accordance with the terms thereof, and (ii) in the event of a foreclosure or similar enforcement action by Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition (including pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code or any other Debtor Relief Laws), Administrative Agent (or any Lender, except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code or any other Debtor Relief Laws) may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and Administrative Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, upon instructions from Required Lenders, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or disposition, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by Administrative Agent at such sale or other disposition. The Administrative Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.

9.10 Collateral and Guaranty Matters. The Lenders and the L/C Issuer irrevocably authorize each of the Administrative Agent, the Italian Security Agent (with reference to the Italian Security Documents) and the Taiwan Security Agent (with reference to the Taiwan Security Documents), at its option and in its discretion,

(a) to release any Lien on any property granted to or held by the Administrative Agent or such Security Agent under any Loan Document (i) upon termination of the Commitments and payment in full in cash of all Obligations (other than contingent indemnification obligations and other obligations not then payable which expressly survive termination) and the expiration or termination of all Letters of Credit and Bankers’ Acceptances (other than Letters of Credit and Bankers’ Acceptances as to which other arrangements satisfactory to the L/C Issuer shall have been made (which arrangements may include, in the L/C Issuer’s discretion, Cash Collateral or backstop letters of credit satisfactory to the L/C Issuer in an amount equal to 102.5% of the then Outstanding Amount of all L/C-BA Obligations)) (the date by which all the foregoing in this clause (i) has occurred is referred to herein as the “Termination Date”), (ii) that is sold or to be sold as part of or in connection with any Disposition permitted hereunder, (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders or (iv) in accordance with any intercreditor agreement entered into by the Administrative Agent and the Security Agents in accordance with this Agreement;

(b) to subordinate any Lien on any property granted to or held by the Administrative Agent or any Security Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(l);

(c) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and

(d) (i) to enter into or amend any intercreditor agreement with any representatives of the holders of Indebtedness that is permitted to be secured by a Lien on the Collateral by Section 7.01(q) or Indebtedness that is permitted by Section 7.03 to be secured by a Lien on the Collateral ranking junior to the Lien securing the Obligations and (ii) to rely exclusively on a certificate of a Responsible Officer of the Borrower seeking to permit such Lien as to whether any such other Liens are permitted. Any intercreditor agreement entered into by the Administrative Agent and the Security Agents in accordance with this Agreement and any amendment thereto shall be binding on the Secured Parties.

Upon request by the Administrative Agent or any Security Agent at any time, the Required Lenders (or such greater number of Lenders as may be required under Section 10.01) will confirm in writing the Administrative Agent’s and such Security Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.

No Lender or Affiliate of a Lender that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, neither the Administrative Agent nor any Security Agent shall be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under any Related Credit Arrangement unless the Administrative Agent and the Security Agents has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent or any Security Agent may reasonably request, from the applicable counterparty to such Related Credit Arrangement.

Neither the Administrative Agent nor any Security Agent shall be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Administrative Agent or such Security Agent from any Loan Party, any Subsidiary, the Required Lenders, any Lender or any other Person under or in connection with this Agreement or any other Loan Document except (i) as specifically provided in this Agreement or any other Loan Document and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Administrative Agent or such Security Agent at the time of receipt of such request and then only in accordance with such specific request.

Neither the Administrative Agent nor any Security Agent shall be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s or such Security Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent or any Security Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

9.11 Withholding Taxes. To the extent required by any applicable law, the Administrative Agent and each Security Agent may withhold from any payment to any Lender an amount equivalent to any withholding tax applicable to such payment. If the IRS or any other Governmental Authority asserts a claim that the Administrative Agent or such Security Agent did not properly withhold tax from amounts paid to or for the account of any Lender for any other reason, or the Administrative Agent or such Security Agent has paid over to the IRS or any other Governmental Authority applicable withholding tax relating to a payment to a Lender but no deduction has been made from such payment, such Lender shall indemnify the Administrative Agent and such Security Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent or such Security Agent, as the case may be, as tax or otherwise, including any penalties or interest and together with any all expenses incurred, unless such amounts have been indemnified by any Loan Party or the relevant Lender.

9.12 Parallel Debt. In this Section:

“Corresponding Debt” means any amount which a Loan Party owes to a Secured Party in respect of or in connection with Obligations.

“Parallel Debt” means any amount which a Loan Party owes to the Administrative Agent under this Section 9.12.

(a) Each Loan Party irrevocably and unconditionally undertakes to pay to the Administrative Agent amounts equal to, and in the currency or currencies of, its Corresponding Debt.

(b) The Parallel Debt of each Loan Party:

(i) shall become due and payable at the same time as its Corresponding Debt;

(ii) is independent and separate from, and without prejudice to, its Corresponding Debt.

(c) For purposes of this Section, the Administrative Agent:

(i) is the independent and separate creditor of each Parallel Debt;

(ii) acts in its own name and not as agent, representative or trustee of the Secured Parties and its claims in respect of each Parallel Debt shall not be held on trust; and

(iii) shall have the independent and separate right to demand payment of each Parallel Debt in its own name (including through any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in any kind of insolvency proceeding).

(d) The Parallel Debt of a Loan Party shall be (a) decreased to the extent that its Corresponding Debt has been irrevocably and unconditionally paid or discharged, and (b) increased to the extent to that its Corresponding Debt has increased, and the Corresponding Debt of a Loan Party shall be (x) decreased to the extent that its Parallel Debt has been irrevocably and unconditionally paid or discharged, and (y) increased to the extent that its Parallel Debt has increased, in each case provided that the Parallel Debt of a Loan Party shall never exceed its Corresponding Debt.

(e) All amounts received or recovered by the Administrative Agent in connection with this Section, to the extent permitted by applicable law, shall be applied in accordance with Section 8.03.

This Section applies for the purpose of determining the secured obligations in the Security Documents governed by Dutch law, by the laws of Japan and by the laws of Korea.

9.13 Intercompany Indebtedness. Each Loan Party and each of its Subsidiaries signatory hereto hereby agree that:

(a) Indebtedness of Holdings owed to the Borrower or any Subsidiary, of Borrower owed to Holdings or any Subsidiary, or of a Subsidiary owed to Holdings, the Borrower or another Subsidiary (each such Person which incurs such Indebtedness by borrowing is referred to herein as a “Payor” and each such Person which holds such Indebtedness by making loans and advances is referred to herein as a “Payee”; and such Indebtedness is referred to herein as “Intercompany Indebtedness”) shall be subordinate and junior in right of payment, to the extent and in the manner set forth in this Section 9.13, to the Obligations.

(b) Each Payee agrees that any and all claims of such Payee arising under the Intercompany Indebtedness against any Payor that is a Loan Party or against any of their respective properties shall be subordinate and subject in right of payment to the Obligations until the Termination Date; provided, that each Payor that is a Loan Party may make payments to the applicable Payee under the Intercompany Indebtedness to the extent such Intercompany Indebtedness is permitted by Section 7.03(d) so long as no Event of Default shall have occurred and be continuing and, upon the waiver, remedy or cure of each such Event of Default, so long as no other Event of Default shall have occurred and be continuing, such payments shall be permitted, including any payment to bring any missed payments during the period of Event of Default current; and provided, further, that all loans and advances made by a Payee under such Intercompany Indebtedness shall be received by the applicable Payor subject to the provisions of the Loan Documents. Notwithstanding any right of any Payee to ask, demand, sue for, take or receive any payment from any Payor, all rights, Liens and security interests of such Payee, whether now or hereafter arising and howsoever existing, in any assets of any Payor (whether constituting part of the security or collateral given to any Secured Party to secure payment of all or any part of the Obligations or otherwise) shall be and hereby are subordinated to the rights of the Secured Parties in such assets. Except as expressly permitted by the Loan Documents, the Payees shall have no right to possession of any such asset or to foreclose upon, or exercise any other remedy in respect of, any such asset, whether by judicial action or otherwise, until the Termination Date.

(c) After the occurrence of and during the continuation of an Event of Default, if all or any part of the assets of any Payor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of any Payor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Payor is dissolved or if (except as expressly permitted by the Loan Documents) all or substantially all of the assets of any Payor are sold, then, and in any such event, any payment or distribution of any kind or character, whether in cash, securities or other investment property, or otherwise, which shall be payable or deliverable upon or with respect to any indebtedness of such Payor to any Payee (“Payor Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application to any of the Obligations, due or to become due, until the Termination Date. After the occurrence of and during the continuation of an Event of Default, each Payee that is a Loan Party irrevocably authorizes, empowers and appoints the Administrative Agent as such Payee’s attorney-in-fact (which appointment is coupled with an interest and is irrevocable) to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Payee such proofs of claim and take such other action, in the Administrative Agent’s own name or in the name of such Payee or otherwise, as the Administrative Agent may deem necessary or advisable for the enforcement of the Intercompany Indebtedness. After the occurrence of and during the continuation of an Event of Default, each Payee that is a Loan Party also agrees to execute, verify, deliver and file any such proofs of claim and any other similar filings in respect of the Payor Indebtedness requested by the Administrative Agent. After the occurrence of and during the continuation of an Event of Default, the Administrative Agent may vote such proofs of claim and any other similar filings in any such proceeding (and the applicable Payee shall not be entitled to withdraw such vote), receive and collect any and all dividends or other payments or disbursements made on Payor Indebtedness in whatever form the same may be paid or issued and apply the same on account of any of the Obligations in accordance with this Agreement. Upon the occurrence and during the continuation of any Event of Default, should any payment, distribution, security or other investment property or instrument or any proceeds thereof be received by any Payee that is a Loan Party upon or with respect to Payor Indebtedness owing to such Payee prior to the Termination Date, such Payee that is a Loan Party shall receive and hold the same for the benefit of the Secured Parties, and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Secured Parties, in precisely the form received (except for the endorsement or assignment of such Payee where necessary or advisable in the Administrative Agent’s judgment), for application to any of the Obligations in accordance with this Agreement, due or not due, and, until so delivered, the same shall be segregated from the other assets of such Payee for the benefit of the Secured Parties. Upon the occurrence and during the continuance of an Event of Default, if such Payee fails to make any such endorsement or assignment to the Agent, the Administrative Agent or any of its officers, employees or representatives are hereby irrevocably authorized to make the same. Each Payee that is a Loan Party agrees that until the Termination Date, such Payee will not (i) assign or transfer, or agree to assign or transfer, to any Person (other than in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the applicable Security Documents or as otherwise permitted pursuant to the Loan Documents) any claim such Payee has or may have against any Payor, (ii) upon the occurrence and during the continuance of an Event of Default, discount or extend the time for payment of any Payor Indebtedness, or (iii) otherwise amend, modify, supplement, waive or fail to enforce any Intercompany Indebtedness (except to the extent otherwise permitted pursuant to the Loan Documents).

9.14 Joint and Several Creditors.

(a) Notwithstanding anything in this Agreement to the contrary, it is understood and agreed that each Secured Party (in its various capacities under this Agreement or any of the other Loan Documents) shall be deemed a creditor jointly and severally with each other Secured Party with respect to the rights and claims under this Agreement, any of the other Loan Documents, any Swap Contract or any arrangement for the delivery of treasury management services against the Borrower and the other Loan Parties pursuant to Article 283 of the Civil Code of the ROC entitled to pursue any and all of such claims of all the Secured Parties against the Borrower and the other Loan Parties and that the Liens, guarantees and the rights and remedies pursuant to the Taiwan Security Documents are created in favor of the Taiwan Security Agent in its capacity as a joint and several creditor and for the joint and several benefit of all Secured Parties. Each of the Loan Parties agrees and undertakes that it shall pay and perform its obligations to which such claims relate notwithstanding Article 284 of the Civil Code of the ROC. Each Secured Party shall only be responsible to the Borrower or any other Loan Party for its own obligations under this Agreement, any of the other Loan Documents, any Swap Contract or any arrangement for the delivery of treasury management services and not the obligations of any other Secured Party notwithstanding Article 289 of the Civil Code of the ROC.

(b) The parties hereto agree that, upon any assignment or transfer by any Secured Party of its rights under this Agreement in accordance with the terms thereof, the relevant assignee or transferee shall become a joint and several creditor with the other Secured Parties hereunder.

(c) This Section 9,14 is for the benefit of and may be enforced by or on behalf of all of and each Secured Party.

ARTICLE X

MISCELLANEOUS

10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given (provided that Administrative Agent may, with the consent of the Borrower only, amend, modify or supplement this Agreement or any other Loan Document to cure any ambiguity, omission, defect or inconsistency (as reasonably determined by Administrative Agent), so long as such amendment, modification or supplement does not adversely affect the rights of any Lender (or L/C Issuer, if applicable) or the Lenders shall have received at least five Business Days’ prior written notice thereof and Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment); provided, however, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 4.01(a) without the written consent of each Lender;

(b) extend or increase the Revolving Commitment of any Lender (or reinstate any Revolving Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(c) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments, if any) of principal, interest, fees, premium or other amounts due to the Lenders (or any of them) or any scheduled reduction of the Aggregate Revolving Commitments pursuant to Section 2.06(b) without the written consent of each Lender directly affected thereby;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C-BA Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit-BA Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C-BA Borrowing or to reduce any fee payable hereunder;

(e) change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f) amend Section 1.06 or the definition of “Alternative Currency” without the written consent of each Lender;

(g) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender; (h) release all or substantially all of the value of the Guaranty or all or substantially all of the Collateral without the written consent of each Lender, except to the extent the release of any Guarantee by any Guarantor pursuant to the Guaranty or the release of Collateral is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); or

(i) amend, modify or waive this Agreement or any Security Document so as to alter the ratable treatment of Obligations arising under the Loan Documents and Obligations arising under Related Swap Contracts or the definition of “Related Swap Contract”, “Swap Contract”, “Related Credit Arrangements”, “Obligations” or “Secured Parties” (as defined in this Agreement or any applicable Security Document) in each case in a manner adverse to any party to a Related Swap Contract (other than a Loan Party) without the written consent of such party; or

(j) alter the required application of any repayments or prepayments as between Classes pursuant to Section 2.05(i) without the consent of Lenders holding more than 50% of the aggregate Term Loan Exposure of all Lenders or Revolving Exposure of all Lenders, as

applicable, of each Class which is being allocated a lesser repayment or prepayment as a result thereof; provided, Required Lenders may waive, in whole or in part, any prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered;

and, provided further, that (i) no amendment (including any amendment of this proviso of Section 11.01), waiver or consent shall, unless in writing and signed by the applicable L/C Issuer in addition to the Lenders required above, affect the rights or duties of the applicable L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit or Bankers’ Acceptance issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or any other Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent or such Agent under this Agreement or any other Loan Document; and (iv) any fee letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Revolving Commitment of such Lender may not be increased or extended without the consent of such Lender, (B) the outstanding principal amount of Loans and other Obligations owing to such Lender may not be reduced, other than as a result of payment thereof, without the consent of such Lender, and (C) the rate of interest specified herein applicable to any Loans of such Lender may not be reduced without the consent of such Lender except in connection with a reduction of such rate of interest applicable to all Lenders made in accordance with subpart (d) of the first proviso above (with respect to which such Defaulting Lender shall not be entitled to vote).

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of such Lender and that has been approved by the Required Lenders, the Borrower may replace such non-consenting Lender in accordance with Section 10.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph).

Notwithstanding anything to the contrary contained in this Section 10.01, guarantees, collateral security documents and related documents executed by Loan Parties in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended, supplemented and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment, supplement or waiver is delivered in order (i) to comply with local Law or advice of local counsel or (ii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents including to amend the Security Documents to permit refinancing indebtedness that is permitted hereunder to have a Lien on the Collateral ranking junior to the Liens created by the Security Documents to become secured thereby.

Notwithstanding anything to the contrary in this Section 10.01, any waiver, amendment or modification of this Agreement or any other Loan Document, or any consent to any departure by any Loan Party therefrom, that by its terms affects the rights or duties under this Agreement of the Lenders of a particular Class (but not the Lenders of any other Class), may be effected by an agreement or agreements in writing entered into by Borrower and the requisite number or percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section 10.01 if such Class of Lenders were the only Class of Lenders hereunder at the time.

10.02 Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (if promptly confirmed in writing) (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower, any other Loan Party, the Administrative Agent, the Administrative Agent in its own right as a creditor of each Parallel Debt, the Italian Security Agent, the Taiwan Security Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

(ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc. The Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

(e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, the Administrative Agent or any Security Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent and the Security Agents in accordance with Section 8.02 for the benefit of all the Lenders, the L/C Issuer, and the other Secured Parties; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent or any Security Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent or such Security Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender or other Secured Party from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

10.04 Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses. The Borrower shall pay (i) all reasonable out of pocket expenses incurred by each Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for such Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by (A) the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (B) the Swing Line Lender in connection with the making of any Swing Line Loans or any demand for payment with respect to the Swing Line Loans and (iv) all out of pocket expenses incurred by any Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for any Agent, any Lender or the L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 10.04, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) Indemnification by the Borrower. The Borrower shall indemnify each Agent (and any sub-agent thereof), each Lender (including the Swing Line Lender) and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses (other than anticipated profits), claims, damages, penalties (including any OFAC related penalties), liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of any Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), the syndication of the credit facilities provided for herein, any engagement letter (and any related fee letter) delivered by any Agent or any Lender to the Borrower with respect to the transactions contemplated by this Agreement, any amendments, waivers or consents with respect to any provision of this Agreement or any of the other Loan Documents, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty), (ii) any Loan, Letter of Credit or Bankers’ Acceptance or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit or a Bankers’ Acceptance if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by Holdings, the Borrower or any of their Subsidiaries, or any Environmental Liability related in any way to Holdings, the Borrower or any of their Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to any Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to such Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the applicable Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the applicable Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, neither the Borrower nor any other Loan Party shall assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, any other Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, any other Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, any Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent or applicable other Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent or applicable other Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby and thereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the other Agents, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Loans or Revolving Commitments (including for purposes of this subsection (b), participations in L/C-BA Obligations and in Swing Line Loans) or the Term Loans, at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the Loans of an assigning Lender with respect to the Class being assigned or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or in the case of an assignment to a Person that is acting as the Italian Security Agent or the Taiwan Security Agent, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section, (x) the aggregate amount of the Revolving Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Revolving Commitment is not then in effect, the principal outstanding balance of the Revolving Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $2,500,000 and (y) the principal outstanding balance of the Term Loans of the assigning Lender subject to each such assignment shall not be less than $1,000,000, unless, in the case of either clause (x) or clause (y), each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; provided further that the Borrower shall be deemed to have consented to any such assignment during the initial primary syndication of the credit facilities provided for herein (as determined by Administrative Agent);

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender;

(C) the consent of the Primary L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is an assignment of a Revolving Loan or a Revolving Commitment and if such assignment is to a Person that is not a Revolving Lender; and

(D) the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required such assignment is an assignment of a Revolving Loan or a Revolving Commitment and if such assignment is to a Person that is not a Revolving Lender.

Notwithstanding any of the foregoing to the contrary, (i) no consent shall be required for any assignment to the Taiwan Security Agent or the Italian Security Agent and (ii) no Person acting as the Taiwan Security Agent or the Italian Security Agent (for so long as such Person is acting as the Taiwan Security Agent or the Italian Security Agent, as applicable) may assign (a) its Revolving Loans or Revolving Commitments such that after giving effect to such assignment such Person holds less than $1,000 of Revolving Loans or Revolving Commitments and (b) its Term Loan such that after giving effect to such assignment such Person holds less than $1,000 of the Term Loan.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Reasonably promptly after receipt thereof, the Administrative Agent shall provide to the Borrower a copy of each Assignment and Assumption that is not required to be executed by the Borrower.

(v) No Assignment to Borrower. No such assignment shall be made to Holdings, the Borrower or any of their Affiliates or Subsidiaries.

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C-BA Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and shall be binding on the Borrower and the Lenders. The Register shall be available for inspection by the Borrower and any Lender (with respect to (i) any entry relating to such Lender’s Loans, and (ii) the identity of the other Lenders (but not any information with respect to such other Lenders’ Loans), at any reasonable time and from time to time upon reasonable prior notice. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of what-so-ever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 10.06(c).

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or Holdings, the Borrower or any of their Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C-BA Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower for tax purposes, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Loan or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Loan or other obligation is in registered form under Section

5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as though it were a Lender.

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time any L/C Issuer or Swing Line Lender assigns all of its Commitment and Loans pursuant to subsection (b) above, (i) such L/C Issuer may, upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) such Swing Line Lender may, upon 30 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of such entity as L/C Issuer or Swing Line Lender, as the case may be. If any L/C Issuer resigns as L/C Issuer, such retiring L/C Issuer shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit and Bankers’ Acceptances issued by it and outstanding, and all Bankers’ Acceptances issuable under any Acceptance Credits outstanding, as of the effective date of its resignation as L/C Issuer and all L/C- BA Obligations with respect thereto (including the right to require the Lenders to make Revolving Loans that are Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If any Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Revolving Loans that are Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the applicable L/C Issuer to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit.

10.07 Treatment of Certain Information; Confidentiality. Each Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (and to other Persons authorized by a Lender, L/C Issuer or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 10.07) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.07, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any other Loan Party and their obligations, (g) with the consent of the Borrower, (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to any Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower, (i) to any rating agency when required by it; provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to Loan Parties received by it from any Agent or any Lender, or (j) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans. In addition, each Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar services providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement and the other Loan Documents.

For purposes of this Section, “Information” means all information received from Holdings, the Borrower or any Subsidiary relating to Holdings, the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to any Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by Holdings, the Borrower or any Subsidiary, provided that, in the case of information received from the Holdings, Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Agents, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning Holdings, the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09 Interest Rate Limitation.

(a) Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

(b) Without limiting the generality of the foregoing, the rate of interest applicable to each Loan (including the relevant component of any applicable fee and relevant cost) determined as of the date of execution of this Agreement is believed in good faith to be in compliance with the Italian Usury Law, and if pursuant to a change in law or in the official interpretation of Italian Usury Law, the rate of interest applicable to any Loan and/or the default rate of interest (if payable at such time by any Italian Loan Party in its capacity as Guarantor pursuant to the Italian Security Documents) is deemed to exceed the maximum rate permitted by Italian Usury Law, then the relevant interest rate and/or default rate owing by such Italian Loan Party shall be automatically reduced to the maximum admissible interest rate pursuant to such legislation, for the period during which it is not possible to apply the interest rate as originally agreed in this Agreement. Notwithstanding anything set out in this Agreement or any other Loan Document to the contrary, if at any time any remuneration in excess of the highest interest rate permitted under Italian Usury Law (the “Italian Maximum Rate”) is provided for in this Agreement and/or in any other Loan Documents, then in such event the remuneration payable by any Italian Loan Party in its capacity as Guarantor in respect of the amounts due pursuant to the Italian Security Documents shall not exceed the Italian Maximum Rate.

10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to satisfaction of the conditions set forth in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent, the Lenders and the Borrower and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, each Security Agent and each Lender, regardless of any investigation made by the Administrative Agent, any Security Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent, any Security Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.13 Replacement of Lenders. If (i) any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), (ii) any Lender (a “Non-Consenting Lender”) does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that has been approved by the Required Lenders as provided in Section 10.01 but requires the consent of such Lender, or (iii) any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender, the Administrative Agent, the Primary L/C Issuer and the Swing Line Lender require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);

(b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C-BA Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

(d) such assignment does not conflict with applicable Laws; and

(e) in the case of any such assignment resulting from a Non-Consenting Lender’s failure to consent to a proposed amendment, waiver, consent or release with respect to any Loan Document, the proposed replacement Lender consents to the proposed amendment, waiver, consent or release; provided that the failure by such Non-Consenting Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such Non-Consenting Lender and the mandatory assignment of such Non-Consenting Lender’s Commitments and outstanding Loans and participations in L/C-BA Obligations and Swing Line Loans pursuant to this Section 10.13 shall nevertheless be effective without the execution by such Non-Consenting Lender of an Assignment and Assumption.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

10.14 Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OR IN CONNECTION WITH IT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) SUBMISSION TO JURISDICTION.

(I) EACH OF THE BORROWER AND EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE

EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY SECURITY DOCUMENT GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO), IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(II) EACH LOAN PARTY THAT IS ORGANIZED UNDER THE LAWS OF A JURISDICTION OUTSIDE THE UNITED STATES HEREBY APPOINTS SUNEDISON SEMICONDUCTOR, LLC, A DELAWARE LIMITED LIABILITY COMPANY, WITH AN OFFICE AT 501 PEARL DRIVE (CITY OF O’FALLON), ST. PETERS, MO 63376, U.S.A., AS ITS AGENT FOR SERVICE OF PROCESS IN ANY MATTER RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

(c) WAIVER OF VENUE. EACH OF THE BORROWER AND EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) Notwithstanding any of the foregoing provision of this Section 10.14, Section 9.14 shall be governed by and construed in accordance with the laws of the ROC, and any dispute relating thereto shall be submitted to the non-exclusive jurisdiction of the ROC courts sitting in Taipei.

10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Agents and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Agents and Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Agents and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) no Agent has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and no Agent has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it or its Affiliates may have against any Agent with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.17 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and

Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.18 USA PATRIOT Act. Each Lender that is subject to the PATRIOT Act and each Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or such Agent, as applicable, to identify each Loan Party in accordance with the PATRIOT Act. Each Loan Party shall, promptly following a request by any Agent or any Lender, provide all documentation and other information that such Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

10.19 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law).

10.20 Negotiated Agreement—Italian Transparency Provisions. For the purposes of the transparency provisions set forth in the CICR Resolution of 4 March 2003, as amended and implemented from time to time, and in the “Disposizioni sulla trasparenza delle operazioni e dei servizi bancari e finanziari. Correttezza delle relazioni tra intermediari e clienti” issued by the Bank of Italy and as amended and supplemented from time to time (the “Transparency Rules”), the parties hereto mutually acknowledge and confirm that:

(a) they have appointed and have been assisted by their respective legal counsel in connection with the negotiation, preparation and execution of the Agreement; and

(b) this Agreement, and all of its terms and conditions, including the Recitals and the Schedules thereto, have been specifically negotiated on an individual basis and, as a result, this Agreement falls into the category of the agreements “che costituiscono oggetto di trattativa individuale” between the Parties and are exempted from the application of Section II of the Transparency Rules.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SUNEDISON SEMICONDUCTOR B.V., as the Borrower

By: /s/ Hermant D. Kapadia

Name:	Hermant D. Kapadia

Title:

[Signature Page to Credit Agreement]

SUNEDISON SEMICONDUCTOR LIMITED, as Holdings

By: /s/ Jeffrey L. Hall

Name:	Jeffrey L. Hall

Title:

[Signature Page to Credit Agreement]

GOLDMAN SACHS BANK USA, as Administrative Agent, Swing Line Lender, Joint Lead Arranger, Joint Bookrunner, Joint Syndication Agent and a Lender

By: /s/ Charles D. Johnston

Name:	Charles D. Johnston

Title:	Authorized Signatory

[Signature Page to Credit Agreement]

MACQUARIE CAPITAL (USA) INC., as Joint Bookrunner

By: /s/ Brian Sauvigné

Name:	Brian Sauvigné

Title:	Managing Director

By: /s/ Stephen Mehos

Name:	Stephen Mehos

Title:	Sr. Managing Director

[Signature Page to Credit Agreement]

CITIBANK, N.A., as L/C Issuer

By: /s/ Sean Kimchalk

Name:	Sean Kimchalk

Title:

[Signature Page to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Anca Trifan

Name:	Anca Trifan

Title:	Managing Director

By: /s/ Peter Cucchiara

Name:	Peter Cucchiara

Title:	Vice President

[Signature Page to Credit Agreement]

JOINDER

Each of the undersigned hereby joins this Agreement for the purpose of evidencing its agreement with, and each of the undersigned hereby acknowledges and agrees to, the terms and provisions of Section 9.12, Section 9.13, Section 9.14, Section 10.14 and Section 10.15.

SUNEDISON SEMICONDUCTOR HOLDINGS B.V., as a Loan Party

By: /s/ Hermant D. Kapadia

Name:	Hermant D. Kapadia

Title:

MEMC HOLDING B.V., as a Loan Party

By: /s/ Hermant D. Kapadia

Name:	Hermant D. Kapadia

Title:

[Signature Page to Joinder to Credit Agreement]

SUNEDISON SEMICONDUCTOR LLC, as a Loan Party By: /s/ Jeffrey L. Hall

Name:	Jeffrey L. Hall

Title:

[Signature Page to Joinder to Credit Agreement]

MEMC JAPAN LTD., as a Loan Party

By: /s/ Jeffrey L. Hall

Name:	Jeffrey L. Hall

Title:

[Signature Page to Joinder to Credit Agreement]

MEMC KOREA COMPANY., as a Loan Party

By: /s/ Jeffrey L. Hall

Name: Jeffrey L. Hall

Title:

[Signature Page to Joinder to Credit Agreement]

TAISIL ELECTRONIC MATERIALS CORPORATION, as a Loan Party

By: /s/ Jeffrey L. Hall

Name: Jeffrey L. Hall

Title:

[Signature Page to Joinder to Credit Agreement]

MEMC ELECTRONIC MATERIALS SENDIRIAN BERHAD, as a Loan Party

By: /s/ Jeffrey L. Hall

Name:	Jeffrey L. Hall

Title:

MEMC IPOH SDN. BHD., as a Loan Party

By: /s/ Jeffrey L. Hall

Name:	Jeffrey L. Hall

Title:

[Signature Page to Joinder to Credit Agreement]

MEMC ELECTRONIC MATERIALS S.P.A., as a Loan Party

By: /s/ Shaker Sadasivam

Name:	Shaker Sadasivam

Title:

[Signature Page to Joinder to Credit Agreement]

SUNEDISON SEMICONDUCTOR TECHNOLOGY PTE. LTD., as a Loan Party

By: /s/ Jeffrey L. Hall

Name:	Jeffrey L. Hall

Title:

[Signature Page to Joinder to Credit Agreement]

The undersigned hereby joins this Agreement for the purpose of evidencing its agreement with, and the undersigned hereby acknowledges and agrees to, the terms and provisions of Section 7.16(b).

SUNEDISON SEMICONDUCTOR HOLDINGS B.V.

By: /s/ Hermant D. Kapadia

Name:	Hermant D. Kapadia

Title:

[Signature Page to Joinder to Credit Agreement]

The undersigned hereby joins this Agreement for the purpose of evidencing its agreement with, and the undersigned hereby acknowledges and agrees to, the terms and provisions of Section 7.16(c).

MEMC HOLDING B.V., as a Loan Party By: /s/ Hermant D. Kapadia

Name:	Hermant D. Kapadia

Title:

[Signature Page to Joinder to Credit Agreement]

The undersigned hereby accepts the appointment as agent for service of process pursuant to Section 10.14(b)(II).

SUNEDISON SEMICONDUCTOR, LLC

By: /s/ Jeffrey L. Hall

Name:	Jeffrey L. Hall

Title:

Schedule 1.01(a)

Mortgaged Real Property

Loan Party	Location	Owned/Leased
SunEdison Semiconductor, LLC	St. Peters Plant 501 Pearl Drive (City of O’Fallon) St Peters, Missouri 63376	Owned

Taisil Electronic Materials Corporation	Hinschu Plant/Sales Office No. 2 Creation Road 1 Science-Based Industrial Park Hsinchu, 300 Taiwan, R.O.C.	Building owned; Land leased

MEMC Korea Company	Cheonan Plant 854, Manghyang-ro Seonggeo-eup, Seobuk-gu, Cheonan-si, Chungcheongnam-do 331-831 Korea	Owned

MEMC Japan Ltd.	Utsunomiya Plant 11-2 Kiyohara Industrial Park Utsunomiya City, Tochigi Prefecture, Japan 321-3296	Owned

MEMC Ipoh Sdn. Bhd.	Ipoh Plant No.5, Jalan Klebang 1/5, Kinta Free Industrial Zone, 31200 Chemor, Perak, Malaysia	Owned

Schedule 1.01(b)

Closing Date Immaterial Subsidiaries

1.	MEMC Electronic Materials GmbH

2.	MEMC Electronic Materials France S.A.R.L.

3.	MEMC Electronic Materials Sales Sdn. Bhd.

SCHEDULE 1.10

DUTCH TERMS

(c) a necessary action to authorize where applicable, includes without limitation:

(i) any action required to comply with the Works Councils Act of The Netherlands (Wet op de ondernemingsraden); and

(ii) obtaining an unconditional positive advice (advies) from the competent works council(s) if a positive advice is required pursuant to the Dutch Works Councils Act (Wet op de ondernemingsraden);

(d) wilful misconduct means opzet;

(e) gross negligence means grove schuld;

(f) negligence means schuld;

(g) a security interest includes any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), privilege (voorrecht), right of retention (recht van retentie), right to reclaim goods (recht van reclame), and, in general, any right in rem (beperkt recht), created for the purpose of granting security (goederenrechtelijk zekerheidsrecht);

(h) a winding-up, administration or dissolution (and any of those terms) includes a Dutch entity being declared bankrupt (failliet verklaard) or dissolved (ontbonden);

(i) a moratorium includes surseance van betaling and a moratorium is declared or occurs includes surseance verleend;

(j) any step or procedure taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under Section 36 of the Dutch Tax Collection Act (Invorderingswet 1990);

(k) an administrative receiver or receiver includes a curator;

(l) an administrator includes a bewindvoerder;

(m) an attachment includes a beslag;

(n) a merger includes a juridische fusie;

(o) a demerger includes a juridische splitsing; and

(p) financial assistance means any action or contemplated action prohibited by a naamloze vennootschap, section 2:98(c) of the Dutch Civil Code. Semiconductor B.V.

SCHEDULE 1.11

ITALIAN TERMS

(a) a winding-up, administration or dissolution includes, without limitation, any liquidazione, procedura concorsuale (fallimento, concordato preventivo, concordato fallimentare, accordo di ristrutturazione dei debiti, liquidazione coatta amministrativa, amministrazione straordinaria delle grandi imprese in crisi), cessione dei beni ai creditori and any other similar proceedings;

(b) a receiver, administrative receiver, administrator or the like includes, without limitation, a curatore, commissario giudiziale, commissario straordinario, liquidatore and any other person performing the same function of each of the foregoing;

(c) a lease includes, without limitations, a contratto di locazione;

(d) a matured obligation includes, without limitation, any credito liquido ed esigibile and credito scaduto; and

(e) a Lien includes, without limitation, any pegno, ipoteca, privilegio (including the privilegio speciale created pursuant to Article 46 of the Italian Banking Law), cessione del credito in garanzia and any other diritto reale di garanzia or other transactions having the same effect as each of the foregoing.

SCHEDULE 2.01(a)

REVOLVING COMMITMENTS AND APPLICABLE PERCENTAGE

Lender	Revolving Commitment	Applicable Percentage
GOLDMAN SACHS BANK USA	$25,000,000.00	50%
DEUTSCHE BANK AG NEW YORK BRANCH	$25,000,000.00	50%
Total	$50,000,000.00	100%

SCHEDULE 2.01(b)

TERM LOAN COMMITMENTS AND APPLICABLE PERCENTAGE

Lender	Term Loan Revolving Commitment	Applicable Percentage
GOLDMAN SACHS BANK USA	$210,000,000.00	100%
Total	$210,000,000.00	100%

Schedule 4.01

CLOSING CHECKLIST

CREDIT AGREEMENT

among

SUNEDISON SEMICONDUCTOR B.V.,

as Borrower,

SUNEDISON SEMICONDUCTOR LIMITED,

GOLDMAN SACHS BANK USA,

as Administrative Agent,

GOLDMAN SACHS BANK USA,

as Sole Lead Arranger and Sole Syndication Agent

GOLDMAN SACHS BANK USA, , and

MACQUARIE CAPITAL (USA) INC.,

as Joint Bookrunners

and

The Lenders Party Thereto

Closing Date: May 27, 2014

SUNEDISON SEMICONDUCTOR B.V.

TRANSACTION PARTIES

ABBREVIATION	FULL NAME
Loan Parties

Borrower	SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands having its official seat (statutaire zetel) in Amsterdam, the Netherlands, registered with the Dutch trade register under number 59315695

Dutch Entities	The Borrower, Dutch Holdco (as defined below) and MEMC Netherlands (as defined below)

Dutch Holdco	SunEdison Semiconductor Holdings B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands, registered with the Dutch trade register under number 59315660

Guarantors	IP SPV, Holdings, and Subsidiaries of the Borrower listed on Annex A

Holdings	SunEdison Semiconductor Limited, a public limited company organized under the laws of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore)

IP SPV	SunEdison Semiconductor Technology Pte. Ltd.

Loan Parties	The Borrower and the Guarantors

MEMC Netherlands	MEMC Holding B.V. a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands, registered with the Dutch trade register under number 34133308

Taisil Electronic	Taisil Electronic Materials Corporation is a company duly organized and validly existing under the laws of the Republic of China (Taiwan) with ROC registration number of 84149300

Financing Parties

Agent	Goldman Sachs Bank USA, as Administrative Agent

Arranger	Goldman Sachs Bank USA, as Sole lead Arranger, Sole Syndication Agent, and Joint Bookrunner with Macquirie Capital USA Inc.

Lenders	The financial institutions party to the Credit Agreement as lenders thereunder

Legal Counsel

Skadden	Skadden, Arps, Slate, Meagher & Flom LLP (counsel to Loan Parties)

LW	Latham & Watkins LLP (counsel to Agent and Arranger)

LW Milan	Latham & Watkins LLP Milan Office (counsel to Agent and Arranger – Italy)

SLT	Studio Legale Tosato (counsel to Loan Parties – Italy)

N&A	Nishimura & Asahi (counsel to Agent and Arranger – Japan)

WP	Wong Partners (counsel to Agent and Arranger – Malaysia)

RL&P	Rahmat Lim & Partners (counsel to Loan Parties – Malaysia)

L&L	Loyens & Loeff (counsel to Agent and Arranger – Netherlands)

Heussen	Heussen (counsel to Loan Parties – Netherlands)

LW Singapore	Latham & Watkins LLP Singapore Office (counsel to Agent and Arranger – Singapore)

R&T	Rajah & Tann LLP (counsel to Loan Parties – Singapore)

K&C	Kim & Chang (counsel to Agent and Arranger – Korea)

HMP	Hwang Mok Park, P.C (counsel to Loan Parties – Korea)

B&M	Baker & McKenzie (counsel to Agent and Arranger – Taiwan)

L&L	Lee and Li (counsel to Loan Parties – Taiwan)

I.	CREDIT AGREEMENT

A.	Credit Agreement

Schedules to Credit Agreement

a.	Schedule 1.01(a) – Mortgaged Real Property

b.	Schedule 1.01(b) – Closing Date Immaterial Subsidiaries

c.	Schedule 1.10 – Dutch Terms

d.	Schedule 1.11 – Italian Terms

e.	Schedule 2.01(a) – Revolving Commitments and Applicable Percentages

f.	Schedule 2.01(b) – Term Loan Commitments and Applicable Percentages

g.	Schedule 4.01– Closing Checklist

h.	Schedule 5.13 – Subsidiaries; Material Equity Investments

i.	Schedule 6.17 – Post-Closing Obligations

j.	Schedule 7.01 – Existing Liens

k.	Schedule 7.02 – Existing Investments

l.	Schedule 7.03 – Existing Indebtedness

m.	Schedule 7.03(i) – Letters of Credit Facilities and Local Lines of Credit

n.	Schedule 7.08 – Existing Affiliate Agreements

o.	Schedule 7.09 – Existing Burdensome Agreements

p.	Schedule 10.02 – Administrative Agent’s Office; Certain Addresses for Notices

Exhibits to Credit Agreement

a.	Exhibit A – Form of Loan Notice

b.	Exhibit B – Form of Swing Line Loan Notice

c.	Exhibit C-1 – Form of Revolving Note

d.	Exhibit C-2 – Form of Term Note

e.	Exhibit D – Form of Compliance Certificate

f.	Exhibit E-1 – Form of Assignment and Assumption

g.	Exhibit E-2 – Form of Administrative Questionnaire

h.	Exhibit F – Form of Pledge and Security Agreement (US)

i.	Exhibit G – Form of Guaranty Agreement (US)

j.	Exhibit H – Form of Intercompany Note

k.	Exhibit I – Form of Perfection Certificate

l.	Exhibit J – Form of Notice of Specified Related Credit Agreement

B.	Notes for each of the following Lenders:

[No Lender requested Notes on the Closing Date]

II.	U.S. SECURITY DOCUMENTS AND OTHER LOAN DOCUMENTS

A.	Pledge and Security Agreement (U.S.)

Schedules to Security Agreement (U.S.)

a.	Schedule 5.1 – General Information

b.	Schedule 5.2 – Collateral Identification

c.	Schedule 5.4 – Financing Statements

d.	Schedule 5.5 – Location of Equipment and Inventory

Exhibits to Security Agreement (U.S.)

a.	Exhibit A – Pledge Supplement

b.	Exhibit B – Uncertificated Securities Control Agreement

c.	Exhibit C – Securities Account Control Agreement

d.	Exhibit D – Deposit Account Control Agreement

e.	Exhibit E – Trademark Security Agreement

f.	Exhibit F – Patent Security Agreement

g.	Exhibit G – Copyright Security Agreement

B.	Guaranty Agreement (U.S.)

Schedule to Guaranty Agreement (U.S.)

a.	Schedule 1 – Guarantor Information

Exhibits to Guaranty Agreement (U.S.)

a.	Exhibit A – Form of Joinder Agreement

C.	MEMC Korea Company Patent Security Agreement

a.	Schedule A to Patent Security Agreement

D.	Perfection Certificate

E.	Intercompany Note

Endorsement

III.	SECURITY FILINGS AND SEARCHES

A.	UCC Searches

B.	IP Searches

C.	Terminations and Releases as set forth on Annex C

D.	UCC-1 Financing Statements:

SunEdison Semiconductor Limited (to be filed in D.C. and Missouri)

SunEdison Semiconductor B.V. (to be filed in D.C. and Missouri)

SunEdison Semiconductor,
LLC (to be filed in Delaware)

MEMC Japan Ltd. (to be filed in D.C. and Missouri)

MEMC Electronic Materials
Sendirian Berhad (to be filed in D.C. and Missouri)

MEMC Korea Company (to be filed in D.C. and Missouri)

MEMC Electronic
Materials S.p.A. (to be filed in D.C. and Missouri)

MEMC Holding B.V. (to be filed in D.C. and Missouri)

SunEdison Semiconductor
Holdings B.V. (to be filed in D.C. and Missouri)

Taisil Electronic Materials
Corporation (to be filed in D.C. and Missouri)

MEMC Ipoh Sdn. Bhd. (to be filed in D.C. and Missouri)

IP SPV (to be filed in D.C. and Missouri)

E.	Intellectual Property Filings:

USPTO Filings

Copyright Office Filings

IV.	LEGAL OPINIONS

A.	Legal Opinion of Skadden

B.	Legal Opinion of In-House Counsel

C.	Legal Opinion of Bryan Cave

V.	CLOSING AND OFFICER’S CERTIFICATES

A.	Secretary’s Certificates certifying as to the completeness and accuracy of the documents provided on Annex A and attaching such documents thereto

B.	Management Certificate

a.	attaching the deed of incorporation, trade register and shareholders’ registry of the Borrower;

b.	attaching the board resolution and shareholder resolution of the Borrower;

c.	attaching the specimen signatures of the persons authorized to to sign on behalf of the Borrower;

d.	certifying that such resolutions and board resolutions are correct, complete and in full force and effect and have not been amended or superseded;

e.	certifying that other than (i) consents, licenses approvals and Governmental Authorizations which have been obtained by the Loan Parties and (ii) consents, licenses and approvals set forth on Schedule 6.17 of the Credit Agreement, no consents, licenses approvals and Governmental Authorizations are required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of the Loan Documents to which it is a party

f.	certifying that the conditions specified in Sections 4.02(a) and (b) of the Credit Agreement have been satisfied;

g.	certifying that there has been no event or circumstance since the date of the Audited Financial Statements that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect,

h.	certifying that there is no claim or proceeding pending and, to the best of such officer’s knowledge, there is no claim or proceeding initiated that purports or seeks to adversely affect the Credit Agreement, any other Loan Document or any other material aspect of the transactions contemplated by the Loan Documents;

i.	certifying that the Consolidated Leverage Ratio, after giving effect to the initial public offering of the Equity Interests in Holdings and the initial Loans to be made and the Letters of Credit to be issued, does not exceed 3.50 to 1.00;

j.	attaching copies of each of the Holdings Agreements and certifying that each Holdings Agreement is correct, complete and in full force and effect (subject to redaction, in Exhibits A and B of the Patent and Technology Cross-License Agreement, of certain information regarding unpublished patent applications) and has not been amended or superseded, and attaching copies of notice of collateral assignment to Administrative Agent required by the applicable Holding Agreement delivered on the Closing Date;

k.	attaching copies of the Escrow / Assignment Agreements and certifying that each is correct, complete and in full force and effect and has not been amended or superseded;

l.	attaching copies of the Share Purchase Agreements (as described in Section 4.01(i) of the Credit Agreement) and certifying that each Share Purchase Agreement is correct, complete and in full force and effect and has not been amended, superseded or terminated and no breach or default has occurred under any of such Share Purchase Agreements;

m.	attaching copies of the Exclusive License Agreement and certifying that such agreement is correct, complete and in full force and effect and has not been amended or superseded

n.	attaching copies of the Non-Exclusive License Agreement and certifying that such agreement is correct, complete and in full force and effect and has not been amended or superseded;

o.	certifying that each of the actions and deliveries described in the steps set forth in the closing mechanics attached as Schedule 9 thereto has occurred; and

p.	certifying that both immediately before and immediately after the consummation of the transactions on the Closing Date, each Loan Party is, individually and together with its Subsidiaries on a consolidated basis, Solvent.

VI.	ACTIONS FOR PLEDGED COLLATERAL

A.	Delivery of Pledged Certificated Stock/LLC Interests set forth on Annex D and undated stock powers

B.	Delivery of Pledged Notes set forth on Annex D and undated transfer powers

C.	Deposit Account Control Agreements

Citi Bank, NY

Wells Fargo Bank, NA

VII.	REAL ESTATE DELIVERABLES

A.	See Annex B

VIII.	MISCELLANEOUS DOCUMENTS / ACTIONS

A.	Insurance Certificates with Endorsements

(1)	General Liability

(2)	Personal Property

B.	KYC / Patriot Act and Related Information

C.	Loan Notice

D.	Letter of Direction / Funds Flow

E.	Fee Letter

F.	Citibank Fronting Fee Letter

G.	Exclusive License Agreement

H.	Non-Exclusive License Agreement

I.	Borrower shall have been assigned a corporate family rating from Moody’s and a corporate credit rating from S&P, and the Loans shall have been assigned a credit rating from each of Moody’s and S&P

J.	Arranger shall have received evidence satisfactory to the Arranger that the pricing for the initial public offering of the Equity Interest in Holdings has occurred

IX.	ITALY SECURITY DOCUMENTS AND OTHER LOAN DOCUMENTS

Pledge over the shares of MEMC Electronic Materials S.p.A. granted by SunEdison Semiconductor B.V. (duly certified by a notary as to place and date of signing)*

Guaranty (duly certified by a notary as to place and date of signing)

Security Agreement (Equipment)*

Delivery to the Italian Security Agent of satisfactory evidence of the fulfillment of the prescribed formalities for the registration of the Security Agreement over Equipment.*

Validity and enforceability opinion (LW Milan)

Power and capacity opinion (SLT)

Annotation of the creation of the Pledge on the Share Certificates in the form set out under Schedule C (Forms for endorsement by way of security and annotations) - Part I (B).*

Delivery of the Share Certificates, duly annotated pursuant to no. 7 above (together with a notarised copy of such annotation), to the Italian Security Agent, in its capacity as custodian of the Collateral.*

Annotation of the creation of the Pledge in the shareholders’ ledger of MEMC Electronic Materials S.p.A., in the form of the annotation set out under Schedule C (Forms for endorsement by way of security and annotations) Part II.*

Delivery of an abstract of the shareholders’ ledger of MEMC Electronic Materials S.p.A. showing such annotation in the form of the annotation set out under Schedule C (Forms for endorsement by way of security and annotations) Part II, duly certified by a notary.*

Delivery of an acceptance letter in the form attached as Schedule E (Form Of Acceptance Letter) *

*	To be executed and delivered following appointment of Italian Security Agent.

X.	JAPAN SECURITY DOCUMENTS AND OTHER LOAN DOCUMENTS

A.	SECURITY AGREEMENTS

Share Pledge Agreement

Revolving Mortgage (Ne-teitouken) Agreement

Security Assignment Agreement of Intercompany Loan

Security Assignment Agreement of Accounts Receivable

Security Assignment Agreement of Movable Assets (Equipment)

Insurance Claims Pledge Agreement

Patent Pledge Agreement

Trademark Pledge Agreement

B.	PERFECTION DOCUMENT

Share Certificates (See Annex D)

a.	Amendment to the Transfer Restrictions of Shares (the Deemed Board Approval for the Enforcement or Private Sale)

Registrations

a.	Land

b.	Building

c.	Claims (Accounts Receivable)

d.	Movable Assets (Equipment)

e.	Patent

f.	Trademark

Consents

a.	Letter of Consent regarding Security Assignment Agreement of Intercompany Loan

b.	Consent to Assignment

Certificate of Constructive Transfer (sen-yu kaitei)

Request for Consent to Creation of Pledge (shichiken settei shounin seikyusho)

C.	GUARANTY AGREEMENT (Japan)

D.	ORGANIZATIONAL AND AUTHORIZING DOCUMENTS

Officer’s Certificate attaching

a.	the articles of incorporation, the shareholders registry, the commercial registration, and the certificate set out in 2 below;

b.	the minutes of the shareholders’ meeting;

c.	the minutes of the board of directors; and

d.	a list of authorized signatories

Certificate of Seal Impression of Representative Director

Delivery of MEMC Japan Shareholder Registry

Resolution of MEMC Japan Ltd. Board of Directors:

a.	approving Loan Documents; and

b.	authorizing persons to execute and/or dispatch all documents and notices.

Specimen signature of each signatory authorized by the resolutions

E.	Legal Opinion of Skadden Tokyo

F.	Legal Opinion of N&A

G.	Loan Payoff Documentation

Copy of the repayment certificate (bensaisho) evidencing that Existing MEMC Japan Loans has been paid in full

XI.	KOREA SECURITY DOCUMENTS AND OTHER LOAN DOCUMENTS

A.	Guaranty

B.	Share Pledge Agreement

Schedules to Share Pledge Agreement

a.	Schedule I – Details of Pledged Shares

Exhibits to Share Pledge Agreement

a.	Exhibit A – Form of Supplemental Agreement

b.	Exhibit B – Form of Deed of Assignment

C.	Factory Mortgage

Schedules to Factory Mortgage (Land and Building)

a.	Schedule I – List of Mortgaged Property

b.	Schedule II – List of Mortgaged Property (Machinery and Equipment)

c.	Schedule III – List of Unregistered Buildings

d.	Schedule IV – Excluded Property

Exhibits to Factory Mortgage

a.	Exhibit A – Form of Supplemental Agreement

D.	Supplemental Mortgage Documents

Agent’s Power of Attorney for Registering Mortgage and Agent’s Secretary’s Certificate

MKC’s Power of Attorney for Registering Mortgage

Title document ( in Korean) of Real Property

E.	Receivables Assignment Agreement

Schedules to Receivables Assignment Agreement

a.	Schedule 1 – List of Existing Contracts

b.	Schedule 2 – List of Excluded Contracts

Exhibits to Receivables Assignment Agreement

a.	Exhibit I – Form of Additional Assignment Notice

b.	Exhibit II – Form of Notice of Assignment

F.	Inventory Assignment Agreement

Schedules to Inventory Assignment Agreement

a.	Schedule I – List of Inventory Locations

G.	Miscellaneous

Pledged Shares Deliverables

a.	Delivery of the Share Certificates representing the shares subject to the pledge (See Annex D)

b.	Delivery of MKC’s updated shareholders’ registry

c.	Delivery of executed Deeds of Assignment

(1)	Borrower (60%)

(2)	MEMC Netherlands (40%)

Bank of Korea Report

Report to the Foreign Exchange Bank of Korea

Corporate Documents

a.	MKC’s Articles of Incorporation

b.	MKC’s company registry extracts

c.	Resolution of Board of Directors

d.	Seal impression certificate of MKC’s representative director

Legal Opinion of K&C

Legal Opinion of HMP

XII.	MALAYSIA SECURITY DOCUMENTS AND OTHER LOAN DOCUMENTS

A.	SECURITY DOCUMENTS

Charge over shares of MEMC Electronic Materials Sendirian Berhad (“MEMSB”) and MEMC Electronic Materials Sales Sdn. Bhd. (“MEMSSB”) granted by SunEdison Semiconductor B.V. (“Share Charge (Malaysia) A”)

Charge over shares of MEMC Ipoh Sdn. Bhd. (“MEMC Ipoh”) granted by SunEdison Semiconductor Holdings B.V. (“Share Charge (Malaysia) B”)

Guarantee by MEMSB

Guarantee by MEMC Ipoh

Specific debenture over plants and machineries in Kuala Lumpur Plant

Land charge over Ipoh Plant by MEMC Ipoh (“Land Charge”)

Assignment and charge over bank accounts by MEMC Ipoh (“Assignment and Charge of Accounts (Malaysia) A”)

Assignment and charge over bank accounts by MEMSB (“Assignment and Charge of Accounts (Malaysia) B”)

B.	DELIVERABLES/CPs

Approval of Bank Negara Malaysia (central bank of Malaysia) for Malaysian subsidiaries to provide security/guarantee.

Forms 34 executed by MEMSB and MEMC Ipoh respectively in respect of charges created pursuant to relevant security documents.

Evidence that Forms 34 have been duly lodged with the Companies Commission of Malaysia.

Evidence that the following documents have been presented at the High Court of Malaya for the registration of such instruments as instruments containing a power of attorney:

(i)	Share Charge (Malaysia) A;

(ii)	Share Charge (Malaysia) B;

(iii)	Specific Debenture;

(iv)	Assignment and Charge of Accounts (Malaysia) A; and

(v)	Assignment and Charge of Accounts (Malaysia) B.

Evidence that the Land Charge (Malaysia) has been presented for registration at the relevant land office.

Share Charge (Malaysia) A:

(1)	all original share certificates of MEMSB and MEMSSB

(2)	all share transfer forms duly executed by SESBV

(3)	executed and undated letter of resignation of each director and the company secretary of MEMSB and MEMSSB in the form attached as Annex 1 of Share Charge (Malaysia) A

(4)	executed letter of authority of each director and the company secretary of MEMSB and MEMSSB, in the form attached as Annex 2 of Share Charge (Malaysia) A, authorising to date the resignation letters

(5)	a certified true copy of the board of directors’ resolution of MEMSB and MEMSSB, in the form attached hereto as Annex 3 of Share Charge (Malaysia) A, authorising the transfer of the shares from SESBV to Administrative Agent and the registration thereof

(6)	a certified true copy of SESBV’s board of directors’ resolution, in the form attached hereto as Annex 4 of Share Charge (Malaysia) A, authorising the transfer of the shares from SESBV to Administrative Agent

Share Charge (Malaysia) B:

(1)	all original share certificates of MEMC Ipoh

(2)	all share transfer forms duly executed by SES Holdings BV

(3)	executed and undated letter of resignation of each director and the company secretary of MEMC Ipoh (other than any company secretary who is an officer or an employee of Tricor Corporate Services Sdn. Bhd. (Company No. 779773-H)) in the form attached as Annex 1 of Share Charge (Malaysia) B

(4)	executed letter of authority of each director and the company secretary of MEMC Ipoh (other than any company secretary who is an officer or an employee of Tricor Corporate Services Sdn. Bhd. (Company No. 779773-H)), in the form attached as Annex 2 of Share Charge (Malaysia) B, authorising to date the resignation letters

(5)	a certified true copy of the board of directors’ resolution of MEMC Ipoh, in the form attached hereto as Annex 3 of Share Charge (Malaysia) B, authorising the transfer of the shares from SES Holdings BV to Administrative Agent and the registration thereof

(6)	a certified true copy of SES Holdings BV’s board of directors’ resolution, in the form attached hereto as Annex 4 of Share Charge (Malaysia) B, authorising the transfer of the shares from SES Holdings BV to Administrative Agent

Land Charge:

(1)	the original issue document of title to the Ipoh Plant

(2)	certified true copies of MEMC Ipoh’s Memorandum and Articles of Association, Forms 24, 44 and 49

(3)	certified true copy of board resolutions of MEMC Ipoh authorising the creation/execution of the charge in favour of Administrative Agent

(4)	the original current quit rent and assessment receipts of the Ipoh Plant

* Note - documents set out in items (ii), (iii) and (iv) are to facilitate the presentation of the Land Charge at land office

Copy of the notice of assignment served on the respective account banks and the original acknowledgements thereof.

Opinion of WP in respect of the Malaysian Security Documents (other than the Land Charge) and the Malaysian entities’ capacity in respect of the entry into the relevant documents as stated in the legal opinion.

XIII.	NETHERLANDS SECURITY DOCUMENTS AND OTHER LOAN DOCUMENTS

A.	SECURITY DOCUMENTS

Security Agreement

Deed of pledge of shares in the capital of the Borrower

Deed of pledge of shares in the capital of Dutch Holdco

Deed of pledge of shares in the capital of MEMC Netherlands

Guaranty

B.	DELIVERABLES SECURITY AGREEMENT

Delivery of list of all Intercompany Debtors

Delivery of list of all Accounts

Draft notice(s) relating to the Security Agreement

A copy of the duly executed notices (and acknowledgement of pledge) required to be sent under the Security Agreements

Notice to MEMC Electronic Materials S.p.A. (Intercompany Debtor)

Notice to Deutsche Bank (Accounts)

C.	DELIVERABLES DEEDS OF PLEDGE OF SHARES

Delivery of shareholders registry (Borrower)

Delivery of shareholders registry (Dutch Holdco)

Delivery of shareholders registry (MEMC Netherlands)

Delivery of a copy of title documents in respect of the shares of the Borrower

Delivery of a copy of itle documents in respect of the shares of Dutch Holdco

Delivery of a copy of title documents in respect of the shares of MEMC Netherlands

D.	POWERS OF ATTORNEY

Power of attorney of Borrower in respect of:

-Deed of pledge of shares in the capital of the Borrower;

-Deed of pledge of shares in the capital of Dutch Holdco.

Notarial power of attorney of Dutch Holdco in respect of: the Deed of pledge of shares in the capital of Dutch Holdco.

Notarial power of attorney of MEMC Netherlands in respect of: the Deed of pledge of shares in the capital of MEMC Netherlands.

Power of attorney of SunEdison Semiconductor Limited. in respect of deed of pledge of shares in the capital of the Borrower.

Power of attorney of MEMC Electronic Materials SpA in respect of deed of pledge of shares in the capital of MEMC Netherlands.

Power of attorney of the Agent in respect of:

-Deed of pledge of shares in the capital of the Borrower;

-Deed of pledge of shares in the capital of Dutch Holdco; and

-Deed of pledge of shares in the capital of MEMC Netherlands.

E.	MISCELLANEOUS

Registration of the Security Agreement with the Dutch tax authorities

Legal Opinion of L&L

F.	CORPORATE/CONSTITUTIONAL DOCUMENTS

1.	A certified copy of the constitutional documents (and any amendments thereto) and an up-to-date excerpt of the Dutch Entities

2.	A certified copy of the board resolutions from each Loan Party incorporated under Dutch Law:

q.	approving Loan Documents;

r.	authorizing persons to execute and/or dispatch all documents and notices;

s.	authorizing Holdings to act as its agent in connection with the Loan Documents; and

t.	confirming that the Loan Party is a group company of all other companies whose obligations are guaranteed or secured by the Loan Party under the Loan Documents of the transactions entered into thereunder.

3.	A certified copy of the shareholders of the Dutch entities approving the board resolution and the terms of, and the transactions contemplated by the Credit Documents.

4.	Management certificates of the Dutch Entities (including specimen signature schedule)

XIV.	SINGAPORE SECURITY DOCUMENTS AND OTHER LOAN DOCUMENTS

A.	SINGAPORE SECURITY AND GUARANTEE DOCUMENTS

Singapore Guarantee by Holdings

Singapore Debenture by Holdings

Singapore Share Charge over IP SPV

Singapore Debenture by IP SPV

Singapore Guarantee by IP SPV

A.	NOTICES TO THIRD PARTIES AND ACKNOWLEDGEMENTS

1.	Notices to Citibank NA, Singapore Branch in respect of accounts with account no. 0-858195-012 and account no. 0-858195-004

2.	Acknowledgements from Citibank NA, Singapore Branch relating to notices referred to in paragraph B1 above.

B.	REGULATORY FILINGS

1.	Statement containing particulars of charge for the following documents: Singapore Guarantee by Holdings, Singapore Debenture by Holdings, Singapore Share Charge over IP SPV, Singapore Debenture by IP SPV, Singapore Guarantee by IP SPV, Pledge and Security Agreement (US), the Dutch deed of pledge of shares by Holdings in Borrower, Guaranty (US), Guaranty (Japan), Guaranty (Netherlands), Guaranty (Korea), to be filed with the Accounting and Corporate Regulatory Authority of Singapore

2.	Registration with the Intellectual Property Office of Singapore for the following documents: Pledge and Security Agreement (US), Singapore Debenture by Holdings, Singapore Debenture by IP SPV, Exclusive License Agreement and Non-Exclusive License Agreement

C.	CORPORATE DOCUMENTS

1.	A certified copy of each of the certificate of incorporation and memorandum and articles of Holdings

2.	A certified extract of (A) the resolutions of the Board of Directors of Holdings and (B) the shareholder of Holdings (i) approving the terms of, and the transactions contemplated by the Loan Documents entered into by Holdings (together, the “Holdings Documents”); (ii) authorizing a specified person or persons to execute and deliver the Holdings Documents; and (iii) authorizing a specified person or persons to sign and/or dispatch all documents and notices or take any other action on behalf of Holdings under or in connection with the Holdings Documents

3.	A certificate of an authorized signatory of Holdings certifying that (i) its performance of the Holdings Documents would not cause any guaranteeing or similar limit binding on Holdings to be exceeded; and (ii) each copy document relating to Holdings is true and complete, has not been amended or rescinded and is in full force and effect

4.	Specimen signature list of each authorized signatory authorized by the resolutions of Holdings

5.	A certified copy of each of the certificate of incorporation and memorandum and articles of IP SPV

6.	A certified extract of the resolutions of the Board of Directors of IP SPV (i) approving the terms of, and the transactions contemplated by the Loan Documents entered into by IP SPV (together, the “IP SPV Documents”); (ii) authorizing a specified person or persons to execute and deliver the IP SPV Documents; (iii) authorizing a specified person or persons to sign and/or dispatch all documents and notices or take any other action on behalf of IP SPV under or in connection with the IP SPV Documents; and (iv) confirming that IP SPV is a group company of all other companies whose obligations are guaranteed or secured by IP SPV under the Loan Documents of the transactions entered into thereunder

7.	A certificate of an authorized signatory of IP SPV certifying that each copy document relating to IP SPV is true and complete, has not been amended or rescinded and is in full force and effect

8.	Specimen signature list of each authorized signatory authorized by the resolutions of IP SPV

D.	DELIVERABLES

1.	Share certificate no. 1 relating to shares of IP SPV held by Holdings

2.	Blank share transfer form executed by Holdings

E.	LEGAL OPINION

1.	Legal opinion of R&T

F.	MISCELLANEOUS

1.	Companies Act Section 76A(6) financial assistance “whitewash” certificate

2.	Certificates of stamp duty evidencing stamp duty paid with respect to (i) the Singapore Share Charge, (ii) the Guaranty (Singapore), (iii) the Guaranty (IP SPV), (iv) the Guaranty (US), (v) the Guaranty (Japan), (vi) the Guaranty (Netherlands) and (vii) the Guaranty (Korea)

XV.	TAIWAN SECURITY DOCUMENTS AND OTHER LOAN DOCUMENTS

A.	SECURITY DOCUMENTS

1.	Real Estate Mortgage Agreement, including short-form agreement for the registration purpose*

2.	Chattel Mortgage Agreement, including short-form agreement for the registration purpose*

3.	Share Pledge Agreement*

4.	Insurance Assignment Agreement

5.	Account Pledge Agreement*

6.	Assignment of Intercompany Loan Agreement*

7.	Guaranty

B.	DELIVERABLES REAL ESTATE MORTGAGE AGREEMENT

1.	Evidence that Taisil Electronic shall have caused first priority mortgages to have been registered over all building(s) it owns*

C.	DELIVERABLES CHATTEL MORTGAGE AGREEMENT

1.	List of all chattel property*

2.	Evidence that the chattel mortgage has been duly registered with the Hsinchu Science Park Administration (“SIPA”)*

D.	DELIVERABLES SHARE PLEDGE AGREEMENT

1.	Endorsement and Delivery of the share certificates*

2.	Notice to the issuing company (Taisil Electronic) in respect of creation of the share pledge*

3.	Duly executed and undated application for transfer of shares*

E.	DELIVERABLES INSURANCE ASSIGNMENT AGREEMENT

1.	Notice of Insurance Assignment duly executed by Taisil Electronic

2.	Letter of undertaking executed by the insurer in the form set out in the insurance assignment agreement

3.	A copy of the insurance policy

F.	DELIVERABLES ACCOUNT PLEDGE AGREEMENT

1.	Notice to the account bank in respect of the account pledge*

2.	Acknowledgment from the account bank*

G.	DELIVERABLES ASSIGNMENT OF INTERCOMPANY LOAN AGREEMENT

1.	Notice of assignment to the intercompany debtor*

2.	Originals of the relevant intercompany loan agreements*

H.	GUARANTY DELIVERABLES

1.	Promissory Note

2.	Promissory Note Authorization

I.	CORPORATE/CONSTITUTIONAL DOCUMENTS

1.	Company amendment registration card of Taisil Electronic

2.	Articles of incorporation of Taisil Electronic

3.	A certified copy of the resolutions of the board of directors of Taisil Electronic in form and substance reasonably satisfactory to the Administrative Agent:

(I) approving the transaction(s) contemplated under the Loan Documents and the Loan Documents to which is it a party and

(II) authorizing any director or officer to sign and, if required, to affix its corporate seal to this Loan Documents and all other documents required in connection with the contemplated transaction

a.	Delivery of specimen signature

J.	Legal Opinion of B&M

*	To be executed and delivered following appointment of Taiwan Security Agent.

ANNEX A

ORGANIZATIONAL AND AUTHORIZATION DOCUMENTS

(Closing Certificates and Attachments thereto)

Entity Name	Jurisdiction of Formation	Secretary’s Certificate	Incumbency	Certified Articles/ Certificate of Incorporation/ Formation	Bylaws / Operating Agreement	Resolutions/ Unanimous Written Consent	Good Standing	Foreign Qualifications
SunEdison Semiconductor Limited	Singapore
SunEdison Semiconductor B.V.	Netherlands
SunEdison Semiconductor, LLC	Delaware
MEMC Japan Ltd.	Japan
MEMC Electronic Materials Sendirian Berhad	Malaysia
MEMC Korea Company	Korea
MEMC Electronic Materials S.p.A.	Italy
MEMC Holding B.V.	Netherlands
SunEdison Semiconductor Holdings B.V.	Netherlands
Taisil Electronic Materials Corporation	Taiwan
MEMC Ipoh Sdn. Bhd.	Malaysia
IP SPV	Singapore

ANNEX B

REAL ESTATE DOCUMENTS

(Closing Certificates and Attachments thereto)

Name of Property	Owned/ Leased	Mortgage	Opinion of Counsel	Title Policy	Flood Certificate/ Insurance	Survey	Phase I Environmental Site Assessment	Survey Affidavit	Title Affidavit	Evonik Release
501 Pearl Drive (City of O’Fallon) St. Peters, MO 63376	Owned

ANNEX C

TERMINATIONS AND RELEASES

XV.	Lien Terminations

Debtor	Secured Party	Type of Lien	Amount	File Date	File No.
MEMC Electronic Materials, SpA	Evonik Industries	Judicial Lien —MO — St. Charles Circuit Court	EUR70,000,000	02/14/2013	1311-CC00183

ANNEX D

PLEDGED STOCK

Grantor	Stock Issuer	Jurisdiction of Organization	Percentage of Shares Owned	Percentage of Pledged Interest	Certificated	Certificate Number	Type/Class of Security	Number of Shares/Units
SunEdison Semiconductor Limited	SunEdison Semiconductor B.V.	Netherlands	100%	100%	No	N/A	Ordinary	100
SunEdison Semiconductor Limited	SunEdison Semiconductor Technology Pte. Ltd.	Singapore	100%	100%	Yes	1	Ordinary	1
SunEdison Semiconductor B.V.	SunEdison Semiconductor Holdings B.V.	Netherlands	100%	100%	No	N/A	Ordinary	100
SunEdison Semiconductor B.V.	MEMC Holding B.V.	Netherlands	100%	100%	No	N/A	Ordinary	200
SunEdison Semiconductor B.V.	MEMC Electronic Materials S.p.A.	Italy	100%*	0%	Yes	65	Ordinary	22,750,000
						66	Ordinary	42,250,000
SunEdison Semiconductor B.V.	MEMC Electronic Materials Sales Sdn. Bhd.	Malaysia	100%	100%	Yes	007	Ordinary	2
SunEdison Semiconductor B.V.	MEMC Electronic Materials Sendirian Berhad	Malaysia	100%	100%	Yes	0000000016	Ordinary	1,036,203
SunEdison Semiconductor Holdings B.V.	MEMC Ipoh Sdn. Bhd.	Malaysia	100%	100%	Yes	0009	Ordinary	699,374,129
SunEdison Semiconductor B.V.	MEMC Japan Ltd.	Japan	1	1	Yes	C0002	N/A	487,500
						C0003	N/A	262,500
MEMC Holding B.V.	MEMC Korea Company	South Korea	40%	100%	Yes	8-000002	Nominal Common	720,000
						8-000013	Nominal Common	720,000
						8-000024	Nominal Common	720,000
						8-000035	Nominal Common	720,000
						8-000046	Nominal Common	2,000,000
						8-000048**	Nominal Common	2,000,000
SunEdison Semiconductor B.V.	MEMC Korea Company	South Korea	40%	100%	Yes	9-000001	Nominal Common	548,000

Grantor	Stock Issuer	Jurisdiction of Organization	Percentage of Shares Owned	Percentage of Pledged Interest	Certificated	Certificate Number	Type/Class of Security	Number of Shares/Units
						9-000002	Nominal Common	172,000
						8-000012	Nominal Common	720,000
						8-000023	Nominal Common	720,000
						8-000034	Nominal Common	720,000
						8-000045	Nominal Common	2,000,000
						8-000047	Nominal Common	2,000,000
SunEdison Semiconductor B.V.	MEMC Korea Company	South Korea	20%***	100%	Yes	8-00003	Nominal Common	100,000
						8-00004	Nominal Common	100,000
						8-00005	Nominal Common	100,000
						8-00006	Nominal Common	10,000
						8-00007	Nominal Common	10,000
						8-00008	Nominal Common	10,000
						8-00009	Nominal Common	10,000
						8-00010	Nominal Common	10,000
						8-00011	Nominal Common	10,000
						8-00014	Nominal Common	100,000
						8-00015	Nominal Common	100,000
						8-000016	Nominal Common	100,000
						8-000017	Nominal Common	10,000
						8-000018	Nominal Common	10,000
						8-000019	Nominal Common	10,000
						8-000020	Nominal Common	10,000

Grantor	Stock Issuer	Jurisdiction of Organization	Percentage of Shares Owned	Percentage of Pledged Interest	Certificated	Certificate Number	Type/Class of Security	Number of Shares/Units
						8-000021	Nominal Common	10,000
						8-000022	Nominal Common	10,000
						8-000025	Nominal Common	100,000
						8-000026	Nominal Common	100,000
						8-000027	Nominal Common	100,000
						8-000028	Nominal Common	10,000
						8-000029	Nominal Common	10,000
						8-000030	Nominal Common	10,000
						8-000031	Nominal Common	10,000
						8-000032	Nominal Common	10,000
						8-000033	Nominal Common	10,000
						8-000036	Nominal Common	100,000
						8-000037	Nominal Common	100,000
						8-000038	Nominal Common	100,000
						8-000039	Nominal Common	10,000
						8-000040	Nominal Common	10,000
						8-000041	Nominal Common	10,000
						8-000042	Nominal Common	10,000
						8-00043	Nominal Common	10,000
						8-00044	Nominal Common	10,000
						8-000049	Nominal Common	2,000,000
SunEdison Semiconductor B.V.	Taisil Electronic Materials Corp.	Taiwan	54.95%	100%****	Yes	88-ND-0000009	N/A	1,000

Grantor	Stock Issuer	Jurisdiction of Organization	Percentage of Shares Owned	Percentage of Pledged Interest	Certificated	Certificate Number	Type/Class of Security	Number of Shares/Units
						88-ND-0000010	N/A	1,000
						88-ND-0000291	N/A	1,000
						88-ND-0000292	N/A	1,000
						88-ND-0000293	N/A	1,000
						88-ND-0000294	N/A	1,000
						88-ND-0000295	N/A	1,000
						88-ND-0000296	N/A	1,000
						88-ND-0003731	N/A	1,000
						88-ND-0003732	N/A	1,000
						88-ND-0003733	N/A	1,000
						88-ND-0003734	N/A	1,000
						88-ND-0011800	N/A	1,000
						88-ND-0011801	N/A	1,000
						88-ND-0017445	N/A	1,000
						88-ND-0017446	N/A	1,000
						88-ND-0017447	N/A	1,000
						88-ND-0017448	N/A	1,000
						88-ND-0017481	N/A	1,000
						88-ND-0017482	N/A	1,000
						88-ND-0017483	N/A	1,000
						88-ND-0017484	N/A	1,000
						93-NY-0000001	N/A	80,000,000
						93-NY-0000002	N/A	139,816,500
						94-NY-0000003	N/A	4,000,000
						94-NY-0000004	N/A	6,952,135
						98-NY-0000031	N/A	10,995,865
						98-NY-0000046	N/A	10,991,653
SunEdison Semiconductor Holdings B.V.	Taisil Electronic Materials Corp.	Taiwan	45.01%	100%****	Yes	98-NY-0000043	N/A	190,500
						98-NY-0000044	N/A	809,500
						88-NG-0000001	N/A	1,000,000

Grantor	Stock Issuer	Jurisdiction of Organization	Percentage of Shares Owned	Percentage of Pledged Interest	Certificated	Certificate Number	Type/Class of Security	Number of Shares/Units
						88-NG-0000002	N/A	1,000,000
						88-NG-0000003	N/A	1,000,000
						88-NG-0000004	N/A	1,000,000
						88-NG-0000005	N/A	1,000,000
						88-NG-0000006	N/A	1,000,000
						88-NG-0000007	N/A	1,000,000
						88-NG-0000008	N/A	1,000,000
						88-NG-0000009	N/A	1,000,000
						88-NG-0000010	N/A	1,000,000
						88-NG-0000011	N/A	1,000,000
						88-NG-0000012	N/A	1,000,000
						88-NG-0000013	N/A	1,000,000
						88-NG-0000014	N/A	1,000,000
						88-NG-0000015	N/A	1,000,000
						88-NG-0000016	N/A	1,000,000
						88-NG-0000017	N/A	1,000,000
						88-NG-0000018	N/A	1,000,000
						88-NG-0000019	N/A	1,000,000
						88-NG-0000020	N/A	1,000,000
						88-NG-0000021	N/A	1,000,000
						88-NG-0000022	N/A	1,000,000
						88-NG-0000023	N/A	1,000,000
						88-NG-0000024	N/A	1,000,000
						88-NG-0000025	N/A	1,000,000
						88-NG-0000026	N/A	1,000,000
						88-NG-0000027	N/A	1,000,000
						88-NG-0000028	N/A	1,000,000
						88-NG-0000029	N/A	1,000,000
						88-NG-0000030	N/A	1,000,000
						88-NG-0000031	N/A	1,000,000

Grantor	Stock Issuer	Jurisdiction of Organization	Percentage of Shares Owned	Percentage of Pledged Interest	Certificated	Certificate Number	Type/Class of Security	Number of Shares/Units
						88-NG-0000032	N/A	1,000,000
						88-NG-0000033	N/A	1,000,000
						88-NG-0000034	N/A	1,000,000
						88-NG-0000035	N/A	1,000,000
						88-NG-0000036	N/A	1,000,000
						88-NG-0000037	N/A	1,000,000
						88-NG-0000038	N/A	1,000,000
						88-NG-0000039	N/A	1,000,000
						88-NG-0000041	N/A	1,000,000
						88-NG-0000042	N/A	1,000,000
						88-NG-0000043	N/A	1,000,000
						88-NG-0000044	N/A	1,000,000
						88-NG-0000045	N/A	1,000,000
						88-NG-0000046	N/A	1,000,000
						88-NG-0000047	N/A	1,000,000
						88-NG-0000048	N/A	1,000,000
						88-NG-0000049	N/A	1,000,000
						88-NG-0000050	N/A	1,000,000
						88-NG-0000051	N/A	1,000,000
						88-NG-0000052	N/A	1,000,000
						88-NG-0000053	N/A	1,000,000
						88-NG-0000054	N/A	1,000,000
						88-NG-0000055	N/A	1,000,000
						88-NG-0000056	N/A	1,000,000
						88-NG-0000057	N/A	1,000,000
						88-NG-0000058	N/A	1,000,000
						88-NG-0000059	N/A	1,000,000
						88-NG-0000060	N/A	1,000,000
						88-NG-0000061	N/A	1,000,000
						88-NG-0000062	N/A	1,000,000

Grantor	Stock Issuer	Jurisdiction of Organization	Percentage of Shares Owned	Percentage of Pledged Interest	Certificated	Certificate Number	Type/Class of Security	Number of Shares/Units
						88-NG-0000063	N/A	1,000,000
						88-NG-0000064	N/A	1,000,000
						88-NG-0000065	N/A	1,000,000
						88-NG-0000066	N/A	1,000,000
						88-NG-0000067	N/A	1,000,000
						88-NG-0000068	N/A	1,000,000
						88-NG-0000069	N/A	1,000,000
						88-NG-0000070	N/A	1,000,000
						88-NG-0000071	N/A	1,000,000
						88-NG-0000072	N/A	1,000,000
						88-NG-0000073	N/A	1,000,000
						88-NG-0000074	N/A	1,000,000
						88-NG-0000075	N/A	1,000,000
						88-NG-0000076	N/A	1,000,000
						88-NG-0000077	N/A	1,000,000
						88-NG-0000078	N/A	1,000,000
						88-NG-0000079	N/A	1,000,000
						88-NG-0000080	N/A	1,000,000
						88-NG-0000081	N/A	1,000,000
						88-NG-0000082	N/A	1,000,000
						88-NG-0000083	N/A	1,000,000
						88-NG-0000084	N/A	1,000,000
						88-NG-0000085	N/A	1,000,000
						88-NG-0000086	N/A	1,000,000
						88-NG-0000087	N/A	1,000,000
						88-NG-0000088	N/A	1,000,000
						88-NG-0000089	N/A	1,000,000
						88-NG-0000090	N/A	1,000,000
						88-NG-0000200	N/A	1,000,000
						88-NG-0000201	N/A	1,000,000

Grantor	Stock Issuer	Jurisdiction of Organization	Percentage of Shares Owned	Percentage of Pledged Interest	Certificated	Certificate Number	Type/Class of Security	Number of Shares/Units
						88-NG-0000202	N/A	1,000,000
						88-NG-0000203	N/A	1,000,000
						88-NG-0000204	N/A	1,000,000
						88-NG-0000205	N/A	1,000,000
						88-NG-0000206	N/A	1,000,000
						88-NG-0000207	N/A	1,000,000
						88-NG-0000208	N/A	1,000,000
						88-NG-0000209	N/A	1,000,000
						88-NG-0000210	N/A	1,000,000
						88-NG-0000211	N/A	1,000,000
						88-NG-0000212	N/A	1,000,000
						88-NG-0000213	N/A	1,000,000
						88-NG-0000214	N/A	1,000,000
						88-NG-0000215	N/A	1,000,000
						88-NG-0000216	N/A	1,000,000
						88-NG-0000217	N/A	1,000,000
						88-NG-0000218	N/A	1,000,000
						88-NG-0000219	N/A	1,000,000
						88-NG-0000220	N/A	1,000,000
						88-NG-0000221	N/A	1,000,000
						88-NG-0000222	N/A	1,000,000
						88-NG-0000223	N/A	1,000,000
						88-NG-0000224	N/A	1,000,000
						88-NG-0000225	N/A	1,000,000
						88-NG-0000226	N/A	1,000,000
						88-NG-0000227	N/A	1,000,000
						88-NG-0000228	N/A	1,000,000
						88-NG-0000229	N/A	1,000,000
						88-NG-0000230	N/A	1,000,000
						88-NG-0000231	N/A	1,000,000

Grantor	Stock Issuer	Jurisdiction of Organization	Percentage of Shares Owned	Percentage of Pledged Interest	Certificated	Certificate Number	Type/Class of Security	Number of Shares/Units
						88-NG-0000232	N/A	1,000,000
						88-NG-0000233	N/A	1,000,000
						88-NG-0000234	N/A	1,000,000
						88-NG-0000235	N/A	1,000,000
						88-NG-0000236	N/A	1,000,000
						88-NG-0000237	N/A	1,000,000
						88-NG-0000238	N/A	1,000,000
						88-NG-0000239	N/A	1,000,000
						88-NG-0000240	N/A	1,000,000
						88-NG-0000241	N/A	1,000,000
						88-NG-0000242	N/A	1,000,000
						88-NG-0000243	N/A	1,000,000
						88-NG-0000244	N/A	1,000,000
						88-NG-0000245	N/A	1,000,000
						88-NG-0000246	N/A	1,000,000
						88-NG-0000247	N/A	1,000,000
						88-NG-0000248	N/A	1,000,000
						88-NG-0000249	N/A	1,000,000
						88-NG-0000250	N/A	1,000,000
						88-NG-0000251	N/A	1,000,000
						88-NG-0000252	N/A	1,000,000
						88-NG-0000253	N/A	1,000,000
						88-NG-0000254	N/A	1,000,000
						88-NG-0000255	N/A	1,000,000
						88-NG-0000256	N/A	1,000,000
						88-NG-0000257	N/A	1,000,000
						88-NG-0000258	N/A	1,000,000
						88-NG-0000259	N/A	1,000,000
						88-NG-0000260	N/A	1,000,000
						88-NG-0000261	N/A	1,000,000

Grantor	Stock Issuer	Jurisdiction of Organization	Percentage of Shares Owned	Percentage of Pledged Interest	Certificated	Certificate Number	Type/Class of Security	Number of Shares/Units
						88-NG-0000262	N/A	1,000,000
						88-NG-0000263	N/A	1,000,000
						88-NG-0000264	N/A	1,000,000
						88-NG-0000265	N/A	1,000,000
						88-NG-0000266	N/A	1,000,000
						88-NG-0000267	N/A	1,000,000
						88-NG-0000268	N/A	1,000,000
						88-NG-0000269	N/A	1,000,000
						88-NG-0000270	N/A	1,000,000
						88-NG-0000271	N/A	1,000,000
						88-NG-0000272	N/A	1,000,000
						88-NG-0000273	N/A	1,000,000
						88-NG-0000274	N/A	1,000,000
						88-NG-0000275	N/A	1,000,000
						88-NG-0000276	N/A	1,000,000
						88-NG-0000277	N/A	1,000,000
						88-NG-0000278	N/A	1,000,000
						88-NG-0000279	N/A	1,000,000
						88-NG-0000280	N/A	1,000,000
						88-NG-0000281	N/A	1,000,000
						88-NG-0000282	N/A	1,000,000
						88-NG-0000283	N/A	1,000,000
						88-NG-0000284	N/A	1,000,000
						88-NG-0000285	N/A	1,000,000
						88-NG-0000286	N/A	1,000,000
						88-NG-0000287	N/A	1,000,000
						88-NG-0000288	N/A	1,000,000
						88-NG-0000289	N/A	1,000,000
						98-NY-0000038	N/A	9,000,000
						98-NY-0000045	N/A	9,002,142
						94-NY-0000010	N/A	9,045,000

*	To be pledged following appointment of Italian Security Agent and execution of Italian Security Documents.
**	Share certificate has been lost.
***	To be transferred by Samsung Electronics to Holdings, and subsequently contributed by Holdings to the Borrower on May 29, 2014.
****	To be pledged following appointment of Taiwan Security Agent and execution of Taiwan Security Documents.

PLEDGED LLC INTERESTS

Grantor	Stock Issuer	Jurisdiction of Organization	Percentage of Shares Owned	Percentage of Pledged Interest	Certificated	Certificate Number	Type / Class of Security	Number of Shares / Units
SunEdison Semiconductor B.V.	SunEdison Semiconductor, LLC	Delaware	100%	100%	No	N/A	N/A	N/A

NOTES AND TERM LOANS

Lender	Borrower	Original Principal Amount	Issue Date	Maturity Date	Description
SunEdison Semiconductor B.V.	MEMC Electronic Materials S.p.A.	€7,330,840.85	05/27/2014	05/27/2019	Term Loan Agreement, dated as of May 27, 2014, between SunEdison Semiconductor B.V. and MEMC Electronic Materials S.p.A., governed by the laws of New York

SunEdison Semiconductor Limited	MEMC Japan Ltd.	JP¥20,000,000,000	06/30/2004*	06/30/2035	Replacement Promissory Note, dated as of May 27, 2014, between MEMC Japan Ltd. and SunEdison Semiconductor Limited, governed by the laws of New York

MEMC Japan Ltd.	SunEdison Semiconductor Limited	US$100,000,000	12/31/2013	12/31/2014	Term Loan Agreement, dated as of December 31, 2013, between MEMC Japan Ltd. and SunEdison, Inc. (and subsequently assigned to SunEdison Semiconductor Limited (f/k/a/ SunEdison Semiconductor Pte. Ltd.)), governed by the laws of Japan

*	Date of Issuance of original Promissory Note

Schedule 5.13

Subsidiaries; Material Equity Investments

Part A. Subsidiaries

Loan Party Owner	Name	Percent Ownership	Type of Organization	Jurisdiction
SunEdison Semiconductor Limited	SunEdison Semiconductor B.V.	100%	Private limited liability company	Netherlands
SunEdison Semiconductor Limited	SunEdison Technology Pte. Ltd.	100%	Private Limited Company	Singapore
SunEdison Semiconductor B.V.	SunEdison Semiconductor, LLC	100%	Limited Liability Company	Delaware
SunEdison Semiconductor B.V.	MEMC Electronic Materials Sendirian Berhad	100%	Private Company Limited by Shares	Malaysia
SunEdison Semiconductor B.V.	MEMC Japan Ltd.	100%	Limited Liability Company (kabushiki kaisha)	Japan
SunEdison Semiconductor B.V.	MEMC Electronic Materials Sales Sdn. Bhd.	100%	Private Company Limited by Shares	Malaysia
SunEdison Semiconductor B.V.	Taisil Electronic Materials Corporation	54.95%	Company Limited by Shares	Republic of China (a/k/a Taiwan)
SunEdison Semiconductor B.V.	SunEdison Semiconductor Holdings B.V.	100%	Private limited liability company	Netherlands
SunEdison Semiconductor B.V.	MEMC Electronic Materials S.p.A.	100%	Private Company Limited by Shares	Italy
SunEdison Semiconductor B.V.	MEMC Korea Company	60%*	Private Joint Stock Company	Republic of Korea (a/k/a South Korea)
SunEdison Semiconductor Holdings B.V.	Taisil Electronic Materials Corporation	45.01%	Company Limited by Shares	Republic of China (a/k/a Taiwan)

Loan Party Owner	Name	Percent Ownership	Type of Organization	Jurisdiction
SunEdison Semiconductor Holdings B.V.	MEMC Ipoh Sdn. Bhd.	100%	Private Company Limited by Shares	Malaysia
MEMC Electronic Materials S.p.A.	MEMC Holding B.V.	100%	Private limited liability company	Netherlands
MEMC Electronic Materials S.p.A.	MEMC Electronic Materials GmbH	100%	Private limited liability company	Germany
MEMC Electronic Materials S.p.A.	MEMC Electronic Materials France S.A.R.L.	100%	Private limited liability company	France
MEMC Holding B.V.	MEMC Korea Company	40%	Private Joint Stock Company	Republic of Korea (a/k/a South Korea)

*	The Borrower’s ownership interest in MKC will be increased from 40% to 60% on or about the consummation of the initial public offering of Holdings.

Part B. Material Equity Investments

Loan Party Owner	Name	Percent Ownership	Type of Organization	Jurisdiction
SunEdison Semiconductor B.V.	SMP Ltd.	35%**	Private Joint Stock Company	Republic of Korea (a/k/a South Korea)

**	Interest in SMP Ltd. to be acquired by the Borrower on or about the consummation of the initial public offering of Holdings.

PART I-POST-CLOSING OBLIGATIONS (Taiwan/Italian Security Agent)

SCHEDULE 6.17

POST-CLOSING OBLIGATIONS (Taiwan/Italian Security Agent)

Pursuant to Section 6.17, the Borrower shall, and shall cause each Loan Party to, deliver or caused to be delivered to the Administrative Agent the Loan Documents described below, each in form and substance reasonably satisfactory to the Administrative Agent, and/or take the actions described below, in a manner reasonably acceptable to the Administrative Agent, on or prior to the times set forth below:

(1)	Substantially concurrently with the identification of a security agent as the Taiwan Security Agent and its joining the Agreement as contemplated by the definition of “Taiwan Security Agent”:

(A)	item XV of the Closing Checklist;

(B)	such other Taiwan Security Documents as the Taiwan Security Agent and/or the Administrative Agent may reasonably request; and

(C)	such other agreements, fee letters, acknowledgments (including acknowledgments to agent assignments), counsel opinions, instruments and other documents as the Taiwan Security Agent and/or the Administrative Agent may reasonably request.

(2)	Substantially concurrently with the identification of a security agent as the Italian Security Agent and its joining the Agreement as contemplated by the definition of “Italian Security Agent”:

(A)	item IX of the Closing Checklist;

(B)	such other Italian Security Documents as the Italian Security Agent and/or the Administrative Agent may reasonably request; and

(C)	such other agreements, fee letters, acknowledgments (including acknowledgments to agent assignments), counsel opinions, instruments and other documents as the Italian Security Agent and/or the Administrative Agent may reasonably request.

PART II-POST-CLOSING OBLIGATIONS (Singapore)

SCHEDULE 6.17

POST-CLOSING OBLIGATIONS (Singapore)

Pursuant to Section 6.17, the Borrower shall, and shall cause each Loan Party to, deliver or caused to be delivered to the Administrative Agent the Loan Documents described below, each in form and substance reasonably satisfactory to the Administrative Agent, and/or take the actions described below, in a manner reasonably acceptable to the Administrative Agent, on or prior to the times set forth below:

(1)	At or prior to 5 p.m. on May 29, 2014 (Singapore time), (i) original share certificate No. 1 relating to the shares of IP SPV held by Holdings and (ii) a blank share transfer form executed by Holdings;

(2)	At or prior to 5 p.m. on June 25, 2014 (Singapore time), confirmation of registration of statements containing particulars of charge relating to (i) the Guaranty (Singapore), (ii) the Singapore debenture by Holdings in favor of the Administrative Agent (the “Holdings Debenture”), (iii) the Singapore share charge by Holdings in favor of the Administrative Agent over the shares of IP SPV (the “Singapore Share Charge”), (iv) the Singapore guarantee by IP SPV in favor of the Administrative Agent (the “Guaranty (IP SPV)”), (v) the Singapore debenture by Holdings in favor of the Administrative Agent (the “IP SPV Debenture”) (vi) the Pledge and Security Agreement (US), (vii) the Dutch deed of pledge of shares by Holdings in favor of the Administrative Agent over the shares of the Borrower, (viii) the Guaranty (US), (ix) the Guaranty (Japan), (x) the Guaranty (Netherlands) and (xi) the Guaranty (Korea), with the Accounting and Corporate Regulatory Authority of Singapore;

(3)	At or prior to 5 p.m. on June 25, 2014 (Singapore time), confirmation of registration of (i) the Exclusive License Agreement, (ii) the Non-Exclusive License Agreement, (iii) the Pledge and Security Agreement (US), (iv) the Holdings Debenture and (v) the IP SPV Debenture, with the Intellectual Property Office of Singapore;

(4)	At or prior to 5 p.m. on June 17, 2014 (Singapore time), written acknowledgment from Citibank NA, Singapore Branch with respect to notices relating to the grant of security interests in account number 0-858195-012 and account number 0-858195-004 under the Holdings Debenture; and

(5)	At or prior to 5 p.m. on June 17, 2014 (Singapore time), certificates of stamp duty evidencing stamp duty paid with respect to (i) the Singapore Share Charge, (ii) the Guaranty (Singapore), (iii) the Guaranty (IP SPV), (iv) the Guaranty (US), (v) the Guaranty (Japan), (vi) the Guaranty (Netherlands) and (vii) the Guaranty (Korea).

PART III-POST-CLOSING OBLIGATIONS (The Netherlands)

SCHEDULE 6.17

POST-CLOSING OBLIGATIONS (The Netherlands)

Pursuant to Section 6.17, the Borrower shall, and shall cause each Loan Party to, deliver or caused to be delivered to the Administrative Agent the Loan Documents described below, each in form and substance reasonably satisfactory to the Administrative Agent, and/or take the actions described below, in a manner reasonably acceptable to the Administrative Agent, on or prior to the times set forth below:

(1)	At or prior to 5 p.m. on May 30. 2014 (Dutch time), evidence that the Dutch Security Agreement has been offered for registration with the Dutch tax authorities and upon receipt of a registered copy of the Dutch Security Agreement, with such registered copy.

•	(2) At or prior to 5 p.m. on June 11, 2014 (Dutch time), evidence that the Borrower, Dutch Holdco and MEMC Netherlands have notified each account bank and intercompany debtor of the Borrower, Dutch Holdco or MEMC Netherlands of each right of pledge vested under the Dutch Security Agreement on the Closing Date and a signed acknowledgment of each such notice by each relevant account bank and intercompany debtor.

PART IV-POST-CLOSING OBLIGATIONS (Korea)

SCHEDULE 6.17

POST-CLOSING OBLIGATIONS (Korea)

Pursuant to Section 6.17, the Borrower shall, and shall cause each Loan Party to, deliver or caused to be delivered (or with respect to item #(2) below, use commercially reasonable efforts to deliver or cause to be delivered) to the Administrative Agent the Loan Documents described below, each in form and substance reasonably satisfactory to the Administrative Agent, and/or take the actions described below, in a manner reasonably acceptable to the Administrative Agent, on or prior to the times set forth below:

(1)	At or prior to 5 p.m. on June 6, 2014 (Korea time):

(A)	original share certificates representing 100% of the total issued and outstanding shares of MKC (except for shares referred to in item (2) below), comprising 17,200,000 common shares, which record the Pledgee as the pledgee of such Shares;

(B)	a certified copy of MKC’s shareholders’ registry evidencing that the Administrative Agent is a pledgee of record of such shares; and

(C)	a blank executed but undated deed of assignment in respect of such shares in MKC.

(2)	Evidence of a nullification judgment from the relevant Korean court with respect to the share certificate representing its 2,000,000 shares in MKC bearing share certificate number Je8hoe Je000048ho

(3)	If the nullification judgment referred to in item (2) above is obtained, within five (5) Business Days after the date of obtaining it:

(A)	original new share certificate replacing the certificate referenced in item (3) above, with the Administrative Agent recorded as the pledgee and

(B)	certified copy of shareholders’ registry evidencing that the Administrative Agent is a pledgee of record of the shares represented by such replacement certificate.

(4)	At or prior to 5 p.m. on June 6, 2014 (Korea time):

(A)	a report with, and acceptance of, a foreign exchange bank of Korea in relation with the acquisition of the mortgage interest pursuant to the Factory Mortgage in accordance with the Foreign Exchange Transaction Law of Korea;

(B)	a short-form executed Korean language factory mortgage only for the purpose of registering the Factory Mortgage on the Mortgaged Property (each as defined in the Korean Security Documents) with the relevant real estate registry offices;

(C)	all items necessary to complete the registration of the Factory Mortgage on the Mortgaged Property with the relevant real estate registry offices;

PART IV-POST-CLOSING OBLIGATIONS (Korea)

(D)	evidence that application for the title registration of the Unregistered Buildings (as defined in the Korean Security Documents) has been duly made; and

(E)	otherwise cooperate with the Administrative Agent in completing the registration of the Factory Mortgage on the Mortgaged Property.

POST V-CLOSING OBLIGATIONS (Taiwan)

SCHEDULE 6.17

POST-CLOSING OBLIGATIONS (Taiwan)

Pursuant to Section 6.17, the Borrower shall, and shall cause each Loan Party to, deliver or caused to be delivered (or with respect to item #(3) below, use commercially reasonable efforts to deliver or cause to be delivered) to the Administrative Agent the Loan Documents described below, each in form and substance reasonably satisfactory to the Administrative Agent, and/or take the actions described below, in a manner reasonably acceptable to the Administrative Agent, on or prior to the times set forth below:

(1)	At or prior to 5 p.m. on May 28, 2014 (Taiwan time), evidence that a notice of the assignment of insurances (“Assignment of Insurances”) by Taisil required thereby has been delivered.

(2)	At or prior to 5 p.m. on June 11, 2014 (Taiwan time), an original executed acknowledgment of insurer from Zurich Insurance (Taiwan) Ltd. in the form set out in Part II of Schedule 1 to the Assignment of Insurances.

(3)	evidence that a loss payable and notice of cancellation clause, substantially in the form of Schedule 2 to the Assignment of Insurances, or other form reasonably satisfactory to the Administrative Agent, is included in each of the policies or contracts of insurance comprised in the Insurances (as defined in the Assignment of Insurances).

(4)	At or prior to 5 p.m. on May 28, 2014 (Taiwan time), an original executed promissory note in the amount of Two Hundred and Sixty Million United States Dollars (USD 260,000,000) and an original executed promissory note authorization, each in the forms set out in Appendices 1 and 2 of the Guaranty (Taiwan).

PART VI-POST-CLOSING OBLIGATIONS (Japan)

SCHEDULE 6.17

POST-CLOSING OBLIGATIONS (Japan)

Pursuant to Section 6.17, the Borrower shall, and shall cause MEMC Japan to, deliver or caused to be delivered to the Administrative Agent the Loan Documents described below, each in form and substance reasonably satisfactory to the Administrative Agent, and/or take the actions described below, in a manner reasonably acceptable to the Administrative Agent, on or prior to the times set forth below:

(1)	At or prior to 5 p.m. on June 4, 2014 (Japan time), a copy of the repayment certificate (bensaisho) evidencing that Existing MEMC Japan Loans has been paid in full.

(2)	In connection with the amendment to the transfer restrictions on shares of MEMC Japan:

(A)	At or prior to 5 p.m. on June 6, 2014 (Japan time), a copy of the receipt of registration application (touki shinsei jyuryousho) submitted to the competent Legal Affairs Bureau of Japan; and

(B)	Within three (3) business days from completion of the registration in relation to the registration application provided in item (1) above,, a copy of the commercial registration (rireki jikou zenbu shomeisho) which reflects the amendment to the transfer restrictions on shares of MEMC Japan.

(3)	At or prior to 5 p.m. on June 30, 2014 (Japan time), all necessary documents and funds for payment of mortgage taxes and similar charges to complete registration process for:

(A)	cancelling the registration for the existing mortgage securing the Existing MEMC Japan Loan;

(B)	the Mortgaged Properties (defined in the Revolving Mortgage (Ne-teitouken) Agreement);

(C)	the Initial Assigned Assets (defined in the Security Assignment Agreement of Accounts Receivable) listed in Exhibit 1 thereof; and

(D)	the Initial Assigned Equipment (defined in the Security Assignment Agreement of Movable Assets (Equipment)) listed in Exhibit 1 thereof.

(4)	At or prior to 5 p.m. on June 4, 2014 (Japan time), the letter of consent (the form of which is attached to the Security Assignment Agreement of Intercompany Loan) signed by any authorized signatory of SunEdison Semiconductor Limited (f/k/a SunEdison Semiconductor Pte. Ltd.).

(5)	At or prior to 5 p.m. on May 30, 2014 (Japan time), the certificate of constructive transfer (sen-yu kaitei) (the form of which is attached to the Security Assignment Agreement of Movable Assets (Equipment)).

PART VI-POST-CLOSING OBLIGATIONS (Japan)

(6)	At or prior to 5 p.m. on June 30, 2014 (Japan time), the request for consent to creation of pledge (shichiken settei shounin seikyusho) (the form of which is attached to the Insurance Claims Pledge Agreement) which is executed by Zurich Insurance Company Ltd, MEMC Japan and, if required, the Administrative Agent and to which a date stamp (kakutei hizuke) is affixed by a notary public.

(7)	Except to the extent the cost of obtaining a Lien or a perfected Lien exceeds the practical benefit to the Lenders afforded thereby (as reasonably determined by the Administrative Agent), at or prior to 5 p.m. on August 29, 2014 (Japan time), subject to the application of Article 13, Paragraph 2 of the Registration and License Tax Act (Act No.35 of 1967, as amended) being duly confirmed by the competent authorities in Japan, security agreements for intellectual properties duly executed by MEMC Japan for patent and trademark owned by MEMC Japan and registered in Japan.

PART VII-POST-CLOSING OBLIGATIONS (Malaysia)

SCHEDULE 6.17

POST-CLOSING OBLIGATIONS (Malaysia)

Pursuant to Section 6.17, the Borrower shall, and shall cause each of MEMC IPOH SDN. BHD. (Company No.: 791593-D) (“MEMC Ipoh”), MEMC ELECTRONIC MATERIALS SENDIRIAN BERHAD (Company No.: 12243-A) (“MEMSB”) and SUNEDISON HOLDINGS B.V. (“Dutch Holdco”) to, deliver or caused to be delivered to the Administrative Agent the Loan Documents described below, each in form and substance reasonably satisfactory to the Administrative Agent, and/or take the actions described below, in a manner reasonably acceptable to the Administrative Agent, on or prior to the times set forth below:

(1)	At or prior to 5 p.m. on June 6, 2014 (Malaysia time), the Land Charge (Malaysia) duly executed by MEMC Ipoh and the Administrative Agent.

(2)	At or prior to 5 p.m. on June 18, 2014 (Malaysia time):

(A)	all stamped Malaysian Security Documents;

(B)	evidence that Forms 34 (as prescribed under the Companies Act) in respect of the charges created by the Specific Debenture, the Land Charge, the Assignment and Charge of Accounts (Malaysia) A and the Assignment and Charge of Accounts (Malaysia) B for the purpose of registration of such charges with the Companies Commission of Malaysia in accordance with Section 108 of the Companies Act, have been duly lodged with the Companies Commission of Malaysia and that, immediately prior to the lodgement of such Forms 34, a search conducted on MEMSB and MEMC Ipoh with Companies Commission of Malaysia at the Companies Commission of Malaysia revealed that there are no other charges that have been registered in the Companies Commission of Malaysia which would adversely affect the interest of the Lenders;

(C)	evidence that the following documents have been presented at the High Court of Malaya for the registration of such instruments as instruments containing a power of attorney:

(i)	Share Charge (Malaysia) A;

(ii)	Share Charge (Malaysia) B;

(iii)	Specific Debenture;

(iv)	Assignment and Charge of Accounts (Malaysia) A; and

(v)	Assignment and Charge of Accounts (Malaysia) B;

(D)	evidence that the Land Charge (Malaysia) has been presented for registration at the relevant land office and that, immediately prior to the presentation, a search conducted on the Said Land (as defined in the Land Charge (Malaysia)) revealed that there is no other encumbrances on the Said Land.

PART VII-POST-CLOSING OBLIGATIONS (Malaysia)

(3)	At or prior to 5 p.m. on June 11, 2014 (Malaysia time), in respect of the Assignment and Charge of Accounts (Malaysia) A and the Assignment and Charge of Accounts (Malaysia) B, a copy of the notice of assignment served by MEMC Ipoh and MEMSB, respectively, on the respective account banks and the original acknowledgements thereof.

(4)	At or prior to 5 p.m. on June 11, 2014 (Malaysia time), in respect of the Share Charge (Malaysia) A:

(A)	the original share certificates in respect of all the issued and fully paid up ordinary shares in MEMSB and MEMSSB respectively;

(B)	all share transfer forms or other instruments of transfer duly executed to the Administrative Agent’s satisfaction (acting reasonably) in respect of such Shares (as defined in the Share Charge (Malaysia) A);

(C)	a duly executed and undated letter of resignation of each director and the company secretary of MEMSB and MEMC ELECTRONIC MATERIALS SALES SDN. BHD. (Company No.: 183740-P) (“MEMSSB”) and in the form as attached under Annex 1 of the Share Charge (Malaysia) A;

(D)	a duly executed letter of authority of each director and the company secretary, in the form as attached under Annex 2 of the Share Charge (Malaysia) A, authorising the Administrative Agent to date the relevant director’s or company secretary’s resignation letter referred to in paragraph (c) above;

(E)	a certified true copy of the board of directors’ resolution of MEMSB and MEMSSB respectively, in the form as attached under Annex 3 of the Share Charge (Malaysia) A, authorising the transfer of the relevant Shares (as defined in the Share Charge (Malaysia) A) from the Borrower to the Administrative Agent or its nominees and the registration relating to such transfer; and

(F)	a certified true copy of the Borrower’s board of directors’ resolution, in the form as attached under Annex 4 of the Share Charge (Malaysia) A, authorising the transfer of the Shares (as defined in the Share Charge (Malaysia) A) from the Borrower to the Administrative Agent or its nominees and the registration relating to such transfer.

(5)	At or prior to 5 p.m. on June 11, 2014 (Malaysia time), in respect of the Share Charge (Malaysia) B:

(A)	the original share certificates in respect of all the issued and fully paid up ordinary shares in MEMC Ipoh;

PART VII-POST-CLOSING OBLIGATIONS (Malaysia)

(B)	all share transfer forms or other instruments of transfer duly executed to the Administrative Agent’s satisfaction (acting reasonably) in respect of such Shares (as defined in the Share Charge (Malaysia) B);

(C)	a duly executed and undated letter of resignation of each director and the company secretary of MEMC Ipoh and in the form as attached under Annex 1 of the Share Charge (Malaysia) B;

(D)	a duly executed letter of authority of each director and the company secretary, in the form as attached under Annex 2 of the Share Charge (Malaysia) B, authorising the Administrative Agent to date the relevant director’s or company secretary’s resignation letter referred to in paragraph (c) above;

(E)	a certified true copy of the board of directors’ resolution of MEMSB and MEMSSB, in the form as attached under Annex 3 of the Share Charge (Malaysia) B, authorising the transfer of the relevant Shares (as defined in the Share Charge (Malaysia) B) from the Dutch Holdco to the Administrative Agent or its nominees and the registration relating to such transfer; and

(F)	a certified true copy of the Dutch Holdco’s board of directors’ resolution, in the form as attached under Annex 4 of the Share Charge (Malaysia) B, authorising the transfer of the Shares (as defined in the Share Charge (Malaysia) B) from the Dutch Holdco to the Administrative Agent or its nominees and the registration relating to such transfer.

(6)	At or prior to 5 p.m. on June 6, 2014 (Malaysia time), in respect of the Land Charge (Malaysia) (each of which Loan Documents may be delivered to Wong & Partners to facilitate the presentation of the Land Charge (Malaysia)) at the relevant land office for registration:

(A)	original issue document of title of the Said Land (as defined in the Land Charge (Malaysia));

(B)	a certified true copy of MEMC Ipoh’s Memorandum and Articles of Association, Forms 24, 44 and 49;

(C)	a certified true copy of board resolutions of MEMC Ipoh authorising the creation of the charge created under the Land Charge (Malaysia) in favour of Administrative Agent; and

(D)	a copy of the current quit rent and assessment receipts of the Said Land (as defined in the Land Charge (Malaysia)).

(7)	At or prior to 5 p.m. on June 11, 2014 (Malaysia time), a legal opinion from Messrs Wong & Partners addressed to the Administrative Agent in respect of the validity, legality and enforceability of the Land Charge (Malaysia).

VIII-POST-CLOSING OBLIGATIONS (Italy)

SCHEDULE 6.17

POST-CLOSING OBLIGATIONS (Italy)

Pursuant to Section 6.17, the Borrower shall, and shall cause each Loan Party to, deliver or caused to be delivered to the Administrative Agent the Loan Documents described below, each in form and substance reasonably satisfactory to the Administrative Agent, and/or take the actions described below, in a manner reasonably acceptable to the Administrative Agent, on or prior to the times set forth below:

(1)	At or prior to 5 p.m. on June 6, 2014 (Italy time), a notarial certification as to place and date of signing of the Guaranty (Italy) or, alternatively, a postmark on the Guaranty (Italy) certifying the date of its signing.

(2)	At or prior to 5 p.m. on June 6, 2014 (Italy time), a notarial certification as to place and date of signing of the intercompany loan pursuant to which the Borrower, as lender, has made available certain amounts of the Term Loans to MEMC Italy, as borrower.

SCHEDULE 6.17

POST-CLOSING OBLIGATIONS (Miscellaneous)

Pursuant to Section 6.17, the Borrower shall, and shall cause each Loan Party to, deliver or caused to be delivered (or with respect to item #(3) below, use commercially reasonable efforts to deliver or cause to be delivered) to the Administrative Agent the Loan Documents described below, each in form and substance reasonably satisfactory to the Administrative Agent, and/or take the actions described below, in a manner reasonably acceptable to the Administrative Agent, on or prior to the times set forth below:

(1)	At or prior to 5 p.m. on June 10, 2014 (New York time), evidence that the Notice of License, dated May 27, 2014, executed by Holdings and IP SPV in respect of the Exclusive License Agreement has been filed with the United States Patent and Trademark Office and the United States Copyright Office.

(2)	At or prior to 5 p.m. on June 30, 2014 (New York time), a certificate from the applicable Loan Party’s insurance broker or other evidence satisfactory to the Administrative Agent that all insurance required to be maintained pursuant to Section 5.10 of the Credit Agreement is in full force and effect, together with endorsements naming the Administrative Agent, for the benefit of the Secured Parties, as additional insured and lender loss payee thereunder.

(3)	At or prior to 5 p.m. on September 30, 2014 (New York time), evidence that a filing has been made with the United States Patent and Trademark Office to amend the name of the partial owner of Patent #7601273 to reflect “MEMC Korea Company”.

Schedule 7.01

Existing Liens

1.	Liens arising under the Existing MEMC Japan Loans.[1]

2.	Liens described on Schedule 7.03(i) securing Indebtedness described on Schedule 7.03(i).

[1]	To be discharged in full as a matter of law substantially concurrently with the consummation of the initial Borrowing. Schedule 6.17 requires filing of registrations to evidence release of related Liens of record within a period specified therein.

Schedule 7.02

Existing Investments

1.	Investments in Subsidiaries and Material Equity Investments in each case identified on Schedule 5.13.

Schedule 7.03

Existing Indebtedness

Part A

1.	Investments which constitute Indebtedness permitted by Section 7.02.

2.	The following Indebtedness:

a.	Existing MEMC Japan Loans[2]

Part B

Loan Party	Lessor	Description
MKC	DEOKYANG	EPI GAS
MKC	LINDE KOREA	N2 GAS
MKC	KDB CAPITAL	300MM TOOLS
MKC	KDB CAPITAL	300MM TOOLS
MKC	ORIX RENTEC KOREA	DESKTOPDELL 990DT
MKC	ORIX RENTEC KOREA	LAPTOPDELL E6320
MKC	ORIX RENTEC KOREA	DESKTOPDELL 990DT
MKC	ORIX RENTEC KOREA	WIN SERVERDELL R710
MKC	ORIX RENTEC KOREA	LAPTOPDELL E6320
MKC	ORIX RENTEC KOREA	DESKTOPDELL D380
MKC	ORIX RENTEC KOREA	DELL 9010DT
MKC	ORIX RENTEC KOREA	DELL PE M620
MKC	ORIX RENTEC KOREA	UNIX SERVERSUN M4000
MKC	ORIX RENTEC KOREA	UNIX SERVERHP RX6600
MKC	FORECAST	DELL PE M620
MKC	FORECAST	DELL PE R720
MKC	FORECAST	LAPTOP LENOVO T431
MKC	FORECAST	LAPTOP LENOVO X1
MKC	FORECAST	LAPTOP LENOVO X1
MKC	FORECAST	UNIX SERVERSUN M4000
MKC	FORECAST	UNIX SERVERHP RX6600
MKC	FORECAST	LAPTOP LENOVO T431
MKC	FORECAST	DELL PE R720
MKC	FORECAST	DELL PE M620
MKC	FORECAST	DELL PE R720
MKC	FORECAST	LAPTOP LENOVO T431
MKC	FORECAST	LAPTOP LENOVO X1

[2]	To be paid off in its entirety substantially concurrently with the consummation of the initial Borrowing.

Loan Party	Lessor	Description
MEMC Italy	AXUS DZ218HZ	RENTAL – CAR
MEMC Italy	AXUS EB958ZV	RENTAL – CAR
MEMC Italy	AXUS EF303XN	RENTAL – CAR
MEMC Italy	AXUS EH965PR	RENTAL – CAR
MEMC Italy	AXUS EJ563FD	RENTAL – CAR
MEMC Italy	AXUS EL895ZB	RENTAL – CAR
MEMC Italy	AXUS ER791JJ	RENTAL – CAR
MEMC Italy	ALDEBRA	RENTAL – EQUIPMENT
MEMC Italy	AZIENDA SERVIZI MUNICIPAL.	CONTAINERS
MEMC Italy	BRENTA RENT	REFRIGERATOR
MEMC Italy	DB SCHENKER	CONTAINERS
MEMC Italy	CENTRO UFFICIO	EQUIPMENT
MEMC Italy	CLS CGT LOGISTICA SPA	TRUCK
MEMC Italy	CIT GROUP	PC
MEMC Italy	DE CARLI	TRUCK
MEMC Italy	ECS	CONTAINERS
MEMC Italy	FERCAM	CONTAINERS
MEMC Italy	EVONIK DEGUSSA GMBH	CONTAINERS
MEMC Italy	RI.M.OP.CAT	TRUCK
MEMC Italy	NIEDERSTRATTER	CONTAINERS
MEMC Italy	SE.TRA.V	CONTAINERS
MEMC Italy	SE.TRA.V	TRUCK
MEMC Italy	SOGETANK ORA VTG	CONTAINERS
MEMC Italy	SOGETANK ORA VTG	CONTAINERS
MEMC Italy	SOGETANK ORA VTG	CONTAINERS
MEMC Italy	SOGETANK ORA VTG	CONTAINERS
MEMC Italy	ECONOCOM EX ECS	PC
MEMC Italy	HARTMANN RUDOLF	CONTAINERS
MEMC Italy	LPE	EQUIPMENT
MEMC Italy	LMR	EQUIPMENT
MEMC Italy	DELLA ZUANNA
MEMC Italy	MEYER + BURGER	EQUIPMENT
MEMC Italy	SEMILAB	EQUIPMENT
MEMC Italy	DAL COL	CRANE TRUCK
MEMC Italy	EDISON	EQUIPMENT
MEMC Italy	GONDRAND	CONTAINERS
MEMC Italy	HORIZON	EQUIPMENT
MEMC Italy	ECOTECNO	CONTAINERS
MEMC Italy	TRUCK CENTER	TRUCK
MEMC Italy	KOPRON	EQUIPMENT
MEMC Italy	TELELEASING SPA
MEMC Italy	TRECAR	TRUCK
MEMC Italy	VALLOGGIA	CRANE TRUCK

Loan Party	Lessor	Description
MEMC Italy	OTHER
MEMC Italy	ECONOCOM (#20111022)	DELL LAPTOP
MEMC Italy	ECONOCOM (#20094962)	DELL LAPTOP
MEMC Italy	ECONOCOM (#20120153)	NOVARA SERVER INFRASTRUCTURE (BLADE + STORAGE)
MEMC Italy	ECONOCOM (#20113075)	NOVARA SERVER INFRASTRUCTURE EXPANSION
MEMC Italy	ECONOCOM (#20094042)	MERANO SERVER INFRASTRUCTURE (BLADE + STORAGE)
MEMC Italy	ECONOCOM	DELL LAPTOP
MEMC Italy	ECONOCOM	MERANO SERVER INFRASTRUCTURE (BLADE + STORAGE)
MEMC Italy	ECONOCOM	FIREWALL + UPGRADE NOVARA INFRASTRUCTURE
MEMC Italy	TELELEASING (469122)	SWITCHBOARD
MEMC Japan	MITSUBISHI UFJ LEASE (DIAMOND LEASE)	#30 ALPHA STATION, PRINTER X 4, MODEM, BARCODE-READER
MEMC Japan	HITACHI CAPITAL	#61 IBM PC350 SYSTEM (END), ZEBRA BAR CODE PRINTER (RENEWAL LEASE)
MEMC Japan	HITACHI CAPITAL	#81 ION CHROMATOGRAPH
MEMC Japan	HITACHI CAPITAL	#82 TDS
MEMC Japan	MITSUI LEASE	#89 TOYOTA FORKLIFT 7FB20
MEMC Japan	MITSUI LEASE	#119 MFG. MANAGEMENT SYSTEM HOST COMPUTER
MEMC Japan	MITSUI LEASE	#120 NETWORK SYSTEM
MEMC Japan	MITSUBISHI UFJ LEASE (DIAMOND LEASE)	#139 SCRABMATE 500 JUNIOR
MEMC Japan	MITSUBISHI UFJ LEASE (DIAMOND LEASE)	#145 POWER EDGE 2950
MEMC Japan	MITSUBISHI UFJ LEASE (DIAMOND LEASE)	#146 BACKUP SERVER
MEMC Japan	MITSUBISHI UFJ LEASE (DIAMOND LEASE)	#145 POWER EDGE 2950
SunEdison Semiconductor, LLC	IBM	SAP SERVERS

Loan Party	Lessor	Description
SunEdison Semiconductor, LLC	IBM	TAIWAN STORAGE/SERVERS
SunEdison Semiconductor, LLC	CSI #174	WINDOWS SERVERS/PC’S
SunEdison Semiconductor, LLC	CSI #175	PC’S/WORKSTATIONS
SunEdison Semiconductor, LLC	CSI #176	IBM STORAGE
SunEdison Semiconductor, LLC	CSI #177	IBM DIRECTOR SWITCH’S
SunEdison Semiconductor, LLC	CSI #179	HP STORAGE – JAPAN
SunEdison Semiconductor, LLC	CSI #180	PC’S ETC.
SunEdison Semiconductor, LLC	CSI #181	LENOVO PC’S
SunEdison Semiconductor, LLC	GECAPITAL	ST. PETERS IKON COPIERS
SunEdison Semiconductor, LLC	CSI #182	LENOVO PC’S/DELL SERVERS
SunEdison Semiconductor, LLC	CSI #183	LENOVO PC’S – Q1 2013
SunEdison Semiconductor, LLC	CSI #182A	LENOVO PC’S – Q2-2013
SunEdison Semiconductor, LLC	CSI 184	LENOVO PC’S – Q3 2013
SunEdison Semiconductor, LLC	CSI 185	LENOVO PC’S – Q4 2013
Taisil	HSIN-CHU SCIENCE INDUSTRIAL PARK	LAND
Taisil	HSIN-CHU SCIENCE INDUSTRIAL PARK	DORMITORY-OPERATION
Taisil	HSIN-CHU SCIENCE INDUSTRIAL PARK	DORMITORY-REGIONAL SALES
Taisil	C. C. CHIU	SHORT TERM DORMITORY (II)
Taisil	H. J. CHEN	FOR THREE MKC SUPPORTERS
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (MICHAEL 4705-55)
Taisil	CARPLUS AUTO LEASING CORPORATION	RENTAL CAR-OPERATION (DR. LU 5521-SS)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (DR. LU33-9808 )

Loan Party	Lessor	Description
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (KEVIN 1952-WW)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (KEVIN RAB-6319)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (ROGER 5569-GG)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (CLARK 9921-WW)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (ANDREW 7871-YY)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (WAYNE 55-9119)
Taisil	CARPLUS AUTO LEASING CORPORATION	RENTAL CAR-OPERATION (VINCENT 8272-YY)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (DR. CHEN 55-9122)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (C.J. 66-0395)
Taisil	CARPLUS AUTO LEASING CORPORATION	RENTAL CAR-OPERATION (TH CHIEN 4387-33)
Taisil	CARPLUS AUTO LEASING CORPORATION	RENTAL CAR-OPERATION (PETER CHEN 4390-33)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (HR 5553-GG)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR-OPERATION (HR 3170-55)
Taisil	IWS RENTAL CAR SERVICE CO.	RENTAL CAR- REGIONAL SALES (MINGKING 6699-VV)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR- REGIONAL SALES(PIERRE 8002-77)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR- REGIONAL SALES(PUBLIC 9122-99)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR- REGIONAL SALES(KAREN 9127-99)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR- REGIONAL SALES(CHERRY 9125-99)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR- REGIONAL SALES(LINDA 77-0305)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR- REGIONAL SALES(5791-SS)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR- REGIONAL SALES(3151-SS)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR- REGIONAL SALES(3150-SS)

Loan Party	Lessor	Description
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR- REGIONAL SALES(5792-SS)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR- REGIONAL SALES(9296-TT)
Taisil	PRO RENTAL AND LEASING COMPANY, LTD.	RENTAL CAR- REGIONAL SALES(5281-TT)
Taisil	KEY EQUIPMENT	EMC NS-20 HDD, 6 SETS P/O #8023021
Taisil	KEY EQUIPMENT	EMC CX-340 EXTEND HDD(15 EA), P/O #8025381
Taisil	KEY EQUIPMENT	ORACLE M4000 SERVER, P/O #8025952
Taisil	KEY EQUIPMENT	DELL R710 SERVER, P/O #8029580
Taisil	KEY EQUIPMENT	DELL R210 SERVER, P/O #8029581
Taisil	KEY EQUIPMENT FINANCE CORP	EXTEND 6 MONTHS,CISCO 4507, P/O #7075112
Taisil	HP FINANCIAL SERVICE(SINGAPORE) PTE LTD, TAIWAN BRANCH	HP EVA4000 STORAGE,P/O #8038234
Taisil	HP FINANCIAL SERVICE(SINGAPORE) PTE LTD, TAIWAN BRANCH	HP NAS GATEWAY, P/O #8042671

Schedule 7.03(i)

Letters of Credit Facilities and Local Lines of Credit

1.	MEMC Italy – The €1,600,000 line of credit with Banca Nazionale de Lavoro SpA is secured by a €1,600,000 letter of credit

2.	MEMC Ipoh Sdn. Bhd. – The MYR 5,000,000 line of credit with HSBC Bank Malaysia Berhad is (1) secured by a cash deposit equal to 50% of the amount available to be drawn under such facility and all existing bank guarantees outstanding thereunder and (2) guaranteed by a corporate guarantee from Holdings (which guarantee is limited to US$2,000,000)

Schedule 7.08

Existing Affiliate Agreements

1.	Letter Agreements re: Proposed Termination of Polysilicon Supply Agreement, dated May 1, 2014, between MEMC Italy and SunEdison Products Singapore Pte. Ltd. (f/k/a MEMC Singapore Pte. Ltd.)

Schedule 7.09

Existing Burdensome Agreements

1.	Section 6.8 of that certain Wafer Purchase and Sale Agreement, dated as of March 20, 2014, between Samsung Electronics Co., Ltd. and Holdings.

Schedule 10.02

ADMINISTRATIVE AGENT’S OFFICE; CERTAIN ADDRESSES FOR NOTICES

If to the Administrative Agent or Swing Line Lender:

Goldman Sachs Bank USA

30 Hudson Street, 5th Floor

Jersey City, NJ 07302

Attention: Michelle Latzoni

Telephone: (212) 902-8517

Telecopier: (917) 977-3966

Email: michelle.latzoni@ny.email.gs.com

Account:	SWIFT CODE: CITIUS33
ABA: 021000089
BANK NAME: CITIBANK N.A.
CITY: NEW YORK
A/C #: 30627664
ENTITY NAME: GOLDMAN SACHS BANK USA

If to the L/C Issuer:

Citibank, N.A.

c/o its servicer Citicorp North America Inc.

3800 Citibank Center, Building B, 3rd Floor

Tampa, FL 33610

Attention: U.S. Standby Dept.

Telephone: 866-945-6284

Telecopier: 609-681-2734

Email: us.standby@imcnam.ssmb.com

If to the Borrower:

SunEdison Semiconductor B.V.

Naritaweg 165

Telestone 8

1043 BW Amsterdam

the Netherlands

Attention: Chief Financial Officer

Telephone: (636) 474-5000

Telecopier: (636) 474-5158

Email: JHall@sunedisonsemi.com>

With a copy to:

c/o SunEdison Semiconductor, LLC

501 Pearl Drive (City of O’Fallon)

St. Peters, MO 63376

Attention: General Counsel

Telephone: (636) 474-5000

Telecopier: (636) 474-5158

Email: STownsley@sunedisonsemi.com

and

c/o SunEdison Semiconductor Limited

11 Lorong 3 Toa Payoh

Block B, 4th Floor, Jackson Square

Singapore 319579

Telephone: +65 6681-9300

Website: http://www.sunedisonsemi.com/

EXHIBIT A

FORM OF LOAN NOTICE

❑  Date:                     ,

To:     Goldman Sachs Bank USA, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of May 27, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the law of The Netherlands (the “Borrower”), SunEdison Semiconductor Limited, a public limited company organized under the law of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore) (“Holdings”), the Lenders from time to time party thereto, Goldman Sachs Bank USA, as Administrative Agent and Swing Line Lender, the L/C Issuers and the other Agents party thereto.

The Borrower hereby requests (select one):

☐ A Borrowing of Loans	☐ A conversion or continuation of Loans

1.	On (a Business Day).

2.	In the amount of .

3.	Comprised of .

[Type of Loan and Class of Loan requested]

4.	In the following currency:

5.	For Eurocurrency Rate Loans: with an Interest Period of months.

The Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01 of the Agreement.

SUNEDISON SEMICONDUCTOR B.V.

By:

Name:

Title:

A-4

EXHIBIT B

FORM OF SWING LINE LOAN NOTICE

❑  Date:                     ,

To:	Goldman Sachs Bank USA, as Swing Line Lender

Goldman Sachs Bank USA, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of May 27, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the law of The Netherlands (the “Borrower”), SunEdison Semiconductor Limited, a public limited company organized under the law of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore) (“Holdings”), the Lenders from time to time party thereto, Goldman Sachs Bank USA, as Administrative Agent and Swing Line Lender, the L/C Issuers and the other Agents party thereto.

The undersigned hereby requests a Swing Line Loan:

1.	On (a Business Day).

2.	In the amount of $ .

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

SUNEDISON SEMICONDUCTOR B.V.

By:

Name:

Title:

B-1

EXHIBIT C-1

FORM OF REVOLVING NOTE

$	,

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to                      (the “Lender”) on the Revolving Maturity Date of the hereinafter defined Credit Agreement, at the principal office of Goldman Sachs Bank USA, as Administrative Agent, in New York, New York, in immediately available funds, the principal sum of                      Dollars ($        ) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in that certain Credit Agreement, dated as of May 27, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the law of The Netherlands (the “Borrower”), SunEdison Semiconductor Limited, a public limited company organized under the law of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore) (“Holdings”), the Lenders from time to time party thereto, Goldman Sachs Bank USA, as Administrative Agent and Swing Line Lender, the L/C Issuers and the other Agents party thereto.

This Note is one of the Revolving Notes referred to in the Credit Agreement, and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law provisions (other than Sections 5-1401 and 5-1402 of the New York General Obligations law).

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

[Signature page follows]

C-1-1

SUNEDISON SEMICONDUCTOR B.V.

By:
Name:
Title:

C-1-2

EXHIBIT C-2

FORM OF TERM LOAN NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to [                    ] or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Term Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of May 27, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the law of The Netherlands (the “Borrower”), SunEdison Semiconductor Limited, a public limited company organized under the law of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore) (“Holdings”), the Lenders from time to time party thereto, Goldman Sachs Bank USA, as Administrative Agent and Swing Line Lender, the L/C Issuers and the other Agents party thereto.

The Borrower promises to pay interest on the unpaid principal amount of each Term Loan from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Term Loan was denominated and in Same Day Funds at the Administrative Agent’s Office for such currency. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Term Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount, currency and maturity of its Term Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows]

C-2-1

SUNEDISON SEMICONDUCTOR B.V.

By:

Name:

Title:

C-2-2

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:    Goldman Sachs Bank USA, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of May 27, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the law of The Netherlands (the “Borrower”), SunEdison Semiconductor Limited, a public limited company organized under the law of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore) (“Holdings”), the Lenders from time to time party thereto, Goldman Sachs Bank USA, as Administrative Agent and Swing Line Lender, the L/C Issuers and the other Agents party thereto.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                      of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of Holdings ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of Holdings ended as of the above date. Such financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of Holdings, the Borrower and their Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of each of Holdings and the Borrower during the accounting period covered by such financial statements.

3. A review of the activities of Holdings and the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period each of Holdings and the Borrower performed and observed all their Obligations under the Loan Documents, and

[select one:]

[to the knowledge of the undersigned, during such fiscal period each of the Borrower and Holdings performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[to the knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of (i) Holdings and the Borrower contained in Article V of the Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

[Use following paragraph for fiscal year-end financial statements]

6. The Consolidated Excess Cash Flow analyses and information set forth on Schedules 4 and 5 attached hereto are true and accurate on and as of the date of this Certificate.

7. [Schedule[s] [5.1(A), 5.1(B), 5.1(C), 5.2, 5.2(II) and 5.5] of the Pledge and Security Agreement (US) are hereby [amended][supplemented] by [Borrower to describe how attached schedules amend/supplement the existing schedules] set forth on Schedule[s] [5.1(A), 5.1(B), 5.1(C), 5.2, 5.2(II) and 5.5] hereto.]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as

of                     ,         .

SUNEDISON SEMICONDUCTOR B.V.

By:

Name:
Title:

For the Quarter/Year ended                      (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11 (a) – Consolidated Leverage Ratio.

A.	Consolidated Funded Indebtedness at Statement Date: $

B.	Consolidated EBITDA for Subject Period from Schedule 2: $

C.	Consolidated Leverage Ratio (Line I.A / Line I.B): to 1

Maximum permitted: [    ].00 to 1.00

For the Quarter/Year ended                      (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

Consolidated EBITDA

(in accordance with the definition of Consolidated EBITDA

as set forth in the Credit Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income from Schedule 3
+provision for taxes based on income or profits
+consolidated interest expense
+capitalized consolidated interest expense
+interest on Indebtedness that is guaranteed or secured
+all dividends times 1/(1-combined national, US federal, state, provincial and local statutory tax rate)
+foreign currency translation losses
+restructuring charges
+depreciation expense
+amortization expense
+other non-cash charges and expenses
+expenses or charges related to equity offering, Permitted Acquisition or other Investment, Disposition or Indebtedness
-foreign currency translation gains
-non-cash income
= Consolidated EBITDA

Each component of the calculation of Consolidated EBITDA shall be determined for Holdings, the Borrower and their Subsidiaries on a consolidated basis in accordance with GAAP. Notwithstanding anything to the contrary contained in the Credit Agreement, the Consolidated EBITDA for any period of measurement thereof shall (x) include the appropriate financial items for any Person or business unit that has been acquired by Holdings, the Borrower or any of their Subsidiaries for any portion of such period prior to the date of such acquisition, and (y) exclude the appropriate financial items for any Person or business that has been Disposed of by Holdings, the Borrower or any of their Subsidiaries, for the portion of such period prior to the date of Disposition.

Notwithstanding any of the foregoing to the contrary, for purposes of calculating the Consolidated Leverage Ratio for any four-fiscal quarter period that includes the fiscal quarter ending on June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, Consolidated EBITDA shall be based on the sum of (a) the applicable amounts specified below for such fiscal quarter, and (b) Consolidated EBITDA for the portion of such four fiscal quarter period not including such fiscal quarter:

Fiscal quarter ending	Consolidated EBITDA
June 30, 2013	$37,600,000
September 30, 2013	$30,300,000
December 31, 2013	$10,600,000
March 31, 2014	$24,500,000

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 3

to the Compliance Certificate

($ in 000’s)

Consolidated Net Income

(in accordance with the definition of Consolidated Net Income as set forth in the Credit Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
GAAP net income (loss)

Excluding the following items:

extraordinary gains and losses
gains and losses in connection with certain Dispositions, dispositions of securities or early extinguishment of Indebtedness, and related taxes net income (loss) of joint or minority owned Persons (other than cash dividends received)
net income (loss) of any Subsidiary to the extent payment of dividends is not permitted cumulative effect of change in accounting principles
non-cash charges and expenses related to equity-based compensation plans non-cash gains and losses from valuation of Related
Swap Contracts pursuant to FASB Statement No. 133
=Consolidated Net Income

For the Year ended                     (“Statement Date”)

SCHEDULE 4

to the Compliance Certificate

($ in 000’s)

Consolidated Excess Cash Flow

(in accordance with the definition of Consolidated Excess Cash Flow as set forth in the Credit Agreement)

Consolidated Excess Cash Flow	Twelve Months Ended
Consolidated Net Income from Schedule 3
+non-Cash charges reducing Consolidated Net Income
+Consolidated Working Capital Adjustment from Schedule 5
-the sum of:
A. amounts paid from Internally Generated Cash of:

1.      scheduled repayments of Indebtedness for borrowed money (excluding repayments of Swing Line Loans and Revolving Loans except to the extent resulting in permanent reductions of Revolving Commitments) and capital lease obligations (excluding any interest expense portion thereof)

2. Capital Expenditures

B.     other non-Cash gains increasing Consolidated Net Income (excluding any such non Cash gain to the extent it represents the reversal of an accrual or reserve for potential Cash gain in any prior period)

= Consolidated Excess Cash Flow
Consolidated Excess Cash Flow	$

Prepayment percent	[50%/25%]	*

Subtotal:		$

Minus:	voluntary repayments of the Loans made with Internally
Generated Cash (excluding, for the avoidance of doubt,
repayments of Revolving Loans or Swing Line Loans except
to the extent the Revolving Commitments are permanently
	reduced in connection with such repayments)	$

Prepayment amount		$

[* Refer to Section 2.05(h) of the Credit Agreement for a determination of the applicable pre-payment percentage]

For the Year ended                     (“Statement Date”)

SCHEDULE 5

to the Compliance Certificate

($ in 000’s)

Consolidated Working Capital Adjustment

(in accordance with the definition of Consolidated Working Capital Adjustment as set forth in the Credit Agreement)

Consolidated Working Capital	Twelve Months Ended
Consolidated Working Capital at the beginning of the period
- Consolidated Working Capital at the end of the period
= Consolidated Working Capital Adjustment*

*	In calculating the Consolidated Working Capital Adjustment there shall be excluded the effect of reclassification during such period of current assets to long term assets and current liabilities to long term liabilities and the effect of any Permitted Acquisition during such period; provided that there shall be included with respect to any Permitted Acquisition during such period an amount (which may be a negative number) by which the Consolidated Working Capital acquired in such Permitted Acquisition as at the time of such acquisition exceeds (or is less than) Consolidated Working Capital at the end of such period.

Consolidated Working Capital

(in accordance with the definition of Consolidated Working Capital as set forth in the Credit Agreement)

Consolidated Working Capital	Beginning of the Period	End of the Period
Consolidated Current Assets
-Consolidated Current Liabilities
= Consolidated Working Capital

Consolidated Current Assets: the total assets on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.

Consolidated Current Liabilities: the total liabilities on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt.

SCHEDULE [5.1(A), 5.1(B), 5.1(C), 5.2, 5.2(II) or 5.5] TO THE COMPLIANCE CERTIFICATE

([amendments][supplements] to existing Schedule [5.1(A), 5.1(B), 5.1(C), 5.2, 5.2(II) or 5.5] of the Pledge and Security Agreement (US))

EXHIBIT E-1

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit, Bankers’ Acceptances and the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1. Assignor:

2. Assignee:

[for each Assignee, indicate [Affiliate] [Approved Fund] of [identify Lender]]

3. Borrower:	SunEdisonSemiconductor B.V.

4. Holdings:	SunEdisonSemiconductor Limited

E-1-1

5.	Administrative Agent: Goldman Sachs Bank USA, as the administrative agent under the Credit Agreement

6.	Credit Agreement: Credit Agreement, dated as of May 27, 2014, among SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the law of The Netherlands, SunEdison Semiconductor Limited, a public limited company organized under the law of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore) (“Holdings”), the Lenders from time to time party thereto, Goldman Sachs Bank USA, as Administrative Agent and Swing Line Lender, the L/C Issuers and the other Agents party thereto.

6.	Assigned Interest[s]:

Assignor	Assignee	Aggregate Amount of [Revolving Commitment/Term Loan] for all Lenders[3]	Amount of [Revolving Commitment/Term Loan] Assigned	Percentage Assigned of [Revolving Commitment/Term Loan]		CUSIP Number
		$	$		%
		$	$		%
		$	$		%

[7.	Trade Date: ][4]

Effective Date:                     , 20        [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:
Title:

[3]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[4]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

E-1-2

[Consented to and]5 Accepted:

GOLDMAN SACHS BANK USA,

as Administrative Agent [and Swing Line Lender]

By:
Title:

[Consented to:][6]

[ ],
as Primary L/C Issuer

By:
Title:

[Consented to:]7

SUNEDISON SEMICONDUCTOR B.V.

By:
Title:

[5]	To be added only if the consent of the Administrative Agent and/or Swing Line Lender is required by the terms of the Credit Agreement.
[6]	To be added only if the consent of the Primary L/C Issuer is required by the terms of the Credit Agreement.
[7]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

E-1-3

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, the Borrower, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrower, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06 of the Credit Agreement (subject to such consents, if any, as may be required under such Section of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

E-1-4

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed to any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflict of laws principles thereof.

E-1-5

EXHIBIT E-2

FORM OF ADMINISTRATIVE QUESTIONNAIRE

Legal Name of Institution / Fund:

Address:

Parent Company:

Signature Block:

By:

Attention:	Phone:

Address:	Fax:

Loan Activity To:

Attention:	Phone:

Address:	Fax:

USD Payment Instructions:

Bank Name:

ABA #:

Account Name:

Account Number:

Further credit to:

Account number:

E-2-3

Financials, Amendments, Credit Documentation, Voting:

Attention:	Phone:

Address:	Fax:

Tax ID Information:

Tax ID number:	Please attach appropriate tax form

Indicate “Offshore” if applicable

Fund Type (Check One):

❑	Hedge Fund

❑	Private Investment Vehicle

❑	Mutual Fund

❑	CLO / CDO

E-2-4

EXHIBIT F

FORM OF PLEDGE AND SECURITY AGREEMENT (US)

PLEDGE AND SECURITY AGREEMENT (US)

Dated as of May 27, 2014

between

EACH OF THE GRANTORS PARTY HERETO

and

GOLDMAN SACHS BANK USA,

as Administrative Agent

i

7.3	Additional Grantors	30

SECTION 8.	COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.	30
8.1	Power of Attorney	30
8.2	No Duty on the Part of Administrative Agent or Secured Parties	31
8.3	Appointment Pursuant to Credit Agreement	32

SECTION 9.	REMEDIES.	32
9.1	Generally	32
9.2	Application of Proceeds	34
9.3	Sales on Credit	34
9.4	Investment Related Property	34
9.5	Grant of Intellectual Property License	34
9.6	Intellectual Property	35
9.7	Cash Proceeds; Deposit Accounts	37

SECTION 10.	COLLATERAL AGENT.	37

SECTION 11.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION AND RELEASE.	38

SECTION 12.	STANDARD OF CARE; ADMINISTRATIVE AGENT MAY PERFORM.	39

SECTION 13.	MISCELLANEOUS.	39

SCHEDULE 5.1 – GENERAL INFORMATION

SCHEDULE 5.2 – COLLATERAL IDENTIFICATION

SCHEDULE 5.4 – FINANCING STATEMENTS

SCHEDULE 5.5 – LOCATION OF EQUIPMENT AND INVENTORY

EXHIBIT A – PLEDGE SUPPLEMENT

EXHIBIT B – UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C – SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT D – DEPOSIT ACCOUNT CONTROL AGREEMENT

EXHIBIT E – TRADEMARK SECURITY AGREEMENT

EXHIBIT F – PATENT SECURITY AGREEMENT

EXHIBIT G – COPYRIGHT SECURITY AGREEMENT

ii

This PLEDGE AND SECURITY AGREEMENT (US), dated as of May 27, 2014 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands (the “Borrower”), SunEdison Semiconductor Limited, a limited company organized under the law of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore) (“Holdings”), and each of the subsidiaries of Holdings and the Borrower party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (together with the Borrower, each, a “Grantor”), and Goldman Sachs Bank USA, as administrative agent for the Secured Parties (as herein defined) (in such capacity as administrative agent, together with its successors and permitted assigns, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Holdings, the Borrower, the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent;

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the other Loan Documents, and the obligations of the Lenders to make any Credit Extension, that each Grantor shall have executed and delivered to the Administrative Agent this Agreement;

WHEREAS, each Grantor will obtain benefits from the incurrence of the Loans by the Borrower and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower;

WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Related Credit Arrangements with one or more Lenders or Lender Counterparties; and

WHEREAS, in consideration of the extension of the Loans and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Related Credit Arrangements, respectively, each Grantor has agreed to secure such Grantor’s obligations under the Loan Documents and the Related Credit Arrangements as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Administrative Agent agree as follows:

•	DEFINITIONS; GRANT OF SECURITY.

1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:

“Additional Grantor” shall have the meaning assigned in Section 7.3.

“Administrative Agent” shall have the meaning set forth in the preamble.

“Agreement” shall have the meaning set forth in the preamble.

“Bankruptcy Code” shall mean Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as now or hereafter in effect, or any successor statute.

“Borrower” shall have the meaning set forth in the preamble.

“Cash Proceeds” shall have the meaning assigned in Section 9.7(a).

“Citibank” shall have the meaning set forth in Section 4.2(a).

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Account” shall mean any account established by the Administrative Agent in connection with its rights, duties or obligations under this Agreement.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned or hypothecated in respect of, or otherwise securing, any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Control” shall mean: (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts, Security Entitlements, Commodity Contract or Commodity Account, control within the meaning of Section 9-106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (4) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (5) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (6) with respect to Letter of Credit Rights, control within the meaning of Section 9-107 of the UCC and (7) with respect to any “transferable record”(as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the

2

Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction relevant to such transferable record.

“Copyrights” shall mean all United States, and foreign copyrights (whether or not the underlying works of authorship have been published), including copyrights in software and all rights in and to databases, all designs (including industrial designs, Protected Designs within the meaning of 17 U.S.C. §§ 1301 et. seq., and community designs), and all Mask Works (as defined under 17 U.S.C. § 901), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including the registrations and applications listed in Schedule 5.2(II) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Credit Agreement” shall have the meaning set forth in the recitals.

“Excluded Property” shall mean any asset of any Grantor excluded from the security interest hereunder by virtue of Section 2.2 hereof but only to the extent, and for so long as, so excluded thereunder.

“Grantors” shall have the meaning set forth in the preamble.

“Holdings” shall have the meaning set forth in the preamble.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Administrative Agent is the loss payee thereof) and (ii) any “key man” life insurance policies of any Grantor.

“Intellectual Property” shall mean, the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under the United States, multinational or foreign laws or otherwise, including Copyrights, Patents, Trademarks, Trade Secrets and Intellectual Property Licenses, and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due or payable with respect thereto.

“Intellectual Property License” shall mean any and all written agreements, licenses and covenants to which any Grantor is a party providing for the granting of any right in or to any Copyright, Patent, Trademark or Trade Secret, or otherwise providing for a covenant not to sue for infringement or other violation of any

3

such Intellectual Property (whether such Grantor is licensee or licensor thereunder) including each agreement listed in Schedule 5.2(II) under the heading “Intellectual Property Licenses” (as such schedule may be amended or supplemented by the Borrower from time to time).

“Intellectual Property Security Agreement” shall mean each intellectual property security agreement executed and delivered by the applicable Grantors, substantially in the form set forth in Exhibit E, Exhibit F and Exhibit G, as applicable.

“Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodity Accounts and Deposit Accounts.

“Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Lender” shall have the meaning set forth in the recitals.

“Majority Holder” shall have the meaning set forth in Section 10.

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor or is otherwise of material value.

“Non-US Grantor” means any Grantor that is organized under the laws of any jurisdiction that is not a political subdivision of the United States.

“Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including: (i) each patent and patent application listed in Schedule 5.2(II) under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Permitted Lien” shall mean any Lien permitted to be created, assumed or suffered to exist by any Loan Party pursuant to Section 7.01 of the Credit Agreement.

“Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean all indebtedness for borrowed money owed to such Grantor, whether or not evidenced by any Instrument, including all indebtedness

4

described on Schedule 5.2(I) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing such any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests.

“Pledged LLC Interests” shall mean, as may be now owned or hereafter acquired by any Grantor, all interests in any limited liability company and each series thereof including all limited liability company interests listed on Schedule 5.2(I) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any Securities Intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company.

“Pledged Partnership Interests” shall mean, as may be now owned or hereafter acquired by any Grantor, all interests in any general partnership, limited partnership, limited liability partnership or other partnership including all partnership interests listed on Schedule 5.2(I) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any Securities Intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership.

“Pledged Stock” shall mean, as may be now owned or hereafter acquired by any Grantor, all shares of capital stock owned by such Grantor, including all shares of capital stock described on Schedule 5.2(I) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any Securities Intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

5

“Qualified ECP Guarantor” means, in respect of any Swap Obligation under a Related Swap Contract, each Grantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation under a Related Swap or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Receivables” shall mean all rights of any Grantor to payment, whether or not earned by performance, for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all such Grantor’s rights, if any, in any Goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection with Receivables, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating to Receivables and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Act” means the Securities Act of 1933, as from time to time amended.

“Termination Date” means the date on which (i) the Commitments have expired or have been terminated, (ii) all Obligations (other than contingent

6

indemnification obligations and other obligations not then payable which expressly survive termination) have been paid in full in cash and (iii) all Letters of Credit and Bankers’ Acceptances have expired or have been terminated (other than Letters of Credit and Bankers’ Acceptances as to which other arrangements satisfactory to the L/C Issuer shall have been made (which arrangements may include, in the L/C Issuer’s discretion, Cash Collateral or backstop letters of credit satisfactory to the L/C Issuer in an amount equal to [102.5]% of the then Outstanding Amount of all L/C-BA Obligations)

“Trade Secrets” shall mean all trade secrets and all other confidential and proprietary information and know-how whether or not the foregoing has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to the foregoing, and with respect to any and all of the foregoing: (i) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (iii) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Trademarks” shall mean all United States and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including the registrations and applications listed in Schedule 5.2(II) under the heading “Trademarks” (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“United States” and “U.S.” shall mean the United States of America.

“US Grantor” means any Grantor that is organized under the laws of any political subdivision of the United States.

7

“US Issuer” means any issuer of any Pledged Equity Interest that is organized under the laws of any political subdivision of the United States.

1.2 Definitions; Interpretation; Post-Closing Obligations.

(a) In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Consignee, Consignment, Consignor, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Deposit Account, Document, Entitlement Order, Equipment, Electronic Chattel Paper, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Investment Property, Letter of Credit Right, Manufactured Home, Money, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b) All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The incorporation by reference of terms defined in the Credit Agreement shall survive any termination of the Credit Agreement.

(c) Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

(d) Certain covenants and representations, as well as other provisions of this Agreement, are expressly addressed in Schedule 6.17 of the Credit Agreement. Notwithstanding anything herein to the contrary, as of the Closing Date and until the applicable times specified in Schedule 6.17 of the Credit Agreement, the covenants, representations and provisions set forth in Schedule 6.17 of the Credit Agreement apply and shall supersede, for all purposes under the Loan Documents, the equivalent covenants, representations and provisions set forth herein.

8

SECTION 2. GRANT OF SECURITY.

2.1 Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including the following, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which being hereinafter collectively referred to as the “Collateral”):

(a) all Accounts;

(b) all Chattel Paper;

(c) all Documents;

(d) all General Intangibles;

(e) all Goods and Fixtures (including Inventory and Equipment);

(f) all Instruments;

(g) all Insurance Proceeds;

(h) Intellectual Property;

(i) all Investment Related Property (including Deposit Accounts);

(j) all Letter of Credit Rights;

(k) all Money;

(l) all Receivables (including all Receivables Records);

(m) all Commercial Tort Claims (including Commercial Tort Claims now or hereafter described on Schedule 5.2);

(n) to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to:

(a) any lease, license, contract or agreement to which any Grantor is a party, and any of its rights or interest thereunder, if and to the extent that a security

9

interest is prohibited by or in violation of (i) any law, rule or regulation applicable to such Grantor, or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions or other conditions specified in (i) or (ii) above; provided, further, that the exclusions referred to in clause (a) of this Section 2.2 shall not include any Proceeds of any such lease, license, contract or agreement;

(b) [Intentionally Omitted];

(c) any of the outstanding Equity Interests in (x) MEMC Electronic Materials GmbH, (y) MEMC Electronic Materials France S.A.R.L. and (z) each Person which is not a Subsidiary to the extent, and for so long as, a pledge of such Equity Interests to the Administrative Agent is prohibited by the terms of such Person’s organizational or joint venture documents or such Equity Interests could not be pledged without the consent of third parties that has not been obtained; provided, however, in each case, that the Collateral shall include (and such security interest shall attach to) such Equity Interest immediately at such time such prohibition shall no longer be applicable (unless otherwise excluded pursuant to the other provisions of this Section 2.2);

(d) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law;

(e) subject to Sections 6.17 and 6.20 of the Credit Agreement, any personal property of any Non-US Grantor, if and to the extent that a security interest is prohibited by any law, rule or regulation or requires the consent of any Governmental Authority or other Person (other than Holdings, the Borrower and the Subsidiaries); provided, however, that the Grantors shall use commercially reasonable efforts to obtain any consents necessary to grant a security interest in such personal property to the Administrative Agent; and

(f) with respect to MEMC Italy, any personal property thereof, except as pledged to the Administrative Agent pursuant to the Italian Security Documents.

10

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations (the “Secured Obligations”).

3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (a) nothing set forth in this Agreement shall relieve any Grantor from any of its obligations, and each Grantor shall remain liable for all of its obligations, under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Administrative Agent or any other Secured Party of any such obligation, (b) nothing set forth in this Agreement shall relieve any Grantor from any liability under any agreement, and each Grantor shall remain liable under each of the agreements, to which it is a party included in the Collateral, including any agreement relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related hereto nor shall the Administrative Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

3.3 Keepwell. Each Grantor that is a Qualified ECP Guarantor, hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each other Grantor as may be needed from time to time by such Grantor to honor all of its obligations under any Guaranty or this Agreement in respect of Swap Obligations under any Related Swap Contract (provided, however, that each Qualified ECP Guarantor shall only be liable under any such Guaranty for the maximum amount of such liability that can be thereby incurred without rendering its obligations under this Section 3.3, or otherwise under such Guaranty or this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 3.3 shall remain in full force and effect until the guarantees in respect of Swap Obligations under each Related Swap Contract have been discharged, or otherwise released or terminated in accordance with the terms of this Agreement (other than contingent obligations under general indemnification provisions as to which no claim is pending). Each Qualified ECP Guarantor intends that this Section 3.3 constitute, and this Section 3.3 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Grantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

11

3.4 Specified Loan Parties. Notwithstanding anything herein or in any other Loan Document to the contrary, with respect to any Grantor that is a Specified Loan Party, (a) the amount of Obligations secured by the Collateral of such Grantor hereunder and under any other Security Document and (b) the maximum liability of such Grantor hereunder and under the other Security Documents, shall not, in the aggregate, exceed such Specified Loan Party’s Guaranteed Amount Limit.

SECTION 4. CERTAIN PERFECTION REQUIREMENTS

4.1 Delivery Requirements.

(a) Certificated Securities. With respect to any Certificated Securities and any certificates evidencing or representing any Pledged Equity Interest (regardless of whether Pledged Equity Interests constitutes Certificated Securities, including any Pledged Partnership Interests or Pledged LLC Interests), in each case of a US Issuer, each applicable Grantor shall deliver to the Administrative Agent all Security Certificates and such other certificates. All such Security Certificates and other certificates shall be duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective indorsement, in each case, to the Administrative Agent or in blank.

(b) Instruments or Tangible Chattel Paper. With respect to any Instruments or Tangible Chattel Paper, in each case governed by the Laws of the United States, or any political subdivision thereof, and included in the Collateral, each applicable Grantor shall deliver to the Administrative Agent all such Instruments or Tangible Chattel Paper, duly indorsed in blank; provided, however, the delivery requirement in this Section 4.1(b) shall not apply to any Instruments or Tangible Chattel Paper having a face amount of less than $250,000 individually and $1,000,000 in the aggregate for all Instruments or Tangible Chattel Paper of such Grantors.

4.2 Control Requirements.

(a) With respect to any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts, in each case located in the United States and included in the Collateral, each applicable Grantor shall either (x) ensure that the Administrative Agent has Control thereof pursuant to clause (i), (ii) or (iii) of this Section 4.2(a), as applicable, or (y) if the Administrative Agent does not have Control thereof in accordance with clause (x), then at the request of the Administrative Agent, cause such Deposit Account, Securities Account, Security Entitlement, Commodity Account or Commodity Contract to be moved to a depository institution, Securities Intermediary or financial institution, as applicable, where such Control may be established; provided, however, the Control requirements in this Section 4.2(a) shall not apply to any Deposit Account, Securities Account, Security Entitlement, Commodity Account and Commodity Contract, in each case, having a value, or having

12

funds or other assets credited thereto with a monthly average balance of less than $500,000 individually and $3,000,000 in the aggregate for all Deposit Account, Securities Account, Security Entitlement, Commodity Account or Commodity Contract located in the United States of all Grantors; provided, further, (1) no later than one hundred twenty (120) days after the Closing Date (as such period may be extended by the Administrative Agent in its sole discretion), the Grantors shall either (x) cause each Deposit Account included in the Collateral that is maintained with Citibank’s New York branch (“Citibank”) to be subject to the Control of the Administrative Agent pursuant to clause (ii) of this Section 4.2(a) and (2) until each such Deposit Account with Citibank becomes subject to the Control of the Administrative Agent, each Grantor with a Deposit Account at Citibank shall, on each Business Day in which the funds credited to any such accounts exceed $100,000 in the aggregate for all such accounts (or such longer interval as the Administrative Agent may approve in its sole discretion), cause the funds held in each such account to be transferred to an account subject to the Control of the Administrative Agent.

(i) With respect to any Securities Account or Security Entitlements, in each case located in the United States and included in the Collateral, Control shall be established by (A) the Securities Intermediary which maintains such Securities Account or Security Entitlement entering into an agreement substantially in the form of Exhibit C (or such other agreement in form and substance reasonably satisfactory to the Administrative Agent), pursuant to which the Securities Intermediary shall agree to comply with the Administrative Agent’s Entitlement Orders without further consent by such Grantor, or (B) at the request of the Administrative Agent, a Grantor causing such Securities Account or Security Entitlement to be moved to a Securities Intermediary where such an agreement may be obtained.

(ii) With respect to any Deposit Account located in the United States and included in the Collateral, Control shall be established by (A) the depositary institution which maintains such Deposit Account entering into an agreement substantially in the form of Exhibit D (or such other agreement in form and substance reasonably satisfactory to the Administrative Agent), pursuant to which the Bank shall agree to comply with the Administrative Agent’s instructions with respect to disposition of funds in the Deposit Account without further consent by such Grantor, or (B) at the request of the Administrative Agent, a Grantor causing such Deposit Account to be moved to a depository institution where such an agreement may be obtained.

(iii) With respect to any Commodity Account or Commodity Contracts, in each case of a Grantor, located in the United States and included in the Collateral, Control shall be established by the applicable Grantor in favor of the Administrative Agent in a manner reasonably acceptable to the Administrative Agent.

(b) Uncertificated Securities.

13

(i) With respect to any Uncertificated Security of a US Issuer included in the Collateral (other than any Uncertificated Security credited to a Securities Account), each applicable Grantor, (x) with respect to an issuer that is a Subsidiary, shall, and (y) with respect to an issuer that is not a Subsidiary, shall use commercially reasonable efforts to, cause the issuer of such Uncertificated Security to either (A) register the Administrative Agent as the registered owner thereof on the books and records of the issuer or (B) execute an agreement substantially in the form of Exhibit B (or such other agreement in form and substance reasonably satisfactory to the Administrative Agent), pursuant to which such issuer agrees to comply with the Administrative Agent’s instructions with respect to such Uncertificated Security without further consent by such Grantor.

(ii) Each Grantor further agrees that it will not take any action, or permit any person over which such Grantor has control to take action, that would cause any Pledged Equity Interest of a US Issuer that is not a Security to become a “Security” as defined in Article 8 of the Uniform Commercial Code of any State or the District of Columbia, unless such Pledged Equity Interest is evidenced by a Security Certificate which has been delivered (or is promptly delivered upon such Pledged Equity Interest that is not a Security becoming a “Security”) to the Administrative Agent indorsed in blank pursuant to Section 4.1(a).

(c) Letter of Credit Rights. With respect to any Letter of Credit Rights of a US Grantor included in the Collateral (other than any Letter of Credit Rights constituting a Supporting Obligation for a Receivable in which the Administrative Agent has a valid and perfected security interest), each applicable US Grantor shall assist the Administrative Agent in securing Control thereof by using commercially reasonable efforts to obtain the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to the Administrative Agent; provided, however, the Control requirements in this Section 4.2(c) shall not apply to any Letter of Credit Rights having a value less than $500,000 individually and $2,000,000 in the aggregate for all Letter of Credit Rights of such Grantors.

(d) Electronic Chattel Paper. With respect any Electronic Chattel Paper or “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), in each case of a US Grantor, included in the Collateral, each applicable US Grantor shall use commercially reasonable efforts to grant the Administrative Agent Control thereof; provided, however, the Control requirements in this Section 4.2(d) shall not apply to any Electronic Chattel Paper or transferable record having a face amount of less than $500,000 individually and $2,000,000 in the aggregate for all Electronic Chattel Paper of all US Grantors.

14

4.3 Intellectual Property Recording Requirements.

(a) In the case of any Collateral (whether now owned or hereafter acquired) consisting of issued U.S. Patents and applications therefor, each applicable Grantor shall execute and deliver to the Administrative Agent a Patent Security Agreement in substantially the form of Exhibit F (or a supplement thereto) covering all such Patents owned by such Grantor, in appropriate form for recordation with the United States Patent and Trademark Office.

(b) In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Trademarks and applications therefor, each applicable Grantor shall execute and deliver to the Administrative Agent a Trademark Security Agreement in substantially the form of Exhibit E hereto (or a supplement thereto) covering all such Trademarks owned by such Grantor, in appropriate form for recordation with the United States Patent and Trademark Office.

(c) In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Copyrights, each applicable Grantor shall execute and deliver to the Administrative Agent a Copyright Security Agreement in substantially the form of Exhibit G hereto (or a supplement thereto) covering all such Copyrights owned by such Grantor, in appropriate form for recordation with the United States Copyright Office.

4.4 Other Actions

(a) (a) If any issuer of any Pledged Equity Interest of any US Grantor is organized under a jurisdiction outside of the United States, each US Grantor shall take such additional actions, including causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as the Administrative Agent may deem reasonably necessary or advisable under the laws of such issuer’s jurisdiction, to insure the validity, perfection and priority of the security interest of the Administrative Agent in such Pledged Equity Interest.

(b) If a Grantor owns less than 100% of the equity interests in any US Issuer of Pledged Partnership Interests or Pledged LLC Interests of such Grantor included in the Collateral, such Grantor shall use its commercially reasonable efforts to obtain the consent of each other holder of partnership interests or limited liability company interests in such issuer to the security interest of the Administrative Agent hereunder and, following an Event of Default, the transfer of such Pledged Partnership Interests or Pledged LLC Interests to the Administrative Agent or its designee, and to the substitution of the Administrative Agent or its designee as a partner or member in such limited liability company or partnership, with all the rights and powers related thereto. Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property to the Administrative Agent and, without limiting the generality of the foregoing, to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Administrative Agent or its designee following an Event of Default and to the substitution of the Administrative Agent or its designee as a partner in any such partnership or as a member in any such limited liability company. with all the rights and powers related thereto.

15

4.5 Timing and Notice

(a) With respect to any Collateral owned or held by a Grantor on the Closing Date, each Grantor shall comply with the requirements of this Section 4 on the Closing Date.

(b) With respect to any Collateral (other than any Intellectual Property included in the Collateral) hereafter owned or acquired by a Grantor after the date hereof for which any action is required by this Section 4, such Grantor shall (i) comply with the requirements of this Section 4 and (ii) notify the Administrative Agent of such acquisition of such Collateral (other than any Intellectual Property included in the Collateral), in each case, no later than thirty (30) days after acquiring rights therein.

(c) Subject to Section 6.4(b)(ii), with respect to any registered, issued or applied-for Patents, Copyrights or Trademarks included in the Collateral hereafter acquired by a Grantor after the date hereof for which any action is required by this Section 4, such Grantor shall be required to (i) comply with the requirements of this Section 4 and (ii) notify the Administrative Agent of its acquisition of such Patents, Copyrights and Trademarks, in each case, no later than ninety (90) days after the filing of any application for, the issuance or registration of, or the acquisition of, such Patents, Copyrights and Trademarks.

SECTION	5. REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants that:

5.1 Grantor Information and Status. On the Closing Date and the date of the delivery of each Compliance Certificate:

(a) Schedule 5.1(A) and (B) (as such schedule may be amended or supplemented by the Borrower in the applicable Compliance Certificate from time to time) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) all trade names or other names under which such Grantor currently conducts any material amount of business, (3) the type of organization of such Grantor, (4) the jurisdiction of organization of such Grantor, (5) its organizational identification number, if any, and (6) the jurisdiction where its chief executive office or sole place of business (or principal residence if such Grantor is a natural person) is located;

(b) except as provided on Schedule 5.1(C) (as such schedule may be amended or supplemented by the Borrower in the applicable Compliance Certificate from time to time), such Grantor has not changed its name, jurisdiction of organization, the location of its chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or type of organizational structure, and has not conducted any material amount of business under any other name, in each case, within the five (5) years prior to the date hereof (if such Grantor is a party hereto on the Closing Date) and, if an Additional Grantor, within the five (5) years prior to the date such Additional Grantor became a party hereto;

16

(c) such Grantor has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name on Schedule 5.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 5.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction; and

(d) no Grantor is a “transmitting utility” (as defined in Section 9-102(a)(80) of the UCC).

5.2 Collateral Identification, Special Collateral. On the Closing Date and on the date of the delivery of each Compliance Certificate:

(a) Schedule 5.2 (as such schedule may be amended or supplemented by the Borrower in the applicable Compliance Certificate from time to time) sets forth under the appropriate headings all of such Grantor’s: (1) Pledged Equity Interests of US Issuers, (2) Pledged Debt governed by the Laws of the United States or any political subdivision thereof, other than any Pledged Debt for which the outstanding principal balance is less than $500,000 individually and $2,000,000 in the aggregate for all such Pledged Debt of all Grantors, (3) Securities Accounts, Deposit Accounts, Commodity Contracts and Commodity Accounts, in each case located in the United States, other than any Securities Accounts, Deposit Accounts, Commodity Contracts and Commodity Accounts having a value and/or holding deposits or assets with a market value of less than $500,000 individually and $3,000,000 in the aggregate for all such Securities Accounts, Deposit Accounts, Commodity Contracts and Commodity Accounts, in each case located in the United States of all Grantors, (4) United States and foreign registrations and issuances of and applications for Patents, Trademarks and Copyrights owned by such Grantor, (5) Intellectual Property Licenses (to which any Grantor is a licensee) governed by the Laws of the United States or any political subdivision thereof and constituting Material Intellectual Property, (6) Commercial Tort Claims governed by the Laws of the United States or any political subdivision thereof, other than any Commercial Tort Claims with an estimated value of less than $1,000,000 individually and $3,000,000 in the aggregate for all Commercial Tort Claims governed by the Laws of the United States or any political subdivision thereof of all Grantors, (7) Letter of Credit Rights for letters of credit governed by the Laws of the United States or any political subdivision thereof, other than any Letter of Credit Rights having a value less than $500,000 individually and $2,000,000 in the aggregate for all Letter of Credit Rights governed by the Laws of the United States or any political subdivision thereof of all Grantors, and (8) the name and address of any warehouseman, bailee or other third party in possession of any Inventory, Equipment and other tangible personal property, in each case located in the United States, other than any Inventory, Equipment or other tangible personal property having a value of less than $500,000 individually and $2,000,000 in the aggregate for all Inventory, Equipment or other tangible personal property, in each case located in the United States, of all Grantors;

17

(b) no material portion of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care-Insurance Receivables, (5) timber to be cut, or (6) aircraft, aircraft engines, satellites, ships or railroad rolling stock, nor does any material portion of the Collateral consist of motor vehicles or other Goods subject to a certificate of title statute of any jurisdiction; and

(c) no Excluded Property, other than any Equity Interests described in Section 2.2(c) hereof, is material to the business of such US Grantor.

5.3 Ownership of Collateral and Absence of Other Liens. On the Closing Date and the date of each Credit Extension:

(a) such Grantor (i) owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and (ii) as to any Collateral hereafter acquired, developed or created (including by way of lease or license), will own or have such rights in each item of such Collateral (except as otherwise permitted by the Credit Agreement), in each case, free and clear of any and all Liens, other than Permitted Liens;

(b) other than any financing statements filed in favor of the Administrative Agent, no effective financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office of the United States or any political subdivision thereof except for (x) financing statements for which duly authorized proper termination statements have been delivered to the Administrative Agent for filing and (y) financing statements filed in connection with Permitted Liens; and

(c) other than the Administrative Agent and any automatic control in favor of a Bank, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account, Securities Entitlement, Commodity Contract or Commodity Account, in each case located in the United States, no Person is in Control of any Collateral which consists of Deposit Accounts, Securities Accounts, Securities Entitlements, Commodity Contracts or Commodity Accounts, in each case located in the United States.

5.4 Status of Security Interest. On the Closing Date and the date of each Credit Extension:

(a) except for any Collateral addressed in clause (b) below and any Collateral for which, pursuant to Section 4.5(b), applicable action under Section 4 is not yet required, upon the filing of fully-completed financing statements (which shall name each Grantor as “debtor” and the Administrative Agent as “secured party,” and shall cover “all assets of the debtor,” “all personal property and assets of the debtor,” or words of similar import, or otherwise contain a description of the Collateral) in the filing offices set forth opposite such Grantor’s name on Schedule 5.4 (as such schedule may be amended or supplemented from time to time), the security interest of the Administrative

18

Agent in all Collateral that can be perfected by the filing of a financing statement under the UCC shall constitute a valid, perfected, first-priority Lien, subject, in the case of priority only, to Permitted Liens;

(b) to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, with respect to all Collateral consisting of United States registered and applied-for Patents, Trademarks and Copyrights owned by any Grantor as of such date, except for any Collateral for which, pursuant to Section 4.5(c), applicable action under Section 4.3 is not yet required, a fully-executed Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as applicable, containing a description of all Collateral consisting of such United States registered and applied-for Patents, Trademarks and Copyrights owned by such Grantor have been delivered to the Administrative Agent for recordation with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, pursuant to 35 U.S.C. § 261 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and upon the recordation of such Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, the security interest of the Administrative Agent in all Collateral consisting of United States registered and applied-for Patents, Trademarks and Copyrights that may be perfected by the filing of a security agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, shall constitute a perfected first-priority security interest in respect of all Collateral consisting of such United Stated registered and applied-for Patents, Trademarks and Copyrights, subject, in the case of priority only, to Permitted Liens; and

(c) no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Administrative Agent hereunder in any Collateral located in the United States and/or governed by the Laws of the United States or any political subdivision thereof or (ii) the exercise by the Administrative Agent of any rights or remedies in respect of any Collateral located in the United States and/or governed by the Laws of the United States or any political subdivision thereof (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (a) above and recordations contemplated by clause (b) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities.

5.5 Goods & Receivables. On the Closing Date and the date of the delivery of each Compliance Certificate:

(a) to the applicable US Grantor’s knowledge, each Receivable or any US Grantor with a value in excess of $500,000 (i) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) is and will be enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable

19

bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law), (iii) is not and will not be subject to any credits, rights of recoupment, setoffs or defenses (except with respect to refunds, returns and allowances in the ordinary course of business) and (iv) is and will be in compliance, in all material respects, with all applicable laws, whether federal, state, local or foreign;

(b) no Goods now or hereafter produced by any Grantor and included in the Collateral have been or will be produced in violation, in any material respect, of the Fair Labor Standards Act, as amended, or the rules and regulations promulgated thereunder, to the extent applicable to the production of such Goods; and

(c) other than any Inventory or Equipment in transit, all material amounts of the Equipment and Inventory, in each case of any US Grantor, included in the Collateral are located at the locations specified in Schedule 5.5 (as such schedule may be amended or supplemented by the Borrower in the applicable Compliance Certificate from time to time).

5.6 Pledged Equity Interests, Investment Related Property. On the Closing Date and on the date of the delivery of each Compliance Certificate:

•	Each such Grantor is the record and beneficial owner of the Pledged Equity Interests of all US Issuers free of all Liens (other than Permitted Liens), rights or claims of other Persons and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests of any US Issuer;

(b) no consent of any Person, including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary, is necessary to the creation, perfection or first priority status of the security interest of the Administrative Agent in any Pledged Equity Interests of any US Issuer or the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of any Pledged Equity Interests of any US Issuer (other than such as have been obtained and are in full force and effect); and

(c) except as set forth on Schedule 5.2 (as such schedule may be amended or supplemented by the Borrower in the applicable Compliance Certificate from time to time), all of the Pledged LLC Interests and Pledged Partnership Interests, in each case of any US Issuer, are certificated.

5.7 Intellectual Property. On the Closing Date and on the date of the delivery of each Compliance Certificate:

(a) other than as disclosed on Schedule 5.2(II) (as such schedule may be amended or supplemented by the Borrower in the applicable Compliance Certificate

20

from time to time), such Grantor is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 5.2(II) (as such schedule may be amended or supplemented by the Borrower in the applicable Compliance Certificate from time to time), and owns, free and clear of all Liens, except for Permitted Liens, or, to such Grantor’s knowledge, has the valid right to use and, where such Grantor does so, sublicense others to use, all other Material Intellectual Property used in or necessary to conduct its business;

(b) all Material Intellectual Property owned by such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in any material part, nor, in the case of Patents, is any of the Material Intellectual Property owned by such Grantor the subject of a reexamination proceeding, and such Grantor has performed all material acts and has paid all material renewal, maintenance, and other fees and taxes required to maintain in full force and effect each registration and application of Copyrights, Patents and Trademarks of such Grantor that constitute Material Intellectual Property;

(c) to such Grantor’s knowledge, other than as disclosed on Schedule 5.2(II) (as such schedule may be amended or supplemented by the Borrower in the applicable Compliance Certificate from time to time), no adverse final holding, decision, ruling, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity, enforceability, or scope of, or such Grantor’s right to register, own or use, any Material Intellectual Property of such Grantor, and no such action or proceeding is pending or, to such Grantor’s knowledge, threatened (other than routine office actions in the ordinary course of prosecution);

(d) all registrations, issuances and applications for Copyrights, Patents and Trademarks owned by such Grantor and that constitute Material Intellectual Property are standing in the name of such Grantor, except (i) as disclosed in Schedule 5.2(II) (as such schedule may be amended or supplemented by the Borrower in the applicable Compliance Certificate from time to time) and (ii) any Copyrights, Patents and Trademarks owned by a Grantor for which, pursuant to Section 4.5(c), applicable action under Section 4.3 is not yet required;

(e) except as would constitute a Permitted Lien or as otherwise permitted pursuant to the Credit Agreement, such Grantor has not made a previous assignment, sale, transfer, exclusive license or similar arrangement constituting a present or future assignment, sale, transfer, exclusive license or similar arrangement of any Material Intellectual Property to a Person that is not a Grantor that has not been terminated or released;

(f) such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets that constitute Material Intellectual Property;

(g) with respect to all Trademarks owned by a Grantor that constitute Material Intellectual Property, such Grantor uses commercially reasonable efforts to control the nature and quality of products sold and services rendered under such Trademarks and has taken commercially reasonable actions to require that its licensees of such Trademarks comply with such Grantor’s standards of quality;

21

(h) the conduct of such Grantor’s business does not, to such Grantor’s knowledge, materially infringe, misappropriate, dilute or otherwise violate any Intellectual Property right of any other Person; no written claim against such Grantor is pending or, to such Grantor’s knowledge, threatened in writing that the use of any Material Intellectual Property owned or used by such Grantor infringes, misappropriates, dilutes or otherwise violates in any material respect the asserted Intellectual Property rights of any other Person;

(i) to such Grantor’s knowledge, no Person is infringing, misappropriating, diluting or otherwise violating, in any material respect, any rights in any Material Intellectual Property owned, licensed or used by such Grantor, or any of its respective licensees; and

(j) no settlement or consents, covenants not to sue, co-existence agreements, non-assertion assurances, or releases have been entered into by such Grantor or bind such Grantor in a manner that would be reasonably likely to materially adversely affect such Grantor’s rights to own or use any Material Intellectual Property.

5.8 Delivery of Pledged Equity. The Borrower has delivered, or has caused the applicable Grantor to deliver, to the Administrative Agent all share certificates representing Pledged Equity Interests of all US Issuers required to be delivered pursuant to the terms of this Agreement, accompanied by undated stock powers executed in blank, in each case, reflecting the proper name of the pledgor or issuer, all in form satisfactory to the Administrative Agent.

SECTION 6. COVENANTS AND AGREEMENTS.

Each Grantor hereby covenants and agrees that, until the Termination Date:

6.1 Grantor Information & Status. Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Credit Agreement, it shall not change such Grantor’s name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), the location of its sole place of business (or principal residence if such Grantor is a natural person) or chief executive office, or its type of organization or jurisdiction of organization, unless it shall have (a) notified the Administrative Agent in writing at least ten (10) Business Days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Administrative Agent may reasonably request and (b) subject to Section 6.4(b), taken all actions reasonably necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Administrative Agent’s security interest in the Collateral granted or intended to be granted and agreed to hereby, which in the case of any merger or other change in

22

corporate structure shall include executing and delivering to the Administrative Agent a completed Pledge Supplement together with all supplements to the Schedules thereto, upon completion of such merger or other change in corporate structure confirming the grant of the security interest hereunder.

6.2 Collateral Identification; Special Collateral.

(a) In the event that such Grantor hereafter acquires any Collateral of a type described in Section 5.2(b), it shall promptly notify the Administrative Agent thereof in writing and, subject to Section 6.4(b), take such actions and execute such documents and make such filings, all at Grantor’s expense, as the Administrative Agent may reasonably request in order to ensure that the Administrative Agent has a valid, perfected, first priority security interest in such Collateral, subject, in the case of priority only, to Permitted Liens. Notwithstanding the foregoing, no Grantor shall be required to notify the Administrative Agent or take any such action unless such Collateral is of a material value or is material to such Grantor’s business.

(b) In the event that any US Grantor hereafter acquires or has any Commercial Tort Claim in excess of $1,000,000 individually or $3,000,000 in the aggregate for all Commercial Tort Claims of all US Grantors, it shall promptly notify the Administrative Agent thereof in writing and, if requested by the Administrative Agent, deliver a completed Pledge Supplement together with all supplements to Schedules thereto, identifying such new Commercial Tort Claims.

6.3 Ownership of Collateral and Absence of Other Liens.

(a) Except for the security interest created by this Agreement, no Grantor shall create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and each Grantor shall defend the Collateral against all Persons at any time claiming any interest therein (other than any Person having a claim under a Permitted Lien on any Collateral).

(b) Such Grantor shall not sell, transfer or assign (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted by the Credit Agreement.

6.4 Status of Security Interest.

(a) Subject to time periods in Section 4.5 and subject to subsection (b) of this Section 6.4, each Grantor shall maintain the security interest of the Administrative Agent hereunder in all Collateral as a valid, perfected, first priority Lien (subject, in the case of priority only, to Permitted Liens).

(b) Notwithstanding the foregoing or any other provision herein to the contrary, except as and to the extent specified in Section 4 hereof, no Grantor shall be required to take any action to perfect any Collateral that can only be perfected by (i) Control, (ii) other than as required by any other Loan Document, foreign filings with respect to Intellectual Property to the extent the cost of obtaining such perfection exceeds

23

the practical benefit to the Lenders afforded thereby (as reasonably determined by the Administrative Agent), or (iii) filings with registrars of motor vehicles or similar governmental authorities with respect to Goods covered by a certificate of title.

6.5 Goods & Receivables.

(a) Except in connection with (i) a Disposition permitted by Section 7.05 of the Credit Agreement or (ii) delivery to a direct beneficiary of a Permitted Lien, such Grantor shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Administrative Agent;

(b) If any Equipment or Inventory located in the United States of any Grantor having a value in excess of $500,000 individually or $2,000,000 in the aggregate for all Equipment and Inventory located in the United States of all Grantors (other than any Equipment or Inventory in transit) is in possession or control of any warehouseman, bailee or other third party (other than a Consignee under a Consignment for which such Grantor is the Consignor), each applicable Grantor shall join with the Administrative Agent in notifying such third party of the Administrative Agent’s security interest hereunder and using commercially reasonable efforts to obtain acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Administrative Agent and will permit the Administrative Agent to have access to such Equipment or Inventory for purposes of inspection or, following an Event of Default, to remove same from such premises if the Administrative Agent so elects. With respect to any Goods of any Grantor located in the United States having a value in excess of $500,000 individually or $2,000,000 in the aggregate for all Goods of all Grantors located in the United States and which is subject to a Consignment for which such Grantor is the Consignor, such Grantor shall file appropriate financing statements against the Consignee and take such other action as may be necessary to ensure that such Grantor has a perfected security interest in such Goods;

(c) Such Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

(d) Other than in the ordinary course of business, (i) such Grantor shall not amend, modify, terminate or waive any provision of any Receivable included in the Collateral in any manner which would reasonably be expected to have a material adverse effect on the value of such Receivable, and (ii) following and during the continuation of an Event of Default, such Grantor shall not (A) grant any extension or renewal of the time of payment of any Receivable included in the Collateral, (B) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable included in the Collateral for less than the total unpaid balance thereof, (C) release, wholly or partially, any Person liable for the payment thereof, or (D) allow any credit or discount thereon; and

24

(e) At any time following the occurrence and during the continuation of an Event of Default, the Administrative Agent may: (i) direct the Account Debtors under any Receivables included in the Collateral to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent; (ii) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables included in the Collateral have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Administrative Agent; and (iii) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Administrative Agent notifies any Grantor that it has elected to collect the Receivables included in the Collateral in accordance with the preceding sentence, any payments of such Receivables received by such Grantor shall be forthwith (and in any event within five (5) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in the Collateral Account maintained under the sole dominion and control of the Administrative Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support, in each case, included in the Collateral, shall be received in trust for the benefit of the Administrative Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any such Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

6.6 Pledged Equity Interests, Investment Related Property.

(a) Except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property included in the Collateral, upon the merger, consolidation, liquidation or dissolution of any issuer of such Pledged Equity Interest or other Investment Related Property, then (i) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (ii) subject to Section 6.4(b), such Grantor shall promptly take all steps, if any, reasonably necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Administrative Agent over such Investment Related Property (including delivery thereof to the Administrative Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Administrative Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Administrative Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest.

(b) Voting.

25

(i) So long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Credit Agreement or any other Loan Document, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided that no Grantor shall exercise or refrain from exercising any such right if the Administrative Agent shall have notified such Grantor that, in the Administrative Agent’s reasonable judgment, such action would have a material adverse effect on the value of any Investment Related Property included in the Collateral or any part thereof; and

(ii) Upon the occurrence and during the continuation of an Event of Default:

(1)	all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights relating to Investment Related Property included in the Collateral which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2)	in order to permit the Administrative Agent to exercise the voting and other consensual rights relating to Investment Related Property included in the Collateral which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (II) each Grantor acknowledges that the Administrative Agent may utilize the power of attorney set forth in Section 8.1.

(c) Except as expressly permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, such Grantor shall not vote to enable or take any other action to: (i) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property included in the Collateral or adversely affects the validity, perfection or priority of the Administrative Agent’s security interest therein, (ii) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer (provided that the foregoing shall not preclude equity investments in subsidiaries expressly permitted pursuant to the terms of the Credit Agreement), (iii) other than as permitted under the

26

Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or substantially all of their assets, (iv) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (v) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (c), such Grantor shall promptly notify the Administrative Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Administrative Agent’s “control” thereof; and

(d) Except as expressly permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor, and (iii) Grantor promptly complies with the delivery and control requirements of Section 4 hereof.

6.7 Intellectual Property.

(a) Other than to the extent permitted by the Credit Agreement, such Grantor shall not, without advance approval from Administrative Agent (which will not be unreasonably withheld, conditioned or delayed), do any act or omit to do any act whereby any of the Material Intellectual Property shall lapse, or become abandoned, canceled, dedicated to the public, forfeited, unenforceable or otherwise impaired, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

(b) Except in the exercise of such Grantor’s reasonable business judgment, such Grantor shall not, with respect to any Trademarks that constitute Material Intellectual Property, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and such Grantor shall take commercially reasonable steps to require that licensees of such Trademarks use such consistent standards of quality;

(c) Such Grantor shall promptly notify the Administrative Agent if any item of Material Intellectual Property: (i) has been abandoned or dedicated to the public or placed in the public domain, (ii) has been declared invalid or unenforceable, (iii) has become the subject of a final, non-appealable adverse determination regarding

27

such Grantor’s ownership, registration or use or the validity or enforceability of such item of Material Intellectual Property (including any final, non-appealable adverse determination with respect to, any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court) or (iv) has become the subject of any reversion or termination of rights;

(d) Such Grantor shall take commercially reasonable steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright owned by any Grantor and that constitutes Material Intellectual Property;

(e) In the event that any Material Intellectual Property owned by any Grantor is infringed, misappropriated, diluted or otherwise violated by a third party, such Grantor shall, where appropriate under the circumstances, promptly take commercially reasonable actions to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Material Intellectual Property including the initiation of a suit for injunctive relief and to recover damages;

(f) Such Grantor shall use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that would reasonably be expected to materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property acquired under such contracts and included in the Material Intellectual Property;

(g) Such Grantor shall take commercially reasonable steps to protect the confidentiality of all Trade Secrets that constitute Material Intellectual Property;

(h) Such Grantor shall use proper statutory notice in connection with its use of any of the Material Intellectual Property, where legally required to do so; and

(i) Such Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Material Intellectual Property or any portion thereof. In connection with such collections, such Grantor may take, and, if any Event of Default shall have occurred and be continuing, at the Administrative Agent’s reasonable direction, shall take, such action as such Grantor, or the Administrative Agent, as applicable, may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Administrative Agent shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

28

SECTION 7. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1 [Reserved].

7.2 Further Assurances.

(a) Subject to Section 6.4(b), each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that the Administrative Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i) file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property included in the Collateral and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices as may be reasonably necessary or as the Administrative Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

(ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any Intellectual Property included in the Collateral with any intellectual property registry in which said Intellectual Property is registered or issued or in which an application for registration or issuance is pending, including the United States Patent and Trademark Office or the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing as applicable; provided that, to the extent not expressly required by any other Loan Document, foreign filings with respect to Intellectual Property shall be required only upon the request of the Administrative Agent and solely to the extent the practical benefit to the Lenders afforded by such perfection exceeds the cost of obtaining same (as reasonably determined by the Administrative Agent);

(iii) with reasonable notice and request by the Administrative Agent, allow inspection of the Collateral by the Administrative Agent, or persons designated by the Administrative Agent;

(iv) at the Administrative Agent’s reasonable request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Administrative Agent’s security interest in all or any part of the Collateral; and

(v) furnish the Administrative Agent with information regarding the Collateral, including the location thereof as the Administrative Agent may reasonably request from time to time.

29

(b) Each Grantor hereby authorizes the Administrative Agent to file a Record or Records, including financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Administrative Agent may determine, in its sole discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Administrative Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Administrative Agent herein, including describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect. Each Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

(c) Each Grantor hereby authorizes the Administrative Agent to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 5.2 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

7.3 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement. Upon delivery of any such Pledge Supplement to the Administrative Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 8. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

8.1 Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, each Grantor hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Administrative Agent or otherwise, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including the following:

30

(a) to obtain and adjust insurance required to be maintained by such Grantor or paid to the Administrative Agent pursuant to the Credit Agreement;

(b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due or to become due under or in respect of any of the Collateral;

(c) to receive, endorse and collect any drafts or other instruments, documents and Chattel Paper in connection with clause (b) above;

(d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral;

(e) to prepare and file any UCC financing statements against such Grantor as debtor;

(f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in any Intellectual Property included in the Collateral in the name of such Grantor as debtor;

(g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, any such payments made by the Administrative Agent to become obligations of such Grantor to the Administrative Agent, due and payable immediately without demand; and

(h) generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Administrative Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

8.2 No Duty on the Part of Administrative Agent or Secured Parties. The powers conferred on the Administrative Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for

31

amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

8.3 Appointment Pursuant to Credit Agreement. The Administrative Agent has been appointed as administrative agent pursuant to the Credit Agreement. The rights, duties, privileges, immunities and indemnities of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement.

SECTION 9. REMEDIES.

9.1 Generally.

(a) If any Event of Default shall have occurred and be continuing, the Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured creditor on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties;

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Administrative Agent deems appropriate; and

(iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable.

(b) The Administrative Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a

32

recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Administrative Agent, as administrative agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Administrative Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency.

(c) Each Grantor further agrees that a breach by any Grantor of any of the covenants contained in this Section 9.1 will cause irreparable injury to the Administrative Agent, that the Administrative Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.1 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Administrative Agent hereunder.

(d) The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral. The Administrative Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

33

(e) The Administrative Agent shall have no obligation to marshal any of the Collateral.

9.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Administrative Agent in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral shall be applied by the Administrative Agent in accordance with Section 8.03 of the Credit Agreement.

9.3 Sales on Credit. If Administrative Agent sells any of the Collateral upon credit, the relevant Grantor will be credited only with payments actually made by the purchaser and received by the Administrative Agent in respect of such Collateral. In the event the purchaser fails to pay for the Collateral, Administrative Agent may resell the Collateral and Grantor shall be credited with proceeds of such sale.

9.4 Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Administrative Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Administrative Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.5 Grant of Intellectual Property License. Solely for the purpose of enabling the Administrative Agent, following the occurrence and during the continuance of an Event of Default, to exercise rights and remedies under this Section 9 at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Administrative

34

Agent, to the extent permitted by applicable law, an irrevocable (during the term of this Agreement), nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any of the Intellectual Property included in the Collateral now owned or hereafter acquired, developed or created by such Grantor, wherever the same may be located; provided that (i) such license shall be subject to the rights of any licensee (other than any Grantor) under any Intellectual Property License granted prior to such Event of Default, (ii) in the case of Trademarks, such license shall be subject to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, (iii) in the case of any foreign Intellectual Property jointly-owned with any Person (other than any Grantor or any Subsidiary of any Grantor), such license shall be subject to the rights of such other Person, and (iv) to the extent the foregoing license is a sublicense of such Grantor’s rights as licensee under any Intellectual Property License, the license to the Administrative Agent shall be in accordance with any limitations in such Intellectual Property License, including prohibitions on further sublicensing. Subject to the foregoing provisos, such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

9.6 Intellectual Property.

(a) Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

(i) the Administrative Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Administrative Agent or otherwise, in the Administrative Agent’s sole discretion, to enforce any Intellectual Property rights of such Grantor included in the Collateral, in which event such Grantor shall, at the request of the Administrative Agent, do any and all reasonable and lawful acts and execute any and all documents reasonably required by the Administrative Agent in aid of such enforcement, and such Grantor shall promptly, upon demand, reimburse and indemnify the Administrative Agent as provided in Section 12 in connection with the exercise of its rights under this Section 9.6, and, to the extent that the Administrative Agent shall elect not to bring suit to enforce any Intellectual Property rights included in the Collateral as provided in this Section 9.6, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Intellectual Property included in the Collateral by others;

(ii) upon written demand from the Administrative Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Administrative Agent or such Administrative Agent’s designee all of such Grantor’s right, title and interest in and to any Intellectual Property included in the Collateral and shall execute and deliver to the Administrative Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

35

(iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Administrative Agent (or any other Secured Party) receives Cash Proceeds in respect of the sale of, or other realization upon, any such Intellectual Property included in the Collateral;

(iv) within five (5) Business Days after written notice from the Administrative Agent, each Grantor shall make reasonably available to the Administrative Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ as of the date of such Event of Default as the Administrative Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with any Trademarks, such persons to be reasonably available to perform their prior functions on the Administrative Agent’s behalf and to be compensated by the Administrative Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(v) the Administrative Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of any Intellectual Property of such Grantor included in the Collateral, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Administrative Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Administrative Agent of any rights, title and interests in and to any Intellectual Property of such Grantor shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Administrative Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Administrative Agent as aforesaid, subject to any disposition thereof that may have been made by the Administrative Agent; provided, after giving effect to such reassignment, the Administrative Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Administrative Agent granted hereunder, shall continue to be in full force and effect; and provided, further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Administrative Agent and the Secured Parties.

36

9.7 Cash Proceeds; Deposit Accounts.

(a) If any Event of Default shall have occurred and be continuing, in addition to the rights of the Administrative Agent specified in Section 6.5 with respect to payments of Receivables, upon request of the Administrative Agent, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required) and held by the Administrative Agent. Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon. Any Cash Proceeds received by the Administrative Agent (whether from a Grantor or otherwise) may, in the sole discretion of the Administrative Agent, (A) be held by the Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Administrative Agent against the Secured Obligations then due and owing.

(b) If any Event of Default shall have occurred and be continuing, the Administrative Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Administrative Agent.

SECTION 10. COLLATERAL AGENT.

The Administrative Agent has been appointed to act as collateral agent hereunder by the Lenders and, by their acceptance of the benefits hereof, the other Secured Parties appoint the Administrative Agent to act as collateral agent hereunder. The Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement, the Credit Agreement and the other Loan Documents; provided, the Administrative Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders (the “Majority Holders”) of a majority of the aggregate “settlement amount” as defined in the Related Credit Arrangements (or, with respect to any Related Credit Arrangement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments, but including any early termination payments then due) under such Related Credit Arrangement) under all Related Credit Arrangements. For purposes of the foregoing sentence, settlement amount for any Related Credit Arrangement that has not been terminated shall be the settlement

37

amount as of the last Business Day of the month preceding any date of determination and shall be calculated by the appropriate swap counterparties and reported to the Administrative Agent upon request; provided any Related Credit Arrangement with a settlement amount that is a negative number shall be disregarded for purposes of determining the Majority Holders. In furtherance of the foregoing provisions of this Section 10, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Administrative Agent for the benefit of Secured Parties in accordance with the terms of this Agreement. The provisions of the Credit Agreement relating to the Administrative Agent, including the provisions relating to resignation or removal of the Administrative Agent and the powers and duties and immunities of the Administrative Agent, are incorporated herein by this reference and shall survive any termination of the Credit Agreement.

SECTION 11. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION AND RELEASE.

(a) This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise.

(b) On the Termination Date, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to the Grantors.

(c) If approved, authorized or ratified in writing by the Required Lenders (subject to Section 10.01 of the Credit Agreement), or if approved by the Administrative Agent in connection with the sale of property subject to a Lien hereunder as part of or in connection with any Disposition permitted under the Credit Agreement, the applicable security interest granted hereby in such assets in respect of which a lien release was so approved, authorized or ratified shall automatically terminate hereunder and of record.

(d) Upon any termination described above, the Administrative Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments to evidence such termination.

(e) Upon any disposition of property permitted by the Credit Agreement, the Liens granted herein shall be deemed to be automatically released with

38

no further action on the part of any Person. The Administrative Agent shall, at the applicable Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as such Grantor shall reasonably request, in form and substance reasonably satisfactory to the Administrative Agent, including financing statement amendments to evidence such release.

SECTION 12. STANDARD OF CARE; ADMINISTRATIVE AGENT MAY PERFORM.

The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent, in its individual capacity, accords its own property. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall any such Person be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by each Grantor under Section 10.04 of the Credit Agreement.

SECTION 13. MISCELLANEOUS.

(a) Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.02 of the Credit Agreement.

(b) No failure or delay on the part of the Administrative Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(c) In case any provision in or obligation under this Agreement shall be held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by

39

an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

(d) This Agreement shall be binding upon and inure to the benefit of the Administrative Agent and the Grantors and their respective permitted successors and assigns. No Grantor shall, without the prior written consent of the Administrative Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Grantors and the Administrative Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

(e) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

(f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

(g) THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADINGS “GOVERNING LAW; JURISDICTION; ETC.” AND “WAIVER OF JURY TRIAL” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE CREDIT AGREEMENT.

[Signature Pages Follow]

40

IN WITNESS WHEREOF, each Grantor and the Administrative Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUNEDISON SEMICONDUCTOR B.V., as a Grantor

By:
Name:
Title:

SUNEDISON SEMICONDUCTOR LIMITED, as a Grantor

By:
Name:
Title:

SUNEDISON SEMICONDUCTOR HOLDINGS B.V., as a Grantor

By:
Name:
Title:

SUNEDISON SEMICONDUCTOR, LLC, as a Grantor

By:
Name:
Title:

MEMC JAPAN LTD., as a Grantor

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement (US)]

MEMC ELECTRONIC MATERIALS SENDIRIAN BERHAD, as a Grantor

By:
Name:
Title:

MEMC KOREA COMPANY, as a Grantor

By:
Name:
Title:

TAISIL ELECTRONIC MATERIALS CORPORATION, as a Grantor

By:
Name:
Title:

MEMC IPOH SDN. BHD., as a Grantor

By:
Name:
Title:

MEMC HOLDING B.V., as a Grantor

By:
Name:
Title:

MEMC ELECTRONIC MATERIALS S.P.A., as a Grantor

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement (US)]

SUNEDISON SEMICONDUCTOR TECHNOLOGY PTE. LTD., as a Grantor

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement (US)]

GOLDMAN SACHS BANK USA,
as Administrative Agent

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement (US)]

SCHEDULE 5.1

TO PLEDGE AND SECURITY AGREEMENT (US)

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business	Organization I.D.#

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

SCHEDULE 5.1-1

SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT (US)

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Trust Interests or other Equity Interests not listed above:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

SCHEDULE 5.2-1

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

Securities Account:

Grantor	Name of Securities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

Commodity Contracts and Commodity Accounts:

Grantor	Name of Commodity Intermediary	Account Number	Account Name

II. INTELLECTUAL PROPERTY

(A)	Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

(B)	Copyright Licenses with respect to Material Intellectual Property

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

SCHEDULE 5.2-2

(C)	Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)

(D)	Patent Licenses with respect to Material Intellectual Property

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

(E)	Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)

(F)	Trademark Licenses with respect to Material Intellectual Property

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

SCHEDULE 5.2-3

III. COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

IV. LETTER OF CREDIT RIGHTS

Grantor	Description of Letters of Credit

V. WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party

SCHEDULE 5.2-4

SCHEDULE 5.4

TO PLEDGE AND SECURITY AGREEMENT (US)

FINANCING STATEMENTS:

Grantor	Filing Jurisdiction(s)

SCHEDULE 5.5

TO PLEDGE AND SECURITY AGREEMENT (US)

Grantor	Location of Equipment and Inventory

SCHEDULE 5.5-1

EXHIBIT A

TO PLEDGE AND SECURITY AGREEMENT (US)

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Pledge and Security Agreement (US), dated as of May 27, 2014 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands, the other Grantors named therein, and Goldman Sachs Bank USA, as the Administrative Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Administrative Agent set forth in the Security Agreement of, and does hereby grant to the Administrative Agent, a security interest in all of Grantor’s right, title and interest in, to and under all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:

Name:
Title:

EXHIBIT A-1

SUPPLEMENT TO SCHEDULE 5.1

TO PLEDGE AND SECURITY AGREEMENT (US)

Additional Information:

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business	Organization I.D.#

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

EXHIBIT A-2

SUPPLEMENT TO SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT (US)

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

EXHIBIT A-3

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

Commodities Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name

(B)

Grantor	Date of Acquisition	Description of Acquisition

II. INTELLECTUAL PROPERTY

(A)	Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

EXHIBIT A-4

(B)	Copyright Licenses with respect to Material Intellectual Property

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C)	Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)

(D)	Patent Licenses with respect to Material Intellectual Property

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

(E)	Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)

(F)	Trademark Licenses with respect to Material Intellectual Property

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

EXHIBIT A-5

(G)	Trade Secret Licenses

III. COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

IV. LETTER OF CREDIT RIGHTS

Grantor	Description of Letters of Credit

V. WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party

EXHIBIT A-6

SUPPLEMENT TO SCHEDULE 5.4 TO

PLEDGE AND SECURITY AGREEMENT

(US)

Financing Statements:

Grantor	Filing Jurisdiction(s)

EXHIBIT A-7

SUPPLEMENT TO SCHEDULE 5.5

TO PLEDGE AND SECURITY AGREEMENT (US)

Additional Information:

Name of Grantor	Location of Equipment and Inventory

EXHIBIT A-8

EXHIBIT B

TO PLEDGE AND SECURITY AGREEMENT (US)

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement dated as of [                    ], 20[    ] (this “Agreement”) among [            ] (the “Pledgor”), Goldman Sachs Bank USA, as administrative agent for the Secured Parties, (the “Administrative Agent”) and [            ], a [            ] [corporation] (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement (US) dated as of May 27, 2014, among the Pledgor, the other Grantors party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [            ] shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Administrative Agent.

Section 2. Instructions. If at any time the Issuer shall receive instructions originated by the Administrative Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

Section 3. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Administrative Agent:

(a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

(b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Administrative Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

(c) Except for the claims and interest of the Administrative Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Administrative Agent and the Pledgor thereof.

(d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer, subject only to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

EXHIBIT B-1

Section 4. Choice of Law. This Agreement shall be governed by the laws of the State of New York.

Section 5. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6. Voting Rights. Until such time as the Administrative Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

Section 7. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Administrative Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

Section 8. Indemnification of Issuer. The Pledgor and the Administrative Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Administrative Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s gross negligence, willful misconduct or breach of its obligations hereunder and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s gross negligence, willful misconduct or breach of its obligations hereunder, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[Name and Address of Pledgor]
Attention: [ ]
Telecopier: [ ]

EXHIBIT B-2

Administrative Agent:	[ ]

Issuer:	[Insert Name and Address of Issuer]
Attention: [ ]
Telecopier: [ ]

Any party may change its address for notices in the manner set forth above.

Section 10. Termination. The obligations of the Issuer to the Administrative Agent pursuant to this Agreement shall continue in effect until the security interests of the Administrative Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Administrative Agent has notified the Issuer of such termination in writing. The Administrative Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Administrative Agent’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

Section 11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[NAME OF PLEDGOR], as Pledgor

By:

Name:
Title:

GOLDMAN SACHS BANK USA, as Administrative Agent

By:

Name:
Title:

[NAME OF ISSUER], as Issuer

By:

Name:
Title:

EXHIBIT B-3

Exhibit A

[Letterhead of Administrative Agent]

[Date]

[Name and Address of Issuer]

Attention: [                    ]

Re: Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, [Name of Pledgor] (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Securities Control Agreement) from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours,
Goldman Sachs Bank USA, as Administrative Agent

By:
Name:
Title:

EXHIBIT B-4

EXHIBIT C

TO PLEDGE AND SECURITY AGREEMENT (US)

SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement dated as of [                    ], 20[    ] (this “Agreement”) among [                    ] (the “Debtor”), Goldman Sachs Bank USA, as administrative agent for the Secured Parties (together with its successors and assigns, the “Administrative Agent”) and [                    ], in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge and Security Agreement (US), dated as of May 27, 2014, among the Debtor, the other Grantors party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Establishment of Securities Account. The Securities Intermediary hereby confirms and agrees that:

(a) The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Administrative Agent;

(b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

(c) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

(d) The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.

Section 2. “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 3. Control of the Securities Account. If at any time the Securities Intermediary shall receive any order from the Administrative Agent directing transfer or

EXHIBIT C-1

redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Administrative Agent, the Securities Intermediary shall follow the orders issued by the Administrative Agent.

Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Administrative Agent. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Administrative Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 5. Choice of Law. This Agreement and the Securities Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

Section 6. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

(c) The Securities Intermediary hereby confirms and agrees that:

(i) There are no other control agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;

(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

EXHIBIT C-2

(iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Administrative Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

Section 7. Adverse Claims. Except for the claims and interest of the Administrative Agent and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) (other than as indicated in the preceding sentence) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Administrative Agent and the Debtor thereof.

Section 8. Maintenance of Securities Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

(a) Notice of Sole Control. If at any time the Administrative Agent delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the Administrative Agent. The parties hereto agree that prior to the delivery of such Notice of Sole Control, the Debtor shall have the right to write checks against, and make withdrawals and transfers of amounts from, the Securities Account.

(b) Voting and Other Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account and with respect to all other matters pertaining to the Securities Account except as may be otherwise limited herein.

(c) Permitted Investments. Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the Administrative Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit B hereto.

(d) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Administrative Agent at the address for each set forth in Section 12 of this Agreement.

EXHIBIT C-3

(e) Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 9. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a) The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b) This Agreement is the valid and legally binding obligation of the Securities Intermediary.

Section 10 Indemnification of Securities Intermediary. The Debtor and the Administrative Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Administrative Agent arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s gross negligence or willful misconduct and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s gross negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 11. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Administrative Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[Name and Address of Debtor]
Attention: [ ]
Telecopier: [ ]

Administrative Agent:	[ ]

EXHIBIT C-4

Securities Intermediary: [Name and Address of Securities Intermediary]

Attention: [                    ]

Telecopier: [                    ]

Any party may change its address for notices in the manner set forth above.

Section 13. Termination. The obligations of the Securities Intermediary to the Administrative Agent pursuant to this Agreement shall continue in effect until the security interest of the Administrative Agent in the Securities Account has been terminated pursuant to the terms of the Security Agreement and the Administrative Agent has notified the Securities Intermediary of such termination in writing. The Administrative Agent agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Administrative Agent’s security interest in the Securities Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

Section 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

EXHIBIT C-5

IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR],
as Debtor

By:
Name:
Title:
GOLDMAN SACHS BANK USA, as Administrative Agent

By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY], as Securities Intermediary

By:
Name:
Title:

EXHIBIT C-6

EXHIBIT A

TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of Administrative Agent]

[Date]

[Name and Address of Securities Intermediary]

Attention: [                    ]

Re: Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement dated as of [                    ], 20[    ] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number [                    ] (the “Securities Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,
Goldman Sachs Bank USA, as Administrative Agent

By:
Name:
Title:

cc: [Name of Debtor]

EXHIBIT C-7

EXHIBIT B

TO SECURITIES ACCOUNT CONTROL AGREEMENT

Permitted Investments

[TO COME]

EXHIBIT C-8

EXHIBIT C

TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of the Administrative Agent]

[Date]

[Name and Address of Securities Intermediary]

Attention: [                ]

Re: Termination of Securities Account Control Agreement

You are hereby notified that the Securities Account Control Agreement dated as of [                    ], 20[    ] among you, [Name of Debtor] (the “Debtor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [                    ] from the Debtor. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,
Goldman Sachs Bank USA, as Administrative Agent

By:
Name:
Title:

EXHIBIT C-9

EXHIBIT D

TO PLEDGE AND SECURITY AGREEMENT (US)

DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement dated as of [                    ], 20[    ] (this “Agreement”) among [                    ] (the “Debtor”), Goldman Sachs Bank USA, as administrative agent for the Secured Parties (together with its successors and assigns, the “Administrative Agent”) and [                    ], in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge and Security Agreement (US), dated as of May 27, 2014, between the Debtor, the other Grantors party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Establishment of Deposit Account. The Financial Institution hereby confirms and agrees that:

(a) The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of the Administrative Agent and, prior to delivery of a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Debtor; and

(b) The Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC.

Section 2. Control of the Deposit Account. If at any time the Financial Institution shall receive any instructions originated by the Administrative Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. The Financial Institution hereby acknowledges that it has received notice of the security interest of the Administrative Agent in the Deposit Account and hereby acknowledges and consents to such lien. If the Debtor is otherwise entitled to issue instructions and such instructions conflict with any instructions issued the Administrative Agent, the Financial Institution shall follow the instructions issued by the Administrative Agent.

Section 3. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Administrative Agent. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Administrative Agent (except that the Financial

EXHIBIT D-1

Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 4. Choice of Law. This Agreement and the Deposit Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.

Section 5. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and

(c) The Financial Institution hereby confirms and agrees that:

(i) There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account [other than                     ]; and

(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC.

Section 6. Adverse Claims. The Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Administrative Agent and the Debtor thereof.

Section 7. Maintenance of Deposit Account. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 2 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

(a) Notice of Sole Control. If at any time the Administrative Agent delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Deposit Account solely from the Administrative

EXHIBIT D-2

Agent. The parties hereto agree that prior to the delivery of such Notice of Sole Control, the Debtor shall have the right to write checks against, and make withdrawals and transfers of amounts from, the Deposit Account.

(b) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Administrative Agent at the address for each set forth in Section 11 of this Agreement; and

(c) Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

(d) Prior to Notice of Sole Control. Until such time as the Financial Institution receives a Notice of Sole Control pursuant to subsection (a) of this Section 7, the Debtor may operate and transact business through the Deposit Account in its normal fashion, including making withdrawals from the Deposit Account.

Section 8. Representations, Warranties and Covenants of the Financial Institution. The Financial Institution hereby makes the following representations, warranties and covenants:

(a) The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b) This Agreement is the valid and legally binding obligation of the Financial Institution.

Section 9. Indemnification of Financial Institution. The Debtor and the Administrative Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Administrative Agent arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s gross negligence or willful misconduct and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s gross negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 10. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Administrative Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

EXHIBIT D-3

Section 11 Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[Name and Address of Debtor]
Attention: [ ]
Telecopier: [ ]

Administrative Agent:	[ ]

Financial Institution:	[Name and Address of Financial Institution]
Attention: [ ]
Telecopier: [ ]

Any party may change its address for notices in the manner set forth above.

Section 12. Termination. The obligations of the Financial Institution to the Administrative Agent pursuant to this Agreement shall continue in effect until the security interest of the Administrative Agent in the Deposit Account has been terminated pursuant to the terms of the Security Agreement and the Administrative Agent has notified the Financial Institution of such termination in writing. The Administrative Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Administrative Agent’s security interest in the Deposit Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

Section 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR],
as Debtor

By:
Name:
Title:

EXHIBIT D-4

GOLDMAN SACHS BANK USA,
as Administrative Agent

By:
Name:
Title:

[NAME OF FINANCIAL INSTITUTION], as Financial Institution
By:
Name:
Title:

EXHIBIT D-5

EXHIBIT A

TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of Administrative Agent]

[Date]

[Name and Address of Financial Institution]

Attention: [                    ]

Re: Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement dated as of [                    ], 20[    ] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number [                    ] (the “Deposit Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Deposit Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,
Goldman Sachs Bank USA, as Administrative Agent

By:
Name:
Title:

cc: [Name of Debtor]

EXHIBIT D-6

EXHIBIT B

TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of the Administrative Agent]

[Date]

[Name and Address of Financial Institution]

Attention: [                    ]

Re: Termination of Deposit Account Control Agreement

You are hereby notified that the Deposit Account Control Agreement dated as of [                    ], 20[    ] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Deposit Account Control Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [                    ] from the Debtor. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,
Goldman Sachs Bank USA, as Administrative Agent

By:
Name:
Title:

EXHIBIT D-7

EXHIBIT E

TO PLEDGE AND SECURITY AGREEMENT (US)

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [                    ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Goldman Sachs Bank USA, as administrative agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement (US) dated as of May 27, 2014 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Administrative Agent pursuant to which the Grantors granted a security interest to the Administrative Agent in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral

SECTION 2.1 Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Trademark Collateral”):

all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications listed in Schedule A attached hereto (as such schedule may be amended or supplemented from time to time), (ii) all extensions

EXHIBIT E-1

or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

EXHIBIT E-2

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT E-3

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT E-4

Accepted and Agreed:

GOLDMAN SACHS BANK USA, as Administrative Agent

By:
Name:
Title:

EXHIBIT E-5

SCHEDULE A

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT E-6

EXHIBIT F

TO PLEDGE AND SECURITY AGREEMENT (US)

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [                    ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Goldman Sachs Bank USA, as administrative agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement (US) dated as of May 27, 2014 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Administrative Agent pursuant to which the Grantors granted a security interest to the Administrative Agent in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:

SECTION. 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest

Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Patent Collateral”):

all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application listed in Schedule A attached hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

EXHIBIT F-1

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT F-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT F-3

Accepted and Agreed:

GOLDMAN SACHS BANK USA, as Administrative Agent

By:
Name:
Title:

EXHIBIT F-4

SCHEDULE A

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT F-5

EXHIBIT G

TO PLEDGE AND SECURITY AGREEMENT (US)

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [                    ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Goldman Sachs Bank USA, as administrative agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement (US) dated as of May 27, 2014 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Administrative Agent pursuant to which the Grantors granted a security interest to the Administrative Agent in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest

Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Copyright Collateral”):

1.

all United States, and foreign copyrights (whether or not the underlying works of authorship have been published), including copyrights in software and all rights in and to databases, all designs (including industrial designs, Protected Designs within the meaning of 17 U.S.C. §§ 1301 et seq., and community designs), and all Mask Works (as defined under 17 U.S.C. § 901), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including the registrations and applications listed in Schedule A attached hereto (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation

EXHIBIT G-1

thereof, (iv) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT G-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT G-3

Accepted and Agreed:

GOLDMAN SACHS BANK USA,
as Administrative Agent

By:
Name:
Title:

EXHIBIT G-4

SCHEDULE A

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

EXHIBIT G-5

EXHIBIT G

FORM OF GUARANTY AGREEMENT (US)

GUARANTY AGREEMENT (US)

This GUARANTY AGREEMENT (US) (this “US Guaranty”), dated as of May 27, 2014, is made by certain Persons as identified on the signature pages hereto and any Additional US Guarantor (as defined below) who may become a party to this US Guaranty (such Persons and Additional US Guarantors, collectively, the “US Guarantors”, and each, a “US Guarantor”), in favor of GOLDMAN SACHS BANK USA, as Administrative Agent (in such capacity, the “Administrative Agent”) for the ratable benefit of itself and the Secured Parties identified below.

WHEREAS, pursuant to the terms of the Credit Agreement dated as of May 27, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, the Lenders have agreed to make the Loans to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the other Loan Documents, and the obligations of the Lenders to make any Credit Extension, that the US Guarantors shall have executed and delivered to the Administrative Agent this US Guaranty;

WHEREAS, each US Guarantor will obtain benefits from the incurrence of the Loans by the Borrower and, accordingly, desires to execute this US Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower;

WHEREAS, subject to the terms and conditions of the Credit Agreement, certain US Guarantors may enter into one or more Related Credit Arrangements with one or more Lenders or Lender Counterparties; and

WHEREAS, in consideration of the making of the Loans and other accommodations of the Lenders and Lender Counterparties as set forth in the Credit Agreement and the Related Credit Arrangements, respectively, each US Guarantor has agreed to guarantee the Obligations under the Loan Documents and the Related Credit Arrangements as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the US Guarantors hereby agree with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed in the Credit Agreement. The following terms when used herein shall have the meanings set forth below:

“Additional US Guarantor” means each Person who hereafter becomes a US Guarantor pursuant to Section 14 hereof and Section 6.13 of the Credit Agreement.

“Contributing Guarantor” has the meaning set forth in the definition of “Contribution Share”.

“Contribution Share” means, for any Guarantor (each, a “Contributing Guarantor”) in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Contributing Guarantor (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Contributing Guarantor under the applicable Guaranty) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Guarantors other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities of all of the Guarantors other than the maker of such Excess Payment (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantors under the applicable Guaranties); provided that for purposes of calculating the Contribution Shares of the Contributing Guarantor in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment; and provided further that for purposes of determining the debt and liabilities of any Guarantor in connection with the foregoing, all guarantees of such Guarantor other than the Guaranty under which the maker of such Excess Payment makes the payment will be deemed to be enforceable and payable after such Guaranty.

“Excess Payment” means the amount paid by any US Guarantor in excess of its Ratable Share of any Guaranteed Obligations.

“Funding Guarantor” has the meaning set forth in the definition of “Ratable Share”).

“Guaranteed Obligations” has the meaning set forth in Section 2.

“Ratable Share” means, for any US Guarantor in respect of any payment of Guaranteed Obligations (each, a “Funding Guarantor”), the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Funding Guarantor (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Funding Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Guarantors exceeds the amount of all of the debts and liabilities of all of the Guarantors (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantors under the applicable Guaranties); provided that for purposes of calculating the Ratable Shares of the Funding Guarantors in respect of any payment of Guaranteed Obligations, any Guarantor that became a Guarantor subsequent to the

7

date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and provided further that for purposes of determining the debt and liabilities of any Guarantor in connection with the foregoing, all guarantees of such Guarantor other than this US Guaranty under which a Funding Guarantor makes any payment of Guaranteed Obligations will be deemed to be enforceable and payable after this US Guaranty.

“Termination Date” means the date on which (i) the Commitments have expired or have been terminated, (ii) all Obligations (other than contingent indemnification obligations and other obligations not then payable which expressly survive termination) have been paid in full in cash and (iii) all Letters of Credit and Bankers’ Acceptances have expired or have been terminated (other than Letters of Credit and Bankers’ Acceptances as to which other arrangements satisfactory to the L/C Issuer shall have been made (which arrangements may include, in the L/C Issuer’s discretion, Cash Collateral or backstop letters of credit satisfactory to the L/C Issuer in an amount equal to [102.5]% of the then Outstanding Amount of all L/C-BA Obligations)).

2. Guaranty. Each US Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of all Obligations (collectively, the “Guaranteed Obligations”). The accounts or records maintained by the Administrative Agent and each Secured Party shall be conclusive absent manifest error of the amount of the Guaranteed Obligations. This US Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection, lapse in perfection or extent of any collateral therefor or any release of collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a legal or equitable defense to the obligations of each US Guarantor under this US Guaranty, and such US Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. Anything contained herein to the contrary notwithstanding, the obligations of each US Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law; provided, that such calculation shall be made taking into consideration the contribution rights of such US Guarantor hereunder and before taking into account any liabilities under any guaranty by such US Guarantor other than this US Guaranty.

3. No Setoff or Deductions; Taxes; Payments. Each US Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such US Guarantor is compelled by law to make such deduction or withholding (other than Excluded Taxes). If any such obligation (other than one arising with respect to Excluded Taxes) is imposed upon each US Guarantor with respect to any amount payable by it hereunder, such US Guarantor will pay to the

8

applicable Secured Party, on the date on which such amount is due and payable hereunder, such additional amount in Dollars as shall be necessary to enable such Secured Party to receive the same net amount which such Secured Party would have received on such due date had no such obligation been imposed upon such US Guarantor. Each US Guarantor will deliver promptly to such Secured Party certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such US Guarantor hereunder. The obligations of each US Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this US Guaranty.

4. Rights of Secured Parties. Each US Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend (including increase), modify, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof, (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this US Guaranty or any Guaranteed Obligations, (c) apply such security and direct the order or manner of sale thereof as the Secured Parties in their sole discretion may determine and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, such US Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such US Guarantor under this US Guaranty or which, but for this provision, might operate as a discharge of such US Guarantor.

5. Certain Waivers. Each US Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrower other than indefeasible payment and performance in full of the Guaranteed Obligations, (b) any defense based on any claim that such US Guarantor’s obligations exceed or are more burdensome than those of the Borrower, (c) the benefit of any statute of limitations affecting such US Guarantor’s liability hereunder, (d) any right to require any Secured Party to proceed against the Borrower, proceed against or exhaust any security for the Obligations, or pursue any other remedy in any Secured Party’s power whatsoever, (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party, (f) any defense relating to the failure of the Secured Party to comply with applicable laws in connection with the sale or other disposition of collateral for all or any part of the Guaranteed Obligations, (g) any amendment or waiver of the term of any Guaranteed Obligation, (h) any law or regulation of any jurisdiction or any other event affecting any term of a Guaranteed Obligation and (i) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Each US Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this US Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

6. Obligations Independent. The obligations of each US Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed

9

Obligations and the obligations of any other guarantor, and a separate action may be brought against such US Guarantor to enforce this US Guaranty whether or not the Borrower or any other person or entity is joined as a party.

7. Subrogation. No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under the applicable Guaranty until the Termination Date. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent (for the benefit of itself and the other Secured Parties) to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

8. Contribution. Subject to Sections 7 and 10, each Guarantor hereby agrees with each other Guarantor that if any Funding Guarantor shall make an Excess Payment, such Funding Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor’s Contribution Share of such Excess Payment; provided that, notwithstanding anything herein or in any other Loan Document to the contrary, with respect to any Guarantor that is a Specified Loan Party, the maximum liability of such Guarantor hereunder and under all other Guarantees and Security Documents, shall not, in the aggregate, exceed such Specified Loan Party’s Guaranteed Amount Limit. The payment obligations of any Guarantor under this Section shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been indefeasibly paid and performed in full, and no Guarantor shall exercise any right or remedy under this Section against any other Guarantor until such Guaranteed Obligations have been indefeasibly paid and performed in full. Each Guarantor recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. This Section shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under applicable Law against the Borrower in respect of any payment of Guaranteed Obligations.

9. Termination; Reinstatement. This US Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until the Termination Date. Notwithstanding the foregoing, this US Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or any US Guarantor is made, or any Secured Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not any Secured Party is in possession of or has released this US Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each US Guarantor under this paragraph shall survive termination of this US Guaranty.

10. Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to such Guarantor, whether now existing or

10

hereafter arising, including but not limited to any obligation of the Borrower to such Guarantor as subrogee of any Secured Party or resulting from such Guarantor’s performance under the applicable Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations (other than contingent indemnification obligations and other obligations not then payable which expressly survive termination); provided that the Borrower may make ordinary course payments pursuant to Holdings’ and its Subsidiaries’ cash management system unless an Event of Default has occurred and is continuing. If the Administrative Agent so requests when an Event of Default has occurred and is continuing, any such obligation or indebtedness of the Borrower to any Guarantor shall be enforced and performance received by such Guarantor as trustee for the Administrative Agent and the proceeds thereof, as well as any other amounts received by such Guarantor in violation of this Section, shall be paid over to the Administrative Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of such Guarantor under the applicable Guaranty (except to the extent applied against the Guaranteed Obligations).

11. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Borrower or any US Guarantor under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by such US Guarantor immediately upon demand by the Administrative Agent to the extent permitted by law.

12. Condition of Borrower. Each US Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such US Guarantor requires, and that no Secured Party has a duty, and such US Guarantor is not relying on any Secured Party at any time, to disclose to such US Guarantor any information relating to the business, operations or financial condition of the Borrower or any other guarantor (the guarantor waiving any duty on the part of any Secured Parties to disclose such information and any defense relating to the failure to provide the same).

13. Representations and Warranties. Each US Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this US Guaranty, and all necessary authority has been obtained, (b) this US Guaranty constitutes its legal, valid and binding obligation enforceable against such US Guarantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law), (c) the making and performance of this US Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected, except in each case any breach, default or consent that would not reasonably be expected to have a Material Adverse Effect, (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this US Guaranty have been obtained or made and are in full

11

force and effect, except for (i) the filings, registrations and recordings referred to in Section 5.20 of the Credit Agreement or otherwise required in order to perfect, record or maintain the security interests granted under the Security Documents and (ii) those that, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect and (e) set forth on Schedule 1 is a complete and accurate list of each US Guarantor, showing as of the Closing Date the jurisdiction of its organization, the address of its principal place of business and its U.S. taxpayer identification number.

14. Additional US Guarantors. Each Person that is required to become a party to this US Guaranty pursuant to Section 6.13 of the Credit Agreement shall become a US Guarantor for all purposes of this US Guaranty upon execution and delivery by such Subsidiary of a supplement substantially in the form of Exhibit A or such other form reasonably satisfactory to the Administrative Agent.

15. Amendments, Waivers and Consents. None of the terms or provisions of this US Guaranty may be waived, amended, supplemented or otherwise modified, nor any consent be given, except in accordance with Section 10.01 of the Credit Agreement.

16. Notices. All notices and communications hereunder or under any other Loan Document shall be given to the addresses and otherwise made in accordance with Section 10.02 of the Credit Agreement; provided that notices and communications to the US Guarantors shall be directed to the US Guarantors, at the address of the Borrower set forth in Section 10.02 of the Credit Agreement.

17. Indemnification and Survival. Without limitation on any other obligations of the US Guarantors or remedies of the Administrative Agent or any other Secured Party under this US Guaranty, each US Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agent and each other Secured Party from and against, and shall pay on demand, any and all reasonable and documented damages, losses, liabilities and expenses (including reasonable attorneys’ fees and expenses) that may be suffered or incurred by the Administrative Agent or any other Secured Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms; provided that such indemnity shall not, as to any Secured Party, be available to the extent that such damages, losses, liabilities and expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Secured Party or (y) result from a claim brought by the Borrower or any other Loan Party against a Secured Party for breach in bad faith of such Secured Party’s obligations hereunder or under any other Loan Document, if the Borrower or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. The obligations of the US Guarantors under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this US Guaranty.

18. Right of Setoff; Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. THIS US GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this US

12

Guaranty and the parties hereto, the terms of Sections 10.08, 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference with each reference to the Borrower being a reference to the US Guarantors, mutatis mutandis, and the parties hereto agree to such terms.

19. Counterparts; Electronic Execution. This US Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this US Guaranty by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this US Guaranty.

20. Miscellaneous. No failure by any Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this US Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Administrative Agent and each US Guarantor in writing, this US Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by any US Guarantor or any other guarantor for the benefit of the Secured Parties or any term or provision thereof.

21. Judgment Currency. Without limiting the general applicability of the terms of the other Loan Documents to this US Guaranty and the parties hereto, the terms of Section 10.19 of the Credit Agreement are incorporated herein by reference with each reference to the Borrower being a reference to the US Guarantors, mutatis mutandis, and the parties hereto agree to such terms.

[Signature Pages Follow]

13

IN WITNESS WHEREOF, each US Guarantor has executed and delivered this US Guaranty under seal by their duly authorized officers, all as of the day and year first above written.

GUARANTORS:

SUNEDISON SEMICONDUCTOR, LLC, as a US Guarantor

By:
Name:

Title:

US Guaranty Agreement (US)

Signature Page

Acknowledged and accepted:

GOLDMAN SACHS BANK USA, as Administrative Agent

By:

Name:

Title:

US Guaranty Agreement (US)

Signature Page

Each of the undersigned Guarantors hereby joins this US Guaranty for the purpose of evidencing its agreement, and each of the undersigned hereby acknowledges and agrees to, the terms and provisions of Section 7, Section 8 and Section 10 of this US Guaranty.

SUNEDISON SEMICONDUCTOR HOLDINGS B.V., as a Guarantor

By:

Name:

Title:

MEMC JAPAN LTD., as a Guarantor

By:

Name:

Title:

SUNEDISON SEMICONDUCTOR LIMITED, as a Guarantor

By:

Name:

Title:

SUNEDISON SEMICONDUCTOR TECHNOLOGY PTE. LTD., as a Guarantor

By:

Name:

Title:

US Guaranty Agreement (US)

Signature Page

MEMC ELECTRONIC MATERIALS SENDIRIAN BERHAD, as a Guarantor

By:

Name:

Title:

MEMC KOREA COMPANY, as a Guarantor

By:

Name:

Title:

TAISIL ELECTRONIC MATERIALS CORPORATION, as a Guarantor

By:

Name:

Title:

MEMC IPOH SDN. BHD., as a Guarantor

By:

Name:

Title:

MEMC HOLDING B.V., as a Guarantor

By:

Name:

Title:

US Guaranty Agreement (US)

Signature Page

MEMC ELECTRONIC MATERIALS S.P.A., as a Guarantor

By:

Name:

Title:

US Guaranty Agreement (US)

Signature Page

SCHEDULE 1

US Guarantor Information

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business	U.S. Taxpayer I.D.#

EXHIBIT A

Form of Joinder Agreement

This JOINDER AGREEMENT, dated as of                     , 20     (this “Agreement”), is by and between                     , a                      (the “New Subsidiary”), and GOLDMAN SACHS BANK USA, in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Credit Agreement, dated as of May 27, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SUNEDISON SEMICONDUCTOR B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands (the “Borrower”), the Lenders and Goldman Sachs Bank USA, as Administrative Agent. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement or the applicable Loan Document referred to herein.

The Loan Parties are required by Section 6.13 of the Credit Agreement to cause the New Subsidiary to become a “US Guarantor”.

Accordingly, the New Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties:

1. The New Subsidiary hereby agrees that by execution of this Agreement it is a US Guarantor (as defined in the Guaranty (US)) under the Guaranty (US) as if a signatory thereof on the Closing Date, and the New Subsidiary (a) shall comply with, and be subject to, and have the benefit of, all of the terms, conditions, covenants, agreements and obligations set forth in the Guaranty (US) and (b) hereby makes each representation and warranty set forth in the Guaranty (US). The New Subsidiary hereby agrees that (i) each reference to a “US Guarantor” or the “US Guarantors” in the Guaranty (US) and other Loan Documents shall include the New Subsidiary and (ii) each reference to the “Guaranty (US)” as used therein shall mean the Guaranty (US) as supplemented hereby. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby jointly and severally together with the other US Guarantors, guarantees to each Secured Party and the Administrative Agent, as provided in the Guaranty (US), the prompt payment and performance of the Guaranteed Obligations (as defined in the Guaranty (US)) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

2. Attached hereto as Annex A are supplements to certain schedules to the Loan Documents (which supplement includes, as of the date hereof, all information required to be provided therein with respect to the New Subsidiary).

3. All notices and communications to the New Subsidiary shall be given to the addresses and otherwise made in accordance with Section 10.02 of the Credit Agreement; provided that notices and communications shall be directed to the New Subsidiary, at the address of the Borrower set forth in Section 10.02 of the Credit Agreement.

4. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary under the Guaranty (US) upon the execution of this Agreement by the New Subsidiary.

5. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

6. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officers, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[ ],
as a US Guarantor

By:

Name:

Title:

Acknowledged and accepted:

GOLDMAN SACHS BANKS USA, as Administrative Agent

By:

Name:

Title:

ANNEX A

Supplemental Schedules

Schedules to Credit Agreement

Schedule 5.13: Subsidiaries and Other Equity Investments; Equity Investments in the Company

Schedules to Guaranty (US)

Schedule 1: US Guarantor Information

EXHIBIT H

FORM OF INTERCOMPANY NOTE

INTERCOMPANY NOTE

Note Number:	Dated: May 27, 2014

FOR VALUE RECEIVED, each of SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the law of The Netherlands (“Borrower”), SunEdison Semiconductor Limited, a public limited company organized under the law of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore) (“Holdings”), SunEdison Semiconductor Technology Pte. Ltd. and each Subsidiary of Borrower (collectively, the “Group Members” and each, a “Group Member”) which is a party to this subordinated intercompany note (this “Promissory Note”) promises to pay to the order of such other Group Member as it makes loans to such Group Member (each Group Member which borrows money pursuant to this Promissory Note is referred to herein as a “Payor” and each Group Member which makes loans and advances pursuant to this Promissory Note is referred to herein as a “Payee”), on demand, in lawful money as may be agreed upon from time to time by the relevant Payor and Payee, in immediately available funds and at the appropriate office of the Payee, the aggregate unpaid principal amount of all loans and advances (in each case other than any loans or advances evidenced by an Excluded Instrument) heretofore and hereafter made by such Payee to such Payor and any other Indebtedness now or hereafter owing by such Payor to such Payee as shown either on Schedule A attached hereto (and any continuation thereof) or in the books and records of such Payee. The failure to show any such Indebtedness or any error in showing such Indebtedness shall not affect the obligations of any Payor hereunder. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement dated as of May 27, 2014 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”), by and among Borrower, Holdings, the Lenders party thereto from time to time and Goldman Sachs Bank USA, as Administrative Agent thereunder (the “Agent”). For purposes of this Promissory Note, “Excluded Instruments” shall mean (i) the MJL Note, (ii) the Holdings / MJL Term Loan Agreement, (iii) the Holdings / Taisil July 2013 Term Loan Agreement, (iv) the Holdings / Taisil December 2013 Term Loan Agreement, (v) the Borrower / MEMC Italy Term Loan Agreement and any other Intercompany Document (other than this Promissory Note).

The unpaid principal amount hereof from time to time outstanding shall bear interest at a rate equal to the rate as may be agreed upon in writing from time to time by the relevant Payor and Payee. Interest shall be due and payable at such times as may be agreed upon from time to time by the relevant Payor and Payee. Upon demand for payment of any principal amount hereof, accrued but unpaid interest on such principal amount shall also be due and payable. Interest shall be paid in any lawful currency as may be agreed upon by the relevant Payor and Payee and in immediately available funds. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 days.

Each Payor and any endorser of this Promissory Note hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Pursuant to the Pledge and Security Agreement (US), this Promissory Note has been pledged by each Payee that is a Loan Party to the Agent, for the benefit of the Secured Parties, as security for such Payee’s obligations, if any, under the Loan Documents to which such Payee is a party. Each Payor acknowledges and agrees that, after the occurrence of and during the continuation of an Event of Default (as defined in the Credit Agreement), the Agent may exercise all the rights of each Payee that is a Loan Party under this Promissory Note in accordance with the terms and conditions of the Pledge and Security Agreement (US), and will not be subject to any abatement, reduction, recoupment, defense (other than indefeasible payment in full in cash), setoff or counterclaim available to such Payor.

The Secured Parties shall be third-party beneficiaries hereof and shall be entitled to enforce the provisions hereof.

Notwithstanding anything to the contrary contained herein, in any other Loan Document or in any such promissory note or other instrument, this Promissory Note shall not be deemed replaced, superseded or in any way modified by any promissory note or other instrument entered into on or after the date hereof which purports to create or evidence any loan or advance by any Group Member to any other Group Member (except any Excluded Instrument and any amendments or amendments and restatements of this Promissory Note made in accordance with the terms of the Credit Agreement, or any supplements to Schedule A hereto made hereby in accordance with the terms hereof).

THIS PROMISSORY NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

EACH GROUP MEMBER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY SECURITY DOCUMENT GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO), IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT

PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH GROUP MEMBER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PROMISSORY NOTE OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

From time to time after the date hereof, additional Subsidiaries of the Group Members may become parties hereto by executing a counterpart signature page to this Promissory Note (each additional Subsidiary, an “Additional Group Member”). Upon delivery of such counterpart signature page to the Agent and Borrower, notice of which is hereby waived by the other Group Members, each Additional Group Member shall be a Group Member and shall be as fully a party hereto as if such Additional Group Member were an original signatory hereof. Each Group Member expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Group Member hereunder. This Promissory Note shall be fully effective as to any Group Member that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Group Member hereunder.

This Promissory Note may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Group Member has caused this Promissory Note to be executed and delivered by its proper and duly authorized officer as of the date set forth above.

SUNEDISON SEMICONDUCTOR B.V.

By:
Name:
Title:

SUNEDISON SEMICONDUCTOR LIMITED

By:
Name:
Title:

SUNEDISON SEMICONDUCTOR HOLDINGS B.V.

By:
Name:
Title:

SUNEDISON SEMICONDUCTOR, LLC

By:
Name:
Title:

MEMC JAPAN LTD.

By:
Name:
Title:

Signature Page to Intercompany Note

MEMC ELECTRONIC MATERIALS SALES SDN. BHD.

By:
Name:
Title:

MEMC ELECTRONIC MATERIALS SENDIRIAN BERHAD

By:
Name:
Title:

MEMC KOREA COMPANY

By:
Name:
Title:

TAISIL ELECTRONIC MATERIALS CORPORATION

By:
Name:
Title:

MEMC IPOH SDN. BHD.

By:
Name:
Title:

MEMC HOLDING B.V.

By:
Name:
Title:

Signature Page to Intercompany Note

MEMC ELECTRONIC MATERIALS S.P.A.

By:
Name:
Title:

SUNEDISON SEMICONDUCTOR TECHNOLOGY PTE. LTD.

By:
Name:
Title:

MEMC ELECTRONIC MATERIALS GMBH

By:
Name:
Title:

MEMC ELECTRONIC MATERIALS FRANCE S.A.R.L.

By:
Name:
Title:

Signature Page to Intercompany Note

Schedule A

TRANSACTIONS UNDER PROMISSORY NOTE

Date	Name of Payor	Name of Payee	Amount of Advance This Date	Amount of Principal Paid This Date	Outstanding Principal Balance from Payor to Payee This Date	Notation Made By

ENDORSEMENT

FOR VALUE RECEIVED, each of the undersigned does hereby sell, assign and transfer to                      all of its right, title and interest in and to the Intercompany Note, dated May 27, 2014 (as amended, supplemented or otherwise modified from time to time, the “Promissory Note”), made by SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the law of The Netherlands (the “Borrower”), SunEdison Semiconductor Limited, a public limited company organized under the law of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore) (“Holdings”), SunEdison Semiconductor Technology Pte. Ltd. and certain Subsidiaries of the Borrower or any other Person that is or becomes a party thereto, and payable to the undersigned. This endorsement is intended to be attached to the Promissory Note and, when so attached, shall constitute an endorsement thereof.

The initial undersigned shall be the Group Members (as defined in the Promissory Note) party to the Loan Documents on the date of the Promissory Note. From time to time after the date thereof, additional Subsidiaries of the Group Members shall become parties to the Promissory Note (each, an “Additional Payee”) and a signatory to this endorsement by executing a counterpart signature page to the Promissory Note and to this endorsement. Upon delivery of such counterpart signature page to the Agent and Borrower, notice of which is hereby waived by the other Payees, each Additional Payee shall be a Payee and shall be as fully a Payee under the Promissory Note and a signatory to this endorsement as if such Additional Payee were an original Payee under the Promissory Note and an original signatory hereof. Each Payee expressly agrees that its obligations arising under the Promissory Note and hereunder shall not be affected or diminished by the addition or release of any other Payee under the Promissory Note or hereunder. This endorsement shall be fully effective as to any Payee that is or becomes a signatory hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payee to the Promissory Note or hereunder.

[Remainder of page intentionally left blank]

Signature Page to Intercompany Note

Dated:

SUNEDISON SEMICONDUCTOR B.V.

By:
Name:
Title:

SUNEDISON SEMICONDUCTOR LIMITED

By:
Name:
Title:

SUNEDISON SEMICONDUCTOR HOLDINGS B.V.

By:
Name:
Title:

SUNEDISON SEMICONDUCTOR, LLC

By:
Name:
Title:

MEMC JAPAN LTD.

By:
Name:
Title:

MEMC ELECTRONIC MATERIALS SENDIRIAN BERHAD

By:
Name:
Title:

MEMC KOREA COMPANY

By:
Name:
Title:

TAISIL ELECTRONIC MATERIALS CORPORATION

By:
Name:
Title:

MEMC IPOH SDN. BHD.

By:
Name:
Title:

MEMC HOLDING B.V.

By:
Name:
Title:

MEMC ELECTRONIC MATERIALS S.P.A.

By:
Name:
Title:

SUNEDISON SEMICONDUCTOR TECHNOLOGY PTE. LTD.

By:
Name:
Title:

EXHIBIT I

FORM OF PERFECTION CERTIFICATE

PERFECTION CERTIFICATE

Reference is made to the Credit Agreement dated as of May 27, 2014 (as modified and supplemented and in effect on the date hereof, the “Credit Agreement”) among SunEdison Semiconductor B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands (the “Borrower”), SunEdison Semiconductor Limited, a limited company organized under the law of the Republic of Singapore (f/k/a SunEdison Semiconductor Pte. Ltd., a private limited company organized under the law of the Republic of Singapore) (“Holdings”), the Lenders from time to time party thereto, Goldman Sachs Bank USA, as Administrative Agent and Swing Line Lender, the L/C Issuers and the other Agents party thereto. Except as otherwise provided herein, terms defined in the Credit Agreement, and in the Pledge and Security Agreement (US) referred to therein, are used herein as defined therein.

As of the date hereof, the Borrower hereby certifies on behalf of itself and the other Loan Parties to each Lender and each Agent as follows:

I.	CURRENT INFORMATION

A. Legal Names, Organizations, Jurisdictions of Organization and Organizational Identification Numbers. The full and exact legal name (as it appears in each respective certificate or articles of incorporation, limited liability membership agreement or similar organizational documents, in each case as amended to date), the type of organization (or if the Loan Party is an individual, please indicate so), the jurisdiction of organization (or formation, as applicable), and the organizational identification number (not tax i.d. number) of each Loan Party are as follows:

Name of Loan Party	Type of Organization	Jurisdiction of Organization/ Formation	Organizational Identification Number

B. Chief Executive Offices and Mailing Addresses. The chief executive office address or registered office address (or the principal residence if the Loan Party is a natural person) and the preferred mailing address (if different than chief executive office or residence) of each Loan Party are as follows:

Name of Loan Party	Address of Chief Executive Office or registered office (or for natural persons, residence)	Mailing Address (if different than CEO/registered office or residence)

C. Special Debtors. Except as specifically identified below none of the Loan Parties is a: (i) transmitting utility (as defined in Section 9-102(a)(80)), (ii) primarily engaged in farming operations (as defined in Section 9-102(a)(35)), (iii) a trust, (iv) a foreign air carrier within the meaning of the federal aviation act of 1958, as amended or (v) a branch or agency of a bank which bank is not organized under the law of the United States or any state thereof.

D. Trade Names/Assumed Names.

Current Trade Names. Set forth below is each trade name or assumed name currently used by any Loan Party or by which any Loan Party is known or is transacting any business:

Loan Party	Trade/Assumed Name

E. Changes in Names, Jurisdiction of Organization or Corporate Structure.

Except as set forth below, no Loan Party has changed its name, jurisdiction of organization or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form, change in jurisdiction of organization or otherwise) within the past five (5) years:

Loan Party	Date of Change	Description of Change

F. Prior Addresses.

Except as set forth below, no Loan Party has changed its chief executive office or registered office, or principal residence if a particular Loan Party is a natural person, within the past five (5) years:

Loan Party	Prior Address/City/State/Zip Code

G. Acquisitions of Equity Interests or Assets.

Except as set forth below, no Loan Party has acquired the equity interests of another entity or substantially all the assets of another entity within the past five (5) years:

Loan Party	Date of Acquisition	Description of Acquisition

5

H. Corporate Ownership and Organizational Structure.

Attached as Exhibit A hereto is an organizational chart, current as of May 27, 2014.

6

II.	INFORMATION REGARDING CERTAIN COLLATERAL

A. Investment Related Property

1. Equity Interests. Set forth below is a list of all Subsidiaries directly owned by the Loan Parties and other material equity interests directly owned by each Loan Party together with the type of organization which issued such equity interests (e.g. corporation, limited liability company, partnership or trust):

Loan Party Owner	Name	Percent Ownership	Type of Organization	Jurisdiction

7

2. Securities Accounts. Set forth below is a list of all securities accounts in which any Loan Party customarily maintains securities or other assets having an aggregate value in excess of $10,000:

3. Deposit Accounts. Set forth below is a list of all bank accounts (checking, savings, money market or the like) in which any Loan Party customarily maintains in excess of $10,000:

Please see the list of bank accounts attached as Exhibit B hereto.

8

4. Debt Securities & Instruments. Set forth below is a list of all debt securities and instruments owed to any Loan Party in the principal amount of greater than $10,000:

Lender	Borrower	Original Principal Amount	Issue Date	Maturity Date	Description

9

B. Intellectual Property. Set forth below is a list of all registered copyrights, patents and trademarks and all applications and exclusive licenses thereof, in each case owned by any Loan Party (which, for the avoidance of doubt, does not include patents which have expired or been abandoned):

1. Copyrights, Copyright Applications and Exclusive Copyright Licenses

Please see the IP Portfolio attached as Exhibit C hereto.

2. Patents, Patent Applications and Exclusive Patent Licenses

Please see the IP Portfolio attached as Exhibit C hereto.

3. Trademarks, Trademark Applications and Exclusive Trademark Licenses

Please see the IP Portfolio attached as Exhibit C hereto.

C. Tangible Personal Property in Possession of Warehousemen, Bailees and Other Third Parties. Except as set forth below, no persons (including, without limitation, warehousemen and bailees) other than any Loan Party have possession of any material amount (fair market value of $10,000 or more) of tangible personal property of any Loan Party:

Loan Party	Third Party	Location	Street Address

Wafers on Consignment

Loan Party	Customer	Locations (as of 12/31/2013)	Value (as of 12/31/2013)

D. Tangible Personal Property in Former Article 9 Jurisdictions and Canada. Set forth below are all the locations within the Commonwealth of Puerto Rico and any Province of Canada where any Loan Party currently maintains or has maintained any material amount (fair market value of $10,000 or more) of its tangible personal property (including goods, inventory and equipment) of any Loan Party (whether or not in the possession of such Loan Party) within the past five (5) years:

10

E. Real Estate Related UCC Collateral

1. Fixtures. Set forth below are all the locations where any Loan Party owns or leases any real property:

Loan Party	Location	Owned/Leased

2. “As Extracted” Collateral. Set forth below are all the locations where any Loan Party owns, leases or has an interest in any wellhead or minehead:

3. Timber to be Cut. Set forth below are all locations where any Loan Party owns goods that are timber to be cut:

F. Insurance Policies. Set forth below is a list of all insurance policies maintained by the Loan Parties. Except as noted below, each Loan Party’s interest in the insurance policies are freely assignable.

G. Material Supply Contracts. Set forth below is a list of all material supply contracts entered into by the Loan Parties. Except as noted below, each Loan Party’s interest in the material supply contracts are freely assignable.

[signature pages follow]

11

IN WITNESS WHEREOF, the undersigned hereto has caused this Perfection Certificate to be executed as of this 27th day of May, 2014 by its officer thereunto duly authorized.

SUNEDISON SEMICONDUCTOR B.V.

By:

Name:

Title:

SUNEDISON SEMICONDUCTOR LIMITED

By:

Name:

Title:

SUNEDISON SEMICONDUCTOR HOLDINGS B.V.

By:

Name:

Title:

SUNEDISON SEMICONDUCTOR, LLC

By:

Name:

Title:

MEMC JAPAN LTD.

By:

Name:

Title:

MEMC ELECTRONIC MATERIALS SENDIRIAN BERHAD

By:

Name:

Title:

Signature Page to Perfection Certificate

MEMC KOREA COMPANY

By:

Name:

Title:

TAISIL ELECTRONIC MATERIALS CORPORATION

By:

Name:

Title:

MEMC IPOH SDN. BHD.

By:

Name:

Title:

MEMC HOLDING B.V.

By:

Name:

Title:

MEMC ELECTRONIC MATERIALS S.P.A.

By:

Name:

Title:

SUNEDISON SEMICONDUCTOR TECHNOLOGY PTE. LTD.

By:

Name:

Title:

Signature Page to Perfection Certificate

EXHIBIT A

Organizational Chart

EXHIBIT B

Bank Accounts

EXHIBIT C

IP Portfolio

EXHIBIT J

FORM OF NOTICE OF SPECIFIED RELATED CREDIT ARRANGEMENT

[Name and Address of Administrative Agent]

Attention: [                    ]

Re: Notice of Specified Related Credit Arrangement

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated [                    ], 2014 (as amended, supplemented and modified to date, the “Credit Agreement”), among SunEdison Semiconductor B.V. (the “Borrower”) and Goldman Sachs Bank USA, as Administrative Agent. Capitalized terms used herein have the meaning set forth in the Credit Agreement. This is notify you that we have entered into the following:

Date of Related Credit Arrangement Names of Parties

We hereby confirm that we are a Lender Counterparty. We hereby appoint Administrative Agent and each Security Agent as our agent for purposes of the Credit Agreement and other Loan Documents. We understand and agree the Administrative Agent shall not owe us any fiduciary duty, duty of loyalty, duty of care, duty of disclosure or any other obligations whatsoever by virtue of our status as a secured party under the Loan Documents and we agree to be bound by the Loan Documents as a Secured Party. Without limiting any of the foregoing, as a Secured Party, we hereby acknowledge and confirm our agreement with the terms and provisions of Section 9.14 of the Credit Agreement and confirm that we are a joint and several creditor with other Secured Parties as provided therein.

NAME OF LENDER COUNTERPARTY
By:
(name)

(title)